As filed with the Securities and Exchange Commission on January 12, 2026
Registration No. 333-283566

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __	☐
Post-Effective Amendment No. 7	☒
(File No. 333-283566)

Midland National Life Separate Account C
(Exact Name of Registered Separate Account)

Midland National Life Insurance Company
(Exact Name of Insurance Company)

West Des Moines, Iowa 50266-1071
(Address of Insurance Company’s Principal Executive Offices)
Insurance Company’s Telephone Number, including Area Code:
(877) 586-0240

Name and Address of Agent for Service:	Copy to:

Brett L. Agnew, Esq.	Dodie C. Kent, Esq.
Senior Vice President, Deputy General Counsel	Eversheds-Sutherland (US) LLP
Midland National Life Insurance Company	The Grace Building, 40th Floor
Sammons Financial Group	1114 Avenue of the Americas
8300 Mills Civic Parkway	New York, NY 10036-7703
West Des Moines, IA 50266

Approximate Date of Proposed Public Offering: Continuously on and after the effective date of the Registration Statement.
It is proposed that this filing will become effective:

☒    60 days after filing pursuant to paragraph (a)(1) of Rule 485

Check each box that appropriately characterizes the Registrant(s):

☒    Insurance Company relying on Rule 12h-7 under the Exchange Act

LiveWell Dynamic Annuity Prospectus

May 1, 2026

A Flexible Premium Deferred Registered Index Linked and Variable Annuity
issued by: Midland National Life Insurance Company
through the Midland National Life Separate Account C

This prospectus describes the LiveWell Dynamic Annuity (the “Contract”) issued by Midland National Life Insurance Company (the “Company,” “us,” “we,” “our”). This prospectus provides information you should know before purchasing the Contract.
The Contract is designed to aid in long-term financial planning and provides for accumulation of capital on a tax-deferred basis for retirement or other savings needs. The Contract does not provide tax deferral benefits beyond those already provided under the Internal Revenue Code for a Contract purchased as a Qualified Contract through an Individual Retirement Account (“IRA”). Amounts withdrawn from the Contract prior to age 59 ½ may also be subject to taxes, including a 10% federal penalty tax. You should consult with your tax advisor for more information.
The Contract offers two types of investment options: (i) Cycle Investments, which are linked to the performance of an Index; and (ii) Subaccounts (“Subaccount(s)”), which, in turn, each invest in a mutual fund portfolio (“Investment Portfolio”). You may allocate your premiums entirely to the Cycle Investments, entirely to the Subaccounts, or a combination of the two types of investment options, subject to our right not to offer any Cycle Investments in the future. See APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT for additional information about each investment option.
•    Each Cycle Investment provides a return based on the performance, positive or negative, of the Index to which it is linked for a specified period of time (the “Cycle Term”). Any positive return will be subject to either a Cap Rate, a Participation Rate, or a Trigger Rate (the “Crediting Type”), which will limit the amount you can earn on a Cycle Investment. A Cap Rate is the maximum positive return that you could be credited on the last day of the Cycle Term (the “Cycle End Date”). A Participation Rate is the portion of positive Index performance, if any, that you will be credited on the Cycle End Date, and your potential increase is not subject to a maximum. A Trigger Rate is the exact positive return that you could be credited on the Cycle End Date if the Index performance meets or exceeds a specified minimum (the “Trigger Point”) of either 0% or -20%. We guarantee that we will never offer a Cycle Investment with a Cap Rate below 2%, a Participation Rate below 5%, or a Trigger Rate below 2% for the life of your Contract.
Any negative return will be subject to a certain level of downside protection: in the form of either a Floor Rate or Buffer Rate.(the “Cycle Structure”). A Floor Rate is the maximum loss that you will bear on the Cycle End Date. A Buffer Rate is the maximum Index loss that the Company will protect you from on the Cycle End Date, and you will be subject to any Index loss in excess of the Buffer Rate. You could lose up to 10% of your investment in a Cycle Investment with a -10% Floor Rate; up to 90% of your investment in a Cycle Investment with a -10% Buffer Rate; up to 80% of your investment in a Cycle Investment with a -20% Buffer Rate; up to 70% of your investment in a Cycle Investment with a -30% Buffer Rate; and up to 60% of your investment in a Cycle Investment with a -40% Buffer Rate. We reserve the right to remove or substitute the Cycle Investments currently available and to add new Cycle Investment options in the future. If we exercise our right to substitute, the limit on Index losses will not change for so long as that Cycle Investment remains available under the Contract, and the limit on Index gains will not change except from one Cycle Term to the next. If we add new Cycle Investment options, the limits on Index gain and loss offered under the new Cycle Investments may differ from those of the Cycle Investments currently available, perhaps significantly. We guarantee that we will never offer a Cycle Investment with a Floor Rate above -60% or a Buffer Rate lower than -2.5% for the life of your Contract. We reserve the right not to offer any Cycle Investments in the future. If we do so, you will be limited to investing in the Subaccounts, which are not tied to the performance of an Index and do not provide any protection against losses. This Contract may not be appropriate for you if you intend to invest solely in the Index-linked Cycle Investments.
•    Your Accumulation Value in each Subaccount will increase or decrease based on investment performance of the underlying Investment Portfolio. This means that a Subaccount’s Accumulation Unit Value is not based on a Fair Value calculation, unlike a Cycle Investment Unit Value prior to the Cycle End Date.

We reserve the right to reject or place limitations on the acceptance and allocation of additional premiums. If we do so, you may be unable or limited in your ability to increase your Contract Value and the value of your death benefit through additional premium payments, and the potential financial savings provided by the Waiver of Surrender Charge Rider (if elected) will be limited.
The Contract is a complex investment vehicle and involves risks, including potential loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, negative contract adjustments based on the Fair Value of the Cycle Investments, taxes and tax penalties. Prior to the Cycle End Date, the Cycle Investment Unit Value is based on the Fair Value, and the Floor Rate and the Buffer Rate do not apply. This means on any day prior to the Cycle End Date if you make a withdrawal (including systematic withdrawals and required minimum distributions), transfer to the Subaccounts, surrender or annuitize the Contract, or if a death benefit becomes payable, your Cycle Investment Value could reflect lower gains and higher losses than on the Cycle End Date and you could lose up to 100% of your principal investment and any earnings. This Contract may not be appropriate for you if you intend or need to make withdrawals prior to the Cycle End Dates.

Our obligations under the Contract are subject to our financial strength and claims-paying ability.

There are also risks associated with investing in the Subaccounts, including the risk of loss of up to all or a significant amount of your principal investment and any earnings. You should not buy this Contract if you are not willing to assume these investment risks.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties, although the amount you receive may reflect negative adjustments based on the Fair Value of the Cycle Investments. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply. See “Right to Cancel” in this prospectus for more detail.
The availability of investment options, Contract benefits, or other Contract features described in this Prospectus may vary depending on the broker-dealer through which the Contract is sold. See APPENDIX D: FINANCIAL INTERMEDIARY VARIATIONS.
The Contract described in this Prospectus:
•    Is not a bank deposit;
•    Is not an obligation or guarantee of a bank or credit union;
•    Is not insured or guaranteed by the FDIC or a government agency;
•    Is subject to loss of principal.
NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
Additional Information about certain investment products, including variable and index-linked annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Prospectus Date: May 1, 2026

 DEFINITIONS
For your convenience, below is a glossary of the special terms we use in this prospectus. These terms are generally capitalized throughout this document.
Accumulation Phase means the period of time from the date you purchase the Contract to the date you apply your Contract Value to an annuity payment option.
Accumulation Unit means the units credited to each Subaccount in the Registered Separate Account before the Maturity Date.
Accumulation Unit Value means the value of an Accumulation Unit of a Subaccount for a Valuation Period.
Accumulation Value means the sum of the amounts you have in the Subaccounts.
Annuitant means the person(s) whose life is used to determine the amount and duration of any annuity payments involving life contingencies. The Annuitant may not be changed during the Annuitant’s lifetime. If you elect the Joint and Survivor Income Payment option, the duration of any annuity payment will depend on the life of the Annuitant and the Joint Annuitant.
Annuitization means an election of an annuity payment option.
Annuitize means an election to receive regular income payments from your Contract under one of the annuity payment options. An election to annuitize your Contract is irrevocable. If you elect to annuitize your Contract, you will no longer be able to exercise any liquidity (e.g., withdrawal or surrender) provision that may have previously been available.
Beneficiary means the person(s) to whom a Death Benefit will be paid in the event of the death of an Owner.
Buffer Rate means the rate used to determine the Cycle End Date Unit Value Buffer as described in “Valuation of a Cycle Investment - On the Cycle End Date” later in this Prospectus. It represents the maximum loss due to negative Index performance from which the Owner is protected on a Cycle End Date. The Buffer Rate does not apply before the Cycle End Date.
Business Day means any day the New York Stock Exchange is open for regular trading. Our Business Day ends when the New York Stock Exchange closes for regular trading, generally 3:00 p.m. Central Time.
Cap Rate means the rate used to determine the Cycle Investment’s Unit Value Cap. It represents the maximum potential increase in the Cycle Investment Unit Value for a Cycle Investment on the Cycle End Date for Cycles with a Cap Rate Crediting Type.
Contract Anniversary means the same date in each Contract year as the Issue Date.
Contract Month means a month that starts on the same date as the Issue Date in each month. For this purpose, if the Issue Date is not a calendar date in every month, then we look forward to the first day of the next calendar month. For example, assume a Contract is issued on January 31st; subsequent Contract months will begin on the first day of each month (February 1, March 31, April 1, May 31, etc.).
Contract Quarter means a three-month period that starts on the same date as the Issue Date in each three-month period. For this purpose, if the Issue Date is not a calendar date in every month, then we look forward to the first day of the next calendar month. For example, assume a Contract is issued on January 31st; Contract quarters will begin on the first day of each quarter (May 1, July 31, and October 31).
Contract Value means the sum of amounts invested in the Cycle Investments and the Subaccounts, plus any amounts in the Default Account.
Contract Value Death Benefit means the standard Death Benefit included under your Contract at no additional charge, which pays your beneficiary your Contract Value. We refer to this as the standard Death Benefit.
Contract Year means a year that starts on the Issue Date or on each Contract Anniversary thereafter.
Crediting Type means the upside investment exposure type associated with a Cycle Investment. We offer three upside investment exposure types: (i) the Cap Rate, (ii) the Participation Rate, and (iii) the Trigger Rate.

Customer Service Center means where you must send correspondence, service or transaction requests, and inquiries. Please note: Premium payments must be sent to P.O. Box 9261, Des Moines, IA 50306-9261. The overnight mailing address is Midland National, 8300 Mills Civic Parkway, West Des Moines, IA 50266-3833. This should only be used for mail delivered via a courier.
Cycle Business Day means any Business Day on which the Cycle Investment Unit Value for a Cycle Investment is determined.
Cycle End Date means the Cycle Business Day on which a Cycle Investment is scheduled to end. Any Cycle End Date will be the Business Day prior to the first or third Thursday of each month, provided such day is a Business Day. If it is not a Business Day, the previous Business Day will be used.
Cycle Investment means an index-linked investment under the Contract that has a specific Cycle Type, Cycle Start Date, and Cycle End Date.
Cycle Investment Unit means the measurement we use to calculate a Cycle Investment Value. Units may only be purchased on the Cycle Start Date.
Cycle Investment Unit Value means the value of a Cycle Investment Unit on a Cycle Investment Business Day. The Initial Cycle Investment Unit Value on any Cycle Start Date is $10.00. Prior to the Cycle End Date, the Cycle Investment Unit Value is determined by the Fair Value, and the Floor and Buffer rates do not apply. For Cycle Investments with a Cap Rate that have a Cycle Start Date prior to November 13, 2023, the Fair Value calculation will also incorporate the Proportional Cap Rate, if applicable. Cycle Investments that have a Cycle Start Date on or after November 13, 2023 do not include a Proportional Cap Rate.
Cycle Investment Value means the sum of the amounts you have invested in the Cycle Investments. The value of a Cycle Investment on any Cycle Business Day is equal to the number of Cycle Investment Units multiplied by that day’s Cycle Investment Unit Value. We also use this term, in context, to define the amount you have invested in a single Cycle Investment.
Cycle Start Date means the Business Day on which a Cycle Investment is established. Any Cycle Start Date will be the first or third Thursday of each month, provided such day is a Business Day. If it is not a Business Day, the following Business Day will be used.
Cycle Structure means the downside protection type associated with a Cycle Investment. We offer two downside protection types: (i) The Floor Rate, and (ii) the Buffer Rate.
Cycle Term, for any Cycle Investment, means the period from the Cycle Start Date to the Cycle End Date.
Cycle Type means all Cycle Investments having the same Index, Cycle Term, Cycle Structure, Crediting Type and corresponding Floor Rate or Buffer Rate .
Death Benefit means the amount that we will pay to the Beneficiary in the event of the death of an Owner if the Contract is still in force and in the Accumulation phase. The amount of the Death Benefit is based on which death benefit option is elected and determined as of the Business Day that our Customer Service Center receives the required documentation in Good Order.
Default Account means the Fidelity VIP Government Money Market Portfolio - Service Class 2 Subaccount, which is used to hold the following: (i) premium payments designated for a new Cycle Investment(s) upon allocation to the Contract, (ii) proceeds from transfers designated for a new Cycle Investment(s), (iii) proceeds from a maturing Cycle Investment(s) before they are reinvested into a new Cycle Investment, and (iv) proceeds from a maturing Cycle Investment for a discontinued Cycle Investment which we have no instructions or for which the Cycle Investment does not launch.
Fair Value means a value used to determine the Cycle Investment Unit Value on each Business Day during the Cycle Term prior to the Cycle End Date. It is the Fair Value of the Cycle based on the current value of the financial instruments used to calculate the Cycle payout on the Cycle End Date as determined by the independent third party Fair Value Calculation Agent.
Fair Value Calculation Agent means an independent third party with whom the Company contracts to determine the Fair Value of a Cycle Investment during the Cycle Term. Currently, the Fair Value Calculation Agent is S&P Global Market Intelligence. We may use different Fair Value Calculation Agents for different Cycle Investments.
Floor Rate means the rate used to determine the Cycle End Date Unit Value Floor as described in “Valuation of a Cycle Investment —On the Cycle End Date” later in this Prospectus. It represents the maximum potential loss in Cycle Investment Unit Value for a Cycle Investment on the Cycle End Date. The Floor Rate does not apply before the Cycle End Date.
Free Withdrawal Amount means the amount available for withdrawal without incurring a Surrender Charge. During the first Contract Year, the Free Withdrawal Amount is equal to the RMD, if applicable. Beginning the second Contract Year, the Free Withdrawal Amount equals the Remaining Premium payments six years or older (i.e., no longer subject to surrender charges) plus 10% of the Remaining Premium payments less than six years old (i.e., subject to surrender charges) at the beginning of the Contract year, or RMD, if greater. For this purpose, premium payments are considered to have been withdrawn in the order in which they were received (i.e., first in, first out).
General Account means assets we own that are not in a separate account, but rather are held as part of our general assets and are subject to claims of our general creditors.
Good Order means all of the information necessary to process a transaction, as we determine in our discretion. Transaction requests will generally be processed on the Business Day they are received at the Customer Service Center as long as the request is in Good Order. Requests received after 3:00 p.m. Central Time will be considered in good order on the following business day. For more detailed information see “Administrative Procedures.”
Income Phase means the period of time from the date you apply your Contract Value to an annuity payment option to the date we make the last annuity payment to you under the option you chose.
Index means the index or exchange-traded fund (“ETF”) to which a Cycle Investment is linked.
Index Value means the value of an Index as reported to us by the Index provider.
Indicative Rates means the rates we post and update on our website every Tuesday before any Cycle Start Date. They are the Cap Rate(s), Participation Rate(s), and Trigger Rate(s) we would declare if that day was a Cycle Start Date, based on then current market conditions.
Initial Cycle Investment Unit Value means the Cycle Investment Unit Value on any Cycle Start Date. The Initial Cycle Investment Unit Value is set as $10.00 for each Cycle on the Cycle Start Date.
Investment Options means the investments available under the Contract, which are: (i) the Cycle Investments, each of which is linked to the performance of a specified Index; and (ii) the Subaccounts, which are each a division of our registered Separate Account, each of which, in turn, invests exclusively in one share class of one Investment Portfolio.
Investment Portfolio means a mutual fund portfolio in which a Subaccount invests.
Issue Age means the age of the Owner on the last birthday before the Issue Date. In the case of Joint Owners, Issue Age is based on the age of the oldest Joint Owner. In the case of non-natural owners, Issue Age is based on the age of the Annuitant.
Issue Date means the date the Contract goes into effect.
Maturity Date means either the date, specified in your Contract, on which income payments will begin, or an earlier date that you specify. The earliest possible Maturity Date is the first Contract anniversary, at which time you may annuitize your full Contract Value. The maximum Maturity Date is the Contract anniversary immediately following the Annuitant’s 115th birthday.
Non-Registered Separate Account means the separate account under the Contract that holds amounts allocated to the Cycle Investments. The Non-Registered Separate Account is non-unitized, was established under Iowa law and is not registered under the Investment Company Act of 1940.
Owner means the person(s) or entity that is named in the application or on the latest change filed with us who is entitled to exercise all rights and privileges provided in the Contract.
Participation Rate means the rate used to determine the Cycle Investment’s Unit Value gain. It represents the portion of positive Index performance, if any, that your Cycle Investment Unit Value will participate in on the Cycle End Date for Cycles with a Participation Rate Crediting Type.
Payee means the person who is entitled to receive annuity payments after Annuitization. On or after the Maturity Date, the Owner will be the Payee. The Beneficiary is the Payee of the proceeds at the death of the Owner, if the date of death is prior to the Maturity Date.
Principal Office means Midland National Life Insurance Company’s principal place of business located at 8300 Mills Civic Parkway, West Des Moines, IA 50266. Please note: You must send all correspondence, service or transaction requests, inquiries, and premium payments to our Customer Service Center.
Proof of Death means a certified copy of the death certificate or any other proof satisfactory to us.
Proportional Cap Rate means the proportion of the Cap Rate used to determine the maximum potential increase in a Cycle Investment Unit Value before the Cycle End Date. For Cycle Investments with a Cap Rate that have a Cycle Start Date prior to

November 13, 2023. Cycle Investments that have a Cycle Start Date on or after November 13, 2023 do not include a Proportional Cap Rate. The Proportional Cap Rate is equal to the Cap Rate multiplied by the number of days lapsed during the Cycle Term divided by the number of days in the Cycle Term. The Proportional Cap Rate does not apply if the Cap Rate is unlimited.
Rate Threshold means the minimum Cap Rate we will declare for any Cycle Type with a Cap Rate Crediting Type, the minimum Participation Rate we will declare for any Cycle Type with a Participation Rate Crediting Type, or the minimum Trigger Rate we will declare for any Cycle Type with a Trigger Rate Crediting Type. Each Cycle Type will have a specific Rate Threshold. A Cycle Investment will not be launched on a scheduled Start Date if the resulting Cap Rate, Participation Rate, or Trigger Rate is lower than its respective Rate Threshold.
Remaining Premium means the premium payments made less any partial withdrawals previously taken and less any surrender charges previously deducted as a result of such partial withdrawals on a dollar-for-dollar basis.
Registered Separate Account means Midland National Life Separate Account C, which receives and invests your premiums that are allocated to, and Contract Value that is transferred to, the Subaccounts. Our Registered Separate Account is divided into Subaccounts. Separate Account C is registered as an investment company under the Investment Company Act of 1940, as amended.
Return of Premium Death Benefit Rider means the optional Return of Premium Death Benefit available for an additional charge, which pays your beneficiary the greater of (i) your Contract Value or (ii) your total premium payments, adjusted for withdrawals. For more detailed information, see “Death Benefit.”
Subaccount means a division of our Registered Separate Account which invests exclusively in one share class of one Investment Portfolio. We may use this term interchangeably with the term “Investment Division.”
Surrender Value means the Contract Value on the date of surrender less any applicable surrender charge and state premium tax. This may also be referred to as Cash Surrender Value.
Trigger Point means the minimum Index return used to determine if the Trigger Rate will be credited to your Cycle Investment Unit Value on the Cycle End Date for Cycles with a Trigger Rate Crediting Type. If the Index return is equal to or greater than the Trigger Point on the Cycle End Date, the Cycle Investment Unit Value will be credited with the Trigger Rate. The Trigger Point will be 0% or -20%. See Appendix A - Investment Options Available Under the Contract.
Trigger Rate means the rate that will be credited to your Cycle Investment Unit Value if the Index return is equal to or greater than the Trigger Point on the Cycle End Date for Cycle Investments with a Trigger Rate Crediting Type.
Unit Value Cap means the maximum Cycle Investment Unit Value at any time during the Cycle Term prior to the Cycle End Date for Cycle Investments with a Cap Rate Crediting Type that have a Cycle Start Date prior to November 13, 2023. The Unit Value Cap is the Initial Unit Value times (1 + Proportional Cap Rate). Cycle Investments with a Cap Rate Crediting Type that have a Cycle Start Date on or after November 13, 2023 are no subject to a Proportional Cap Rate and, therefore, do not have a Unit Value Cap.
Valuation Period means the time beginning at the close of regular trading on the New York Stock Exchange (generally 3:00 p.m., Central Time) on one Business Day and ending at the close of regular trading on the New York Stock Exchange on the next Business Day. Midland National reserves the right to revise the definition of Valuation Period as needed in accordance with applicable federal securities laws and regulations.
Waiver of Surrender Charge Rider means the optional Waiver of Surrender Charge benefit available for an additional charge, which increases your Free Withdrawal Amount to 100% of your Contract Value. For more detailed information, see “Waiver of Surrender Charge Rider.”
Written Notice or Written Request means a notice or request submitted in a written form satisfactory to us, which is signed and dated by the Owner and received by us in Good Order at our Customer Service Center, P.O. Box 9261, Des Moines, IA 50306-9261, or via fax (866) 511-7038. The overnight mailing address is Midland National Customer Service Center, 8300 Mills Civic Parkway, West Des Moines, IA 50266-3833.

OVERVIEW OF THE MIDLAND LIVEWELL DYNAMIC ANNUITY
Q:    What is the Contract, and what is it designed to do?
A: The Midland LiveWell Dynamic Annuity is designed to enable you to accumulate assets through Cycle Investments and Subaccounts of the Registered Separate Account. The Cycle Investments provide returns linked to the performance of a single specified Index. Each Subaccount invests in one share class of an Investment Portfolio.
The Contract can supplement your retirement income by providing a stream of income during the Income Phase. Before you begin income payments, the Contract also provides a standard Contract Value Death Benefit for your designated beneficiaries. The amount of the Death Benefit is based on which death benefit is elected and determined as of the Business Day that our Customer Service Center receives the required documentation in Good Order. In the case of multiple primary beneficiaries, the amount received by each primary beneficiary will be their proportional share of the death benefit.
The Contract may be appropriate if you have a long term investment horizon. It is not intended for people who need to take early or frequent withdrawals or who intend to engage in frequent trading among the Subaccounts. Because of the Surrender Charge (which is in effect for many years), and the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as a short-term investment vehicle. In addition, prior to the Cycle End Date, the Cycle Investment Unit Value will be based on the Fair Value, and the Floor Rate and the Buffer Rate do not apply. For Cycle Investments with a Cap Rate that have a Cycle Start Date prior to November 13, 2023, the Fair Value calculation will also incorporate the Proportional Cap Rate, if applicable.
Cycle Investments that have a Cycle Start Date on or after November 13, 2023 do not include a Proportional Cap Rate.This Fair Value calculation means that before the Cycle End Date, if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains than on the Cycle End Date (which could be further reduced by the Proportional Cap, if applicable), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses than on the Cycle End Date(because the Floor and Buffer Rates do not apply). If you take a withdrawal prior to the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if you take a withdrawal prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower.
For these reasons, your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Q:    How do I accumulate assets in the Contract and receive income from the Contract?
A: The Contract has two phases: the Accumulation Phase and the Income Phase.
1.    Accumulation Phase
During the Accumulation Phase, subject to certain restrictions, you may apply premium payments to the Contract and allocate the premium payments among available Cycle Investments, each of which provides a return linked to the performance of a specified Index over a specified Cycle Term; and available Subaccounts, each of which invests in an Investment Portfolio which has its own investment strategy, investment adviser, expense ratio and returns.
Additional information about available Cycle Investments and Investment Portfolios offered through the Subaccounts is provided in an appendix to this Prospectus. See APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
A.Cycle Investments
Each Cycle Investment tracks the performance of an Index for a Cycle Term. We will credit gain or loss (i.e.,, positive or negative interest) at the end of the Cycle Term to amounts allocated to a Cycle Investment based, in part, on the performance of the Index. You could lose a significant amount of money if the Index declines in value. The value of your Cycle Investment on any day is calculated by multiplying the Cycle Investment Unit Value for that day by the number of Cycle Investment Units credited to your Contract (“Cycle Investment Value”). The Initial Cycle Investment Unit Value on any Cycle Start Date is $10.00, and we determine the number of Cycle Investment Units initially credited to your Contract by dividing your initial Cycle Investment by the Initial Cycle Investment Unit Value.
On the Cycle End Date, we calculate the Cycle Maturity Value. The Cycle Maturity Value is the final Cycle Investment Unit Value for a Cycle Investment on the Cycle End Date. The Cycle Maturity Value is calculated based on the Index’s performance over the Cycle Term, which is the difference between the Index Value on the Cycle Start Date and the Index value on the Cycle End Date, subject to the Cap Rate (for a Cycle Investment with a Cap Rate Crediting Type), the Participation Rate (for a Cycle Investment with a Participation Rate Crediting Type) or the Trigger Rate (for a Cycle Investment with a Trigger Rate Crediting Type), and subject to the Floor Rate (for a Cycle Investment with a Floor Rate Cycle Structure) or the Buffer Rate (for a Cycle Investment with a Buffer Rate Cycle Structure).
Protection Against Negative Index Return. Each Cycle Investment provides a type of downside protection (“Cycle Structure”), which limits the negative Index return used in calculating the return on the Cycle Investment credited on the Cycle End Date. The Cycle Structure is either: (i) the maximum loss you will incur due to negative Index performance for the Cycle Term, or the Floor Rate, or (ii) the maximum amount of negative Index performance for the Cycle Term from which the Company will protect you, or the Buffer Rate.
•If a Cycle Investment has a Floor Rate Cycle Structure, you will be protected against loss attributable to negative Index performance in excess of the Floor Rate on the Cycle End Date. Any percentage decline in an Index’s performance reduces the Contract Owner’s Cycle Maturity Value up to a maximum loss of the Floor Rate. For example, if you invest in a Cycle Investment with a Floor Rate of -10% and the Index decreases by 25%, you will lose 10% on the Cycle End Date.
•If a Cycle Investment has a Buffer Rate Cycle Structure, the Buffer Rate is the amount of the Index’s negative performance from which Midland will protect you on the Cycle End Date. You will be subject to any negative Index performance in excess of the Buffer Rate on the Cycle End Date. For example, if you invest in a Cycle Investment with a Buffer Rate of -20% and the Index decreases by 25%, on the Cycle End Date the Company will bear a loss of 5%, the amount of the Index loss that exceeds the Buffer Rate.
•We guarantee that we will never offer a Cycle Investment with a Floor Rate lower than -60% or a Buffer Rate lower than -2.5% for the life of your Contract. We reserve the right not to offer any Cycle Investments in the future. If we do so, you will be limited to investing in the Subaccounts, which are not tied to the performance of an Index and do not provide any protection against losses.
Limits on Positive Index Return. Each Cycle Investment also limits the positive Index return used in calculating the return on the Cycle Investment credited on the Cycle End Date based on its “Crediting Type.” The Crediting Types are: (i) the maximum positive rate of return at the end of the Cycle Term for Cycles with a Cap Rate Crediting Type, or the Cap Rate, (ii) the portion of the positive Index performance, if any, for the Cycle Term in which you will participate for Cycles with a Participation Rate Crediting Type, or the Participation Rate, or (iii) the exact positive rate of return that will be credited if the Index Performance is equal to or greater than the Trigger Point, or the Trigger Rate.
•If a Cycle Investment has a Cap Rate Crediting Type, the Cap Rate is the maximum potential increase due to positive Index performance, if any, that the Contract Owner may be credited on the Cycle End Date. The return on a Cycle Investment on the Cycle End Date is limited to the Cap Rate even if the Index performance on the Cycle End Date is higher. For example, if you invest in a Cycle Investment with a Cap Rate of 8%, on the Cycle End Date you will be credited with any Index gain up to 8%. This means that if the Index increases 10%, your rate of return would be limited to 8%, which is the Cap Rate. If the Index increases 5%, your rate of return would be the full 5% because it is below the Cap Rate.
•If a Cycle Investment has a Participation Rate Crediting Type, the Participation Rate is the portion of positive Index performance, if any, that the Contract Owner will participate in on the Cycle End Date. The return on a Cycle Investment is not limited to a maximum amount. For example, if you invest in a Cycle Investment with a Participation Rate of 90%, on the Cycle End Date you will be credited with 90% of any positive Index gain, no matter how high or low the Index gain may be. This means that if the Index increases 10%, your rate of return would be 9%, which is 90% of the Index gain. If the Index increases 5%, your rate of return would be 4.5%, which is 90% of the Index gain.
•If a Cycle Investment has a Trigger Rate Crediting Type, the Trigger Rate is the exact positive return if the Index performance is equal to or greater than the Trigger Point on the Cycle End Date. The Trigger Point will be 0% or -20%. See Appendix A - Investment Options Available Under the Contract. The return on a Cycle Investment on the Cycle End Date is limited to the Trigger Rate even if the Index performance on the Cycle End Date is higher. For example, if you invest in a Cycle Investment with a Trigger Rate of 8% and a Trigger Point of 0% on the Cycle End Date you will be credited 8% if the Index performance is at or above 0%. This means that if the Index increases 10%, your rate of return would be limited to 8%, which is the Trigger Rate. If the Index increases 5%, your rate of return would still be 8% because the Index increase was greater than the Trigger Point. If the Trigger Point is a negative value, your rate of return could be positive even if the Index performance is negative. For example, if you invest in a Cycle Investment with a Trigger Rate of 10% and a Trigger Point of -20% and the Index decreases 10%, your rate of return will be 10% even though the Index return was negative because the Index return was greater than the Trigger Point. If the Index performance is less than the Trigger Point, the return will be 0% or reflect a loss, if applicable after taking into account the Cycle Structure.
•We guarantee that we will never offer a Cycle Investment with a Cap Rate below 2%, a Participation Rate below 5%, or a Trigger Rate less than 2% for the life of your Contract.
B.Subaccounts
The available Subaccounts each invest in an Investment Portfolio which has its own investment strategy, investment adviser, expense ratio and returns.
2.    Income Phase
During the Income Phase, you may receive annuity payments under the Contract by applying your Contract Value to an annuity payment option. Depending on the income payment option you select, payments may continue for the life of the Annuitant (and the Joint Annuitant, if any) or for a specified period between five and twenty years.
When you elect to annuitize the Contract, your Contract Value will be converted into income payments and you will no longer be able to make withdrawals from the Contract. At this time, the Accumulation Phase will end, and the standard Death Benefit and any optional benefits, including the Return of Premium Death Benefit, you have elected will terminate.
Q:    What are the primary features and options of the Contract?
A.    Contract Types. The Contract is available for purchase as a Non-Qualified Contract for accounts that do not qualify for special federal tax advantages under the Internal Revenue Code and as a Qualified Contract for retirement accounts that qualify for such tax advantages. The Contract does not offer any additional tax benefits when purchased in a retirement account.

B.    Available Investments. You may allocate your Contract Value to one or more Cycle Investments and/or to one or more Subaccounts.
C.    Accessing Your Money. You may make a full or partial withdrawal of your Contract Value at any time before the Maturity Date by submitting a written request to our Customer Service Center. You may also submit requests for partial withdrawals by telephone with prior authorization. The Contract permits you to take a certain amount of withdrawals without incurring a Surrender Charge, which we call the “Free Withdrawal Amount.” For an additional charge, you can purchase the optional Waiver of Surrender Charge Rider, which allows you to take unlimited withdrawals without incurring a Surrender Charge.
D.    Tax Treatment. You may transfer your Contract Value among Investment Options without tax implications. Returns credited to your Contract are generally tax-deferred and are taxed only when (1) you make a partial or full withdrawal; (2) you receive an Annuity Payment under the Contract; or (3) upon payment of the Death Benefit.
E.    Death Benefit. Your Contract includes a standard Contract Value Death Benefit payable to your designated beneficiaries. The amount of the Death Benefit will be determined as of the Business Day that our Customer Service Center receives the required documentation in Good Order. For an additional charge, you can purchase the optional Return of Premium Death Benefit Rider, which may increase the amount of money payable to your designated beneficiaries.
F.    Additional Features and Services. We make certain optional services available under the Contract at no additional charge:
•    The Dollar Cost Averaging Program allows you to systematically transfer a set amount from a Subaccount to any other Subaccount on a regular schedule. This program does not permit Contract Value to be transferred to or from any Cycle Investments.
•    The Automatic Rebalancing Program automatically rebalances your Accumulation Value among your selected Subaccounts in order to restore your allocation to the original level. Contract Value allocated to the Cycle Investments cannot participate.
•    Systematic Withdrawals enable you to automatically withdraw a portion of your Contract Value at a frequency you select. If you choose to take Systematic Withdrawals from a Cycle Investment prior to the Cycle End Date, if the Index is performing positively, the Fair Value calculation could cause your Cycle Investment Unit Value to reflect lower gains than on the Cycle End Date (which could be further reduced by the Proportional Cap, if applicable), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses than on the Cycle End Date(because the Floor and Buffer Rates do not apply). If you take a withdrawal, including a Systematic Withdrawal, prior to the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if you take a withdrawal prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower. You should consult with a financial professional before taking Systematic Withdrawals from the Cycle Investments prior to the Cycle End Date.
Q:    How is the value of a Cycle Investment determined prior to the end of a Cycle Term?
You could lose a significant amount of money due to an adjustment for Fair Value if amounts are removed from a Cycle Investment prior to the end of a Cycle Term. On each Business Day, other than the Cycle Start Date and the Cycle End Date, an independent third party (the “Fair Value Calculation Agent”) determines the Fair Value for each Cycle Investment based on the economic value of hypothetical financial instruments designed to equal the Cycle Investment value at maturity. We calculate the Cycle Investment Unit Value based on the Fair Value, and the Floor Rate and the Buffer Rate do not apply. For Cycle Investment with a Cap Rate that have a Cycle Start Date prior to November 13, 2023, the Fair Value calculation will also incorporate the Proportional Cap Rate, if applicable. Cycle Investment that have a Cycle Start Date on or after November 13, 2023 do not include a Proportional Cap Rate. This Fair Value calculation means that before the Cycle End Date, if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains (because of the Fair Value calculation), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses (because the Floor and Buffer Rates do not apply) than on the Cycle End Date. If you take a withdrawal prior to the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if you take a withdrawal prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower. Your Cycle Investment Value is the amount available for withdrawals prior to the Cycle End Date, Free Withdrawal Amounts, Systematic Withdrawals, Required Minimum Distributions, transfers to the Subaccounts, full or partial surrenders of your contract (including exercising your right to cancel the contract), payment of a death benefit or annuitization. You should seek advice from financial and/or tax professionals before investing in the Cycle Investments.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES, EXPENSES AND ADJUSTMENTS	LOCATION IN PROSPECTUS
Are There Charges or Adjustments for Early Withdrawals?
Yes.
If you withdraw money from your Contract within six years following your last premium payment, you may be assessed a surrender charge of up to 8% of the premium payment being partially or fully withdrawn.

For example, if you make an early withdrawal, you could pay a surrender charge of up to $8,000 on a $100,000 withdrawal. This cost will be greater if there is a negative adjustment based on the Fair Value calculation, or if you also have to pay taxes or tax penalties.

If you withdraw money from a Cycle Investment Option prior to the Cycle End Date, you will receive the Cycle Investment Unit Value. We calculate the Cycle Investment Unit Value based on the Fair Value of the Cycle Investment, which may be lower than your principal invested in the Cycle Investment, and the Floor Rate or the Buffer Rate do not apply. For Cycle Investments with a Cap Rate that have a Cycle Start Date prior to November 13, 2023, the Fair Value calculation will also incorporate the Proportional Cap Rate, if applicable. Cycle Investments that have a Cycle Start Date on or after November 13, 2023 do not include a Proportional Cap Rate. You can lose up to 100% of your principal invested in a Cycle Investment upon withdrawal prior to the Cycle End Date due to this Fair Value calculation.

For example, if you allocate $100,000 to a Cycle Investment with a 3-year Cycle Term and later withdraw the entire amount before the 3 years have ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay surrender charges, taxes and tax penalties. The Fair Value calculation applies to all withdrawals from a Cycle Investment prior to the Cycle End Date, Free Withdrawal Amounts, Systematic Withdrawals, Required Minimum Distributions, transfers to the Subaccounts, full or partial surrenders of your contract (including exercising your right to cancel the contract), payment of a death benefit or annuitization. You can obtain the Cycle Investment Unit Values for the Cycle Investments in which you invest by calling (833) 492-0022. This value can fluctuate daily and the current value quoted may differ from the actual Cycle Investment Unit Value at the time of a transaction.
Charges and Fees – Surrender Charge The Cycle Investment Options - Examples
Are There Transaction Charges?
Yes. In addition to the charges for early withdrawals, we reserve the right to impose a Transfer Fee of $15.00 per transfer on transfers among Subaccounts and between Subaccounts and Cycle Investments in excess of 15 per Contract Year. We are not currently charging this fee. If we charge this fee in the future, we will send you notice at least 10 business days prior to imposing the fee. We will never charge for any transfers of initial or additional premium payments that included allocation instructions to Cycle Investment Options for the next Cycle Start Date.
Expenses – Transfer Fee
Are There Ongoing Fees and Expenses?
Yes.
The table below describes the fees and expenses that you may pay each year, depending on the Investment Options and optional benefits you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you elected.

For the Cycle Investments, there is an implicit ongoing fee to the extent that the investor’s participation in Index gains is limited by our use of a Cap Rate, Participation Rate, or Trigger Rate. This means that your returns may be lower than the Index’s returns. In return for accepting a limit on Index gains, you will receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below.
Expenses

Annual Fee	Minimum	Maximum
Base Contract Expenses[1]	1.15%	1.15%
Investment Portfolios[2] (Portfolio Company fees and expenses)	0.50%	1.05%
Optional benefits available for an additional charge[3] (for a single optional benefit, if elected)	0.20%	0.30%

1 As a percentage of the Accumulation Value. These fees are not applied against the Cycle Investment Value.
2 As a percentage of Investment Portfolio assets. These fees are not applied against the Cycle Investment Value.
3 As a percentage of Contract Value. These fees are applied pro-rata against all Investment Options, including the Cycle Investment Value and amounts held in the Default Account.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges and result in a negative adjustment based on the Fair Value to each Cycle Investment’s Cycle Investment Value that substantially increase costs.

FEES AND EXPENSES	Lowest Annual Cost: $26	Highest Annual Cost: $2,320	LOCATION IN PROSPECTUS
	Assumes: •Investment of $100,000 (to the 6-year Cycle Investments only)	Assumes: •Investment of $100,000 (to the Subaccounts only)
	•5% annual appreciation	•5% annual appreciation
	•Least expensive investment portfolio fees and expenses for period of time in Default Account for 1 day each 6 year Cycle Term	•Most expensive investment portfolio fees and expenses
	•No optional benefits	•Both the Return of Premium Death Benefit Rider and the Waiver of Surrender Charge Rider
	•Minimal Base Contract Expenses for period of time in Default Account for 1 day each 6 year Cycle Term	•Base Contract Expenses of 1.15%
	•No Surrender Charges	•No Surrender Charges
	•No additional premium Payments, transfers, or withdrawals	•No additional premium Payments, transfers, or withdrawals
	•No Fair Value adjustment to Cycle Investment Unit Values	•No Fair Value adjustment to Cycle Investment Unit Values

RISKS	LOCATION IN PROSPECTUS

Is There a Risk of Loss from Poor Performance?
Yes.
•You can lose money by investing in this Contract, including loss of principal and prior Contract earnings.
•For a Cycle Investment, the maximum amount of loss that you could experience from negative Index performance at the end of a Cycle Term, after taking into account the minimum limits on Index loss currently provided under the Contract, would be: up to 10% of your investment in a Cycle Investment with a -10% Floor Rate; up to 90% of your investment in a Cycle Investment with a -10% Buffer Rate; up to 80% of your investment in a Cycle Investment with a -20% Buffer Rate; up to 70% of your investment in a Cycle Investment with a -30% Buffer Rate; and up to 60% of your investment in a Cycle Investment with a -40% Buffer Rate.
•The limits on Index loss offered under the Contract may change from one Cycle Term to the next; however, we guarantee that we will never offer a Cycle Investment with a Floor Rate lower than -60% or a Buffer Rate lower than -2.5% for the life of your Contract. We reserve the right not to offer any Cycle Investments in the future. If we do so, you will be limited to investing in the Subaccounts, which are not tied to the performance of an Index.
Principal Risks

Is This a Short-Term Investment?
No.
This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

The benefit of tax deferral means the Contract is more beneficial to investors with a long time horizon.

Amounts withdrawn may result in surrender charges, a negative adjustment based on the Fair Value to each Cycle Investment’s Cycle Investment Value, taxes and tax penalties.

A Surrender Charge applies for up to six years following your last premium payment. The charge will reduce the value of your Contract if you withdraw money during that time.

Prior to the Cycle End Date, the Cycle Investment Unit Value is based on the Fair Value, and the Floor Rate and the Buffer Rate do not apply. For Cycle Investments with a Cap Rate that have a Cycle Start Date prior to November 13, 2023, the Fair Value calculation will also incorporate the Proportional Cap Rate, if applicable. Cycle Investments that have a Cycle Start Date on or after November 13, 2023 do not include a Proportional Cap Rate. This Fair Value calculation means that before the Cycle End Date, if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains than on the Cycle End Date (which could be further reduced by the Proportional Cap, if applicable), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses than on the Cycle End Date (because the Floor and Buffer Rates do not apply). If you take a withdrawal or transfer prior to the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if you take a withdrawal prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower.
Your Cycle Investment Value, less any surrender charges, if applicable, is the amount available for withdrawals prior to the Cycle End Date, including Free Withdrawal Amounts, Systematic Withdrawals, Required Minimum Distributions, transfers to the Subaccounts, full or partial surrenders of your contract (including exercising your right to cancel the contract), payment of a death benefit or annuitization.
If you do not provide written instructions directing us to allocate the proceeds of your maturing Cycle Investments to a new Cycle Investment or to the Subaccounts at least one Business Day before the Cycle End Date, we will allocate the proceeds of maturing Cycle Investments to a new Cycle Investment of the same Cycle Type. If such a new Cycle Investment is not available, we will allocate the proceeds to the Default Account.
Principal Risks

What Are The Risks Associated with the Investment Options?	•An investment in this Contract is subject to the risk of poor investment performance of the Cycle Investments and the Investment Portfolios that you select.	Principal Risks
•Each Cycle Investment, Subaccount, and the Default Account has its own unique risks.
•You should review this prospectus as well as the prospectuses for available Investment Portfolios.
For Cycle Investments:
•The Cap Rate, Participation Rate, or Trigger Rate, as applicable, may limit positive Index returns (i.e., limited upside). This may result in you earning less than the Index return.
For example:
◦For a Cycle Investment with a Cap Rate Crediting Type, if the Index return is 12% and the Cap Rate is 4%, we will credit 4% in interest at the end of the Cycle Term.
◦For a Cycle Investment with a Participation Rate Crediting Type, if the Index return is 12% and the Participation Rate is 90%, we will credit 10.8% in interest at the end of the Cycle Term.
◦For a Cycle Investment with a Trigger Rate Crediting Type, if the Index return is 12%, the Trigger Point is 0%, and the Trigger Rate is 8%, we will credit 8% in interest at the end of the Cycle Term.
•The Buffer Rate or Floor Rate, as applicable, may limit negative Index returns (e.g., limited protection in the case of market decline).
For example:
◦If the Index return is -25% and the Buffer Rate is -10%, we will apply a 15% loss (the amount of negative Index performance that exceeds the Buffer Rate) at the end of the Cycle Term.
◦If the Index change is -25% and the Floor Rate is -10%, we will apply a 10% loss (the amount of negative Index performance up to the Floor Rate) at the end of the Cycle Term.

•The S&P 500 Price Return Index (Bloomberg Ticker: SPX), the MSCI EAFE Price Return Index (Bloomberg Ticker: MXEA) and the Russell 2000 Price Return Index (Bloomberg Ticker: RTY) are “price return indices,” not “total return indices,” and therefore do not reflect dividends paid on securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
•The Nasdaq-100 Max 30TM Index (Bloomberg Ticker: NDXMAX30TM reflects a daily deduction of 1% per annum and the S&P 500 35% Edge Volatility 1% Decrement Index (USD) (Bloomberg Ticker: SPEV35D1) (i) has leveraged exposure to an “Underlying Benchmark” equal to the return of the S&P 500 Total Return Index less the federal funds rate and less 0.50% (each expressed as an annual percentage deducted daily) and (ii) also reflects the deduction of a 1% decrement per annum. These deductions will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

What Are the Risks Related to the Insurance Company?	Any obligations, guarantees, and benefits of the Contract are subject to our claims-paying ability. If Midland National experiences financial distress, it may not be able to meet its obligations to you. More information about Midland National, including its financial strength ratings, is available upon request. You may make such request by calling 1-866-747-3421 or visiting www.SRSLiveWell.com.	Principal Risks

RESTRICTIONS		LOCATION IN PROSPECTUS
Are There Restrictions on the Investment Options?
Yes.
•We reserve the right not to offer any Cycle Investments and to reject or limit the amount that may be invested in a Cycle Investment. If we exercise our right not to offer any Cycle Investments, you will be limited to investing in the Subaccounts, which are not tied to the performance of an Index.
The Cycle Investments; Subaccounts;

•We may change the limits on Index gains from one Cycle Term to the next. We guarantee that we will never offer a Cycle Investment with a Cap Rate below 2%, a Participation Rate below 5%, or a Trigger Rate below 2% for the life of your Contract.

•We reserve the right to substitute the Index for a Cycle Investment during its Cycle Term.
	•You are not permitted to transfer Contract Value into a Cycle Investment on any day other than a Cycle Start Date.	Appendix A: Investment Options Available Under the Contract

•Currently, we allow unlimited transfers without charge among Subaccounts and between the Subaccounts and Cycle Investments during the Accumulation Phase. However, we reserve the right to impose a charge for transfers in excess of 15 per year.

•Currently, we allow you to invest in an unlimited number of Investment Options at one time. However, we reserve the right to limit the number of Subaccounts and/or Cycle Investments in which you may invest at any one time.

•We reserve the right to limit transfers among Subaccounts in circumstances of frequent or large transfers.

•We reserve the right to remove or substitute the Subaccounts and/or Cycle Investments currently available. If we exercise our right to substitute a Cycle Investment, the limit on Index losses will not change for so long as that Cycle Investment remains available under the Contract, and the limit on Index gains will not change except from one Cycle Term to the next.
Benefits Under the Contact

•We reserve the right to reject or place limitations on the acceptance and allocation of additional premiums.
•The availability of investment options may vary depending on the broker-dealer through which the Contract is sold.

Are There any Restrictions on Contract Benefits?	Yes. •Withdrawals may reduce the Return of Premium Death Benefit by more than the amount withdrawn.	Appendix B: State Variations
•The Return of Premium Death Benefit Rider and the Waiver of Surrender Charge Rider may only be elected at the time you purchase the Contract for an additional charge.
•Once elected, you cannot voluntarily terminate an optional benefit without surrendering or annuitizing your Contract.
•The Return of Premium Death Benefit Rider and the Waiver of Surrender Charge Rider are not available in all states.

•You may participate in either the Dollar Cost Averaging Program or the Portfolio Rebalancing Program, but not both. For either program, transfers are only available among Subaccounts. Cycle Investments are not eligible.
•The availability of Contract benefits may vary depending on the broker-dealer through which the Contract is sold.
Benefits Under the Contract

TAXES		LOCATION IN PROSPECTUS
What are the Contract’s Tax Implications?	•You should consult with a tax professional to determine the tax implications of an investment in, withdrawals from and payments received under the Contract.	Federal Tax Status
•If you purchase the Contract through a qualified retirement plan or individual retirement account (IRA), you do not receive any additional tax benefit.
•Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1⁄2.

CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
How are Investment Professionals Compensated?
Your registered representative may receive compensation for selling this Contract to you in the form of commissions. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (the degree to which Contracts sold remain in force). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the Contract may help these registered representatives and their supervisors qualify for such benefits. This compensation may influence your registered representative to recommend this Contract over another investment. In addition to the foregoing, we provide payments to certain third parties for training, product development, marketing and development efforts with selling firms, and other wholesaling and relationship management services.
Distribution of the Contract
Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Tax-Free Section 1035 Exchanges

FEE TABLE
The following tables describe the fees, expenses and adjustments that you will pay when buying, owning, and surrendering or making withdrawals from an investment option or the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from an investment option or the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted.
Transaction Expenses

Contract Owner Transaction Expenses	Charge
Sales Load Imposed on Premiums	None
Surrender Charge (as a percentage of premiums withdrawn)	8%
State Premium Tax[1]	0% to 3.5%
Transfer Fee[2]	$15
1    State premium tax is based on current resident state and varies by state. If applicable in your state, it is generally payable upon full surrender, death, or the Income Payment Start Date.
2    Currently the charge is $0, but we reserve the right to charge $15 per transfer for transfers in excess of 15 per Contract year. If applied, the Transfer Fee would apply both to transfers among Subaccounts and between Subaccounts and Cycle Investments. We will not charge for any transfers of initial or additional premium payments that include allocation instructions to Cycle Investment Options for the next Cycle Start Date.

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract Value is removed from an investment option or from the Contract before the expiration of a specified period.
Adjustments

Fair Value Calculation Maximum Potential Loss[1] (as a percentage of Contract Value in a Cycle Investment as the start of the Cycle Term)	100%

3    If you remove money from a Cycle Investment Option prior to the Cycle End Date, you will receive the Cycle Investment Unit Value. We calculate the Cycle Investment Unit Value based on the Fair Value, and the Floor Rate and Buffer Rate do not apply. In the event of severe market disruption where the value of the financial instruments become worthless, this means you can lose up to 100% of your principal invested in a Cycle Investment upon withdrawal prior to the Cycle End Date. Your Cycle Investment Value, which is based on the Cycle Investment Unit Value, is the amount available for withdrawals prior to the Cycle End Date, including Systematic Withdrawals, Required Minimum Distributions, transfers to the Subaccounts, full or partial surrenders of your Contract (including exercising your right to cancel the Contract), payment of a death benefit or annuitization. See “Valuation of a Cycle Investment” later in this Prospectus, as well as “Fair Value Formulas for Cycle Investments” in the Statement of Additional Information.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Investment Portfolio company fees and expenses).

If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
Annual Contract Expenses

Annual Contract Expenses	Current Charge	Maximum Charge
Base Contract Expenses (as a percentage of average Accumulation Value)[1]	1.15%	1.15%
Return of Premium Death Benefit Rider (as a percentage of Contract Value)[2]	0.20%	0.20%
Waiver of Surrender Charges Rider (as a percentage of Contract Value)[2]	0.30%	0.30%
1    This charge is a percentage of the Accumulation Value in each Subaccount including the Default Account. It does not apply to Contract Value allocated to the Cycle Investments. This annual charge is deducted daily. The maximum charges are guaranteed for the life of the Contract. We call this charge the Separate Account Annual Expense charge later in this prospectus.
2    This charge is a percentage of the Contract Value. It applies pro-rata against all Investment Options, including the Cycle Investment Value and amounts held in the Default Account. This annual charge is deducted quarterly.
In addition to the fees described above, we limit the amount you can earn on the Cycle Investments. This means your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.
The next item shows the minimum and maximum total operating expenses charged by the Investment Portfolios that you may pay periodically during the time you own the Contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of Investment Portfolios available under the Contract, including the Default Account, as well as their annual expenses, may be found in “APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT” at the back of this Prospectus.

Annual Investment Portfolio Expenses[1] (expenses that are deducted from portfolios assets, including management fees, distribution, and/or service (12b-1) fees and other expenses)	Minimum	Maximum
Total annual operating expenses	0.50%	1.05%
1    The investment portfolio expenses used to prepare this table were provided to us by the fund company(ies). We have not independently verified such information of unaffiliated investment portfolio options. The expenses are those incurred as of the fiscal year ending December 31, 2025. Current or future expenses may be higher or lower than those shown. These charges do not apply to Contract Value allocated to the Cycle Investments.
Expense Examples
This Example is intended to help you compare the cost of investing in the Subaccounts with the cost of investing in other annuity contracts that offer variable options. These costs include transaction expenses, annual Contract expenses, and Annual Investment Portfolio Expenses.

The Example assumes all Contract Value is allocated to the Subaccounts. The Example does not reflect any contract adjustment based on the Fair Value of the Cycle Investments. Your costs could differ from those shown below if you invest in Cycle Investments.
The Example assumes that you invest $100,000 in the Subaccounts for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Investment Portfolio Expenses, and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1)    If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$9,932	$13,784	$17,899	$30,318
(2)    If you annuitize your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$2,732	$8,384	$14,299	$30,318
(3)    If you do NOT surrender or annuitize your Contract:

1 Year	3 Years	5 Years	10 Years
$2,732	$8,384	$14,299	$30,318
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
General Risk of Loss
Investments in the Contract are subject to the risk of loss of principal and previously credited earnings due the negative performance of the Index to which a Cycle is linked or of the Investment Portfolio in which a Subaccount invests.
General Liquidity Risk
The Contract is designed to help meet long-term financial goals. It is not suitable as a vehicle for short-term savings. If you are not a long-term investor, this Contract may not be appropriate for you. Early withdrawals may incur surrender charges, have adverse tax consequences, and early withdrawals from Cycle Investments may result in negative adjustments based on Fair Value. See “RISKS OF INVESTING IN THE CYCLE INVESTMENTS - Liquidity Risk” below for more information. Each premium payment is subject to a six year Surrender Charge, which may reduce your Surrender Value below the amount of premium payments you made.
RISKS OF INVESTING IN THE CYCLE INVESTMENTS

Risk of Loss
Investments in Cycle Investments will fluctuate in value based on the performance of the Index. Losses on Cycle Investments may be substantial depending on the performance of the Index and the Cycle Investment to which you allocate Contract Value despite limits on negative Index returns provided by the Floor Rate or Buffer Rate. You will bear the portion of the loss that exceeds the Buffer Rate or the loss up to the amount of the Floor Rate, as applicable. You could lose up to 10% of your investment in a Cycle Investment with a -10% Floor Rate; up to 90% of your investment in a Cycle Investment with a -10% Buffer Rate; up to 80% of your investment in a Cycle Investment with a -20% Buffer Rate; and up to 70% of your investment in a Cycle Investment with a -30% Buffer Rate. We guarantee that we will never offer a Cycle Investment with a Floor Rate lower than -60% or a Buffer Rate lower than -5% for the life of your Contract, but we reserve the right not to offer any Cycle Investments in the future. If we do so, you will be limited to investing in the Subaccounts, which are not tied to the performance of an Index and do not provide any protection against losses. The Floor Rate and the Buffer Rate provide downside protection from negative Index Performance only on the Cycle End Date. For Cycle Investments with multi-year Cycle Terms, these rates do not apply on an annual basis: any negative Index performance is measured from the Cycle Start Date until the Cycle End Date.

Liquidity Risk
The amount of Cycle Investment Value available for withdrawal on any Business Day is equal to the Cycle Investment Unit Value on that day multiplied by the number of Cycle Investment Units credited to your Contract. Prior to the Cycle End Date, the Cycle Investment Unit Value for each Cycle Investment is based on the Fair Value of the financial instruments that equal the Cycle Investment at maturity. The Fair Value estimates the market value of the risk of loss and possibility of gain if the Cycle Investment is held to the Cycle End Date. The Fair Value determination takes into account a variety of factors, including the change in Index value from the Cycle Start Date, volatility of the Index, interest rate changes, dividend yield on the index, changes in index level, and time remaining to the Cycle End Date. Before the Cycle End Date, the Cycle Investment Value may be lower than the amount allocated to the Cycle Investment on the Start Date even when the index performance is positive due to the possibility that the index performance could decrease before the Cycle End Date. Changes in the Index volatility and interest rates also may reduce the Cycle Investment Unit Value.
For Cycle Investments with a Cap Rate that have a Cycle Start Date prior to November 13, 2023, the Fair Value calculation will also incorporate the Proportional Cap Rate, if applicable. Cycle Investments that have a Cycle Start Date on or after November 13, 2023 do not include a Proportional Cap Rate. In addition, the Floor Rate and the Buffer Rate do not apply. This Fair Value calculation means that before the Cycle End Date, if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains than on the Cycle End Date (which could be further reduced by the Proportional Cap, if applicable), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses than on the Cycle End Date (because the Floor and Buffer Rates do not apply). If you take a withdrawal prior to the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if you take a withdrawal prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower. For all Cycle Investments, this means on any day prior to the Cycle End Date if you make a withdrawal, surrender or annuitize the Contract, or if a death benefit becomes payable, you could lose up to 100% of your principal investment and any earnings.
Your Cycle Investment Value, less any surrender charges, if applicable, is the amount available for withdrawals prior to the Cycle End Date, including Free Withdrawal Amounts, Systematic Withdrawals, Required Minimum Distributions, transfers to the Subaccounts, full or partial surrenders of your contract (including exercising your right to cancel the contract), payment of a death benefit or annuitization.
Transfers, withdrawals, and optional benefit rider charges deducted before the Cycle End Date will reduce your Cycle Investment Value dollar for dollar.

Changes to the Cycle Investments
Availability of the Cycle Investments for future Cycle Types are solely at our discretion, and we can change or remove them without Contract Owner consent. You bear the risk that a Cycle Type in which you initially invest will not continue to be available in the future. We reserve the right not to offer any Cycle Investments, and to reject or limit the amount that can be invested in a Cycle Investment. If we exercise our right not to offer any Cycle Investments, you will be limited to investing in the Subaccounts, which are not tied to the performance of an Index. We set Cap Rates, Participation Rates, and Trigger Rates at our discretion based on a variety of factors, such as the costs of financial instruments we hold to manage our risk associated with our obligations, sales commissions, administrative expenses, regulatory and tax requirements, general economic trends and competitive factors. These rates may change from Cycle Term to Cycle Term and may be less than your initial rates. Contract Owners bear the risk that the rates we set will be less favorable than they find acceptable. We will amend the prospectus should we cease offering Cycle Investments.
In the event that the Index for a Cycle Investment is discontinued, or is changed substantially, or if hedging instruments become difficult to acquire or the cost of hedging becomes excessive, for future Cycle Investments, we may replace the Index with an available comparable Index, subject to any necessary regulatory filings. If the Index is discontinued, for Cycle Investments that are ongoing, the Cycle Term will end, i.e., we will “mature” it, on the date the Index is discontinued, and we will calculate the Cycle Investment return, positive or negative, based on the Crediting Type (i.e., Cap Rate, Participation Rate or Trigger Rate)and the Cycle Structure (i.e.,Floor Rate or Buffer Rate,), as applicable. See “Replacement of the Index” below for additional information.
If you do not provide written instruction directing us to allocate the proceeds of your maturing Cycle Investments to a new Cycle Investment or to the Subaccounts at least one Business Day before the Cycle End Date, we will allocate the proceeds of maturing Cycle Investments to a new Cycle Investment of the same Cycle Type. If such a new Cycle Investment is not available, we will allocate the proceeds to the Default Account. A new Cycle Investment will be subject to the new Cap Rate, Participation Rate, or Trigger Rate we have declared for such Cycle Investment. We will inform you in writing, or electronically, if applicable, of the Cap Rate, Participation Rate, or Trigger Rate and Trigger Point for the new Cycle Investment to which your Contract Value is allocated. If the Cap Rate, Participation Rate, or Trigger Rate and Trigger Point is not satisfactory to you, you will be eligible to “bailout” of the new Cycle Investment. See “Cap Rates, Participation Rates, and Trigger Rates and Trigger Points” below for more information about exercising your right to bailout of the Cycle Investment.

Limited Participation in Positive Performance
Any increase in the value of the Contract Owner’s Cycle Investment for any Cycle, on the Cycle End Date, is limited by the Cycle’s Cap Rate, Participation Rate, or Trigger Rate and Trigger Point which could cause the Contract Owner’s Cycle Investment on any Cycle Business Day to be lower than they would otherwise be if the Contract Owner invested, for example, in a mutual fund or exchange-traded fund tracking the same Index. The Cap Rates, Participation Rates, and Trigger Rates and Trigger Points benefit us because they limit the hedging costs to cover the amount of increase in the Cycle Investment that we may be obligated to pay. We set the Cap Rates, Participation Rates, and Trigger Rates and Trigger Points at our discretion. For Cycle Investments with a Cap Rate that have a Cycle Start Date prior November 13, 2023, the Fair Value calculation, which determines the amount available for withdrawal, will take into account the Proportional Cap Rate, which may reduce the Cycle

Investment Unit Value based on the time remaining until the Cycle End Date Term. Cycle Investments that have a Cycle Start Date on or after November 13, 2023 do not include a Proportional Cap Rate. Generally, Cycle Investments that provide greater protection against negative Index performance through the Floor Rate or Buffer Rate have lower Cap Rates, Participation Rates, and Trigger Rates and higher Trigger Points than Cycle Investments with the same Index and Cycle Term that provide less protection.

Cap Rates, Participation Rates, and Trigger Rates
The Cap Rate for a Cycle Investment with a Cap Rate Crediting Type, the Participation Rate for a Cycle Investment with a Participation Rate Crediting Type, and the Trigger Rate for a Cycle Investment with a Trigger Rate Crediting Type are declared on the Cycle Start Date and will be disclosed on our website https://www.srslivewell.com/variable-annuities. Prior to the Cycle Start Date, we will post Indicative Rates every Tuesday. The Cap Rate, Participation Rate, and Trigger Rate for a new Cycle Term may be higher, lower, or equal to the Cap Rate, Participation Rate, or Trigger Rate for the prior Cycle Term and/or the Indicative Rate. There is a risk that the Cap Rate or Trigger Rate will be lower than the Index’s rate of return. For Participation Rates lower than 100%, investors will not fully participate in the Index’s positive rate of return.
We have established a minimum Cap Rate for each available Cycle Investment with a Cap Rate Crediting Type, a minimum Participation Rate for each available Cycle Investment with a Participation Rate Crediting Type, and a minimum Trigger Rate for each available Cycle Investment with a Trigger Rate Crediting Type, which is the Rate Threshold disclosed in this prospectus. If we cannot offer the Cycle Investment with a Cap Rate, Participation Rate, or Trigger Rate that is equal to or above the applicable Rate Threshold, the Cycle Investment will not launch on the Cycle Start Date for the new Cycle Term. If this occurs, there is a risk that allocation of your Contract Value to a different Cycle Investment will be delayed until the following cycle launch because a new Cycle Investment can only be established on a Cycle Start Date (i.e., the first or third Thursday of each month). There is also a risk that you may not have a Cycle Investment to invest in if we decide not to offer any Cycle Investments in the future. Contract Value that you allocate to a Cycle Investment that does not launch will remain in the Default Account until you provide us with alternative allocation instructions.
The Cap Rates, Participation Rates, and Trigger Rates apply from the Cycle Start Date to the Cycle End Date. The Cap Rate is a limit on the maximum rate of return on a Cycle Investment at the end of the Cycle Term, not the end of each year of the Cycle Term. It is not an annual limit. For Participation Rates with multi- year Cycle Terms, the Participation Rate is the portion of the Index gain on a Cycle Investment at the end of the Cycle Term, not the end of each year of the Cycle Term. If the Index return is equal to or greater than the Trigger Point, the Trigger Rate is the exact rate of return on a Cycle Investment at the end of the Cycle Term, not the end of each year of the Cycle Term. Interim changes in the value of the Cycle Investment during a Cycle Term will occur, and may be higher or lower, sometimes significantly higher or lower, than the return on the Cycle Investment on the Cycle End Date.
We will inform you of the final Cap Rate, Participation Rate, and Trigger Rate for each new Cycle Investment (whether an initial Cycle Investment or a renewal from a maturing Cycle Investment) to which your Contract Value is allocated. If the Cap Rate, Participation Rate, or Trigger Rate is not satisfactory to you, you will be eligible to “bailout” of the new Cycle Investment, regardless of whether it is an initial Cycle Investment or a renewal from a maturing Cycle Investment. In order to exercise your right to bailout of the Cycle Investment, you must notify us within 2 business days from the day we send you notice of the final Cap Rate(s), Participation Rate(s), or Trigger Rates(s). When you do so, you must instruct us where to reallocate your investment. Your bailout proceeds will be equal to the entire amount you allocated to the new Cycle Investment on the Cycle Start Date, i.e., it will not be subject to any Fair Value calculation and it will not be subject to any transfer charges. Your bailout right permits you to (i) reallocate your proceeds from the Cycle Investment to different investment options under the Contract without being subject to the Fair Value calculation or any transfer charges, or (ii) withdraw your proceeds from the Cycle Investment less any withdrawals taken from the Cycle Investment and optional rider fees, without being subject to the Fair Value calculation. Surrender Charges will be assessed, if applicable. Amounts withdrawn or surrendered may also be subject to applicable surrender charges and taxes, including a 10% federal penalty tax before age 59 ½ If you do not exercise your right to bailout within 2 business days of the notice, then your Contract Value allocated to the Cycle Investment will remain invested in the Cycle Investment. This means that if you later decide to transfer or withdraw your proceeds from the Cycle Investment prior to the Cycle End Date, the Cycle Investment Unit Value of the amount you allocated to the Cycle Investment will be based on the Fair Value, and the Floor Rate or Buffer Rate will not apply. For Cycle Investments with a Cap Rate that have a Cycle Start Date prior to November 13, 2023, the Fair Value calculation will also incorporate the Proportional Cap Rate, if applicable. See “Transfers out of a Cycle Investment” and “Withdrawals from Cycle Investments” for more information about the consequences of transfers and withdrawals from the Cycle Investments prior to the Cycle End Date.

Cycle Investment Unit Value Based Upon Fair Value During Cycle Term
On each Cycle Business Day, other than the Cycle Start Date and Cycle End Date, we determine the Cycle Investment Unit Value for a Cycle Investment by reference to a Fair Value. The Fair Value of a Cycle Investment reflects the current value of financial instruments that would provide a return equal to the change in Index Value at the end of the Cycle Term, without regard to the Floor Rate or the Buffer Rate, as applicable. For Cycle Investments with a Cap Rate Crediting Type that have a Cycle Start Date prior to November 13, 2023, the Fair Value calculation will also be subject to the Proportional Cap Rate, if applicable. Cycle Investments that have a Cycle Start Date on or after November 13, 2023 do not include a Proportional Cap Rate. In some states, pending regulatory approval(s), if any, the Proportional Cap Rate will continue to be incorporated into the

Fair Value calculation for Cycle Investments that have a Cycle Start Date on or after November 13, 2023. See “Appendix B – State Variations.”
We contract with a Fair Value Calculation Agent to determine the Fair Value of a Cycle Investment based on a variety of factors such as the change in the Index Value from the Cycle Start Date, implied volatility of the Index, interest rate changes, dividend yield on the index, changes in index level, and the time remaining to the Cycle End Date. The Fair Value is determined using a formula which is determined based on the economic value of a hypothetical financial investments at the time of the valuation designed to match Cycle Investment value at the Cycle End Date. The formula is based on the value of each of these financial instruments and is determined by a Fair Value Calculation Agent using standard financial industry calculations. This means the Fair Value of a Cycle Investment before the Cycle End Date could be different than the performance of the reference Index during the calculation period. For more information on the formula used to calculate Fair Value, see “Valuation of a Cycle Investment – Cycle Value Unit Value – During the Cycle Term.”
Midland National will publish the Cycle Investment Unit Values each Business Day on its website: www.srslivewellservice.com. For more information and to see how Fair Value and Cycle Investment Unit Value are calculated, see “Cycle Investment Unit Value Examples” in the Statement of Additional Information and “Investing in the Cycle Investments” section below.

Risk Associated with the Indices
The value of the Contract Owner’s Cycle Investment is dependent on the performance of the reference Index. The performance of an Index is based on changes in the values of the securities or other investments that comprise or define the Index. The securities comprising or defining the Indices are subject to a variety of investment risks, many of which are complicated and interrelated. These risks may affect capital markets generally, specific market segments, or specific issuers. The performance of the Indices may fluctuate, sometimes rapidly and unpredictably. Negative Index performance may cause the Contract Owner to lose money. The historical performance of an Index does not guarantee future results. It is impossible to predict whether an Index will perform positively or negatively over the course of a Cycle Term.
When you invest in a Cycle Investment, you are not investing directly in the reference Index. However, you are indirectly exposed to the investment risks associated with the referenced Index. Because each Index is comprised or defined by a collection of equity securities, each Index is largely exposed to market risk and issuer risk. Market risk is the risk that market fluctuations may cause the value of a security to fluctuate, sometimes rapidly and unpredictably. Issuer risk is the risk that the value of an issuer’s securities may decline for reasons directly related to the issuer, as opposed to the market generally. Over time, we may also change the Indices to which the Cycle Investments are linked. Below is a summary of important investment risks to which each Index is exposed. For more information, see “The Indices” and “Appendix C - Index Disclosures.”
•    S&P 500® Price Return Index (Bloomberg Ticker: SPX). The S&P 500® Price Return Index is comprised of equity securities issued by large-capitalization U.S. companies. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges, and may not be able to attain the high growth rate of successful smaller companies. The S&P 500® Price Return does not include dividends or distributions.
•    MSCI EAFE Price Return Index (Bloomberg Ticker: MXEA). The MSCI EAFE Index is designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. In general, large- capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of successful smaller companies, and the securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. Securities issued by non-U.S. companies (including related depository receipts) are subject to the risks related to investments in foreign markets (e.g., increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty). The price return index does not include dividends or distributions
•    Russell 2000 Price Return Index (Bloomberg Ticker: RTY). The Russell 2000 Index refers to a stock market index that measures the performance of the 2,000 smaller companies included in the Russell 3000 Index. In general, the securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. Small-capitalization companies are more likely to fail than larger companies. The price return index does not include dividends or distributions.
•Nasdaq-100 Max 30TM Index: (Bloomberg Ticker: NDXMAX30TM), which is designed to track the performance of the Nasdaq-100 Futures Excess ReturnTM Index (the underlying index) while seeking to limit volatility to 30% annually. The underlying index is composed of futures contracts that reference the performance of the Nasdaq-100 Index®, which itself tracks the performance of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market. The underlying index is an “excess return” index, meaning its return reflects the investment return of its component futures contracts, but does not reflect any return on collateral associated with the purchase of such futures contracts. The Index adjusts exposure to the underlying index on a daily basis and may employ leverage to achieve its target volatility level. This Index may be appropriate for an investor who wants exposure to non-financial companies across major industry groups, including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology, with additional volatility control. The Index does not include dividends or distributions, and its return is subject to a 1% annualized deduction. The Index is subject to the following risks:

◦Index Futures. Index futures are subject to a variety of different risks. In general, the price of an index futures contract reflects the expected value of an index in the future, not the current value of the index. A variety of market forces and other factors can lead to a disparity between the price of an index futures contract and the current value of the referenced index. As a result, the underlying index may underperform, and will likely perform differently, than the Nasdaq-100 Index®. Index futures contracts are subject to the risk of default by obligors. These factors and others, including government regulation and intervention, can cause the price of futures contracts to be volatile and may adversely impact the performance of the underlying index and, consequently, the level of the Index or the calculation or availability of Index values.
The underlying index is an “excess return” futures-based index. Returns from investing in futures contracts are generally derived from three sources: (a) changes in the price of the relevant futures contracts (which is known as the “price return”); (b) any profit or loss realized when replacing the relevant futures contract as it reaches its expiration date with a similar futures contract that has a later expiration date (which is known as the “roll return”); and (c) any interest earned on the collateral for the relevant futures contracts (which is known as the “collateral return”). An excess return index measures the price return and roll return associated with an investment in uncollateralized future contracts. In contrast, a “total return” index would also measure the collateral return as well as the price return and roll return. An excess return index will generally underperform an otherwise identical total return index.
◦Large-Cap. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges, and may not be able to attain the high growth rate of successful smaller companies.
◦Foreign Securities. Securities issued by non-U.S. companies (including related depository receipts) are subject to the risks related to investments in foreign markets (e.g., increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty).=
◦Performance Drag. The Index includes a daily deduction of 1% per annum which will exert a drag on Index performance, offsetting any positive performance of the underlying index for each day and exacerbating any negative performance, and may cause the level of the Index to decline even if the underlying index is performing positively. These deductions negatively impact the performance of the Index. The performance of the Index would be approximately 1% higher if the daily deduction was not applied.
◦Volatility Control. The Index may reduce its exposure during periods of volatility in order to mitigate dramatic changes in the value of the Index. There is no guarantee that the Index will achieve its target volatility level, the methodologies used to measure historical volatility may not accurately capture volatility trends, and historical trends are not necessarily indicative of future volatility. Because volatility control may limit participation in rising markets, it may ultimately limit your returns (if any) under a Cycle Investment. In addition, each Cycle Investment already provides limited downside protection in the form of its Cycle Structure. You should consider whether selecting a Cycle Investment linked to an Index that also includes volatility control is consistent with your risk tolerances and investment goals.
◦Leverage. When the Index has leveraged exposure to the underlying index, any movements in the level of the underlying index may result in greater changes in the level of the Index than if leverage was not used. In particular, the use of leverage will amplify any negative performance of the underlying index. Leverage may significantly increase the Index's volatility, even when leverage is used as part of a volatility control mechanism.
◦Concentration. The Index allocates to a single underlying index and as such the Index will be subject to the risks affecting the underlying index on a concentrated basis.
◦Disruptive Events. The occurrence of certain disruptive and extraordinary events, such as the unavailability of necessary data to apply the Index methodology, could impair the operation of the Index. Should such an event occur, the Index publisher may take any actions permitted by the Index rules, such as exercising limited discretion in determining the Index values or discontinuing the Index.
◦New Index. The Index has limited performance history and may perform in unanticipated ways. Generally, there is less publicly available information about the Index compared to more established market indices.
◦Exclusive Licensing. Use of the Index in connection with annuity contracts has been exclusively licensed to Midland National Life Insurance Company. If the exclusive licensing agreement is not renewed, the Index may become available through other investment vehicles or may be discontinued.
•S&P 500® 35% Edge Volatility 1% Decrement Index (USD) ER (Bloomberg Ticker: SPEV35D1) (the “Index”) is designed to provide leveraged exposure to an underlying performance calculation (the “Underlying Benchmark”) that is intended to produce a return that correlates to the S&P 500 futures market. The Index is comprised of five equally-weighted sub-indices that each reflect leveraged exposure to the Underlying Benchmark. The leveraged exposure of each sub-index to the Underlying Benchmark is “reset” on a weekly basis, each on a different weekday (Mon. – Fri.). The Index tracks exposure to the Underlying Benchmark on a volatility targeted basis, after which a 1% decrement per annum is deducted. The Index has a volatility target of 35%, which it attempts to achieve by applying leverage to its exposure to the Underlying Benchmark (up to a maximum of 500%) when the calculated forward volatility (not actual realized volatility) is less than the volatility target, and by reducing its exposure to the Underlying Benchmark below 100% when the calculated forward volatility is greater than the volatility target (subject to a floor at 25% of the prior week’s rebalancing). The calculated forward volatility is based on implied volatility, which represents market expectations of future volatility as derived from the price of exchange-traded options on the S&P 500 Price Return Index. The Underlying Benchmark is equal to the return of the S&P 500 Total Return Index (the “Underlying Index”) less the federal funds rate and less 0.50% (each expressed as an annual percentage deducted daily). As of December 31, 2025, the current federal funds rate was 3.64%. The federal funds rate will fluctuate over time, and may be higher or lower in the future. The Index’s exposure to the Underlying Benchmark (which includes the deduction of the federal funds rate and 0.50% from the performance of the Underlying Index) and the Index’s deduction of the 1% decrement will reduce the Index return and cause the Index to underperform a direct investment in the underlying securities composing the Index.
The following is a discussion of risks relating to the S&P 500 35% Edge Volatility 1% Decrement Index (USD) ER.
▪Performance Drag. There is a risk that the Index will never appreciate enough to offset the negative effects of the Underlying Benchmark deductions and the 1% decrement. The Index provides leveraged exposure to the Underlying Benchmark, which includes a daily deduction of the federal funds rate and less 0.50% (each expressed as an annual percentage). As of December 31, 2025, the current federal funds rate was 3.64%. The federal funds rate will fluctuate over time and may be higher or lower in the future. The performance of the Underlying Benchmark would always be greater if these deductions were not applied because they put a “drag” on performance: they decrease any positive performance of the Underlying Index and they increase any negative performance. This may cause the Underlying Benchmark to decline even if the Underlying Index is performing positively. Any positive performance of the Underlying Benchmark will only be to the extent that the Underlying Index return is greater than the effects of the deductions. Any negative return will always be increased by the deductions. Even if the Underlying Index performance is flat, the deductions will cause the level of the Underlying Benchmark to decline steadily. The Index return will reflect these deductions through its exposure to the Underlying Benchmark.

In addition, the Index is a “decrement index,” which means that the value of the Index will be reduced at a rate of 1% per annum. The decrement will be a drag on the performance of the Index, potentially offsetting positive returns that would otherwise result from the Index’s exposure to the Underlying Benchmark (which may be highly leveraged); increasing negative returns that would otherwise result from the Index’s exposure to the Underlying Benchmark; and causing the level of the Index to decline steadily if the return of the Index’s exposure to the Underlying Benchmark would otherwise be relatively flat. The Index will not appreciate unless the return of the Index’s exposure to the Underlying Benchmark is sufficient to offset the negative effects of the decrement, and then only to the extent that the return is greater than the decrement. This means, due to the decrement, the level of the Index may decline even if the return of the Index’s exposure to the Underlying Benchmark would otherwise have been positive.
▪Impact of Leverage. The Index is highly risky because it may reflect highly leveraged exposure to the Underlying Benchmark and may therefore experience a decline that is many multiples of any decline in the Underlying Benchmark. Leveraged exposure means that the Index could be exposed to higher losses than the Underlying Benchmark, as well as lower gains. The Index tracks exposure to the Underlying Benchmark on a volatility targeted basis, after which the 1% decrement is deducted. The Index has a volatility target of 35%, which it attempts to achieve by applying leverage to its exposure to the Underlying Benchmark (up to a maximum of 500%) when the calculated forward volatility is less than the volatility target, and by reducing its exposure to the Underlying Benchmark below 100% when the calculated forward volatility is greater than the volatility target. The calculated forward volatility is based on implied volatility. Implied volatility represents market expectations of future volatility as derived from the price of exchange-traded options on the S&P 500 Price Return Index.

It is expected that the calculated forward volatility will frequently be less than the 35% volatility target. This means that the Index will frequently have more than 100% exposure to the Underlying Benchmark. If the Underlying Benchmark declines at a time when the Index has leveraged exposure to it, the decline in the Index will be equal to the decline in the Underlying Benchmark multiplied by the leverage (subject to further reduction because of the 1% decrement). For example, if the Underlying Benchmark declines by 5% at a time when the Index has 500% leveraged exposure to the Underlying Benchmark, the Index will decline by 25% over that time (subject to further reduction because of the

1% decrement). This potential for losses on a highly leveraged basis makes the Index highly risky. The use of leverage may increase the likelihood that losses could exceed the Buffer under your Cycle Investment.
The Index may not fully participate in any appreciation of the Underlying Benchmark. At any time when the calculated forward volatility is greater than the 35% volatility target, the Index will have less than 100% exposure to the Underlying Benchmark and therefore will not fully participate in any appreciation of the Underlying Benchmark. For example, if the Index has 50% exposure to the Underlying Benchmark at a time when the Underlying Benchmark appreciates by 5%, the Index would appreciate by only 2.5% (before the decrement). In addition, decrement is deducted daily at a rate of 1% per annum even when the Index has less than 100% exposure to the Underlying Benchmark, which will further reduce performance. This means that the Index could significantly underperform the Underlying Benchmark.

▪Impact of Volatility Methodology. There is a risk that the Index may realize significant losses if it is not consistently successful in increasing exposure to the Underlying Benchmark at the optimal time (in advance of increases in the Underlying Benchmark) and reducing exposure to the Underlying Benchmark at the optimal time (in advance of declines in the Underlying Benchmark). The Index increases and decreases its exposure to the Underlying Benchmark based on calculated forward volatility (not actual realized volatility) and its 35% volatility target. In doing so, it assumes: (1) that the Underlying Benchmark will tend to increase in times of lower volatility and decline in times of higher volatility; (2) that the calculated forward volatility, as derived from the market prices of exchange-traded options on the S&P 500 Price Return Index on each weekly rebalancing date, will be an effective predictor of future volatility of the Underlying Benchmark over the next week; and (3) that the 35% volatility target will be an effective level of volatility at which to draw the line between leveraged exposure and deleveraged exposure to the Underlying Benchmark. There is no guarantee that these assumptions will be proven correct over any given time period.

The Index may perform less favorably than it would if its volatility targeting mechanism were based on an alternative volatility measure, such as actual realized volatility, rather than implied volatility. Implied volatility represents market expectations of future volatility as derived from the price of exchange-traded options on the S&P 500 Index. Market expectations of future volatility may not accurately forecast future volatility. This means that relying on implied volatility may cause the Index to be less successful in maintaining its volatility target (and have lower Index performance) than it would have been if another measure of volatility had been used.

If any of these assumptions does not prove to be consistently correct, then the Index may perform poorly as a result of having highly leveraged exposure (greater than 100%) to the Underlying Benchmark at a time of declines and/or having reduced exposure (less than 100%) to the Underlying Benchmark at a time of increases. This poor performance will be further increased by the deduction of the 1% decrement. This means that the Index could significantly underperform the Underlying Benchmark.

▪Rebalancing Delay. There is a risk that, by not rebalancing more frequently, the Index may be negatively impacted. The leveraged exposure of each sub-index to the Underlying Benchmark is “reset” on a weekly basis, each on a different weekday (Mon. – Fri.). If the calculated forward volatility at that time is relatively low, that sub-index will have relatively high leveraged exposure to the Underlying Benchmark for the next week, even if the actual realized volatility spikes, and the Underlying Benchmark declines significantly in value immediately after the rebalancing. That sub-index would consequently have highly leveraged exposure to those losses (which will be further increased by the deduction of the 1% decrement) until the next weekly reset in the leveraged exposure of that sub-index. In the case of a sudden increase in volatility and a sudden decline in value, multiple sub-indices may have highly leveraged exposure to declines over multiple days, and the Index may experience poor performance as a result.

Conversely, a sudden decrease in volatility and appreciation in Underlying Benchmark value could result in low exposure to the Underlying Benchmark’s appreciation in value. Taken together, these factors may cause the Index to perform particularly poorly in a temporary market crash – a sudden significant decline that is quickly reversed – because the Index would participate on a highly leveraged basis in the decline and then fail to participate fully in the recovery.
▪Decay Effect. There is a risk that the Index may be adversely affected by a “decay” effect, which may increase the negative effect of having highly leveraged exposure to declines in the Underlying Benchmark followed by reduced exposure to its increases. Due to the fact that each sub-index of the Index only rebalances its leveraged exposure to the Underlying Benchmark on a weekly basis, if the Underlying Benchmark moves in one direction one week and another direction the next, there would be a decay effect. This is because resetting leverage after an increase but in advance of a decline would cause the Index to have increased exposure to that decline and, conversely, resetting leverage following a decline but in advance of an increase would cause the Index to have decreased exposure to that increase. The more this (up and down) pattern repeats, the lower the performance of the Index would be relative to the performance of the Underlying Benchmark.
▪New Index. There is a risk that the Index may perform in unexpected ways. The Index launched on October 18, 2024 and has limited actual performance data. An investment linked to an index with an established record may present less risks than an investment linked to one with little or no history, like the Index.
▪Index Changes. There is a risk that if changes are made to the Index, they may affect the value of the Cycle Investments that reference the Index. The sponsor of the Index may at any time make methodological changes or other changes in the way it operates that could affect the value of the Index. We are not affiliated with the Index sponsor and, accordingly, we have no control over any changes the sponsor may make. Such changes could adversely affect the performance of the Index and the positive return, if any, on any Cycle Investments that reference the Index. In the event the Index is changed substantially, we may exercise our right to stop offering and/or replace the Index with an available comparable Index for future Cycle Investments. See “Replacement of an Index” below.
▪Large-Cap. The Underlying Index is comprised of equity securities issued by large-capitalization U.S. companies. There is a general risk that large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of successful smaller companies.
◦Invesco QQQ ETF (Bloomberg Ticker: QQQ). The Invesco QQQ ETF (“QQQ”) is an exchange-traded fund (ETF) designed to track the performance of the Nasdaq‑100 Index, which comprises approximately 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market, weighted by market capitalization. QQQ provides investors with broad exposure to many of the leading companies in sectors such as information technology, consumer discretionary, communications services and healthcare, with an emphasis on innovation-oriented firms. The Index performance for Cycle Investments linked to QQQ is based on closing value.

The following is a discussion of risks relating to the Invesco QQQ ETF.

•Tracking Error. QQQ seeks to track the investment results of a specific market index, the Nasdaq-100 Index. Due to a variety of factors, including the fees and expenses associated with the ETF, the ETF’s performance may not fully replicate or may, in certain circumstances, diverge significantly from the performance of the underlying index. This potential divergence between the ETF and the specific market index is known as tracking error.
•Large-Cap. Because QQQ’s underlying exposure is concentrated in large-cap growth companies, the strategy may benefit from strong performance in growth-oriented equity markets, but may also face greater drawdowns when growth stocks underperform or when sector rotation occurs. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges, and may not be able to attain the high growth rate of successful smaller companies.
•Concentration. QQQ is not a diversified broad-market index (such as an S&P 500 type index) and has sector- and company-concentration, and is therefore subject to those risks on a concentrated basis.

Reference Indexes with No Dividends or Distributions Included in the Index

We reference the S&P 500® Price Return Index (Bloomberg Ticker: SPX), the MSCI EAFE Price Return Index (Bloomberg Ticker: MXEA), and the Russell 2000 Price Return Index (Bloomberg Ticker: RTY), which are “price return” indices, meaning the Index return does not include any dividends or other distributions declared by the companies included in the Index. This results in lower Index returns and, therefore, may negatively impact the performance of the Cycle Investments.

Reference Indexes with Performance Drags
We also reference the Nasdaq-100 Max 30TM Index (Bloomberg Ticker:NDXMAX30TM), which reflects a daily deduction of 1% per annum, and the S&P 500 35% Edge Volatility 1% Decrement Index (USD) (Bloomberg Ticker: SPEV35D1), which (i) has leveraged exposure to an “Underlying Benchmark” equal to the return of the S&P 500 Total Return Index less the federal funds rate and less 0.50% (each expressed as an annual percentage deducted daily) and (ii) also reflects the deduction of a 1% decrement per annum. These deductions will reduce the Index return and cause the Index to underperform a direct investment in the underlying securities composing the Index.

No Rights in the Securities Underlying the Index
A Cycle Investment does not involve investing in the associated Index nor in any securities included in that Index. As a result, Contract Owners will not have voting rights, rights to receive cash dividends or other distributions or other rights that holders of securities comprising the indexes would have. We calculate the increase in value of Cycle Investment without taking into account any such distributions or dividends paid.

Replacement of the Index
If an Index is discontinued, we reserve the right to replace it with an alternative index for future Cycle Investments. We will give at least a 30 days’ notice of the change, unless the Index provider gives us less than 30 days notice, in which case we will give you notice as soon as practicable at our discretion. We will attempt to choose a replacement index that has a similar investment objective and risk profile to the discontinued Index. If we replace an Index, any future Cycle Investments will be available with the same Cap Rate Threshold, Floor Rate and Buffer Rate features. In addition, in the event the Index for a Cycle Investment is changed substantially, or if hedging instruments become difficult to acquire or the cost of hedging becomes excessive, we may stop offering and/or replace the Index with an available comparable Index for future Cycle Investments. You bear the risk that the replacement index may not be acceptable to you.
Due to the possibility that an Index may be discontinued, we cannot guarantee that any Index will remain available through the end of a Cycle Term. In the event an Index is discontinued, we will terminate the Cycle Investment, as described below.
If an Index were to be discontinued, we will end, or mature, the Cycle Term before its scheduled Cycle End Date as of the date of the most recently available closing value of the Index before its discontinuance. We will use that closing value to calculate the Cycle Investment return, positive or negative, through that date. We will apply the Index performance as of that date subject to the Crediting Type (i.e., Cap Rate, Participation Rate, or Trigger Rate) and the Cycle Structure (i.e.,Floor or Buffer Rate), as applicable. For example, if the Index was up 10% at the time we matured the Cycle for a Cycle with an 8% Cap Rate, we would credit an 8% return to your Cycle Investment Value, for a Cycle with a 90% Participation Rate, we would credit a 9% return to your Cycle Investment Value, and for a Cycle with a 0% Trigger Point and an 8% Trigger Rate we would credit an 8% return to your Cycle Investment Value. If the Index was down 30% at the time we matured the Cycle for a Cycle with a -10% Buffer Rate, we would credit a -20% negative return to your Cycle Investment Value and for a Cycle with a -10% Floor Rate, we would credit a -10% negative return to your Cycle Investment Value. We would provide notice about ending the Cycle Term as soon as practicable and ask for instructions on where to transfer your Cycle End Date value. If you do not provide us with instructions, your Cycle End Date value will be transferred to the Default Account and will remain there until you provide us with alternative allocation instructions.
In the case of any of the types of early maturities discussed above, you can allocate the Cycle Investment Value to any of the available investment options, such as immediately to a Subaccount.

RISKS OF INVESTING IN THE SUBACCOUNTS

Risk of Loss
You bear the risk of any decline in the Accumulation Value of your Subaccounts resulting from the performance of the Investment Portfolios you have chosen. The Accumulation Value could decline very significantly, and there is a risk of loss of the entire amount invested. This risk varies with each Investment Portfolio. The investment risks are described in the prospectuses for the Investment Portfolios.
Availability of Investment Portfolios
We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of an Investment Portfolio that are held in the Subaccount. New or substitute Investment Portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of an Investment Portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that

Investment Portfolio and substitute shares of another Investment Portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the Investment Company Act of 1940, as amended, or other applicable law.

OTHER GENERAL RISKS OF INVESTING IN THE CONTRACT
Financial Strength of Midland National
Midland National is solely responsible for all guarantees provided under the Contract, including without limitation values calculated for the Cycle Investments, a Death Benefit and any annuity payments. Our General Account assets, which support these guarantees and payments are subject to the claims of our creditors. As such, the guarantees and payments are subject to our financial strength and claims paying ability and, therefore, to the risk that we may default on the guarantees and payments. For information on our financial condition, please review our financial statements included in the Statement of Additional Information.
Optional Benefit Risk
If you choose to purchase one or both of the optional benefits available for an additional charge, the fees for the optional benefit(s) will be deducted from your Contract Value, including the Cycle Investments.
Prior to the Cycle End Date, the Cycle Investment Unit Value will be based on the Fair Value, and the Floor Rate and the Buffer Rate do not apply. For Cycle Investments with a Cap Rate that have a Cycle Start Date prior to November 13, 2023, the Fair Value calculation will also incorporate the Proportional Cap Rate, if applicable.
When charges for optional benefits are deducted from the Cycle Investments, the Cycle Investment Value from which the deduction is taken is based on the Fair Value calculation unless the deduction is made on the Cycle End Date. If a deduction is taken to pay optional benefit charges on any day prior to the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if a deduction is taken to pay optional benefit charges on any day prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if the deduction was taken on the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower.
The fees for the optional benefit(s) you select will be deducted from your Contract Value for the life of the Contract. You cannot voluntarily terminate an optional benefit available without surrendering or annuitizing your Contract. If you purchase the Surrender of Waiver Charge Rider and do not take withdrawals that would otherwise have been subject to a Surrender Charge, you will have paid for the benefit without realizing any financial savings provided by the benefit. Withdrawals may reduce the Return of Premium Death Benefit by more than the amount withdrawn, and it is possible that the Return of Premium Death Benefit will be no greater than the Contract Value Death Benefit for which we do not assess a charge. There is a risk that any financial savings or return provided by an optional benefit will ultimately be less than the amount you paid for the benefit.
Upon the Contract’s Maturity Date, any optional benefits, including the Return of Premium Death Benefit, you have elected will terminate without value.
The Return of Premium Death Benefit Rider and the Waiver of Surrender Charge Rider are not available in all states. See Appendix B: State Variations.
The Inherited IRA and Non-Qualified Stretch Contracts are only offered with Waiver of Surrender Charge Rider.
Adverse Tax Consequences
Certain transactions including, but not limited to, withdrawals (including systematic withdrawals and required minimum distributions) and surrenders may lead to a taxable event. If you purchase the Contract through a tax advantaged retirement account, distributions received before you attain age 59 1⁄2 may be includable in income and subject to a 10% penalty tax. If you take a withdrawal from a Non-Qualified Contract, any earnings before you attain age 59 1⁄2 may be included in income and subject to a 10% penalty tax in addition to ordinary income tax. In addition, existing tax laws that benefit this Contract may change at any time.
Premium Payment Risk
Your ability to make subsequent premium payments is subject to restrictions. We reserve the right to refuse any premium payment, to further limit your ability to make subsequent premium payments with advance notice, and require our prior approval before accepting premium payments. There is no guarantee that you will always be permitted to make premium payments. If we refuse and/or limit your premium payments:
•your ability to increase your Contract Value will be affected, which in turn will affect the amounts that may be applied to an annuity payout option or toward the Contract Value Death Benefit;
•you will be unable to increase the value of the Return of Premium Death Benefit; and
•the potential financial savings provided by the Waiver of Surrender Charge Rider will be limited, because Surrender Charges are not assessed after 6 years following your last premium payment..

Minimum Contract Value Risk
The minimum amount that can be left in the entire Contract after a withdrawal is $1,000.00. The entire Contract will be terminated and the balance will be distributed to the Contract Owner if a withdrawal causes the Contract Value to drop below $1,000.00.

Cybersecurity
We rely heavily on interconnected computer systems and digital data to conduct our insurance business activities. Because our insurance business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (hardware and software malfunctions) and cyber-attacks. Cyber-attacks may be systemic (affecting the internet, cloud services, or other infrastructure) or targeted (failure in or breach of our systems or those of third parties on whom we rely).There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict. Due to the increasing sophistication of cyber-attacks, such cybersecurity incidents could occur and persist for an extended period of time without detection. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, and unauthorized release of confidential customer information. For instance, cyber-attacks may: interfere with our processing of Contract transactions, including the processing of orders from our website; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage.
Cybersecurity risks may also affect the Indices and the Investment Portfolios in which the Subaccounts invest. Breaches in cybersecurity may cause the performance of an Index or Investment Portfolio to be calculated incorrectly, which could affect the calculation of values under the Contract. We are not responsible for the calculation of any Index or the performance of any Investment Portfolio, Breaches in cybersecurity may also negatively affect the value of the securities or other investments that comprise or define an Index or in which a portfolio invests.
Catastrophic Events
Catastrophic events including, but not limited to, terrorist attacks, floods, severe storms or hurricanes, computer cyber-terrorism, military actions or a pandemic disease like the novel coronavirus known as COVID-19, could have a material and adverse effect on our business in several respects by:
•    causing long-term interruptions in our service and the services provided by our significant vendors;
•    creating economic uncertainty, and reducing or halting economic activity;
•    disrupting the financial markets and adversely affecting the value, volatility, and liquidity of securities and other instruments;
•    increasing mortality or mortality risks that could adversely affect our claims experience, the actuarial assumptions that underlie our insurance products, and the costs of reinsurance.
The extent to which these types of catastrophic events may impact our business, results of operations, financial condition, liquidity, or prospects will depend on future developments that are highly uncertain and cannot be predicted.

THE LIVEWELL DYNAMIC ANNUITY CONTRACT
The Live Well Dynamic Annuity Contract is a flexible premium deferred registered index and variable annuity that is designed to aid in long-term financial planning for retirement or other savings needs. It is available for purchase as a Non-Qualified Contract, including Non-Qualified Stretch Contracts, or as a Qualified Contract purchased through Individual Retirement Accounts (“IRAs”), including Traditional IRAs, Roth IRAs, and Inherited IRAs. Qualified Contracts purchased through Inherited IRAs and Non-Qualified Stretch Contracts are intended to comply with Internal Revenue Code rules for post-death payments to beneficiaries. You should consult with your tax advisor to determine the tax implications of purchasing the Contract. Midland National Life Insurance Company is solely responsible for paying all amounts promised to you under the Contracts. Our obligations under the Contracts are subject to our financial strength and claims-paying ability.
The prospectus and the Statement of Additional Information (SAI) describe all material terms and features of the Contract. Certain non-material provisions of your Contract may be different than the general description in this prospectus and the SAI because of legal requirements in the state in which you purchased the Contract. Any such variation will be included in your Contract. All material state variations are described in this prospectus. You may also contact your registered representative or our Customer Service Center for additional information about Contract variations applicable to your state. A summary of such material state specific variations is included in APPENDIX B – STATE VARIATIONS at the back of this prospectus.
PURCHASING THE CONTRACT
Any person wishing to purchase a Contract must submit an application form and an initial premium payment of at least $25,000. For Qualified Contracts purchased through Inherited IRAs, premium payments must be received in the form of direct transfers or rollovers of the interest under the deceased owner’s original IRA. For Non-Qualified Stretch Contracts, premium payments must be received in the form of death benefit proceeds from a non-qualified annuity contract through a tax-free exchange pursuant to Section 1035 of the Internal Revenue Code. The sale must take place through a representative who is licensed, registered and authorized to sell the Contract. The maximum Issue Age for the Contract is 85 years. We will only issue Qualified Contracts purchased through an Inherited IRA and Non-Qualified Stretch Contracts if the Waiver of Surrender Charge Rider is elected.
If your application is complete and in Good Order (see “Administrative Procedures”), we will accept or reject it within two Business Days of receipt. If the application is incomplete, we will attempt to complete it within five Business Days. If it is not complete at the end of this period (or cannot be accepted for some other reason), then we will inform you of the reason for the delay and the premium payment will be returned unless you let us keep the premium until the application is complete. Your initial premium is held in a non-interest bearing suspense account (which is part of our General Account and is subject to claims of our general creditors) until your Contract is issued or your premium is refunded.

You may allocate your premium payments among the Subaccounts and/or Cycle Investments available in the Contract. Because Cycle Investments only start on the either the first or third Thursday of each month, any amount of your initial premium payment and any subsequent premium payments that you wish to allocate to an upcoming Cycle Investment will be held in the Default Account until the Cycle Start Date.
We will allocate your initial premium payment according to your instructions when we receive it or accept your application (whichever is later) at our Customer Service Center before the New York Stock Exchange closes for regular trading (generally, 3:00 p.m. Central Time). If we receive your initial premium payment or accept your application (whichever is later) after the close of regular trading on the New York Stock Exchange, for investments in the Subaccounts, we will credit Accumulation Units at the Accumulation Unit Value determined at the close of the next Valuation Period.
All premium payments that you allocate to any Cycle Investment will be invested in the Default Account until your selected Cycle Start Date. The allocations will move from the Default Account into the corresponding Cycle Investments, if they launch, on the Cycle Start Date. If a Cycle Investment does not launch, the corresponding allocations will remain in the Default Account until you provide us with alternative allocation instructions. Cycle Investments begin on the first or third Thursday of each month. If the first or third Thursday of the month is not a Business Day, the Cycle Investments will launch on the next Business Day. Please note that we must receive premium payments allocated to the Cycle Investments by the close of the Business Day prior to the Cycle Start Date in order for those premiums to be included in a given Cycle launch. Premium payments received after 3:00 p.m. Central Time will remain in the Default Account until the next Cycle Start Date (i.e., the first or third Thursday of the following month).
There may be delays in our receipt of applications that are outside of our control because of the failure of the selling registered representative to forward the application to us promptly, or because of delays in their broker dealer determining that the Contract is suitable for you. Any such delays will affect when your Contract can be issued and when your premium payment is allocated among the Subaccounts and the Cycle Investments.
Right to Cancel
You may cancel your Contract within the ten (10) day Right to Cancel period (also called the “Free Look Period”). We deem the Right to Cancel period to expire 10 days after you have received your Contract. Some states and circumstances may provide you with a longer Right to Cancel period. To cancel your Contract, you need to return your Contract and any other documentation that we may require, in Good Order, to the registered representative who sold it to you or to our Customer Service Center. If you cancel your Contract, regardless of whether it is a Qualified Contract or a Non-Qualified Contract, then we will return:
•    The Contract Value (which may be more or less than the premium payments you paid), or
•    If greater and required by law, your premiums paid minus any partial withdrawals.
Whether you receive your Contract Value or adjusted premium payment, we do not deduct surrender charges when you exercise your Right to Cancel during the Right to Cancel period.
If we return the Contract Value, the amount you receive will reflect the investment performance of the Investment Options you allocated your premiums to before you cancelled the Contract. Contract Value that is allocated to the Cycle Investments will be based on the Cycle Investment Unit Value at the time, which, if prior to the Cycle End Date, is based on the Fair Value, and does not provide the protection of the Floor Rate or Buffer Rate. For Cycle Investments with a Cap Rate that have a Cycle Start Date prior to November 13, 2023, the Fair Value calculation will also incorporate the Proportional Cap Rate, if applicable.
If we return the premiums paid minus any partial withdrawals, the amount you receive will not reflect the investment performance of the Investment Options you allocated your premiums to before you cancelled the Contract. If you allocated Contract Value to the Cycle Investments, the amount due to you is not based on the Cycle Investment Unit Value at the time. The amount you receive will only be reduced to the extent you took any partial withdrawals before exercising your Right to Cancel.
Tax-free Section 1035 Exchanges
You can generally exchange one non-qualified annuity contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuity contracts carefully. Remember that if you exchange another annuity contract for the one described in this prospectus, you might have to pay a surrender charge on your old annuity contract, there may be a surrender charge on this Contract, and other charges may be higher (or lower) and the benefits may be different. You should not exchange another annuity contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). If you purchase the Contract in exchange for an existing annuity contract from another company, we may not receive your premium payment from the other company for a substantial period of time after you sign the application and send it to us, and we cannot credit your premium to the Contract until we receive it.
If you are considering a partial exchange of an annuity contract, you should consider the conditions described by Revenue Procedure 2011-38, effective for transfers that are completed on or after October 24, 2011. Under Revenue Procedure 2011-38: (1) the period of time after which cash can be withdrawn from either contract is 180 days beginning on the date of the transfer and (2) annuity payments that satisfy the newly enacted partial annuitization rule under Section 72(a)(2) of the Code will not be treated as a distribution from either the old or new contract.
You should consult with and rely upon a tax adviser if you are considering a contract exchange.

ADDITIONAL PREMIUM PAYMENTS
You may make additional premium payments at any time after the Free Look Period and prior to Annuitization in any amount of $1,000 or more, within certain limits and subject to our right to refuse any premium payments. By current Company practice, we will also accept additional payments via automatic bank draft in amounts of $100 or more per month. Unless you receive approval from us, the maximum amount of premium you may pay into this Contract prior to the Maturity Date is $2,000,000. In addition, an initial or additional premium that would cause the Contract Value or total value of all annuity contracts that you maintain with Midland National to exceed $5,000,000 requires our prior approval. We calculate this limit for each Annuitant or Owner based on all active annuity contracts.
Additional premium payments to Subaccounts will be credited as of the end of the Valuation Period in which they are received by us, in Good Order. Because Cycle Investments only start every first or third Thursday, any amount of your additional premium payments that you wish to allocate to an upcoming Cycle Investment will be invested in the Default Account until your selected Cycle Start Date. The allocations will move from the Default Account into the corresponding Cycle Investments, if they launch, on the Cycle Start Date. If a Cycle Investment does not launch, the corresponding allocations will remain in the Default Account until you provide us with alternative allocation instructions.
We may refuse to accept certain forms of premium payments (e.g., third party checks, traveler’s checks, money orders), and we reserve the right to accept or reject any premium payment or form of payment. If we exercise our right to reject or place limitations on the acceptance and allocation of additional premiums, you may be unable or limited in your ability to increase your Contract Value through additional premium payments, which, in turn, will affect the amounts that may be applied to an annuity payout option or toward the Contract Value Death Benefit. You will also be unable to increase the value of the Return of Premium Death Benefit. In addition, the potential financial savings provided by the Waiver of Surrender Charge Rider will be limited, because Surrender Charges are not assessed after 6 years following your last premium payment.
You may mail premium payments by regular mail to Midland National Life Insurance Company at P.O. Box 9261, Des Moines, IA 50306-9261, or by overnight delivery service to 8300 Mills Civic Pkwy, West Des Moines, IA 50266-3833.
Allocation of Premium Payments
You will provide premium payment allocation instructions in your application for the Contract. These instructions will dictate how we allocate your additional premium payments. Allocation percentages may be any whole number (from 0 to 100) and the sum must equal 100. The allocation instructions in your application will apply to all additional premium payments, unless you change your allocation instructions by providing us with written instructions. We reserve the right to limit the number of Cycle Investments and Subaccounts to which you may allocate your premium payments or transfer your Contract Value.
Changing Your Premium Payment Allocation Instructions
You may change your allocation instructions by submitting a written request to our Customer Service Center that provides new allocation instruction in whole numbers from 0 to 100, the sum of which must equal 100. We may allow other means to make this type of request with proper authorization and verification. Changes to allocation instructions will apply to premium payments received as of the date we receive your request at our Customer Service Center. Changing your allocation instructions will not affect how your existing Contract Value is allocated among the Investment Options. When the Dollar Cost Averaging (DCA) program is in effect, the DCA allocation percentages will apply to any premium payments received unless you specify otherwise. (See “Dollar Cost Averaging” later in this prospectus.

THE CYCLE INVESTMENT OPTIONS
We will credit positive or negative interest at the end of a Cycle Term to amounts allocated to a Cycle Investment based, in part, on the performance of the Index. An investment in a Cycle Investment is not an investment in the Index or any Index fund. You could lose a significant amount of money if the Index declines in value. Additionally, if you remove amounts from a Cycle Investment prior to the end of the Cycle Term, you could lose a significant amount of money due to the adjustment based on the Fair Value of the Cycle Investment.
Information regarding the feature of each currently available Cycle Investment, including (i) its name, (ii) its type, (iii) its Cycle Term, (iv) its Index Crediting Type, (v) its current limits on Index loss, and (vi) its minimum limit on Index gain, is available in an appendix to this prospectus. See “APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT”.
 Not all Cycle Investments are available in all states. See “APPENDIX B - STATE VARIATIONS”. Over time, we may add and/or remove the Cycle Investments offered for new Cycle Terms. If we do so, we will amend this Prospectus.
Features of a Cycle Investment
The key features of a Cycle Investment are:
•    the Cycle Term, which is the period between Cycle Start Date and Cycle End Date;

•    The type of downside protection (“Cycle Structure”), which are either: (i) the maximum loss you will incur due to negative Index performance for the Cycle Term, or the Floor Rate, or (ii) the maximum amount of negative Index performance for the Cycle Term from which the Company will protect you, or the Buffer Rate; and
•    the type of upside investment exposure (“Crediting Type”), which are either: (i) the maximum positive rate of return at the end of the Cycle Term, which is the Cap Rate (subject to the Rate Threshold set forth in Appendix A), (ii) the portion of positive Index performance for the Cycle Term in which you will participate, which is the Participation Rate (subject to the Rate Threshold set forth in Appendix A), or the exact positive return if the Index performance is equal to or greater than the Trigger Point, which is the Trigger Rate (subject to the Rate Threshold set forth in Appendix A).
•the Index to which it is linked..
Cycle Terms. A Cycle Term begins on the Cycle Start Date and ends on the Cycle End Date. We currently offer Cycle Terms of 1, 3 and 6 years for Cycle Investments with a Floor Rate described below and Cycle Terms of 1, 3, and 6 years for Cycle Investments with a Buffer Rate described below. Before allocating Contract Value to a Cycle Investment, you should consider in consultation with your financial professional which Cycle Term lengths may be appropriate for you based on your liquidity needs, investment horizon and financial goals. Investing in Cycle Investments with shorter Cycle Terms will provide more Cycle End Dates and thus more opportunities for interest crediting and transferring Contract Value without adjustment for Fair Value; however, assuming the same Index and limit on Index loss, Cycle Investments with shorter Cycle Terms generally tend to have less potential for gain. Conversely, investing in the Cycle Investments with longer Cycle Terms will provide fewer Cycle End Dates and thus fewer opportunities for interest crediting and transferring Contract Value without adjustment for Fair Value; however, assuming the same Index and limit on Index loss, Cycle Investments with longer Cycle Terms generally tend to have more potential for gain.
Amounts must remain in a Cycle Investment until the end of its Cycle Term to be credited with interest on the Cycle End Date and to avoid a possible negative adjustment based on Fair Value, in addition to potential tax consequences. The adjustment for Fair Value will occur if any of the following transactions occurs before the Cycle End Date: Free Withdrawal Amounts, Systematic Withdrawals, Required Minimum Distributions, transfers to the Subaccounts, full or partial surrenders of your contract (including exercising your right to cancel the contract), payment of a death benefit or annuitization. See “Cycle Investment Unit Value” for more information.
Limits on Index Losses.
For each Cycle Investment, at the end of its Cycle Term, we may limit the negative Index return used to calculate the Cycle Investment Unit Values by applying the applicable Floor Rate or Buffer Rate.
Floor Rate. The Floor Rate is the maximum loss you will incur due to negative Index performance for the Cycle Term. We currently offer a Floor Rate of -10%.
The following examples illustrate how we calculate and credit interest under each Index crediting methodology assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals.
Example 1: If the performance of the Index at the end of a 1-year Cycle Term is -15%, and the Floor Rate of -10% is selected, the return on the Cycle Investment would be -10%. In this Example, the -10% Floor Rate applies, and Midland National bears the risk of any loss due to negative Index performance below -10%.
Example 2: If the performance of the Index at the end of a 1-year Cycle Term is -5%, and the Floor Rate of -10% is selected, the return on the Cycle Investment would be -5%. In this Example, the -10% Floor Rate does not apply because the return on the Cycle Investment is higher. The Contract Owner bears negative index performance down to -10%.
The current Floor Rate will not change during a Cycle Investment’s Cycle Term. We will continue to offer the same Floor Rate for each subsequent Cycle Term of the same Cycle Type, but we may offer the same or different rates in the future for newly offered Cycle Types. We guarantee that we will never offer a Cycle Investment with a Floor Rate above -60% for the life of your Contract. In such case, if you invest in a Cycle Investment with a Floor Rate Cycle Structure and hold your investment through the end of the Cycle Term, you will never lose more than 60% of your investment in the Cycle Investment
Buffer Rate. The Buffer Rate is the maximum amount of negative Index performance that the Company will protect you from on the Cycle End Date, and you will bear any negative Index performance in excess of the Buffer Rate. We currently offer Buffer Rates of -10%, -20% , -30%, and -40%.
The following examples illustrate how we calculate and credit interest under each Index crediting methodology assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals.

Example 1: If the Index performance on the Cycle End Date is -15% and a Buffer Rate selected is -20%, the return on the Cycle Investment would be 0%. In this example, the Buffer Rate would apply, and Midland National would protect you from all of the negative index performance.
Example 2: If the Index performance on the Cycle End Date is -15% and the Buffer Rate selected is -10%, the return on the Cycle Investment would be -5%. The Buffer Rate would apply, and Midland National would absorb negative Index performance of -10%. The Contract Owner bears the loss to the extent negative Index performance –exceeds 10%.
Buffer Rates do not limit the Contract Owner’s loss to a particular amount. A Cycle Investment with a Buffer Rate of -10% could experience a loss equal to -90%, and a Cycle Investment with a Buffer Rate of -20% could experience a loss equal to -80%. This means that selecting a Cycle Investment with a Buffer Rate could result in a large losses during periods of steep declines in the stock market.
The current Buffer Rate will not change during a Cycle Investment’s Cycle Term. We will continue to offer the same Buffer Rate for each subsequent Cycle Term of the same Cycle Type, but we may offer the same or different rates in the future for newly offered Cycle Types. We guarantee that we will never offer a Cycle Investment with a Buffer Rate below -2.5% for the life of your Contract. In such case, if you invest in a Cycle Investment with a Buffer Rate Cycle Structure and hold your investment through the end of the Cycle Term, you will never lose more than 97.5% of your investment in the Cycle Investment.
We set the limit on Index losses for each Cycle Investment at our sole discretion. We consider various factors in determining the limit on Index losses, including the cost of our risk management techniques, sales commissions, administrative expenses, regulatory and tax requirements, general economic trends and competitive factors.
Before allocated Contract Value to a Cycle Investment, you should consider in consultation with your financial professional the limits on Index losses that may be appropriate for you based on your risk tolerance, investment horizon and financial goals. Generally, assuming the same Index and Cycle Term length, a Cycle Investment that provides more protection from Index losses will tend to have less potential for Index gains. Conversely, assuming the same Index and Cycle Term length, a Cycle Investment that provides less protection from Index losses will generally tend to have more potential for Index gains.
The Floor Rate and the Buffer Rate only apply on the Cycle End Date. For Cycle Investments with multi-year Cycle Terms, these rates do not apply on an annual basis: any negative Index performance is measured from the Cycle Start Date until the Cycle End Date.
Neither the Floor Rate nor the Buffer Rate will apply to any partial or full withdrawals of a Cycle Investment prior to the Cycle End Date, which means that you will not have any guaranteed downside protection on these withdrawals during the Cycle Term.
Example 1: If you invest $100,000, and the Floor Rate -10% is selected, but you withdraw the entire Cycle Investment prior to the Cycle End Date at a time when the Cycle Investment Unit Value is $8, i.e. the Cycle performance to date (based on the Fair Value, which considers various market factors in addition to Index performance) is -20%, the Floor Rate would not apply and you could incur the full loss of -20%, or $20,000. This is because if you take a withdrawal prior to the Cycle End Date, there is no downside protection and you risk the loss of your entire investment.
Example 2: If you invest $100,000, and the Buffer Rate -20% is selected, and you withdraw the entire Cycle Investment prior to the Cycle End Date at a time when the Cycle Investment Unit Value is $9, i.e. the Cycle performance to date (based on the Fair Value, which considers various market factors in addition to Index performance) is -10%, the Buffer Rate would not apply and you could incur the full loss of 10%, or $10,000. In this example, your loss could be equal the full amount of the Cycle Investment Unit Value decline of 10%, or $10,000. This is because if you take a withdrawal prior to the Cycle End Date, there is no downside protection and you risk the loss of your entire investment.
Limits on Index Gains
At the end of a Cycle Term for a Cycle Investment, we may limit the positive Index return used to calculate the Cycle Investment unit Values by applying the Cap Rate, the Participation Rate, or the Trigger Rate, as applicable.
Cap Rate. The Cap Rate is the maximum positive rate of return on a Cycle End Date and it limits participation in positive Index performance. This means that the return on a Cycle Investment is limited to the Cap Rate even if the Index performance on the Cycle End Date is higher.
The following examples illustrate how we calculate and credit interest under the Cap Rate crediting methodology assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals.

Example 1. If the performance of an Index at the end of a 3-year Cycle Term is 30%, but the Cap Rate is 25%, the return on your Cycle Investment for that Cycle Term would be limited to 25%, which is the Cap Rate.
Example 2. If the performance of an Index at the end of year of a 3-year Cycle Term is 5%, but the Cap Rate is 25%, the return on your Cycle Investment for that Cycle Term would be the full 5% because it is below the Cap Rate.
We have established a minimum Cap Rate for each available Cycle Investment with a Cap Rate Crediting Type, which are the Rate Thresholds disclosed in this prospectus. If we cannot offer the Cycle Investment with a Cap Rate that is equal to or above the applicable Rate Threshold, the Cycle Investment will not launch on the Cycle Start Date for the new Cycle Term. We guarantee that we will never offer a Cycle Investment with a Cap Rate below 2.0% for the life of your Contract.
Participation Rate. The Participation Rate is the portion of positive Index performance for a Cycle Investment that your Cycle Investment Unit Value will participate in on the Cycle End Date. We determine the return on a Cycle Investment based on a Participation Rate by multiplying any Index gain over the Cycle Term by the Participation Rate.
The following examples illustrate how we calculate and credit interest under the Participation Rate crediting methodology assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals.
Example 1. If the performance of an Index at the end of a 6-year Cycle Term is 10%, and the Participation Rate is 90%, the return on the Cycle Investment for that Cycle Term would be 9%, which is 90% of the Index gain.
Example 2. If the performance of an Index at the end of a 6-year Cycle Term is 5%, and the Participation Rate is 90%, the return on the Cycle Investment for that Cycle Term would be 4.5%, which is 90% of the Index gain.
Participation Rates do not limit the Contract Owner’s return to a maximum amount. A Cycle Investment with a Participation Rate of 90% will experience returns equal to 90% of the Index gain over the Cycle Term, no matter how high or low the Index gain may be.
We have established a minimum Participation Rate for each available Cycle Investment with a Participation Rate Crediting Type, which are the Rate Thresholds disclosed in this prospectus. If we cannot offer the Cycle Investment with a Participation Rate that is equal to or above the applicable Rate Threshold, the Cycle Investment will not launch on the Cycle Start Date for the new Cycle Term. We guarantee that we will never offer a Cycle Investment with a Participation Rate below 5.0% for the life of your Contract.
Trigger Rate. The Trigger Rate is the exact positive return if the Index performance is equal to or greater than the Trigger Point on the Cycle End Date. The Trigger Point will be 0% or -20%. See Appendix A - Investment Options Available Under the Contract. If the Trigger Point is a negative value, your rate of return could be positive even if the Index performance is negative. If the Index performance is less than the Trigger Point, the return will be 0% or reflect a loss, if applicable after taking into account the Cycle Structure.
The following examples illustrate how we calculate and credit interest under the Trigger Rate crediting methodology assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals.
Example 1. If the performance of an Index at the end of a 1-year Cycle Term is 10%, and the Trigger Rate is 8% and Trigger Point is 0%, the return on your Cycle Investment for that Cycle Term would be 8%, which is the Trigger Rate.
Example 2. If the performance of an Index at the end of year of a 1-year Cycle Term is 0%, and the Trigger Rate is 10% and Trigger Point is 0%, the return on your Cycle Investment for that Cycle Term would be 10%, which is the Trigger Rate.
Example 3. If the performance of an Index at the end of year of a 1-year Cycle Term is -10%, and the Trigger Rate is 10% and Trigger Point is -20%, the return on your Cycle Investment for that Cycle Term would be 10%, because even though the Index performance is negative, it still exceeded the Trigger Point so the Trigger Rate applies.
We have established a minimum Trigger Rate for each available Cycle Investment with a Trigger Rate Crediting Type, which is the Rate Threshold disclosed in this prospectus. If we cannot offer the Cycle Investment with a Trigger Rate that is equal to or above the applicable Rate Threshold, the Cycle Investment will not launch on the Cycle Start Date for the new Cycle Term. We guarantee that we will never offer a Cycle Investment with a Trigger Rate below 2.0% for the life of your Contract.
The Index return for a Cycle Investment is measured as the difference between applicable Index Value on the Cycle Start Date and the Cycle End Date. For Cycle Investments with multi-year Cycle Terms, these rates do not apply on an annual basis: any positive Index performance is measured as the difference between applicable Index value on the Cycle Start Date and the Cycle End Date. The Cap Rate is a limit on the maximum rate of return on a Cycle Investment at the end of the Cycle Term, not the end each year of the Cycle Term. For Participation Rates with multi-year Cycle Terms, the Participation Rate is the portion of the Index gain on a Cycle Investment at the end of the Cycle Term, not the end of each year of the Cycle Term. If the Index return is equal to or greater than the Trigger Point, the Trigger Rate is the exact rate of return on a Cycle Investment at the end of the Cycle Term, not the end of each year of the Cycle Term. Interim changes in the value of the Cycle Investment during a Cycle Term will occur, and may be higher or lower, sometimes significantly higher or lower, than the return on the Cycle Investment on the Cycle End Date.
The Cap Rate, Participation Rate, or Trigger Rate for a Cycle Investment will not change during a Cycle Term, but may change from one Cycle Term to the next. The Cap Rates, Participation Rates, and Trigger Rates applicable to your initial Cycle Term are not guaranteed for future Cycle Terms. For future Cycle Terms, we may declare different Cap Rates, Participation Rates, or Trigger Rates.

The indicative Cap Rate, indicative Participation Rate, or indicative Trigger Rate for each Cycle Investment that we are currently offering for new Cycle Terms are updated each Tuesday and are available at the following website address: https://www.srslivewell.com/variable-annuities. The Cap Rates, Participation Rates, and Trigger Rates posted on that website address are incorporated by reference into the prospectus. We determine Cap Rates, Participation Rates, and Trigger Rates for each new Cycle Term at our discretion, subject to the guaranteed minimum Cap Rate, Participation Rate, and Trigger Rate. We consider a number of factors when declaring Cap Rates, Participation Rates, and Trigger Rates. Generally, we seek to manage our risk associated with our obligations, in part, by trading call and put options and other derivative instruments on the available Indices. The costs of these instruments impact the rates we declare, and those costs can be impacted by market conditions and forces. We also consider sales commissions, administrative expenses, regulatory and tax requirements, general economic trends and competitive factors. You bear the risk that we may declare lower Cap Rates, Participation Rates, and Trigger Rates for future Cycle Terms, and that such rates could be as low as the guaranteed minimum Cap Rate, Participation Rate, or Trigger Rate for that Cycle Investment. Rates offered for new Cycle Terms may be different from those offered to new investors or offered to you at Contract issuance.
Before allocating Contract Value to a Cycle Investment, you should consider in consultation with your financial professional the limits on Index gains that may be appropriate for you based on your risk tolerance, investment horizon and financial goals.
Please note, generally the higher the Floor Rate you select, the higher the Cap Rate we will offer. For example if the Floor Rate is increased from -10% to -20%, the Cap Rate would increase. In general, the lower the Buffer Rate you select, the higher the Cap Rate, Trigger Rate, or Participation Rate we will offer. For example if the Buffer Rate is decreased from -20% to -10%, the Cap Rate, Trigger Rate, or Participation Rate would increase. In other words, selecting less protection from potential losses due to negative Index performance will generally result in a higher Cap Rate,Trigger Rate, or Participation Rate, giving you more exposure to upside potential..
The Indices
We currently offer Cycle Investments linked to the following Indices (each, an “Index”):
•    S&P 500® Price Return Index (Bloomberg Ticker: SPX). The S&P 500 Price Return Index was established by Standard & Poor’s. The S&P 500 Price Return Index includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The S&P 500 Price Return Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends or distributions paid on the securities composing the Index. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index. Additional information about the Index can be found at https://www.spglobal.com/spdji/en/indices/equity/sp-500/#overview.
•    MSCI EAFE Price Return Index(Bloomberg Ticker: MXEA). The MSCI EAFE Price Return Index was established by Morgan Stanley Capital International. The MSCI EAFE Price Return Index is designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The Index is available for a number of regions, market segments/sizes and covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries. The MSCI EAFE Price Return Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends or distributions paid on the securities composing the Index. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index. Additional information about the Index can be found at https://www.msci.com/eafe/.
•    Russell 2000 Price Return Index (Bloomberg Ticker: RTY). The Russell 2000 Price Return Index was established by the Frank Russell Company currently managed by FTSE Russell. The Russell 2000 Price Return Index refers to a stock market index that measures the performance of the 2,000 smaller companies included in the Russell 3000 Index. The Russell 2000 Price Return Index is widely regarded as a bellwether of the U.S. economy because of its focus on smaller companies that focus on the U.S. market. The Russell 2000 Price Return Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends or distributions paid on the securities composing the Index. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index. Additional information about the Index can be found at: https://www.lseg.com/en/ftse-russell/indices/russell-us.
•Nasdaq-100 Max 30TM Index: (Bloomberg Ticker: NDXMAX30TM). The Nasdaq-100 Max 30TM Index was established by Nasdaq, Inc. The Nasdaq-100 Max 30TM Index is designed to track the performance of the Nasdaq-100 Futures Excess ReturnTM Index (the underlying index) while seeking to limit volatility to 30% annually. The underlying index is composed of futures contracts that reference the performance of the Nasdaq-100 Index®, which itself tracks the performance of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market. The underlying index is an “excess return” index, meaning its return reflects the investment return of its component futures contracts, but does not reflect any return on collateral associated with the purchase of such futures contracts. The Index adjusts exposure to the underlying index on a daily basis and may employ leverage to achieve its target volatility level. This Index may be appropriate for an investor who wants exposure to non-financial companies across major industry groups, including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology, with additional volatility control. The Nasdaq-100 Max 30TM Index reflects a daily deduction of 1% per annum, which will reduce the Index return and cause the Index to underperform a direct investment in the underlying securities composing the Index. Additional information about the Index can be found at https://indexes.nasdaqomx.com/Index/Overview/NDXMAX30.
•S&P 500® 35% Edge Volatility 1% Decrement Index (USD) ER (Bloomberg Ticker: SPEV35D1) (the “Index”) is designed to provide leveraged exposure to an underlying performance calculation (the “Underlying Benchmark”) that is intended to produce a return that correlates to the S&P 500 futures market. The Index is comprised of five equally-weighted sub-indices that each reflect leveraged exposure to the Underlying Benchmark. The leveraged exposure of each sub-index to the Underlying Benchmark is “reset” on a weekly basis, each on a different weekday (Mon. – Fri.). The Index tracks exposure to the Underlying Benchmark on a volatility targeted basis, after which a 1% decrement per annum is deducted. The Index has a volatility target of 35%, which it attempts to achieve by applying leverage to its exposure to the Underlying Benchmark (up to a maximum of 500%) when the calculated forward volatility (not actual realized volatility) is less than the volatility target, and by reducing its exposure to the Underlying Benchmark below 100% when the calculated forward volatility is greater than the volatility target (subject to a floor at 25% of the prior week’s rebalancing). The calculated forward volatility is based on implied volatility, which represents market expectations of future volatility as derived from the price of exchange-traded options on the S&P 500 Price Return Index. The Underlying Benchmark is equal to the return of the S&P 500 Total Return Index (the “Underlying Index”) less the federal funds rate and less 0.50% (each expressed as an annual percentage deducted daily). As of December 31, 2025, the current federal funds rate was 3.64%. The federal funds rate will fluctuate over time, and may be higher or lower in the future. The Index’s exposure to the Underlying Benchmark (which includes the deduction of the federal funds rate and 0.50% from the performance of the Underlying Index) and the Index’s deduction of the 1% decrement will reduce the Index return and cause the Index to underperform a direct investment in the underlying securities composing the Index. Additional information about the Index can be found at https://www.spglobal.com/spdji/en/indices/multi-asset/sp-500-35-edge-volatility-1-decrement-index/#overview.
•Invesco QQQ ETF (Bloomberg Ticker: QQQ) The Invesco QQQ ETF (“QQQ”) is an exchange-traded fund (ETF) designed to track the performance of the Nasdaq‑100 Index, which comprises approximately 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market, weighted by market capitalization. QQQ provides investors with broad exposure to many of the leading companies in sectors such as information technology, consumer discretionary, communications services and healthcare, with an emphasis on innovation-oriented firms. The Index performance for Cycle Investments linked to QQQ is based on closing value. Additional information about the Index can be found at : https://www.invesco.com/qqq-etf/en/home.html.
Each Index involves risks, including the risk of loss of principal and previous earnings. See “Principal Risks of Investing in the Contract” earlier in this prospectus for more information. See “Appendix C - Index Disclosures” for important information regarding the Indices.
Historical Index Returns
The bar charts shown below provide each Index’s annual returns for the last 10 calendar years (or for the life of the Index if less than 10 years), as well as the Index returns after applying a hypothetical 5% Cap Rate and a hypothetical -10% Buffer Rate. The chart illustrates the variability of the returns from year to year and shows how hypothetical limits on Index gains and losses may affect those returns. Past performance is not necessarily an indication of future performance.
The performance below is NOT the performance of any Cycle Investment. Your performance under the Contract will differ, perhaps significantly. The performance below may reflect a different return calculation, time period and limit on Index gains and losses than the Cycle Investments, and does not reflect Contract fees and charges, including negative adjustments for Fair Value, which reduce performance.

1 This Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends or distributions paid on the securities composing the Index. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.
1 This Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends or distributions paid on the securities composing the Index. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

1 This Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends or distributions paid on the securities composing the Index. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

1 This Index reflects an excess return component and a daily deduction of 1% per annum, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the underlying Index.
S&P 500 35% Edge Volatility 1% Decrement Index (USD) ER1

1 This Index (i) has leveraged exposure to an “Underlying Benchmark” equal to the return of the S&P 500 Total Return Index less the federal funds rate and less 0.50% (each expressed as an annual percentage deducted daily) and (ii) also reflects the deduction of a 1% decrement per annum. These deductions will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the underlying Index. [Bar Chart to be added by post-effective amendment.]

Replacement of an Index
In the event an Index for a Cycle Investment is discontinued, we may replace the Index with an available comparable Index for future Cycle Investments.
In addition, in the event an Index for a Cycle Investment is changed substantially, or if hedging instruments become difficult to acquire or the cost of hedging becomes excessive, we may stop offering and/or replace the Index with an available comparable Index for future Cycle Investments.
If an Index is discontinued, for Cycle Terms that are ongoing, we will end, i.e., mature, the Cycle Term on the date the Index is discontinued, and calculate the Cycle Investment return based on the Crediting Type (i.e., Cap Rate, Participation Rate, or Trigger Rate) and the Cycle Structure (i.e., Floor Rate or Buffer Rate), as applicable.
If we stop offering an Index for future Cycle Investments for any reason other than the Index is discontinued, any ongoing applicable Cycle Investments will continue until their Cycle End Date. This means we will not mature a Cycle Investment before its Cycle End Date if that Index has not been discontinued.
In replacing an Index for future Cycle Investments, we would attempt to choose a new Index that has a similar investment objective and risk profile to the original Index. The selection criteria for a suitable alternative Index may include the following:
1.There is a sufficiently large market in exchange traded and/or over-the-counter options, futures, and similar derivative instruments based on the Index to allow the Company to hedge fluctuations of the Index Value.
2.The Index is recognized as a broad-based Index for the relevant market; and
3.The publisher of the Index allows the Company to use the Index and other materials for a reasonable fee.

For example, if the S&P 500 Price Return Index is discontinued, we will mature the Cycle Investments as of the date of the most recently available Index closing value. We will use that closing value to calculate the return through that date. We will apply the return calculated on that date in the same way we apply the return calculated on the Cycle End Date for Cycle Investments that are not terminated early. This means we will apply the Cap Rate, Participation Rate, or Trigger Rate and Floor Rate or Buffer Rate, as applicable. For example, if the Index was up 10% at the time we matured the Cycle for a Cycle with an 8% Cap Rate, we would credit an 8% return to your Cycle Investment Value, for a Cycle with a 90% Participation Rate, we would credit a 9% return to your Cycle Investment Value and For a Cycle with a 0% Trigger Point and an 8% Trigger Rate we would credit an 8% return to your Cycle Investment Value. If the Index was down 30% at the time we matured the Cycle for a Cycle with a -10% Buffer Rate, we would credit a -20% negative return to your Cycle Investment Value and for a Cycle with a -10% Floor Rate, we would credit -10%. We would provide notice about maturing the Cycle that is terminated early, as soon as practicable and ask for instructions on where to transfer your Cycle Investment Value.
We will give at least a 30 day notice of any change, unless the Index provider itself gives us less than 30 days’ notice, in which case we will give you notice as soon as practicable.
In the case of any of the types of early maturities discussed above, you can allocate the Cycle Investment Value to any of the available investment options, such as immediately to a Subaccount or to a Cycle Investment on the next Cycle Start Date, if available.
Contract owners are always permitted to transfer to the Subaccounts and may not invest in Cycles that have already commenced.

Investing in the Cycle Investments
Subject to our right not to offer any Cycle Investments, we will launch new Investment Cycles on the first and third Thursday of every month. If the first or third Thursday of the month is not a Business Day, we will launch the new Investment Cycles on the next Business Day.
Every Tuesday following a Cycle Launch Date, we will post information online about the Cycle Investments scheduled to start next. The notice, which will be posted on the Midland National’s website at www.srslivewellservice.com and will include the following information for each available Cycle Investment:
1)    Index, Cycle Term, and Floor Rate or Buffer Rate, as applicable;
2)    Start Date and Cycle End Date;
3)    Indicative Rate and Crediting Type (which will be updated every Tuesday before the Cycle Start Date);
4)    Instructions for completing investment allocation instructions for the new Cycle Investments deadline.
The final Cap Rate, Participation Rate, or Trigger Rate for a Cycle Investment will be declared on the Cycle Start Date and will be disclosed on our website https://www.srslivewell.com/variable-annuities as of that day. Prior to the Cycle Start Date, we will post Indicative Rates every Tuesday. The Cap Rate, Participation Rate, or Trigger Rate for a new Cycle Term may be higher, lower, or equal to the Cap Rate, Participation Rate, or Trigger Rate for the prior Cycle Term and/or the Indicative Rate.
We have established a minimum Cap Rate for each available Cycle Investment with a Cap Rate Crediting Type, a minimum Participation Rate for each available Cycle Investment with a Participation Rate Crediting Type, and a minimum Trigger Rate for each available Cycle Investment with a Trigger Rate Crediting Type. These minimums are disclosed in this prospectus. If we cannot offer the Cycle Investment with a Cap Rate, Participation Rate, or Trigger Rate that is equal to or above the applicable Rate Threshold, the Cycle Investment will not launch on the Cycle Start Date for the new Cycle Term. There is a risk that you may not have a Cycle Investment to invest in if we decide not to offer any Cycle Investments in the future.
We will inform you in writing, or electronically, if applicable, of the final Cap Rate, Participation Rate, or Trigger Rate for each new Cycle Investment (whether an initial Cycle Investment or a renewal from a maturing Cycle Investment) to which your Contract Value is allocated. If the Cap Rate, Participation Rate, or Trigger Rate is not satisfactory to you, you will be eligible to “bailout” of the new Cycle Investment, regardless of whether it is an initial Cycle Investment or a renewal from a maturing Cycle Investment. In order to exercise your right to bailout of the Cycle Investment, you must notify us within 2 business days from the day we send you notice of the final Cap Rate(s), Participation Rate(s), or Trigger Rate(s). When you do so, you must instruct us where to reallocate your investment. If you want to exercise your right to bailout, you can do so by contacting us by telephone at 866-747-3421 or by e-mail at Securitiespi@sfgmembers.com. Your bailout right permits you to (i) reallocate your proceeds from the Cycle Investment to different investment options under the Contract without being subject to the Fair Value calculation or any transfer charges, or (ii) withdraw your proceeds from the Cycle Investment less any withdrawals taken from the Cycle Investment and optional rider fees, without being subject to the Fair Value calculation. Surrender Charges will be assessed, if applicable. Amounts withdrawn or surrendered may also be subject to applicable surrender charges and taxes, including a 10% federal penalty tax before age 59 ½ If you do not exercise your right to bailout within 2 business days of the notice, then your Contract Value allocated to the Cycle Investment will remain invested in the Cycle Investment. This means that if you later decide to transfer or withdraw your proceeds from the Cycle Investment prior to the Cycle End Date, the Cycle Investment Unit Value of the amount you allocated to the Cycle Investment will be based on the Fair Value, and the Floor Rate or Buffer Rate will not apply. For Cycle Investments with a Cap Rate that have a Cycle Start Date prior to November 13, 2023, the Fair Value calculation will also incorporate the Proportional Cap Rate, if applicable. Cycle Investments that have a Cycle Start Date on or after November 13, 2023 do not include a Proportional Cap Rate. See “Transfers out of a Cycle

Investment” and “Withdrawals from Cycle Investments” for more information about the consequences of transfers and withdrawals from the Cycle Investments prior to the Cycle End Date.
Your bailout proceeds will be equal to the entire amount you allocated to the new Cycle Investment on the Cycle Start Date less any withdrawals taken from the Cycle and optional rider fees, i.e., it will not be subject to any Fair Value calculation and it will not be subject to any transfer charges.
If you have a maturing Cycle Investment, we will mail you this notice, or, if applicable, deliver it electronically. For more information, see “Cycle End Date Payments; Rollovers” below in this section.
To invest in a new Cycle Investment, you must submit your allocation instructions no later than the close of the Business Day prior to the Cycle Start Date. Your allocation instructions must specify:
1)    the Cycle Investment(s) you select for investment; and
2)    the amount and source of Contract Value to be allocated to the Cycle Investment(s), i.e., additional premium payments, amounts allocated to Investment Portfolios Available Under the Contract Investment Options or proceeds from a Cycle Investment maturing prior to the applicable Cycle Start Date,
All transfers of Contract Value to the Cycle Investments will be placed in the Default Account at least one Business Day prior to the Cycle Start Date. All allocations of premium payments to the Cycle Investments will be placed in the Default Account upon allocation to the Contract and held there until the Cycle Start Date. Please note that we must receive premium payments allocated to the Cycle Investments by the close of the Business Day prior to the Cycle Start Date in order for those premiums to be included in a given Cycle launch. Premium payments received after 3:00 p.m. Central Time will remain in the Default Account until the next Cycle Start date (i.e., the next first or third Thursday of the following month). All proceeds from maturing Cycle Investments that will rollover into a new Cycle Term of the same Cycle Investment or will be reallocated to a different Cycle Investment will be placed in the Default Account on the Cycle End Date before they are reinvested into a new Cycle Investment.On the Cycle Start Date, we will then reallocate the amounts to the designated Cycle Investment(s). This includes initial premiums, additional premium payments, transferred Contract Value from the Subaccounts and rollovers from maturing Cycle Investments.
Depending on market and business considerations, we may determine not to offer a Cycle Investment on a Cycle Start Date and may reject or limit the amount allocated in a Cycle Investment at our sole discretion at any time until the end of the Business Day on the Cycle Start Date. We may choose not to offer any Cycle Investment for any period or we may decide to cease offering Cycle Investments. If we decide to cease offering Cycle Investments, each outstanding Cycle Investment will continue until its respective Cycle End Date.
If you do not provide us with allocation instructions, or we do not timely receive your allocations instructions, or if the Cycle Investment you have selected is not available on the Cycle Start Date, your Contract Value will be invested in the Default Account until you provide us with alternative allocation instructions in Good Order.
The Default Account. The Default Account is the Fidelity VIP Government Money Mkt Svc 2 Money Market Subaccount, which is used to hold the following: (i) premium payments designated for a new Cycle Investment(s) upon allocation to the Contract,(ii) transfers of Contract Value designated for a new Cycle Investment(s) at least one Business Day prior to the Cycle Start Date, (iii) proceeds from a maturing Cycle Investment(s) before they are reinvested into a new Cycle Investment, and (iv) proceeds from a maturing Cycle Investment for a discontinued Cycle Investment which we have no instructions or for which the Cycle Investment does not launch.
The Cycle Start Date. We establish the Cap Rate, Participation Rate, or Trigger Rate for a new Cycle Investment on the Cycle Start Date in our sole discretion based on a variety of factors. The Cap Rate, Participation Rate, or Trigger Rate we establish may be different from the Indicative Rate on our website and in the Notice, if you are already a Contract owner invested in a Cycle Investment. You will not know the final Cap Rate, Participation Rate, or Trigger Rate until the Cycle Start Date, at which point it will be posted on our website: https://www.srslivewell.com/variable-annuities. You will also be notified by mail or electronically, as applicable.
Cycle Investment Value
The value of a Cycle Investment is measured in terms of the number of Cycle Investment Units credited to the Contract upon investment in the Cycle Investment and the Cycle Investment Unit Value of such Units. The Cycle Investment Unit Value on the Cycle Start Date of each Cycle Investment will be $10.00. The number of Cycle Investment Units credited to the Cycle Investment is determined by dividing the amount invested in the Cycle Investment divided by the Initial Cycle Investment Unit Value of $10.00.
In determining the Fair Value of a Cycle Investment Unit during a Cycle Term, the Fair Value Calculation Agent will take into account a variety of factors, such as the change in the Index Value from the Start Date, volatility of the Index, interest rate changes, dividend yield on the index, changes in index level, and time remaining to the Cycle End Date. During the Cycle Term, the Floor Rate or Buffer Rate will not apply. For Cycle Investments with a Cap Rate that have a Cycle Start Date prior to November 13, 2023, the Fair Value calculation will also take into account the length of time since the Cycle Start Date and will reflect the Proportional Cap Rate, if applicable. Cycle Investments that have a Cycle Start Date on or after November 13, 2023 do not include a Proportional Cap Rate. In some states, pending regulatory approval(s), if any, the Proportional Cap Rate will continue to be incorporated into the Fair

Value calculation for Cycle Investments that have a Cycle Start Date on or after November 13, 2023. See “Appendix B – State Variations.”
During a Cycle Term, the Cycle Investment Unit Value will fluctuate based upon the Fair Value of the Cycle Investment determined by the Fair Value Calculation Agent as described in “Valuation of a Cycle Investment” later in this prospectus. Before the Cycle End Date, the Cycle Investment Value may be lower than the amount allocated to the Cycle Investment on the Start Date even when the Index performance is positive due to the possibility that the Index performance could decrease before the Cycle End Date. The Cycle Investment Unit Value may also be reduced by changes in Index volatility and interest rates. See “Fair Value Formulas for Cycle Investments” in the Statement of Additional Information for the formulas used by the Fair Value Calculation Agent to determine the Fair Value and detailed examples of the Fair Value calculation under different market conditions.
The Proportional Cap Rate is used for Cycle Investments with a Cap Rate Crediting Type that have a Cycle Start Date prior to November 13, 2023 only. Prior to the Cycle End Date, your investment returns will be based on the Cycle Investment Unit Value, which is the Fair Value of your Cycle Investment limited by the Proportional Cap Rate. The Proportional Cap Rate reduces any positive performance based on the time lapsed during the Cycle Term relative to the Cycle Term. This means, on any day prior to the Cycle End Date, if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains (because of the Proportional Cap). If you take a withdrawal prior to the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if you take a withdrawal prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower.
Example: The Cap Rate of a 6-year Cycle Investment is set at 60%. After 3 years, you take a full withdrawal from the Cycle Investment. The Proportional Cap Rate would be 3/6 of the Cap Rate of 60%, or 30%. This means that the maximum increase in the Cycle Investment Unit Value is 30% above the Initial Cycle Investment Unit Value of $10 set on the Cycle Start Date, i.e. the maximum Cycle Investment Unit Value of $13.00 = $10.00 * (1+30%). The maximum return that you will receive at the time of your withdrawal would not be greater than 30%, even if the Index return were higher.
CYCLE INVESTMENT UNIT VALUE CALCULATION FOR CYCLE INVESTMENTS WITH A FLOOR RATE AND A CAP RATE:
Start Date
The Initial Cycle Investment Unit Value will be set as $10 for each Cycle on the Cycle Start Date.
During the Cycle Term
For Cycle Investments that have a Cycle Start Date prior to November 13, 2023:
Each Cycle Business Day prior to Cycle End Date, the Cycle Investment Unit Value will be calculated as the lesser of the result of (A) and (B) below:
(A)    The Cycle Investment Unit Value based on the Fair Value
Each Business Day the Fair Value of each Cycle Investment will be determined by a Fair Value Calculation Agent. This is equivalent to the Fair Value / number of Cycle Investment Units.
and
(B)    The Cycle Investment Unit Value adjusted for the Proportional Cap Rate
The percentage gain in the Cycle Investment Unit Value, prior to the Cycle End Date, is limited by the Proportional Cap Rate, which is the Cap Rate multiplied by the amount of time that has elapsed since the Cycle Start Date, divided by the Cycle term.
The Proportional Cap Rate = {Initial Cycle Investment Unit Value } x {1 + (Cap Rate) x [(number of days elapsed since Cycle Start Date) / (number of days in a Cycle Term)]}.
The Proportional Cap Rate is the maximum the Cycle Investment Unit Value can be prior to the Cycle End Date.
The hypothetical examples below assume 100,000 Cycle Investment units and the Index Value on the Cycle Start Date of 1,000. The examples of the hypothetical Fair Value for different index levels, different points in the Cycle’s life, and different Cycle Terms were chosen to demonstrate the effects of the Floor not applying before the Cycle End Date and the effects of the Proportional Cap Rate on the Cycle Investment Unit Value. See “Fair Value Formulas for Cycle Investments” in the Statement of Additional Information for the formulas used by the Fair Value Calculation Agent to determine the Fair Value and detailed examples of the Fair Value calculation under different market conditions
Example 1 – Index Increases 50%: A Cycle with a 3 year (1,095 days) Cycle Term, -10% Cycle Floor Rate, and 20% Cap Rate. The index increases to 1,500 (50% gain) 150 days after the Cycle Start Date. Assume that the Fair Value Calculation Agent has determined the Fair Value is $1,050,000.

(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,050,000 / 100,000 = $10.50
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]} = $10 x {1+ 20% x (150/(365 x 3)} = $10.27. This is the maximum that the Cycle Investment Unit Value can be.
The Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$10.50, $10.27} = $10.27, the Cycle Investment Unit Value, based on the Fair Value, is greater than the Cycle Investment Unit Value adjusted for the Proportional Cap Rate, so the Cycle Investment Unit Value is limited by the Proportional Cap Rate.
Example 2 – Index decreases 40%: A Cycle with a 3 year (1,095 days) Cycle Term, -10% Cycle Floor Rate, and 20% Cap Rate. The index decreases to 600 (40% loss) 150 days after the Cycle Start Date. Assume the Fair Value Calculation Agent has determined the Fair Value is $800,000.
(A) The fair value per Cycle Units outstanding Unit Value = Fair Value / number of Cycle Investment Units = $800,000 / 100,000 = $8.00
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]} = $10 x {1+ 20% x (150/(365 x 3)} = $10.27. This is the maximum that the Cycle Investment Unit Value can be.
The Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$8.00, $10.27} = $8.00, which is a 20% decrease in the Cycle Investment Unit Value from the Initial Cycle Investment Unit Value of $10; the decrease is equal to 20% = (1 - $8.00 / $10.00) x 100%. The Floor Rate does not apply prior to the Cycle End Date.
Example 3 - Index decreases 60%: A Cycle with a 3 year (1,095 days) Cycle Term, -10% Cycle Floor Rate, and 20% Cap Rate. The index decreases to 400 (60% loss) 150 days after the Cycle Start Date. Assume the Fair Value Calculation Agent has determined the Fair Value is $780,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $780,000 / 100,000 = $7.80
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]} = $10 x {1+ 20% x (150/(365 x 3)} = $10.27. This is the maximum that the Cycle Investment Unit Value can be.
The Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$7.80, $10.27} = $7.80, which is a 22% decrease in the Cycle Investment Unit Value from the Initial Cycle Investment Unit Value of $10; the decrease is equal to 22% = (1 - $7.80 / $10.00) x 100%. The Floor Rate does not apply prior to the Cycle End Date.
Example 4 – Index Increases 50%: A Cycle with a 3 year (1,095 days) Cycle Term, -10% Cycle Floor Rate, and 20% Cap Rate. The index increases to 1,500 (50% gain) 750 days after the Cycle Start Date. Assume the Fair Value Calculation Agent has determined the Fair Value is $1,160,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,160,000 / 100,000 = $11.60
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]} = $10 x {1+ 20% x (750/(365 x 3)} = $11.37. This is the maximum that the Cycle Investment Unit Value can be.
The Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$11.60, $11.37} = $11.37, the Cycle Investment Unit Value, based on the Fair Value, is greater than the Cycle Investment Unit Value adjusted for the Proportional Cap Rate, so the Cycle Investment Unit Value is limited by the Proportional Cap Rate.
Example 5 – Index Decreases 40%: A Cycle with a 3 year (1,095 days) Cycle Term, -10% Cycle Floor Rate, and 20% Cap Rate. The index decreases to 600 (40% loss) 750 days after the Cycle Start Date. Assume the Fair Value Calculation Agent has determined the Fair Value is $850,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $850,000 / 100,000 = $8.50
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Start Date) / (number of days In a Cycle Term)]} = $10 x {1+ 20% x (750/(365 x 3)} = $11.37. This is the maximum that the Cycle Investment Unit Value can be.

The Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$8.50, $11.37} = $8.50, which is a 15% decrease in the Cycle Investment Unit Value from the Initial Cycle Investment Unit Value of $10; the decrease is equal to 15% = (1 - $8.50 / $10.00) x 100%. The Floor Rate does not apply prior to the Cycle End Date.
Example 6 – Index decreases 60%: A Cycle with a 3 year (1,095 days) Cycle Term, -10% Cycle Floor Rate, and 20% Cap Rate. The index decreases to 400 (60% loss) 750 days after the Cycle Start Date. Assume the Fair Value Calculation Agent has determined the Fair Value is $840,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $840,000 / 100,000 = $8.40
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]} = $10 x {1+ 20% x (750/(365 x 3)} = $11.37. This is the maximum that the Cycle Investment Unit Value can be.
The Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$8.40, $11.37} = $8.40, which is a 16% decrease in the Cycle Investment Unit Value from the Initial Cycle Investment Unit Value of $10; the decrease is equal to 16% = (1 - $8.40 / $10.00) x 100% The Floor Rate does not apply prior to the Cycle End Date.
Example 7 – Index increases 50%: A Cycle with a 6 year (2,190 days) Cycle Term, -10% Cycle Floor Rate, and 60% Cap Rate. The index increases to 1,500 (50% gain) 150 days after the Cycle Start Date. Assume the Fair Value Calculation Agent has determined the Fair Value is $1,055,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,055,000 / 100,000 = $10.55
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]} = $10 x {1+ 60% x (150/(365 x 6)} = $10.41. This is the maximum that the Cycle Investment Unit Value can be.
The Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$10.55, $10.41} = $10.41, the Cycle Investment Unit Value, based on the Fair Value, is greater than the Cycle Investment Unit Value adjusted for the Proportional Cap Rate, so the Cycle Investment Unit Value is limited by the Proportional Cap Rate.
Example 8 – Index decreases 40%: A Cycle with a 6 year (2,190 days) Cycle Term, -10% Cycle Floor Rate, and 60% Cap Rate. The index decreases to 600 (40% loss) 150 days after the Cycle Start Date. Assume the Fair Value Calculation Agent has determined the Fair Value is $720,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $720,000 / 100,000 = $7.20
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]} = $10 x {1+ 60% x (150/(365 x 6)} = $10.41. This is the maximum that the Cycle Investment Unit Value can be.
The Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$7.20, $10.41} = $7.20, which is a 28% decrease in the Cycle Investment Unit Value from the Initial Cycle Investment Unit Value of $10; the decrease is equal to 28% = (1 - $7.20 / $10.00) x 100%. The Floor Rate does not apply prior to the Cycle End Date.
Example 9 – Index decreases 60%: A Cycle with a 6 year (2,190 days) Cycle Term, -10% Cycle Floor Rate, and 60% Cap Rate.The index decreases to 400 (60% loss) 150 days after the Cycle Start Date. Assume the Fair Value Calculation Agent has determined the Fair Value is $670,000
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $670,000 / 100,000 = $6.70
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1+ (Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]} = $10 x {1+ 60% x (150/(365 x 6)} = $10.41.This is the maximum that the Cycle Investment Unit Value can be.
The Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$6.70, $10.41} = $6.70, which is a 33% decrease in the Cycle Investment Unit Value from the Initial Cycle Investment Unit Value of $10; the decrease is equal to 33% = (1 - $6.70 / $10.00) x 100%. The Floor Rate does not apply prior to the Cycle End Date.
Example 10 – Index increases 50%: A Cycle with a 6 year (2,190 days) Cycle Term, -10% Cycle Floor Rate, and 60% Cap Rate.The index increases to 1,500 (50% gain) 2,000 days after the Cycle Start Date. Assume the Fair Value Calculation Agent has determined the Fair Value is $1,450,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,450,000 / 100,000 = $14.50

(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1+ (Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]} = $10 x {1+ 60% x (2,000/(365 x 6)} = $15.48.This is the maximum that the Cycle Investment Unit Value can be.
The Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$14.50, $15.48} = $14.50, the Cycle Investment Unit Value, is based on the Fair Value, as the Cycle Investment Unit Value is not limited by the Proportional Cap Rate.
Example 11 – Index decreases 40%: A Cycle with a 6 year (2,190 days) Cycle Term, -10% Cycle Floor Rate, and 60% Cap Rate. The index decreases to 600 (40% loss) 2,000 days after the Cycle Start Date. Assume the Fair Value Calculation Agent has determined the Fair Value is $925,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $925,000 / 100,000 = $9.25
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1+ (Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]} = $10 x {1+ 60% x (2,000/(365 x 6)} = $15.48. This is the maximum that the Cycle Investment Unit Value can be.
The Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$9.25, $15.48} = $9.25, which is a 7.5% decrease in the Cycle Investment Unit Value from the Initial Cycle Investment Unit Value of $10; the decrease is equal to 7.5% = (1 - $9.25 / $10.00) x 100%. The Floor Rate does not apply prior to the Cycle End Date.
Example 12 – Index decreases 60%: A Cycle with a 6 year (2,190 days) Cycle Term, -10% Cycle Floor Rate, and
60% Cap Rate. The index decreases to 400 (60% loss) 2,000 days after the Cycle Start Date. Assume the Fair Value Calculation Agent has determined the Fair Value is $920,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $920,000 / 100,000 = $9.20
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]} = $10 x {1+ 60% x (2,000/(365 x 6)} = $15.48. This is the maximum that the Cycle Investment Unit Value can be.
The Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$9.20, $15.48} = $9.20, which is a 8% decrease in the Cycle Investment Unit Value from the Initial Cycle Investment Unit Value of $10; the decrease is equal to 8% = (1 - $9.20 / $10.00) x 100%. The Floor Rate does not apply prior to the Cycle End Date.
During the Cycle Term
For Cycle Investments that have a Cycle Start Date on or after November 13, 2023:
Each Cycle Business Day prior to Cycle End Date, the Cycle Investment Unit Value will be calculated as:
The Cycle Investment Unit Value based on the Fair Value
Each Business Day the Fair Value of each Cycle Investment will be determined by a Fair Value Calculation Agent. This is equivalent to the Fair Value / number of Cycle Investment Units.
The hypothetical examples below assume 100,000 Cycle Investment units and the Index Value on the Cycle Start Date of 1,000. The examples of the hypothetical Fair Value were chosen to demonstrate the effects of the Floor not applying before the Cycle End Date on the Cycle Investment Unit Value. See “Fair Value Formulas for Cycle Investments” in the Statement of Additional Information for the formulas used by the Fair Value Calculation Agent to determine the Fair Value and detailed examples of the Fair Value calculation under different market conditions.
Example 1 – Index Increases 50%:A Cycle with a 3 year (1,095 days) Cycle Term, -10% Cycle Floor Rate, and 20% Cap Rate. The index increases to 1,500 (50% gain) 150 days after the Cycle Start Date. Assume the Fair Value Calculation Agent has determined the Fair Value is $1,050,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,050,000 / 100,000 = $10.50
The Cycle Investment Unit Value = $10.50, the Cycle Investment Unit Value based on the Fair Value.
Example 2 – Index decreases 40%:A Cycle with a 3 year (1,095 days) Cycle Term, -10% Cycle Floor Rate, and 20% Cap Rate. The index decreases to 600 (40% loss) 150 days after the Cycle Start Date. Assume the Fair Value Calculation Agent has determined the Fair Value is $800,000.

The fair value per Cycle Units outstanding Unit Value = Fair Value / number of Cycle Investment Units = $800,000 / 100,000 = $8.00
The Cycle Investment Unit Value = $8.00, which is a 20% decrease in the Cycle Investment Unit Value from the Initial Cycle Investment Unit Value of $10; the decrease is equal to 20% = (1 - $8.00 / $10.00) x 100%. The Floor Rate does not apply prior to the Cycle End Date.
Example 3 – Index Increases 60%:A Cycle with a 6 year (2,190 days) Cycle Term, -10% Cycle Floor Rate, and 60% Cap Rate. The index increases to 1,600 (60% gain) 2,000 days after the Cycle Start Date. Assume the Fair Value Calculation Agent has determined the Fair Value is $1,500,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,500,000 / 100,000 = $15.00
The Cycle Investment Unit Value = $15.00, the Cycle Investment Unit Value based on the Fair Value.
Example 4 – Index decreases 40%:A Cycle with a 6 year (2,190 days) Cycle Term, -10% Cycle Floor Rate, and 20% Cap Rate. The index decreases to 600 (40% loss) 2,000 days after the Cycle Start Date. Assume the Fair Value Calculation Agent has determined the Fair Value is $850,000.
The fair value per Cycle Units outstanding Unit Value = Fair Value / number of Cycle Investment Units =$850,000 / 100,000 = $8.50
The Cycle Investment Unit Value = $8.50, which is a 15% decrease in the Cycle Investment Unit Value from the Initial Cycle Investment Unit Value of $10; the decrease is equal to 15% = (1 - $8.50 / $10.00) x 100%. The Floor Rate does not apply prior to the Cycle End Date.
CYCLE INVESTMENT UNIT VALUE CALCULATION FOR CYCLE INVESTMENTS WITH A BUFFER RATE AND A CAP RATE:
Start Date
The Initial Cycle Investment Unit Value will be set as $10 for each Cycle Investment on the Start Date.
During the Cycle Term
For Cycle Investments that have a Cycle Start Date prior to November 13, 2023:
Each Cycle Business Day prior to Cycle End Date, the Cycle Investment Unit Value will be calculated as the lesser of the result of (A) and (B) below:
(A) The Cycle Investment Unit Value based on the Fair Value
Each Business Day the Fair Value of each Cycle Investment will be determined by a Fair Value Calculation Agent. This is equivalent to the Fair Value / number of Cycle Investment Units
and
(B) The Cycle Investment Unit Value adjusted for the Proportional Cap Rate
The percentage gain in the Cycle Investment Unit Value, prior to the Cycle End Date, is limited by the Proportional Cap Rate, which is the Cap Rate multiplied by the amount of time that has elapsed since the Cycle Start Date, divided by the cycle term.
The Proportional Cap Rate = {Initial Cycle Investment Unit Value } x {1 + ( Cap Rate) x [(number of days elapsed since Cycle Start Date) / (number of days in a Cycle Term)]}.
The Proportional Cap Rate is the maximum that the Cycle Investment Unit Value can be prior to the Cycle End Date.
The hypothetical examples below assume 100,000 Cycle Investment Units for all of the examples and the Index Value on the Cycle Start Date of 1,000. The examples of the hypothetical Fair Value for different index levels, different points in the Cycle’s life, and different Cycle Terms were chosen to demonstrate the effects of the Buffer not applying before the Cycle End Date and the effects of the Proportional Cap Rate on the Cycle Investment Unit Value. See “Fair Value Formulas for Cycle Investments” in the Statement of Additional Information for the formulas used by the Fair Value Calculation Agent to determine the Fair Value and detailed examples of the Fair Value calculation under different market conditions.
Example 1 – Index increases 50%: A Cycle with a 3 year (1,095 days) Cycle Term, -10% Cycle Buffer Rate, and
100% Cap Rate. The index increases to 1,500 (50% gain) 150 days after the Cycle Start Date. Assume the Fair Value Calculation Agent has determined the Fair Value is $1,400,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,400,000 / 100,000 = $14.00

(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Cycle Start Date) / (number of days in a Cycle Term)]} = $10 x {1+ 100% x (150/(365 x 3)} = $11.37. This is the maximum that the Cycle Investment Unit Value can be.
Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$12.90, $11.37} = $11.37, the Cycle Investment Unit Value, based on the Fair Value, is greater than the Cycle Investment Unit Value adjusted for the Proportional Cap Rate, so the Cycle Investment Unit Value is limited by the Proportional Cap Rate.
Example 2 – Index decreases 60%: A Cycle with a 3 year (1,095 days) Cycle Term, -10% Cycle Buffer Rate, and 35% Cap Rate. The index decreases to 400 (60% loss) 150 days after the Cycle Start Date. Assume the Fair Value Calculation Agent has determined the Fair Value is $450,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $450,000 / 100,000 = $4.50
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]}= $10 x {1+ 100% x (150/(365 x 3)} = $11.37. This is the maximum that the Cycle Investment Unit Value can be.
Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$4.50, $11.37} = $4.50, which is a 55% decrease in the Cycle Investment Unit Value from the Initial Cycle Investment Unit Value of $10; the decrease is equal to 55% = (1—$4.50 / $10.00) x 100%. The Buffer Rate does not apply prior to the Cycle End Date.
Example 3 – Index increases 50%: A Cycle with a 3 year (1,095 days) Cycle Term, -10% Cycle Buffer Rate, and 100% Cap Rate. The index increases to 1,500 (50% gain) 750 days after the Cycle Start Date. Assume the Fair Value Calculation Agent has determined the Fair Value is $1,460,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,460,000 / 100,000 = $14.60
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Cycle Start Date) / (number of days In a Cycle Term)]} = $10 x {1+ 100% x (750/(365 x 3)} = $16.85. This is the maximum that the Cycle Investment Unit Value can be.
Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$14.60, $16.85} = $14.60, the Cycle Investment Unit Value, based on the Fair Value, is greater than the Cycle Investment Unit Value adjusted for the Proportional Cap Rate, so the Cycle Investment Unit Value is not limited by the Proportional Cap Rate.
Example 4 – Index decreases 60%: A Cycle with a 3 year (1,095 days) Cycle Term, -10% Cycle Buffer Rate, and 100% Cap Rate. The index decreases to 400 (60% loss) 750 days after the Cycle Start Date. Assume the Fair Value Calculation Agent has determined the Fair Value is $510,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $510,000 / 100,000 = $5.10
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]}= $10 x {1+ 100% x (750/(365 x 3)} = $16.85. This is the maximum that the Cycle Investment Unit Value can be.
Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$5.10, $16.85} = $5.10, which is a 49% decrease in the Cycle Investment Unit Value from the Initial Cycle Investment Unit Value of $10; the decrease is equal to 49% = (1 - $5.10 / $10.00) x 100%. The Buffer Rate does not apply prior to the Cycle End Date.
Example 5 – Index increases 50%: A Cycle with a 6 year (2,190 days) Cycle Term, -30% Cycle Buffer Rate, and 75% Cap Rate. The index increases to 1,500 (50% gain) 150 days after the Cycle Start Date. Assume the Fair Value Calculation Agent has determined the Fair Value is $1,130,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,130,000 / 100,000 = $11.30
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Cycle Start Date) / (number of days in a Cycle Term)]} = $10 x {1+ 75% x (150/(365 x 6)} = $10.51. This is the maximum that the Cycle Investment Unit Value can be.
Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$11.30, $10.51} = $10.51, the Cycle Investment Unit Value, based on the Fair Value, is greater than the Cycle Investment Unit Value adjusted for the Proportional Cap Rate, so the Cycle Investment Unit Value is limited by the Proportional Cap Rate.

Example 6 – Index decreases 60%: A Cycle with a 6 year (2,190 days) Cycle Term, -30% Cycle Buffer Rate, and 75% Cap Rate. The index decreases to 400 (60% loss) 150 days after the Cycle Start Date. Assume the Fair Value Calculation Agent has determined the Fair Value is $530,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $530,000 / 100,000 = $5.30
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]}= $10 x {1+ 75% x (150/(365 x 6)} = $10.51. This is the maximum that the Cycle Investment Unit Value can be.
Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$5.30, $10.51} = $5.30, which is a 47% decrease in the Cycle Investment Unit Value from the Initial Cycle Investment Unit Value of $10; the decrease is equal to 47% = (1 - $5.30 / $10.00) x 100%. The Buffer Rate does not apply prior to the Cycle End Date.
Example 7 – Index increases 50%: A Cycle with a 6 year (2,190 days) Cycle Term, -30% Cycle Buffer Rate, and 75% Cap Rate. The index increases to 1,500 (50% gain) 2,000 days after the Cycle Start Date. Assume the Fair Value Calculation Agent has determined the Fair Value is $1,475,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,475,000 / 100,000 = $14.75
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Cycle Start Date) / (number of days in a Cycle Term)]} = $10 x {1+ 75% x (2,000/(365 x 6)} = $16.85. This is the maximum that the Cycle Investment Unit Value can be.
Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$14.75, $16.85} = $14.75, the Cycle Investment Unit Value, is based on the Fair Value, as the Cycle Investment Unit Value is not limited by the Proportional Cap Rate.
Example 8 – Index decreases 60%: A Cycle with a 6 year (2,190 days) Cycle Term, -30% Cycle Buffer Rate, and 75% Cap Rate. The index decreases to 400 (60% loss) 2,000 days after the Cycle Start Date. Assume the Fair Value Calculation Agent has determined the Fair Value is $720,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $720,000 / 100,000 = $7.20
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]}= $10 x {1+ 75% x (2,000/(365 x 6)} = $16.85. This is the maximum that the Cycle Investment Unit Value can be.
Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$7.20, $16.85} = $7.20, which is a 28% decrease in the Cycle Investment Unit Value from the Initial Cycle Investment Unit Value of $10; the decrease is equal to 28% = (1 - $7.20 / $10.00) x 100%, the Buffer Rate does not apply prior to the Cycle End Date.
During the Cycle Term
For Cycle Investments that have a Cycle Start Date on or after November 13, 2023:
Each Cycle Business Day prior to Cycle End Date, the Cycle Investment Unit Value will be calculated as:
The Cycle Investment Unit Value based on the Fair Value
Each Business Day the Fair Value of each Cycle Investment will be determined by a Fair Value Calculation Agent. This is equivalent to the Fair Value / number of Cycle Investment Units
The hypothetical examples below assume 100,000 Cycle Investment Units for all of the examples and the Index Value on the Cycle Start Date of 1,000. The examples of the hypothetical Fair Value were chosen to demonstrate the effects of the Buffer not applying before the Cycle End Date on the Cycle Investment Unit Value. See “Fair Value Formulas for Cycle Investments” in the Statement of Additional Information for the formulas used by the Fair Value Calculation Agent to determine the Fair Value and detailed examples of the Fair Value calculation under different market conditions.
Example 1 – Index increases 50%: A Cycle with a 3 year (1,095 days) Cycle Term, -10% Cycle Buffer Rate, and 100% Cap Rate. The index increases to 1,500 (50% gain) 150 days after the Cycle Start Date. Assume the Fair Value Calculation Agent has determined the Fair Value is $1,400,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,400,000 / 100,000 = $14.00

Cycle Investment Unit Value = $14.00, the Cycle Investment Unit Value based on the Fair Value.
Example 2 – Index decreases 60%: A Cycle with a 3 year (1,095 days) Cycle Term, -10% Cycle Buffer Rate, and 100% Cap Rate. The index decreases to 400 (60% loss) 150 days after the Cycle Start Date. Assume the Fair Value Calculation Agent has determined the Fair Value is $450,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $450,000 / 100,000 = $4.50
Cycle Investment Unit Value = $4.50, which is a 55% decrease in the Cycle Investment Unit Value from the Initial Cycle Investment Unit Value of $10; the decrease is equal to 55% = (1 – $4.50 / $10.00) x 100%. The Buffer Rate does not apply prior to the Cycle End Date.
Example 3 – Index increases 60%: A Cycle with a 6 year (2,190 days) Cycle Term, -10% Cycle Buffer Rate, and 200% Cap Rate. The index increases to 1,600 (60% gain) 2,000 days after the Cycle Start Date. Assume the Fair Value Calculation Agent has determined the Fair Value is $1,580,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,580,000 / 100,000 = $15.80
Cycle Investment Unit Value = $15.80, the Cycle Investment Unit Value based on the Fair Value.
Example 4 – Index decreases 50%: A Cycle with a 6 year (2,190 days) Cycle Term, -10% Cycle Buffer Rate, and 200% Cap Rate. The index decreases to 500 (50% loss) 2,000 days after the Cycle Start Date. Assume the Fair Value Calculation Agent has determined the Fair Value is $650,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $650,000 / 100,000 = $6.50
Cycle Investment Unit Value = $6.50, which is a 35% decrease in the Cycle Investment Unit Value from the Initial Cycle Investment Unit Value of $10; the decrease is equal to 35% = (1 – $6.50 / $10.00) x 100%. The Buffer Rate does not apply prior to the Cycle End Date.
CYCLE INVESTMENT UNIT VALUE CALCULATION FOR CYCLE INVESTMENTS WITH A BUFFER RATE AND A PARTICIPATION RATE:
Start Date
The Initial Cycle Investment Unit Value will be set as $10 for each Cycle Investment on the Start Date.
During the Cycle Term
Each Cycle Business Day prior to Cycle End Date, the Cycle Investment Unit Value will be calculated as the Cycle Investment Unit Value based on the Fair Value.
Each Business Day the Fair Value of each Cycle Investment will be determined by a Fair Value Calculation Agent. This is equivalent to the Fair Value / number of Cycle Investment Units
The hypothetical examples below assume 100,000 Cycle Investment Units for all of the examples and the Index Value on the Cycle Start Date of 1,000. The examples of the hypothetical Fair Value were chosen to demonstrate the effects of the Buffer not applying before the Cycle End Date on the Cycle Investment Unit Value. See “Fair Value Formulas for Cycle Investments” in the Statement of Additional Information for the formulas used by the Fair Value Calculation Agent to determine the Fair Value and detailed examples of the Fair Value calculation under different market conditions.
Example 1 – Index increases 50%: A Cycle with a 6 year (2,190 days) Cycle Term, -10% Buffer Rate, and 110% Participation Rate. The Index increases to 1,500 (50% gain) 150 days after the Cycle Start Date. Assume the Fair Value Calculation Agent has determined the Fair Value is $1,400,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,400,000 / 100,000 = $14.00
Cycle Investment Unit Value = $14.00, the Cycle Investment Unit Value based on the Fair Value.
Example 2 – Index decreases 60%: A Cycle with a 6 year (2,190 days) Cycle Term, -10% Buffer Rate, and 110% Participation Rate. The Index decreases to 400 (60% loss) 150 days after the Cycle Start Date. Assume the Fair Value Calculation Agent has determined the Fair Value is $450,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $450,000 / 100,000 = $4.50

Cycle Investment Unit Value = $4.50, which is a 55% decrease in the Cycle Investment Unit Value from the Initial Cycle Investment Unit Value of $10; the decrease is equal to 55% = (1 – $4.50 / $10.00) x 100%. The Buffer Rate of -10% does not apply prior to the Cycle End Date, so in this case the decrease in the Cycle Investment Unit Value was not limited to 50% = (60% Index loss – 10% Buffer Rate).

CYCLE INVESTMENT UNIT VALUE CALCULATION FOR CYCLE INVESTMENTS WITH A BUFFER RATE AND A TRIGGER RATE:

Start Date
The Initial Cycle Investment Unit Value will be set as $10 for each Cycle Investment on the Start Date.
During the Cycle Term
Each Cycle Business Day prior to Cycle End Date, the Cycle Investment Unit Value will be calculated as the Cycle Investment Unit Value based on the Fair Value.
Each Business Day the Fair Value of each Cycle Investment will be determined by a Fair Value Calculation Agent. This is equivalent to the Fair Value / number of Cycle Investment Units
The hypothetical examples below assume 100,000 Cycle Investment Units for all of the examples and the Index Value on the Cycle Start Date of 1,000. The examples of the hypothetical Fair Value were chosen to demonstrate the effects of the Buffer not applying before the Cycle End Date on the Cycle Investment Unit Value. See “Fair Value Formulas for Cycle Investments” in the Statement of Additional Information for the formulas used by the Fair Value Calculation Agent to determine the Fair Value and detailed examples of the Fair Value calculation under different market conditions.
Example 1 – Index increases 10%: A Cycle with a 1 year (365 days) Cycle Term, -20% Buffer Rate, 10% Trigger Rate, and a 0% Trigger Point. The Index increases to 1,100 (10% gain) 150 days after the Cycle Start Date. Assume the Fair Value Calculation Agent has determined the Fair Value is $1,050,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,050,000 / 100,000 = $10.50
Cycle Investment Unit Value = $10.50, the Cycle Investment Unit Value based on the Fair Value
Example 2 – Index decreases 60%: A Cycle with a 1 year (365 days) Cycle Term, -20% Buffer Rate, 10% Trigger Rate, and a 0% Trigger Point. The Index decreases to 400 (60% loss) 150 days after the Cycle Start Date. Assume the Fair Value Calculation Agent has determined the Fair Value is $450,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $450,000 / 100,000 = $4.50
Cycle Investment Unit Value = $4.50, which is a 55% decrease in the Cycle Investment Unit Value from the Initial Cycle Investment Unit Value of $10; the decrease is equal to 55% = (1 – $4.50 / $10.00) x 100%. The Buffer Rate does not apply prior to the Cycle End Date.
For more information, see “Valuation of a Cycle Investment”.
Transfers out of a Cycle Investment
You may transfer all or a portion of your Cycle Investment Value out of a Cycle Investment on any Business Day. If you transfer from a Cycle Investment during the Cycle Term prior to the Cycle End Date, the Cycle Investment Unit Value is based on the Fair Value, and the Floor Rate or Buffer Rate will not apply. For Cycle Investments with a Cap Rate Crediting Type that have a Cycle Start Date prior to November 13, 2023, the Fair Value calculation will also incorporate the Proportional Cap Rate, if applicable. Cycle Investments that have a Cycle Start Date on or after November 13, 2023 do not include a Proportional Cap Rate. This Fair Value calculation means that before the Cycle End Date, if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains than on the Cycle End Date (which could be further reduced by the Proportional Cap, if applicable), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses than on the Cycle End Date (because the Floor and Buffer Rates do not apply). If you take a withdrawal prior to the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if you take a withdrawal prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower.
You may transfer into a Subaccount on any Business Day and/or into another Cycle Investment on the Cycle Start Date. If you request to transfer from a Cycle Investment to another Cycle Investment, you must transfer into the Default Account at least one Business Day prior to the Cycle Start Date. You may also request that all or part of any withdrawal amount be reallocated to an upcoming new Cycle Investment or to one or more Subaccounts available under the Contract.
For proceeds from maturing Cycles, if you do not provide transfer instructions in Good Order, we will allocate the Cycle Investment Value to the next new Cycle Investment of the same Cycle Type. If such a new Cycle Investment is not available, we will allocate the Cycle Investment Value to the Default Account.
Withdrawals from Cycle Investments
To withdraw money from a Cycle Investment, you must send us a Written Request containing the pertinent details of the withdrawal request, including the amount of the withdrawal and the Cycle Investment(s) from which to make the withdrawal (“withdrawal request”). Unless we receive instructions from you, we will deduct all withdrawals pro-rata from the Subaccounts until your Accumulation Value is exhausted, then from the Cycle Investments on a pro-rata basis, then from the Default Account. You may instruct us to take withdrawals from all Investment Options – all Investment Portfolios Available Under the Contract Investment Options and all Cycle Investments – on a pro-rata basis. If you take a withdrawal from a Cycle Investment during the Cycle Term prior to the Cycle End Date, you will receive the Cycle Investment Unit Value times the number of Cycle Investment Units withdrawn and the Floor Rate or Buffer Rate will not apply. For Cycle Investments with a Cap Rate Crediting Type that have a Cycle Start Date prior to November 13, 2023, the Fair Value calculation will also incorporate the Proportional Cap Rate, if applicable. Cycle Investments that have a Cycle Start Date or after November 13, 2023 do not include a Proportional Cap Rate. The minimum partial withdrawal amount is $1,000. Required Minimum Distributions (“RMDs”) are not subject to this minimum. A Surrender Charge will generally apply to amounts withdrawn in excess of the Free Withdrawal Amount.
We will process withdrawal requests that we receive by the end of the Cycle Investment Business Day using that day’s Cycle Investment Unit Value. For withdrawal requests we receive after the end of the Cycle Investment Business Day, we will use the Cycle Investment Unit Value for the next Cycle Investment Business Day. The number of Cycle Investment Units withdrawn from the Cycle Investment will equal the withdrawal amount divided by the Cycle Investment Unit Value on the close of the Business Day on which the withdrawal is processed.
We will pay the withdrawal amount to the Contract Owner no later than seven days after the Cycle Investment Business Day on which we received the Written Request, subject to our right to defer payment discussed below.
The Cycle Investment Unit Value is determined from the Cycle’s Fair Value as provided by the Fair Value Calculation Agent, and the Floor Rate and the Buffer Rate do not apply. For Cycle Investments with a Cap Rate Crediting Type that have a Cycle Start Date prior to November 13, 2023, the Fair Value calculation will also incorporate the Proportional Cap Rate, if applicable. Cycle Investments that have a Cycle Start Date on or after November 13, 2023 do not include a Proportional Cap Rate. This Fair Value calculation means that before the Cycle End Date, if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains than on the Cycle End Date (which could be further reduced by the Proportional Cap, if applicable), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses than on the Cycle End Date (because the Floor and Buffer Rates do not apply). If you take a withdrawal prior to the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if you take a withdrawal prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower. See “Valuation of a Cycle Investment” later in this prospectus for more information.
Required Minimum Distributions. Unless we receive instructions from you, we will deduct all RMDs pro-rata from the Subaccounts until your Accumulation Value is exhausted, then from the Cycle Investments on a pro-rata basis, then from the Default Account. You may instruct us to take RMDs from all Investment Options – all Investment Portfolios Available Under the Contract Investment Options and all Cycle Investments – on a pro-rata basis. If you take an RMD from a Cycle Investment during the Cycle Term prior to the Cycle End Date, you will receive the Cycle Investment Unit Value times the number of Cycle Investment Units withdrawn and the Floor Rate or Buffer Rate will not apply. For Cycle Investments with a Cap Rate Crediting Type that have a Cycle Start Date prior to November 13, 2023, the Fair Value calculation will also incorporate the Proportional Cap Rate, if applicable. Cycle Investments that have a Cycle Start Date or after November 13, 2023 do not include a Proportional Cap Rate.
The Cycle Investment Unit Value is determined from the Cycle’s Fair Value as provided by the Fair Value Calculation Agent, and the Floor Rate and the Buffer Rate do not apply. For Cycle Investments with a Cap Rate Crediting Type that have a Cycle Start Date prior to November 13, 2023, the Fair Value calculation will also incorporate the Proportional Cap Rate, if applicable. Cycle Investments that have a Cycle Start Date on or after November 13, 2023 do not include a Proportional Cap Rate. For all Cycle Investments, this means, on any day prior to the Cycle End Date, if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains, and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses than on the Cycle End Date. If you take a withdrawal, including an RMD, prior to the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if you take a withdrawal prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower. See “Valuation of a Cycle Investment” later in this prospectus for more information.

A withdrawal taken to satisfy an RMD is not subject to the deduction of a Surrender Charge. See “Charges, Fees and Deductions – Surrender Charge”.
Deferral of Payment. We may defer payment of any withdrawal proceeds or other payment from a Cycle Investment if, due to the closing or other disruption of financial markets or exchanges or other circumstances beyond the Company’s control, the Company is unable to settle the necessary transactions prudently as reasonably determined by the Company. See “Payment of Contract Proceeds”. Payments may be deferred for up to six months if the insurance regulatory authority of the state in which the Contract is issued approves such deferral.
Cycle End Date Payments; Rollovers
Thirty Business Days before the Cycle End Date, we will send you a Cycle Investment Maturity Notice that alerts you to the pending Cycle End Date and provides instructions on how to direct us to allocate the proceeds of a maturing Cycle Investment. If you do not provide written instructions directing us to allocate the proceeds of your maturing Cycle Investments to a new Cycle Investment or to the Subaccounts at least one Business Day before the Cycle End Date, either based on the current allocation instructions or new allocation instructions, we will allocate your proceeds as follows:
1)    For maturing Cycle Investments, we will invest the proceeds in a new Cycle Investment of the same Cycle Type;
2)    If such a new Cycle Investment is not available, we will allocate the proceeds to the Default Account.
We will pay proceeds of the Cycle Investment on the Cycle End Date.
We no longer offer new Cycle Investments with a Cap Rate Crediting Type that is subject to a Proportional Cap Rate. When a Cycle Investment subject to a Proportional Cap Rate matures, we will not invest the proceeds in a new Cycle Investment of the same Cycle Type that is not subject to a Proportional Cap Rate unless you direct us to do so. If you are invested in a Cycle Investment with a Cap Rate that has a Cycle Start Date prior to November 13, 2023, and you do not provide us with written reallocation instructions, we will allocate the proceeds to the Default Account when the Cycle Investment matures.
In some states, pending regulatory approval(s), if any, new Cycle Investments with a Cap Rate Crediting Type will continue to be subject to a Proportional Cap Rate. See “Appendix B – State Variations.”
Valuation of a Cycle Investment
The amount invested in a Cycle Investment by the Contract Owner is the Cycle Investment Value. As of any Cycle Business Day, the Cycle Investment Value is measured by the number of Cycle Investment Units credited to the Contract multiplied by the Cycle Investment Unit Value, each as of that Cycle Business Day. The Cycle Investment Value will reflect withdrawals and fluctuations in the Cycle Investment Unit Value. ON ANY CYCLE BUSINESS DAY AFTER THE CYCLE START DATE, THE CONTRACT OWNER’S CYCLE INVESTMENT VALUE MAY BE LESS THAN THE AMOUNT INITIALLY INVESTED. The Cycle Investment Value is reduced by the dollar amount of all withdrawals and deductions for optional benefit rider charges.
Cycle Investment Unit
The number of Cycle Investment Units initially credited to the Contract is calculated by dividing the amount allocated to the Cycle Investment on the Start Date by $10.00. The number of Units credited to the Contract will be reduced by withdrawals or deductions for optional benefit rider charges prior to the Cycle End Date based on the amount withdrawn or deducted and the Cycle Investment Unit Value at the time of the withdrawal.
Example. A withdrawal of $10,000 is requested from a Cycle Investment prior to the Cycle End Date. At the time of the request, the number of Cycle Investment Units owned by the Contract Owner is 10,000 and the Cycle Investment Unit Value is $10 for a total Cycle Investment Value of $100,000. After the withdrawal the total Cycle Investment Value is $90,000 = $100,000 - $10,000 (withdrawal). The number of Cycle Investment Units after the withdrawal is 9,000 = 10,000 - $10,000 (withdrawn) / $10 (Cycle Investment Unit Value).
Example 2. A Contract that includes the Return of Premium Death Benefit Rider will have a reduced number of Cycle Investment Units on the Cycle End Date as a result of the rider fee assessments. See the following two tables that illustrate this impact. The example assumes withdrawals of $10,000 are requested from the Cycle Investment at the end of the second quarter and at the end of the year. Fees of 0.20% for the Return of Premium Death Benefit Rider (ROP) are deducted from the Cycle Investment Value quarterly. At the beginning of the Cycle Term, the number of Cycle Investment Units owned by the Contract Owner is 10,000 and the Cycle Investment Unit Value is $10 for a total Cycle Investment Value of $100,000. The following two tables demonstrate the impact on Cycle Investment Value from deducting the ROP fees:

No ROP Rider Fee
Year	Cycle Investment Value (CIV)	1) AV Growth	2) Quarterly ROP DB Fee Percentage	ROP DB Fee	Withdrawals	CIV After Fees and Withdrawals	Units	Unit Value	3) Impact of ROP DB Fee
0	$100,000.00	—	—	—	$0.00	$0.00	10,000.00	$0.00	—
Q1	$101,250.00	1.25%	—	—	$0.00	$0.00	10,000.00	$0.00	—
Q2	$102,515.63	1.25%	—	—	$10,000.00	-$10,000.00	9,024.54	-$1.11	—
Q3	$93,672.08	1.25%	—	—	$0.00	$0.00	9,024.54	$0.00	—
Q4	$94,842.98	1.25%	—	—	$10,000.00	-$10,000.00	8,073.01	-$1.24	—

Annual ROP DB Fee 0.20%
Year	Cycle Investment Value (CIV)	1) AV Growth	2) Quarterly ROP DB Fee Percentage	ROP DB Fee	Withdrawals	CIV After Fees and Withdrawals	Units	Unit Value	3) Impact of ROP DB Fee
0	$100,000.00	—	—	$0.00	$0.00	$100,000.00	10,000.00	$10.00	—
Q1	$101,250.00	1.25%	0.05%	$50.63	$0.00	$101,199.38	9,995.00	$10.13	-$50.63
Q2	$102,464.37	1.25%	0.05%	$51.23	$10,000.00	$92,413.14	9,014.54	$10.25	-$102.49
Q3	$93,568.31	1.25%	0.05%	$46.78	$0.00	$93,521.52	9,010.03	$10.38	-$150.56
Q4	$94,690.54	1.25%	0.05%	$47.35	$10,000.00	$84,643.19	8,054.00	$10.51	-$199.78

1) 5% growth, applied quarterly is 1.25%
2) As a quarterly percentage of Cycle Investment Value, 0.20%/4 is 0.05%
3) Value with ROP Fee minus value with no ROP Fee
Cycle Investment Unit Value
For each Cycle Investment, we will establish the Cycle Investment Unit Value on the Start Date, and calculate the Cycle Investment Unit Value on each Cycle Business Day and on the Cycle End Date. The methods used to calculate the Cycle Investment Unit Value on each Cycle Business Day and on the Cycle End Date are different.
On the Start Date. For each Cycle Investment we establish an Initial Cycle Investment Unit Value at $10.00 on the Cycle Start Date.
During the Cycle Term. For each Cycle Investment, we determine the Cycle Investment Unit Value as of each Cycle Business Day based on its Fair Value and the Buffer Rate and Floor rate do not apply. For Cycle Investments with a Cap Rate that have a Cycle Start Date prior to November 13, 2023, the Fair Value calculation will also incorporate the Proportional Cap Rate, if applicable. Cycle Investments that have a Cycle Start Date on or after November 13, 2023 do not include a Proportional Cap Rate. In some states, pending regulatory approval(s), if any, the Proportional Cap Rate will continue to be incorporated into the Fair Value calculation for Cycle Investments that have a Cycle Start Date on or after November 13, 2023. See “Appendix B – State Variations.”
We have contracted with S&P Global Market Intelligence, an independent analytics firm, to be the Fair Value Calculation Agent to compute the Fair Value of a Cycle Investment Unit.
The Fair Value of a Cycle Investment is determined by the Fair Value Calculation Agent as of the end of each Cycle Business Day. The Fair Value reflects the current value of certain financial instruments. These financial instruments are intended to provide a return equal to the change in Index Value at the end of the Cycle Term subject to the Cap Rate, Participation Rate, or Trigger Rate and subject to the Floor Rate or Buffer Rate. The Fair Value is based on a variety of factors considered by the Fair Value Calculation Agent, which include the change in the Index Value from the Cycle Start Date, volatility of the Index, changes in prevailing interest rates, dividend yield on the index, changes in index level, and the time remaining to the Cycle End Date. The Fair Value is determined using a formula which is based on the economic value of a hypothetical investments at the time of the valuation designed to match Cycle Investment value at the Cycle End Date. The value of each of these financial instruments is determined by the Fair Value Calculation Agent using standard financial industry calculations.
On each Business Day prior to the Cycle’s End Date, we will use the Fair Value for each Cycle, as provided by the Fair Value Calculation Agent, to calculate the Fair Value per Cycle Investment Unit outstanding. For Cycle Investments with a Cap Rate that have a Cycle Start Date prior to November 13, 2023, this value is then compared to the Cycle Investment’s Proportional Cap Rate. The Cycle Investment Unit Value for that Business Day is the lesser of the Fair Value per Cycle Investment Unit outstanding and the Cycle Investment’s Proportional Cap Rate, which is the greatest possible Cycle Investment Unit Value. Cycle Investments that have a Cycle Start Date on or after November 13, 2023 do not include a Proportional Cap Rate, and the Cycle Investment Unit Value for that Business Day is the Fair Value per Cycle Investment Unit outstanding.

See “Fair Value Formulas for Cycle Investments” in the Statement of Additional Information for more detailed information about how the Fair Value Calculation Agent determines the Fair Value. See “Cycle Investment Unit Value Examples” in the Statement of Additional Information for illustrations of how Cycle Investment Unit Values are computed.
Cycle Investments do not involve an investment in any underlying portfolio of securities or financial instruments. Individuals should consult their financial professional about the risks, benefits, and other features of the Cycle Investments, and whether the Cycle Investments are appropriate based upon their financial situations and objectives. Please consider carefully the important information contained in this prospectus before investing in a Cycle Investment.
THE SUBACCOUNT INVESTMENT OPTIONS
The Subaccounts are offered through the Midland National Life Separate Account C (the “Registered Separate Account”). The Registered Separate Account is divided into Subaccounts, each of which invests exclusively in shares of one Investment Portfolio. You may allocate part or all of your premium payment to one or more Subaccounts. Your Accumulation Value in a Subaccount will vary based on the investment experience of the corresponding Investment Portfolio in which the Subaccount invests. There is a risk of loss of the entire amount invested. You bear the risk of any decline in the Accumulation Value of your Contract resulting form the performance of the Investment Options you have chosen.
Information regarding each Investment Portfolio, including (i) its name, (ii) its type, (iii) its investment advisor and any sub-investment advisor, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See “APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT ”. Each Portfolio Company has issued a prospectus that contains more detailed information about the Portfolio Company, which can be amended from time to time and can be found online at https://www.srslivewell.com/individual-investors-da-prospectuses. You can also request this information at no cost by calling 866-747-3421 or sending an email request to SecuritiesPI@sfgmembers.com.
The Investment Portfolios available under the Contracts are not available for purchase directly by the general public, and are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the Investment Portfolios are very similar to the investment objectives and policies of other (publicly available) mutual funds that have very similar or nearly identical names and that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of any of the Investment Portfolios that are available under the Contracts may be lower, or higher, than the investment results of such other (publicly available) mutual funds. There can be no assurance, and no representation is made, that the investment results of any of the available Investment Portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment adviser or manager and the same investment objectives and policies and a very similar or nearly identical name.
The Investment Portfolios offered through the Contract were selected by Midland National based on several criteria, including asset class coverage, the alignment of investment objectives of a portfolio with our hedging strategy, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Of course, we also consider whether the portfolio’s adviser is an affiliate of ours. We also consider whether the Investment Portfolio, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for the sale of the policies. Another factor that we consider during the selection process is whether the Investment Portfolio or one of its service providers (e.g., the investment adviser or sub-advisers) will make payments to us or our affiliates in connection with certain administrative, marketing and support services, and the amount of any such payments, or whether affiliates of the Funds can provide marketing and distribution support for sales of the Contracts.
The Investment Portfolios, their managers, or affiliates thereof, may make payments to Midland National and/or its affiliates. These payments may be derived, in whole or in part, from the fees disclosed in the Investment Portfolios’ prospectuses including investment advisory fees, 12b-1 fees and other expenses including service fees (if applicable) charged annually by each Investment Portfolio. Owners, through their indirect investment in the Investment Portfolios, bear the costs of these fees. The amount of these payments may be substantial, may vary between Investment Portfolios, and generally are based on a percentage of the assets in the Investment Portfolios that are attributable to the Contracts and other variable insurance products issued by Midland National. These percentages currently range up to 0.50% annually. Midland National may use these payments for any corporate purpose, including payment of expenses that Midland National and/or its affiliates incur in promoting, issuing, marketing, and administering the Contracts, and, that we incur in our role as intermediary, in promoting and marketing the Investment Portfolios. Midland National and its affiliates may profit from these payments.
You are responsible for choosing the Subaccounts, and the amounts allocated to each, that are appropriate for your own individual circumstances and by your investment goals, financial situation, and risk tolerance. Since investment risk is borne by your decisions regarding investment allocations should be carefully considered and periodically re-evaluated.
Other Investment Portfolios (or available classes) may have lower fees and better overall investment performance.
In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Investment Portfolios that are available to you, including each Investment Portfolio’s prospectus, statement of additional information and annual and semi-annual reports. Other sources such as the fund company’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to an Investment Portfolio. You should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.
You bear the risk of any decline in the Accumulation Value of your Contract resulting from the performance of the Investment Options you have chosen.

We do not recommend or endorse any particular Investment Portfolio or Portfolios and we do not provide investment advice.
Availability of the Investment Portfolios
We cannot guarantee that each Investment Portfolio will always be available for investment through the Contracts.
We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of an Investment Portfolio that are held in the Registered Separate Account. New or substitute Investment Portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of an Investment Portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that Investment Portfolio and substitute shares of another Investment Portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the Investment Company Act of 1940, as amended, or other applicable law.
Your Accumulation Value (Contract Value allocated to the Subaccounts)
Your Accumulation Value is the sum of the amounts you have invested in the Subaccounts. Your Accumulation Value will vary daily to reflect the investment performance of the Investment Portfolios you select, any premium payments, partial withdrawals, surrenders, and charges assessed in connection with the Contract and any optional benefit riders you select. Transaction charges are made on the effective date of the transaction. Charges against the Subaccounts for the Separate Account Annual Expense charge are reflected daily. Charges against the Subaccounts for any optional benefit riders you select are deducted at the end of each calendar quarter.
There is no guaranteed minimum Accumulation Value for amounts allocated to the Subaccounts. You bear the investment risk. An Subaccount’s performance will cause your Accumulation Value to go up or down each Valuation Period.
Accumulation Units
The amount you invest in each Subaccount is represented by the value of the Accumulation Unit Value times the number of Accumulation Units credited to you. Premium payments allocated to and Accumulation Value transferred to an Subaccount are used to purchase Accumulation Units. Accumulation Units are sold or redeemed when you make a surrender, partial withdrawal or transfer amounts from a Subaccount to a Cycle Investment, and to purchase an Annuity Option or pay the Death Benefit when an Owner dies. We also redeem units to pay Transaction Expenses. See the “Fee Table” for more information about Transaction Expenses.
We calculate the number of Accumulation Units purchased or redeemed in a Subaccount by dividing the dollar amount of the transaction by the Subaccount’s Accumulation Unit Value at the end of the day, if it is a Business Day. If it is not a Business Day, we will use the Accumulation Unit Value on the next Business Day. The number of Accumulation Units credited to you will not vary because of changes in Accumulation Unit Values.
The Unit Values fluctuate with the investment performance of the corresponding portfolios. Accumulation Unit Values reflect investment income, the Investment Portfolios’ realized and unrealized capital gains and losses, and the Investment Portfolios’ expenses. The Accumulation Unit Values also reflect the daily asset charges we deduct from your Subaccount Accumulation Value currently at an effective annual rate of 1.15% for the Separate Account Annual Expense charge and quarterly asset charges we deduct from your Subaccount Accumulation Value for any optional benefit riders you select. Additional information about the Accumulation Unit Values is contained in the SAI.
Transfers of Accumulation Value
You generally may transfer amounts among the Subaccounts prior to Maturity Date, unless otherwise noted. The minimum amount that may be transferred in a single day is $100 or 100% of the Contract Value allocated to the Subaccount if less than $100. The minimum amount may come from or be transferred to more than one Subaccount. Completed transfer requests received at our Customer Service Center in Good Order before the New York Stock Exchange closes for regular trading (usually 3:00 p.m. Central Time) are priced at the Accumulation Unit Value determined at the close of that Valuation Period. If we receive your completed transfer request in Good Order after the close of a Valuation Period, we will process the transfer request at the Accumulation Unit Value determined at the close of the next Valuation Period.
For information regarding telephone or facsimile requests, see “Administrative Procedures”. Transfers may be delayed under certain circumstances. See “Payment of Contract Proceeds”. We currently do not charge for transfers between Subaccounts, but reserve the right to charge $15 per transfer for transfers in excess of 15 per Contract year. If assessed, this charge will be deducted from the amount that is transferred prior to the allocation to a different Subaccount. The fee is waived for transfers in connection with active Dollar Cost Averaging or automatic rebalancing programs.
To the extent permitted by applicable law, we reserve the right to eliminate and/or restrict the transfer privilege in any manner we deem appropriate for some, all or specific Owners on a non-discriminatory basis.
This transfer discussion applies only to transfers to and from the Subaccounts..

Transfer Limitations
Frequent, large, programmed or short-term transfers among Subaccounts, such as those associated with “market timing” transactions, can adversely affect the Investment Portfolios and the returns achieved by Owners. In particular, such transfers may dilute the value of the Investment Portfolios’ shares, interfere with the efficient management of the Investment Portfolios’ investments, and increase brokerage and administrative costs of the Investment Portfolios. In order to try to protect our Owners and the Investment Portfolios from potentially harmful trading activity, We have implemented certain market timing and excessive trading policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent frequent or short-term transfer activity among the Subaccounts that may adversely affect other Owners or Investment Portfolio shareholders.
More specifically, currently our Market Timing Procedures are intended to detect potentially harmful trading or transfer activity by monitoring for excessive trading. We currently define excessive trading as:
•    More than one purchase and sale of the same Subaccount within a 60-calendar day period, commonly referred to as a “round trip”. Two or more “round trips” involving the same Subaccount within a 60-calendar day period is considered excessive trading.
•    Six round-trips involving the same Subaccount within a twelve month period.
We will review transfer requests, daily blotters, and transaction logs in an attempt to identify transfers that exceed these transfer parameters. We will review those transfers (and other transfers in the same Contract) to determine if, in our judgment, the transfers are part of a market timing strategy or otherwise have the potential to be harmful. We will honor and process the second transfer request, but if we believe that the activity is potentially harmful, we will suspend that Contract’s transfer privileges and we will not accept another transfer request telephonically or electronically (fax, internet, etc.) for 14 Business Days. We will attempt to inform the Owner (or registered representative) by telephone that their transfers have been deemed potentially harmful to others and that their telephone and electronic transfer privilege is suspended for 14 days. If we do not succeed in reaching the Owner or registered representative by phone, we will send a letter by first class mail to the Owner’s address of record.
We reserve the right to apply our market timing procedures to all Subaccounts available under the Contract, including Subaccounts that invest in Investment Portfolios that affirmatively permit frequent and short-term trading in other variable annuity Contracts offered by us or other insurance companies. Therefore, if you allocate premiums or your Accumulation Value to such a Subaccount, you may indirectly bear the effects of market timing or other frequent trading. These Investment Portfolios might not be appropriate for long-term investors. For a complete description of each Investment Portfolios’ trading policies, review each Investment Portfolios’ prospectus.
In addition to our own market timing procedures, managers of the Investment Portfolios might contact us if they believe or suspect that there is market timing or other potentially harmful trading, and if so we will take appropriate action to protect others. In particular, we may, and we reserve the right to, reverse a potentially harmful transfer. We will inform the relevant Owner and/or registered representative and the Owner will bear any investment loss of such reversal.
To the extent permitted by applicable law, we reserve the right to delay or reject a transfer request at any time that we are unable to purchase or redeem shares of any Investment Portfolios available through Separate Account C, because of any refusal or restriction on purchases or redemptions of Investment Portfolio shares on the part of the Investment Portfolio’s managers pursuant to the Investment Portfolio’s policies and procedures respecting market timing activities or other potentially abusive transfers. If this occurs, we will attempt to contact you by telephone for further instructions. If we are unable to contact you within 5 Business Days after We have been advised that your transfer request has been refused or delayed by the Investment Portfolio manager, the amount intended for transfer will be retained in or returned to the originating Subaccount. You should also be aware that as required by Rule 22c-2 under the 1940 Act, We have entered into information sharing agreements with each of the fund or trust company whose Investment Portfolios are offered through the Contract. We share your trading information under these agreements as necessary for the fund and trust companies to monitor Investment Portfolio trading and this may include personal Contract information, including names and social security numbers or other tax identification numbers. As a result of this information sharing, a fund or trust company may direct us to restrict a Contract Owner’s transactions if the fund or trust company determines that the Contract Owner violated the Investment Portfolio’s excessive/frequent trading policy. This could include the fund or trust company directing us to reject any future allocations of premium payments or transfers from a Subaccount or Cycle Investment to any Subaccount investing Investment Portfolio or all Investment Portfolios within the fund family. We are contractually obligated to comply with all restrictions imposed by the Investment Portfolios. You should read the prospectuses of the Investment Portfolios for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter frequent, programmed, large, or short-term transfers that may adversely affect other Owners or Investment Portfolio shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We may change our parameters to monitor for a different number of transfers with different time periods, and we may include other factors such as the size of transfers made by Owners within given periods of time, as well as the number of “round trip” transfers into and out of particular Subaccounts for purposes of applying the parameters used to detect potential market timing and other potentially harmful activity. We may aggregate transfers made in two or more Contracts that We believe are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships, trusts, or corporations that are under common control, etc.).
We do not include transfers made pursuant to the Dollar Cost Averaging program and Investment Portfolio rebalancing program in these limitations. We may vary our market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. We may choose not to apply these detection methods to Subaccounts investing in Investment Portfolios that, in our judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
We reserve the right to place restrictions on the methods of implementing transfers for all Owners that we believe might otherwise engage in trading activity that is harmful to others. For example, we might only accept transfers by original “wet” Owner signature conveyed through the U.S. mail (that is, we can refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means, or overnight courier service). We also reserve the right to implement and administer redemption fees imposed by one or more of the Investment Portfolios in the future.
Contract Owners seeking to engage in frequent, programmed, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit our ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners or Investment Portfolios’ shareholders involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect every potential market timer. Some market timers may get through our controls undetected and may cause dilution in Accumulation Unit Values to others. We apply our Market Timing Procedures consistently to all Owners without special arrangement, waiver, or exception. We may vary our Market Timing Procedures among our other variable insurance products to account for differences in various factors, such as operational systems and Contract provisions. In addition, because other insurance companies and/or retirement plans may invest in the Investment Portfolios, we cannot guarantee that the Investment Portfolios will not suffer harm from frequent, programmed large, or short-term transfers among Subaccounts of variable policies issued by other insurance companies or among Subaccounts available to retirement plan participants.
PROCESSING SURRENDERS AND PARTIAL WITHDRAWALS – CYCLE INVESTMENT & SUBACCOUNTS
You may withdraw all or part of your Surrender Value by sending a written request to our Customer Service Center in Good Order. The Surrender Value is the Contract Value minus any applicable surrender charge. In some states, a state premium tax charge may also be deducted. Partial withdrawals must be made in amounts of $1,000 or more (except for RMDs and systematic withdrawals described below) and cannot reduce your Contract Value to less than $1,000. If a partial withdrawal results in your Contract Value becoming less than $1,000, then the entire Surrender Value must be withdrawn. A full surrender request, regardless of the Contract Value, must be submitted in writing and accompanied by your Contract. We reserve the right to change this process at any time. For a full surrender, you must send in your Contract with your surrender request or sign a lost Contract statement.
You may request partial withdrawals up to $50,000 via telephone, four times a calendar year per Contract, provided prior written authorization has been received by our Customer Service Center. You will be required to verify personally identifiable information at the time you request a partial withdrawal. If there are joint Owners, both Owners must be on the telephone at the time of request.
Telephone authorization will remain in effect until we receive written notification from you to terminate this authorization. If the Contract has joint Owners, both Owners are required to sign the written notification to terminate telephone authorization. We may discontinue this program at any time at our sole discretion. There are some restrictions on telephone partial withdrawals; please call our Customer Service Center with any questions.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. We reserve the right to restrict, suspend or eliminate the use of, or modify the requirements for making, telephone partial withdrawals at any time.
Any required tax withholding and surrender charges, if applicable, will be deducted from the amount paid. In addition, upon full surrender a state premium tax charge, if applicable, may also be subtracted.
Completed surrender or partial withdrawal requests received in Good Order at our Customer Service Center before the New York Stock Exchange closes for regular trading (usually 3:00 p.m. Central Time) are priced at the Accumulation Unit Value and Cycle Investment Unit Value determined at the close of that regular trading session of the New York Stock Exchange. If we receive your completed surrender or partial withdrawal request in Good Order after the close of a Valuation Period, we will process the surrender request at the unit value determined at the close of the next Valuation Period.
We will generally pay the surrender or partial withdrawal amount within seven days after we receive a properly completed surrender or partial withdrawal request in Good Order. See “Administrative Procedures” later in this prospectus. We may defer payment for more than seven days when:
•    trading on the New York Stock Exchange is restricted as defined by the SEC;
•    the New York Stock Exchange is closed (other than customary weekend and holiday closing);
•    an emergency exists or if for any reason it is not reasonably practicable to dispose of or fairly value the securities held in an Investment Option;
•    for such other periods as the SEC may by order permit for the protection of Owners; or
•    your premium check has not cleared your bank. See “Payment of Contract Proceeds”.
We also may defer payment of any withdrawal proceeds or other payment from a Cycle Investment for up to six months if the insurance regulatory authority of the state in which the Contract is issued approves such deferral. Please note that if payment proceeds are drawn from both the Subaccounts and the Cycle Investments, and payment is deferred under any of the circumstances specified above, it is possible that the payment will be split and you will receive the proceeds from the Subaccounts and the proceeds from the Cycle Investments at different times. For example, if you instruct us to deduct a withdrawal from both the Subaccounts and the Cycle Investments, and the insurance regulatory authority in your state has approved the deferral of payments of our General Account obligations, you may receive the amount deducted from the Subaccounts within seven days and the amount deducted from the Cycle Investments at a later date (up to six months later).

If we defer payment for 30 or more days, then during the period of deferment, we will pay interest at the rate required by the jurisdiction in which this Contract is delivered.
Unless you specify otherwise, your partial withdrawal will be deducted from all Subaccounts in the same proportion as your Contract Value bears to each Subaccount. If your Accumulation Value is insufficient to fulfill your withdrawal request and your withdrawal request does not specifically instruct us to deduct the withdrawal from the Cycle Investment(s), we will consider the withdrawal request to be not in Good Order and we will not process the withdrawal request.
Withdrawals from Cycle Investments prior to the Cycle End Date is determined by Cycle Investment Unit Value, which is based on the Fair Value, and the Floor Rate and the Buffer Rate do not apply. For Cycle Investments with a Cap Rate that have a Cycle Start Date prior to November 13, 2023, the Fair Value calculation will also incorporate the Proportional Cap Rate, if applicable. Cycle Investments that have a Cycle Start Date on or after November 13, 2023 do not include a Proportional Cap Rate. This Fair Value calculation means that before the Cycle End Date, if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains than on the Cycle End Date (which could be further reduced by the Proportional Cap, if applicable), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses than on the Cycle End Date (because the Floor and Buffer Rates do not apply). If you take a withdrawal prior to the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if you take a withdrawal prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower.
Surrenders and partial withdrawals will generally have Federal income tax consequences that can include income tax penalties and tax withholding. Surrenders and partial withdrawals may be restricted under certain qualified Contracts. You should consult with and rely on your tax advisor before making a surrender or partial withdrawal. See “FEDERAL TAX STATUS” later in the prospectus.

BENEFITS UNDER THE CONTRACT
The following table summarizes information about the benefits available under the Contract. The availability of Contract benefits may vary depending on the broker-dealer through which the Contract is sold. See APPENDIX D: FINANCIAL INTERMEDIARY VARIATIONS.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions / Limitations
Systematic Withdrawal Program	Allows you to set up an automatic payment of up to 10% of your total premium payments each year	Standard	No Charge	•Each payment must be at least $100 (unless we consent otherwise).
•Subject to any applicable income taxes, including a possible 10% federal tax penalty if taken before age 59 1⁄2.
Dollar Cost Averaging (“DCA”) Program	Allows you to systematically transfer a set amount each month from a Subaccount to other available Subaccounts	Standard	No Charge	•Your Accumulation Value must be at least $10,000 to initiate the DCA program.
•The minimum amount that you may transfer monthly is $100, quarterly is $300, and semi-annually is $600 and annually is $1,200.
•Not available during the Free Look Period. Not available if you elect Portfolio Rebalancing.
•Transfers only available among Subaccounts – Cycle Investments are not eligible.
Portfolio Rebalancing Program	Allows us to automatically rebalance your Accumulation Value to return to your original percentage allocations	Standard	No Charge	•Your Accumulation Value must be at least $10,000 to initiate the DCA program.
•We will terminate the program if you direct any subsequent reallocation, contribution or partial withdrawal on other than a pro-rata basis.
•We reserve the right to end the portfolio rebalancing program by sending you one month’s notice. You may not elect Portfolio Rebalancing if you have an active DCA program.
•Not available if you elect DCA.
•Transfers only available among Subaccounts – Cycle Investments are not eligible.
Standard Death Benefit	Pays your beneficiary your Contract Value	Standard	No Charge	•Terminates upon the Maturity Date.

Return of Premium Death Benefit Rider	Pays your beneficiary the greater of (i) your Contract Value or (ii) your total premium payments, adjusted for withdrawals	Optional	0.20% (as an annualized percentage of Contract Value)	•Only available at Contract issue. If you purchased your Contract prior to November 13, 2023, this benefit is not available.
•Only available at Issue Ages 0-75
•Not available in all states
•Cannot be voluntarily terminated •Terminates at maturity or change in ownership.
•Withdrawals will reduce the value of the benefit in the same proportion that the withdrawal reduced the Contract Value, which may be more than the amount withdrawn.
Waiver of Surrender Charge Rider	Increase your Free Withdrawal Amount to 100% of the Contract Value	Optional	0.30% (as an annualized percentage of Contract Value)	•Only available at Contract issue. If you purchased your Contract prior to November 13, 2023, this benefit is not available.
•Only available at Issue Ages 0-85
•Not available in all states •Must be elected for Qualified Contracts purchased through an Inherited IRA or for Non-Qualified Stretch Contracts.

Systematic Withdrawals
The systematic withdrawal feature allows you to have a portion of your Contract Value withdrawn automatically. For example, you may elect to have $500 withdrawn from your Contract Value automatically every month.
These withdrawals occur only: (1) while the Owner is living, (2) before the Maturity Date, and (3) after the Free Look Period. You may elect this option by sending a properly completed service form to our Customer Service Center. You may designate the systematic withdrawal amount and the frequency of the systematic withdrawals, which may be monthly, quarterly, semi-annually or annually. See your Contract for details on systematic withdrawal options and when each begins.
Unless we receive instructions from you, we will deduct all systematic withdrawals pro-rata from the Subaccounts until your Accumulation Value is exhausted, then from the Cycle Investments on a pro-rata basis, then from the Default Account. You may instruct us to take systematic withdrawals from all Investment Options – all Investment Portfolios Available Under the Contract Investment Options and all Cycle Investments – on a pro-rata basis. If you take a systematic withdrawal from a Cycle Investment during the Cycle Term prior to the Cycle End Date, you will receive the Cycle Investment Unit Value times the number of Cycle Investment Units withdrawn and the Floor Rate or Buffer Rate will not apply. The Cycle Investment Unit Value prior to the Cycle End Date is based on the Fair Value of the Cycle, Prior to the Cycle End Date, the Cycle Investment Unit Value will be based on the Fair Value, and the Floor Rate and the Buffer Rate do not apply. For Cycle Investments with a Cap Rate that have a Cycle Start Date prior to November 13, 2023, the Fair Value calculation will also incorporate the Proportional Cap Rate, if applicable. Cycle Investments that have a Cycle Start Date on or after November 13, 2023 do not include a Proportional Cap Rate. This Fair Value calculation means that before the Cycle End Date, if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains than on the Cycle End Date (which could be further reduced by the Proportional Cap, if applicable), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses than on the Cycle End Date (because the Floor and Buffer Rates do not apply). If you take a withdrawal prior to the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if you take a withdrawal prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower. You should consult with a financial professional before taking Systematic Withdrawals from the Cycle Investments prior to the Cycle End Date.
If the New York Stock Exchange is closed for regular trading on the day when the withdrawal is to be made, then we will process your withdrawal at the Accumulation Unit Value and/or Cycle Investment Unit Value determined at the close of the next Valuation Period.
You can stop or modify the systematic withdrawals by sending us a Written Notice. A proper Written Notice must include the consent of any effective assignee or irrevocable Beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Each request for withdrawal amounts of less than $100 will be reviewed on a case-by-case basis. We reserve the right to change the frequency of payments or discontinue payments if the payment is less than $100.

Upon payment, we reduce your Contract Value by an amount equal to the payment proceeds. In no event will the payment of a systematic withdrawal exceed the Surrender Value. The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Surrender Value to equal zero.
To the extent, if any, that there is gain in the Contract, systematic withdrawals generally are included in the Owner’s gross income for tax purposes (as ordinary income) in the year in which the withdrawal occurs, and may be subject to a penalty tax of 10% before age 59 1⁄2. Additional terms and conditions for the systematic withdrawal program are set forth in your Contract and in the application for the program.
Dollar Cost Averaging (DCA)
The Dollar Cost Averaging (DCA) program enables you to make monthly, quarterly, semi-annual or annual transfers of a predetermined dollar amount from the DCA source account into one or more of the Subaccounts.
For example, you can instruct us to transfer $1,000 on the first of each month to an Investment Portfolio that you have selected. Hypothetically, the $1,000 allocation may have bought 50 Accumulation Units of the Investment Portfolio in January, 65 Accumulation Units in February, and 45 Accumulation Units in March. In these three months, you allocated $3,000 to the Investment Portfolio which has resulted in 160 Accumulation Units. The value of each Accumulation Unit is an average of the three values used at the time of allocation. If you had allocated the entire $3,000 at one time, the total value might be higher or lower.
You may elect the DCA program on a monthly, quarterly, semi-annual or annual basis. Your Accumulation Value must be at least $10,000 to initiate the DCA program. The minimum amount that you may transfer monthly using DCA is $100, quarterly is $300, semi-annually is $600 and annually is $1,200.
You may select any Subaccount as the source account. The source account must have a minimum beginning balance of $1,200. The DCA program may reduce the impact of market fluctuations by allocating Accumulation Value to Subaccounts over time. The DCA program does not ensure a profit nor protect against a loss in declining markets.
You may elect only one DCA program at any time. You must complete the proper request form and send it (in Good Order) to our Customer Service Center. The minimum amount of time at set-up is 3 months. There is no maximum set-up time limit. We reserve the right to limit or change the minimum and maximum timeframes for the DCA program. You may qualify to begin a DCA program by paying a premium with the DCA request form, allocating premiums, or transferring amounts to the DCA source account. The DCA request form will specify:
•    the DCA source Subaccount from which transfers will be made,
•    the total monthly amount to be transferred to the other Subaccount(s), and
•    how that monthly amount is to be allocated among the Subaccounts.
Once you elect DCA, you may allocate additional premium payments to the DCA source Subaccount by sending them in with a DCA request form or written instructions. Any premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless you specify otherwise. All amounts in the DCA source Subaccount will be available for transfer under the DCA program.
If requested at issue, the DCA will start on the same day of the month as the Issue Date in the second Contract Month. If requested after issue, it will start on the same day of the month as the Issue Date during Contract Month after the request is received. The DCA is not available until the end of the Free Look Period.
You may stop the DCA program at any time by sending us Written Notice. The DCA program will automatically terminate when the source Subaccount does not have sufficient Accumulation Value to fund the DCA transfers. We reserve the right to end the DCA program by sending you one month’s notice. You may not elect a DCA program together with a Portfolio Rebalancing program.
We do not charge any specific fees to participate in a DCA program.
The DCA applies only to the Subaccounts. It is not available for the Cycle Investment Options.
If you are enrolled in a dollar cost averaging, automatic rebalancing or a comparable program when an underlying Investment Portfolio merger, substitution or liquidation takes place, unless otherwise noted in a communication from us, your Accumulation Value invested in such Subaccounts will be transferred automatically to the designated surviving Subaccount, in the case of mergers; the replacement Subaccount, in the case of substitutions; and in the Default Account in the case of liquidations. Your DCA or automatic rebalancing enrollment instructions will be automatically updated to reflect the surviving Subaccount, the replacement Subaccount or the Default Account, as the case may be, for any continued and future transfers or premium payments.
Portfolio Rebalancing
If you elect the Portfolio Rebalancing program, we will automatically reset your Accumulation Value allocated to each Subaccount to percentage levels that you request. If you elect this option, we will transfer amounts among the Subaccounts necessary to “rebalance”

the Accumulation Value to your specified percentages. You may direct us to perform the rebalancing on a quarterly, semi-annual, or annual basis.
For example, assume that you want your initial premium payment split between two Investment Portfolios. You want 40% in Investment Portfolio A and 60% in Investment Portfolio B. Hypothetically, over the next 2 1⁄2 months “A” does very well while “B” performs poorly. At the end of the first quarter, “A” now represents 50% of your holdings because of its increase in value. If you have chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we will sell some of your units in “A” to bring its value back to 40% and use the money to buy more units in “B” to increase those holdings to 60%.
Portfolio rebalancing will occur on the same day of the month as the Issue Date. If the rebalance date does not fall on a Business Day, the rebalancing will be processed on the next Business Day. If you do not select a rebalancing period, we will rebalance your Subaccounts on a quarterly basis. Rebalancing will be based on your most recent investment directions.
Portfolio rebalancing may result in transferring amounts from a Subaccount earning a relatively high return to one earning a relatively low return. Your Accumulation Value must be at least $10,000 to initiate a portfolio rebalancing program. Contact us at our Customer Service Center to elect the portfolio rebalancing program.
Portfolio rebalancing will remain in effect until we receive your written termination request. We will also terminate the program if you direct any subsequent reallocation, contribution or partial withdrawal on other than a pro-rata basis. We reserve the right to end the portfolio rebalancing program by sending you one month’s notice. You may not elect portfolio rebalancing if you have an active DCA program.
There is no charge for portfolio rebalancing transfers, and rebalancing transfers do not count towards your transfer limits.
Portfolio rebalancing applies only to the Subaccounts. It is not available or the Cycle Investment options.
If you are enrolled in a dollar cost averaging, automatic rebalancing or a comparable program when an underlying Investment Portfolio merger, substitution or liquidation takes place, unless otherwise noted in a communication from us, your Accumulation Value invested in such Subaccounts will be transferred automatically to the designated surviving Subaccount, in the case of mergers; the replacement Subaccount, in the case of substitutions; and in the Default Account in the case of liquidations. Your DCA or automatic rebalancing enrollment instructions will be automatically updated to reflect the surviving Subaccount, the replacement Subaccount or the Default Account, as the case may be, for any continued and future transfers or premium payments.
Death Benefit
If an Owner dies before the Maturity Date and while the Contract is still in force, we will pay a Death Benefit to your designated Beneficiary. The amount of the Death Benefit is based on which death benefit option is elected and determined as of the Business Day that our Customer Service Center receives the required documentation in Good Order. It is payable on receipt in Good Order (at our Customer Service Center) of satisfactory proof of the Owner’s death, an election of how the Death Benefit is to be paid, and any other required documents or forms. Payment of the Death Benefit is not subject to the Surrender Charge.
The Contract offers a standard Death Benefit, the Contract Value Death Benefit, at no additional charge. When you purchase the Contract, you may select the optional Return of Premium Death Benefit for an additional charge if the oldest Owner is younger than Issue Age 76. The Return of Premium Death Benefit is not available in all states. See “Appendix B: State Variations.”
The Contract Value Death Benefit will equal the Contract Value as of the Business Day that the Death Benefit is determined. For example, if your Contract Value is $100,000 on the date of death, September 1st, and declines to $90,000 on September 10th, which is the date that our Customer Service Center receives the required documentation in Good Order, your Death Benefit will equal $90,000.
The Return of Premium Death Benefit will equal the greater of (i) the Contract Value, or (ii) the sum of your initial premium payment plus any subsequent premium payments, less an adjustment for each withdrawal. The adjustment for withdrawals will reduce the Death Benefit by the same proportion that the withdrawal reduced the Contract Value, calculated as follows:
Death Benefit after withdrawal = Death Benefit before withdrawal * (1 – [withdrawal amount] / [Contract Value before withdrawal])
If the value of the Return of Premium Death Benefit is greater than the Contract Value at the time of the withdrawal, then the Death Benefit will be reduced by an amount greater than the amount withdrawn.
For example, assume you purchase the Contract with an initial premium payment of $100,000 and make $10,000 in additional premium payments. If you requested a $15,000 withdrawal at a time when the Contract Value is $95,000, the Return of Premium Death Benefit would be reduced from $110,000 to $92,631.58 or a reduction of the Return of Premium Death Benefit by $17,368.42, which is more than the $15,000 amount withdrawn. Alternatively, if you requested a $15,000 withdrawal at a time when the Contract Value is $130,000, the Return of Premium Death Benefit would be reduced from $110,000 to $97,307.69 or a reduction of the Return of Premium Death Benefit by $12,692.31, which is less than the $15,000 amount withdrawn. In each case, if the Contract Value is greater than the Return of Premium Death Benefit on the date the Death Benefit is determined, your Death Benefit will equal the Contract Value.
We assess a charge for the Return of Premium Death Benefit at the end of each calendar quarter at an annual rate of 0.20% of the Contract Value. This charge is deducted pro-rata across all investments, including the Cycle Investments and the Default Account.

Charges deducted from the Cycle Investments prior to the Cycle End Date are based on the Fair Value calculation. If a deduction is taken to pay charges on any day prior to the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if a deduction is taken to pay charges on any day prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if the deduction was taken on the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower. These charge deductions will also reduce your Contract Value. The charge will continue to be deducted for the life of the Contract, and you cannot voluntarily terminate the Return of Premium Death Benefit without surrendering or annuitizing your Contract. It is possible that the Return of Premium Death Benefit will be no greater than the Contract Value Death Benefit. There is a risk that any financial return provided by the Return of Premium Death Benefit will ultimately be less than the amount you paid for the benefit.
Any death benefit payment or optional benefit charge deduction attributable to the Cycle Investments and paid prior to the Cycle End Date will be based on the Cycle Investment Unit Value, which is based on the Fair Value provided by the Fair Value Calculation Agent, and the Floor Rate and the Buffer Rate do not apply. For Cycle Investments with a Cap Rate that have a Cycle Start Date prior to November 13, 2023, the Fair Value calculation will also incorporate the Proportional Cap Rate, if applicable. Cycle Investments that have a Cycle Start Date or after November 13, 2023 do not include a Proportional Cap Rate. This Fair Value calculation means that before the Cycle End Date, if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains than on the Cycle End Date (which could be further reduced by the Proportional Cap, if applicable), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses than on the Cycle End Date (because the Floor and Buffer Rates do not apply).
The amount of the death benefit will be calculated on the business day that our Customer Service Center receives a complete death benefit claim based on the election made at the time of application. In the case of multiple primary beneficiaries, the amount received by each primary beneficiary will be their proportional share of the death benefit as of each primary beneficiary’s required documentation is in good order. If no optional death benefit is elected, the death benefit is the accumulation value at the time we receive the required documentation in good order for each primary beneficiary. If the Return of Premium Death Benefit is elected, the death benefit is the greater of the accumulation value and net premiums determined at the time the first primary beneficiary claim is in good order. Once the greater of the accumulation value and net premiums is determined, each remaining primary beneficiary’s proportion of the death benefit is subject to the performance of the elected investment options until required documentation for their portion of the death benefit is in good order.
Designation of your Beneficiary. You name one or more Beneficiaries in your Contract application. A Beneficiary is revocable unless otherwise stated in the Beneficiary designation. You may change a revocable Beneficiary during your lifetime. We must receive a Written Notice (signed and dated) informing us of the change. Upon receipt and acceptance at our Customer Service Center, a change takes effect as of the date that the Written Notice is recorded by us. We will not be liable for any payment made before we receive and accept a Written Notice to change your Beneficiary.
If no primary Beneficiary is living when the Owner dies, the Death Benefit will be paid to the contingent Beneficiary, if any. If no Beneficiary is living when the Owner dies, then we will pay the Death Benefit to the Owner’s estate. If the sole Beneficiary is not the spouse, the surviving joint Owner will be the designated primary Beneficiary and any other Beneficiaries on record will be treated as contingent Beneficiaries.
For non-qualified Contracts, if an Owner dies prior to the Maturity Date, then the Death Benefit must be paid within 5 years of the Owner’s death (other than amounts payable to, or for the benefit of, the surviving spouse of the Owner). For joint Owners the Death Benefit is paid upon the first death.
If you name your spouse as the Beneficiary and the spouse (1) was married to the deceased Owner, as recognized by Federal law, as of the date of the deceased Owner’s death, and (2) is the sole primary Beneficiary, your surviving spouse may choose to continue the Contract, which will then be treated as his/her own Contract. If your spouse chooses to continue the Contract under spousal continuance, by current company practice they will receive the Death Benefit. The increase in Contract Value from the Death Benefit payout will be allocated among Investment Options in accordance with the current allocations for the Contract and may be, under certain circumstances, considered earnings. If you are currently invested in Cycle Investments, the increase in Contract Value from the Death Benefit payout will be allocated to the Default Account in the proportionate amount of Cycle Investments to the Contract Value. Those allocations will remain in the Default Account until you provide us with alternative allocation instructions. If you selected one or both of the optional benefit riders available for an additional charge when you purchased your Contract and your spouse chooses to continue the Contract under spousal continuance, the optional benefit rider(s) will terminate and the charge(s) for the optional benefit rider(s) will no longer be deducted under the continued Contract. The Death Benefit under the continued Contract will be the standard Contract Value Death Benefit. All Surrender Charges are waived under the continued Contract. Spousal continuance is not permitted under Non-Qualified Stretch Contracts.
If the sole Beneficiary is not the spouse, the surviving joint Owner, if any, will be the designated primary Beneficiary and any other Beneficiaries on record will be treated as contingent Beneficiaries.
Under a non-qualified Contract other than a Non-Qualified Stretch Contract, when a Death Benefit is paid on the death of an Owner or a joint Owner and a payment option is selected, the payment option must be an annuity for the life of the Payee or for a period extending no longer than the Payee’s life expectancy, and payments must begin within one year of the date of death. In certain circumstances, required minimum distribution rules for qualified Contracts may require the Death Benefit to be paid out within ten years. For Non-Qualified Stretch Contracts, the Death Benefit must be paid out no later than the end of the Owner’s stretch period in accordance with Section 72(s) of the Internal Revenue Code. See “Federal Tax Status” for more information later in this prospectus.

In the case of multiple primary Beneficiaries, the amount received by each primary Beneficiary will be their proportional share of the Death Benefit as of each primary Beneficiary’s required documentation is in Good Order. If no optional Death Benefit is elected, the death benefit is the Contract Value at the time we receive the required documentation in Good Order for each primary Beneficiary. If the Return of Premium Death Benefit is elected, the Death Benefit is the greater of the Contract Value and total premium payments, adjusted for withdrawals, determined at the time the first primary Beneficiary claim is in Good Order. Once the greater of the Contract Value and total premium payments, adjusted for withdrawals, is determined, each remaining primary Beneficiary’s proportion of the Death Benefit is subject to the performance of the elected Investment Options until required documentation for their portion of the Death Benefit is in Good Order.
After the date on which we receive an original death certificate or a copy of the death certificate via facsimile, the Beneficiary has the option of transferring the Accumulation Value to a short-term Investment Option(s) before the date on which the first complete Death Benefit claim is received. If there are multiple Beneficiaries then they all must join in such a transfer request or the Company will not be able to honor the request.
If the Owner dies on or after income payments have begun, then any remaining amounts, must be paid at least as rapidly as the benefits were being paid at the time of the Owner’s death. Other rules relating to distributions at death apply to Qualified Contracts.
If any Owner is a non-natural person, the Death Benefit is paid upon the death of the Annuitant.
If joint Owners die within 24 hours of one another, they are considered to have died simultaneously and the eldest is presumed to have died first.
Naming different persons as Owner and Annuitant can affect whether the Death Benefit is payable, the amount of the benefit, and who will receive it. Use care when naming Owners, Annuitants, and Beneficiaries, and consult your registered representative if you have questions. State premium taxes may be deducted from the Death Benefit proceeds.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Maturity Date or date the Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim the Death Benefit with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change. Such updates should be communicated in writing, by telephone, or other approved electronic means at our Customer Service Center.
Waiver of Surrender Charge Rider
When you purchase the Contract, you may select the optional Waiver of Surrender Charge Rider for an additional charge. The Waiver of Surrender Charge Rider is required under Qualified Contracts purchased through an Inherited IRA and Non-Qualified Stretch Contracts. This benefit increases your free withdrawal amount to 100% of your Contract Value. This means that we will never assess a Surrender Charge when you take a withdrawal or surrender the Contract.
For example, if you purchase the Contract with an initial premium payment of $100,000 and request a $50,000 withdrawal in the first Contract Year, you will not be subject to the $3,200 Surrender Charge that would otherwise have applied.
We assess the charge for this benefit at the end of each calendar quarter at an annual rate of 0.30% of the Contract Value. The charge is deducted pro-rata across all investments, including the Cycle Investments and the Default Account. Charges deducted from the Cycle Investments prior to the Cycle End Date are based on the Fair Value calculation. Charges deducted from the Cycle Investments prior to the Cycle End Date are based on the Fair Value calculation. If a deduction is taken to pay charges on any day prior to the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if a deduction is taken to pay charges on any day prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if the deduction was taken on the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower. These charge deductions will reduce your Contract Value. The charge will continue to be deducted for the life of the Contract, which over time will reduce any savings provided by the benefit, and you cannot voluntarily terminate the Waiver of Surrender Charge Rider without surrendering or annuitizing your Contract. If you purchase the Waiver of Surrender Charge Rider and do not take withdrawals that would otherwise have been subject to a Surrender Charge, you will have paid for the benefit without realizing any financial savings provided by the benefit. There is a risk that any financial savings provided by the benefit will ultimately be less than the amount you paid for the benefit.
Example 1: For comparison, the tables below show the impact of electing the Waiver of Surrender Charge Rider to a contract that is identical, except the Waiver of Surrender Charge Rider was not elected. This example assumes a $50,000 withdrawal is taken at the end of year 3 and reflects the difference between paying surrender charges (without the rider) versus paying the rider fee and having the surrender charges waived (with the rider) while taking the same schedule of withdrawal.

		Single Contract		Without Waiver of Surrender Charge Rider			With Waiver of Surrender Charge Rider
Year	QTR	Premium	Withdrawals	1) Contract Value (CV)	2) Surrender Charge	Net Withdrawal Amount	CV Before Rider Fee	CV After Rider Fee	3) Rider Fee	Net Withdrawal Amount
0		$100,000.00	$0.00	$100,000.00	$0.00	$0.00	$100,000.00	$100,000.00	$0.00	$0.00
1	1		$0.00	$101,227.22	$0.00	$0.00	$101,227.22	$101,151.30	$75.92	$0.00
1	2		$0.00	$102,469.51	$0.00	$0.00	$102,392.66	$102,315.86	$76.79	$0.00
1	3		$0.00	$103,727.04	$0.00	$0.00	$103,571.51	$103,493.83	$77.68	$0.00
1	4		$0.00	$105,000.00	$0.00	$0.00	$104,763.93	104685.35`	$78.57	$0.00
2	1		$0.00	$106,288.58	$0.00	$0.00	$105,970.08	$105,890.60	$79.48	$0.00
2	2		$0.00	$107,592.98	$0.00	$0.00	$107,190.11	$107,109.72	$80.39	$0.00
2	3		$0.00	$108,913.39	$0.00	$0.00	$108,424.20	$108,342.88	$81.32	$0.00
2	4		$0.00	$110,250.00	$0.00	$0.00	$109,672.49	$109,590.23	$82.25	$0.00
3	1		$50,000.00	$111,603.01	$2,400.00	$47,600.00	$110,935.15	$110,851.95	$83.20	$50,000.00
3	2		$0.00	$62,972.63	$0.00	$0.00	$62,212.35	$62,165.69	$46.66	$0.00
3	3		$0.00	$63,745.45	$0.00	$0.00	$62,928.60	$62,881.41	$47.20	$0.00
3	4		$0.00	$64,527.75	$0.00	$0.00	$63,653.10	$63,605.36	$47.74	$0.00
4	1		$0.00	$65,319.65	$0.00	$0.00	$64,385.94	$64,337.65	$48.29	$0.00
4	2		$0.00	$66,121.26	$0.00	$0.00	$65,127.22	$65,078.37	$48.85	$0.00
4	3		$0.00	$66,932.72	$0.00	$0.00	$65,877.03	$65,827.62	$49.41	$0.00
4	4		$0.00	$67,754.13	$0.00	$0.00	$66,635.48	$66,585.50	$49.98	$0.00
5	1		$0.00	$68,585.63	$0.00	$0.00	$67,402.65	$67,352.10	$50.55	$0.00
5	2		$0.00	$69,427.33	$0.00	$0.00	$68,178.66	$68,127.53	$51.13	$0.00
5	3		$0.00	$70,279.36	$0.00	$0.00	$68,963.60	$68,911.88	$51.72	$0.00
5	4		$0.00	$71,141.84	$0.00	$0.00	$69,757.58	$69,705.27	$52.32	$0.00
6	1		$0.00	$72,014.91	$0.00	$0.00	$70,560.70	$70,507.78	$52.92	$0.00
6	2		$0.00	$72,898.69	$0.00	$0.00	$71,373.07	$71,319.54	$53.53	$0.00
6	3		$0.00	$73,793.32	$0.00	$0.00	$72,194.79	$72,140.65	$54.15	$0.00
6	4		$0.00	$74,698.93	$0.00	$0.00	$73,025.97	$72,971.20	$54.77	$0.00
Totals			$50,000.00		$2,400.00	$47,600.00			$1,474.82	$50,000.00

1) Contract Value grows at 5% annually.
2) Surrender Charge is Withdrawal less Free Withdrawal Amount times the Surrender Charge percent.
Surrender Charge schedule is 8%,7%,6%, 5%, 4%,3%,0%, applied to each premium payment.
3) 0.30% fee as a percentage of Contract Value.

Example 2: This example assumes instead that no withdrawals are taken during the surrender charge period.

Single Contract			Without Waiver of Surrender Charge Rider	With Waiver of Surrender Charge Rider
Year	QTR	Premium	1) Contract Value (CV)	CV Before Rider Fee	CV After Rider Fee	2) Rider Fee
0		$100,000.00	$100,000.00	$100,000.00	$100,000.00	$0.00
1	1		$101,227.22	$101,227.22	$101,151.30	$75.92
1	2		$102,469.51	$102,392.66	$102,315.86	$76.80
1	3		$103,727.04	$103,571.51	$103,493.83	$77.68
1	4		$105,000.00	$104,763.93	$104,685.35	$78.57
2	1		$106,288.58	$105,970.08	$105,890.60	$79.48
2	2		$107,592.98	$107,190.11	$107,109.72	$80.39
2	3		$108,913.39	$108,424.20	$108,342.88	$81.32
2	4		$110,250.00	$109,672.49	$109,590.23	$82.25
3	1		$111,603.01	$110,935.15	$110,851.95	$83.20
3	2		$112,972.63	$112,212.35	$112,128.19	$84.16
3	3		$114,359.06	$113,504.25	$113,419.13	$85.13
3	4		$115,762.50	$114,811.03	$114,724.92	$86.11
4	1		$117,183.16	$116,132.86	$116,045.76	$87.10
4	2		$118,621.26	$117,469.90	$117,381.79	$88.10
4	3		$120,077.01	$118,822.33	$118,733.21	$89.12
4	4		$121,550.63	$120,190.34	$120,100.19	$90.14
5	1		$123,042.32	$121,574.09	$121,482.91	$91.18
5	2		$124,552.33	$122,973.78	$122,881.55	$92.23
5	3		$126,080.86	$124,389.58	$124,296.29	$93.29
5	4		$127,628.16	$125,821.68	$125,727.31	$94.37
6	1		$129,194.44	$127,270.27	$127,174.82	$95.45
6	2		$130,779.94	$128,735.53	$128,638.98	$96.55
6	3		$132,384.91	$130,217.67	$130,120.01	$97.66
6	4		$134,009.56	$131,716.87	$131,618.08	$98.79
Totals						$2,084.99
1) Contract Value grows at 5% annually.
2) 0.30% fee as a percentage of Contract Value
The Waiver of Surrender Charge Rider is not available in all states. See “Appendix B: State Variations.”
CHARGES, FEES AND ADJUSTMENTS
Transaction Expenses
Surrender Charge. The Surrender Charge is calculated as a percentage of the premium payment being partially or fully withdrawn in excess of the Free Withdrawal Amount available at the time of the Withdrawal. Withdrawals are taken first from premium payments, then from earnings. The Surrender Charge applies to each premium payment on a First-In, First-Out (FIFO) basis.

The Surrender Charge percentage varies with the number of years that have elapsed since the premium payment according to the following schedule:

Years Since Premium Payment	Surrender Charge (%)
0	8%
1	7%
2	6%
3	5%
4	4%
5	3%
6+	0%
No surrender charge will be assessed upon:
(a)    payment of Death Benefits;
(b)    exercise of the Right to Cancel (i.e., during the Free Look Period);
(c)    withdrawal less than or equal to the Free Withdrawal Amount;
(d)    application of Contract Value to an annuity payment option after the 1st Contract Year (i.e., annuitization); and
(e)    spousal continuation of the Contract following the death of the original Owner.
The Free Withdrawal Amount is the amount of premium payment available for withdrawal without incurring a Surrender Charge. During the first Contract Year, the Free Withdrawal Amount is equal to the RMD, if applicable. Beginning the second Contract Year, the Free Withdrawal Amount is the amount of premium payment available for withdrawal without incurring a Surrender Charge. The Free Withdrawal Amount equals the Remaining Premium payments six years or older (i.e., no longer subject to surrender charges) plus 10% of the Remaining Premium payments less than six years old (i.e., subject to surrender charges) at the beginning of the Contract year, or the RMD, if greater. Like the Surrender Charge, premium payments are considered to have been withdrawn in the order in which they were received (i.e., first in, first out). If you select the Waiver of Surrender Charge Rider, the Free Withdrawal Amount is 100% of the Contract Value.
The Surrender Value cannot be greater than the Contract Value, but in no event will it be less than the minimum required by the laws of the state in which this Contract is delivered. At the time of withdrawal, if your Contract Value is less than your Remaining Premium, the surrender charge will still be assessed (measured by) against the full Remaining Premium amount.
Amounts withdrawn under the Contract to comply with IRS minimum distribution rules and paid under a life expectancy option will not be subject to a surrender charge. The free withdrawal provision pertaining to the IRS minimum distribution will be calculated solely on the Contract Value of this Contract. Amounts withdrawn to comply with IRS minimum distribution rules will reduce the amount available under the Free Withdrawal Amount.
The Surrender Charge compensates the Company for distribution charges that otherwise would have been deducted through the end of the year.
Surrender Charges deducted from the Cycle Investments prior to the Cycle End Date are based on the Fair Value calculation. Charges deducted from the Cycle Investments prior to the Cycle End Date are based on the Fair Value calculation. If a deduction is taken to pay charges on any day prior to the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if a deduction is taken to pay charges on any day prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if the deduction was taken on the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower. These charge deductions will reduce your Contract Value.
Transfer Fee. We reserve the right to charge $15 per transfer for transfers among Subaccounts and between Subaccounts and Cycle Investments in excess of 15 per Contract year. We do not currently assess this fee. If we charge this fee in the future, we will send you notice at least 10 Business Days prior to imposing the fee. If assessed, this fee will be deducted from the amount that is transferred prior to the allocation to the new Investment Option. The fee is waived for transfers in connection with active DCA or automatic rebalancing programs. We will not charge for any transfers of initial or additional premium payments that include allocation instructions for the next Cycle Start Date.
Transfer fees deducted from the Cycle Investments prior to the Cycle End Date are based on the Fair Value calculation. Charges deducted from the Cycle Investments prior to the Cycle End Date are based on the Fair Value calculation. If a deduction is taken to pay charges on any day prior to the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if a deduction is taken to pay charges on any day prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if the deduction was taken on the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower. These charge deductions will reduce your Contract Value.

Annual Contract Expenses
Separate Account Annual Expenses. We call this charge the Base Contract Expenses in the “Important Information You Should Consider About the Contract” and the “Fee Table” sections earlier in this prospectus.
The Separate Account Annual Expenses are composed of a mortality and expense risk charge currently assessed at an annual rate of 0.80% and an administrative fee currently assessed at an annual rate of 0.35% of your Accumulation Value. We deduct the charges on a daily basis through the calculation of the Accumulation Unit Value of the Subaccounts including the Default Account. This charge is not applied to Contract Value in the Cycle Investments.
The mortality risk we bear arises, in part, from our obligation to make monthly annuity payments regardless of how long the Annuitant or any individual may live. These payments are guaranteed in accordance with the annuity tables and other provisions contained in your Contract. This assures you that neither the longevity of the Annuitant, nor an unanticipated improvement in general life expectancy, will have any adverse effect on the monthly annuity payments the Annuitant will receive under the Contract. Our obligation, therefore, relieves the Annuitant from the risk that he or she will outlive the funds accumulated for retirement. We also assume the risk that other expense charges may be insufficient to cover the actual expenses we incur. The administration fee covers record keeping and other expenses we incur maintaining the Contracts.
We guarantee the Separate Account Annual Expenses will never exceed 1.15%. We expect to profit from these charges and may use the profit for any purpose including paying distribution expenses.
Investment Portfolio Charges
The Investment Portfolios impose management fees and other charges that are deducted from Investment Portfolio assets. The fees and expenses assessed by each Investment Portfolio will vary. See the Investment Portfolio prospectus for more information this can be found online at https://www.srslivewell.com/individual-investors-da-prospectuses.
If an Investment Portfolio imposes liquidity fee or redemption fee on certain transactions (pursuant to SEC rules 2a-7 and 22c-2 under the Investment Company Act of 1940), the fee will be passed through and charged to the applicable Owner.
Optional Benefit Rider Charges
If you select one or more optional benefit riders available for an additional charge, we deduct the charge(s) for the benefit(s) at the end of each calendar quarter. The charge(s) is deducted pro-rata across all investments, including the Cycle Investments and the Default Account. The charge(s) will continue to be deducted for the life of the Contract.
Prior to the Cycle End Date, the Cycle Investment Unit Value will be based on the Fair Value, and the Floor Rate and the Buffer Rate do not apply. For Cycle Investments with a Cap Rate that have a Cycle Start Date prior to November 13, 2023, the Fair Value calculation will also incorporate the Proportional Cap Rate, if applicable.
Cycle Investment that have a Cycle Start Date on or after November 13, 2023 do not include a Proportional Cap Rate. Optional benefit charges deducted from the Cycle Investments prior to the Cycle End Date are based on the Fair Value calculation. Charges deducted from the Cycle Investments prior to the Cycle End Date are based on the Fair Value calculation. If a deduction is taken to pay charges on any day prior to the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if a deduction is taken to pay charges on any day prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if the deduction was taken on the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower. These charge deductions will reduce your Contract Value.
It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59½. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.
State Premium Taxes
The Company reserves the right to deduct on full surrender, death, or the Maturity Date a charge for any state premium taxes levied by a state or any other government entity. State premium taxes vary based on your state of residence and currently range from 0% to 3.5%. State premium taxes are subject to change.

Other Taxes
At the present time, we do not deduct any charges for any federal, state, or local taxes (other than state premium taxes) that we incur which may be attributable to the Registered Separate Account or to the Contracts. We reserve the right to impose a charge for any such tax.
Adjustments for Fair Value

Before the end of a Cycle Term for a Cycle Investment we determine the Cycle Investment Unit Value that is used to calculate your Cycle Investment Value in the Cycle Investment by making an adjustment based on its Fair Value, which may be lower than your principal invested in the Cycle Investment. The Floor Rate or the Buffer Rate do not apply when we calculate the Fair Value. For Cycle Investments with a Cap Rate that have a Cycle Start Date prior to November 13, 2023, the Fair Value calculation will also incorporate the Proportional Cap Rate, if applicable. Cycle Investments that have a Cycle Start Date on or after November 13, 2023 do not include a Proportional Cap Rate. This Fair Value calculation means that under extreme conditions, you can lose up to 100% of your principal invested in a Cycle Investment if certain transactions occur prior to the Cycle End Date. The following transactions prior to the Cycle End Date will result in an adjustment based on Fair Value:

•you make a withdrawal (including Systematic Withdrawals and Required Minimum Distributions);
•you transfer Contract Value from the Cycle Investments to the Subaccounts;
•you surrender the Contract (including exercising your right to cancel the Contract);
•you annuitize the Contract; or
•a death benefit becomes payable.
The Fair Value of a Cycle Investment is determined by the Fair Value Calculation Agent as of the end of each Cycle Business Day. The Fair Value reflects the current value of certain financial instruments. These financial instruments are intended to provide a return equal to the change in Index Value at the end of the Cycle Term subject to the Cap Rate, Participation Rate, or Trigger Rate and subject to the Floor Rate or Buffer Rate. The Fair Value is based on a variety of factors considered by the Fair Value Calculation Agent, which include the change in the Index Value from the Cycle Start Date, volatility of the Index, changes in prevailing interest rates, dividend yield on the index, changes in index level, and the time remaining to the Cycle End Date. The Fair Value is determined using a formula which is based on the economic value of hypothetical investments at the time of the valuation designed to match Cycle Investment value at the Cycle End Date. The value of each of these financial instruments is determined by the Fair Value Calculation Agent using standard financial industry calculations. On each Business Day prior to the Cycle End Date, we will use the Fair Value for each Cycle Investment, as provided by the Fair Value Calculation Agent, to calculate the Fair Value per Cycle Investment Unit outstanding. See the Statement of Additional Information for more information about the Fair Value calculation, including examples illustrating its operation.
If you take a withdrawal prior to the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if you take a withdrawal prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower.
The adjustment for Fair Value is not a fee or charge that is provided in consideration for any specific Contract features. The Fair Value of a Cycle Investment is related to the value of the derivative assets that we may hold in support of our financial obligations under the Contract. The use of the Fair Value shifts risk from us to investors in the Contract, protecting us from losses on those derivative assets when amounts are withdrawn or otherwise removed from a Cycle Investment prior to the end of a Cycle Term.
You can obtain the Cycle Investment Unit Values for the Cycle Investments in which you invest by calling (833) 492-0022. This value can fluctuate daily, and the current value quoted may differ from the actual Cycle Investment Unit Value at the time of a transaction.
MATURITY DATE
The Maturity Date is the date on which income payments will begin under the annuity option you have selected. The earliest possible Maturity Date under the Contract is the first Contract Anniversary at which time you may Annuitize your full Contract Value (less any state premium taxes). The maximum Maturity Date is the Contract Anniversary immediately following the Annuitant’s 115th birthday. You may change the Maturity Date to an earlier Contract anniversary by sending Written Notice to our Customer Service Center. We must receive your Written Notice at least 30 days prior to the original Maturity Date. The selection of a Maturity Date at the Annuitant’s advanced age could have tax consequences so you should consult a tax adviser.
If you have not previously specified otherwise and have not elected certain systematic withdrawal options, then on the Maturity Date you may:
1.    take the Contract Value, less any state premium tax and any surrender charge, in one lump sum, or
2.    convert the Contract Value, less any state premium tax and any surrender charge, into an annuity payable to the Payee under one of the payment options as described below.

Electing an Income Payment Option
You may apply Contract Value (less any state premium taxes) to an annuity payment option after the 1st Contract Year. During the 1st Contract Year, you may elect to apply the Contract Value (less any state premium taxes and less surrender charges) to any annuity payment option. However, you should be aware that surrender charges will apply if you elect to apply the Contract Value to an annuity payment option during the 1st Contract Year (i.e., before the Maturity Date), unless you selected the Waiver of Surrender Charge Rider. We do not deduct a surrender charge if you annuitize after the 1st Contract Year. Unless you choose otherwise, on the Maturity Date your Contract Value (less any state premium taxes) will be applied to a 10 year certain and life fixed annuity payment option. The first monthly annuity payment will be made within one month after the Maturity Date.
Only fixed payment options are available. Variable payment options are not available under this Contract. Fixed payment options are obligations of our General Account and are subject to our claims-paying ability.
Currently, income payment options are only available if the proceeds applied are $2,000 or more and the annual payment is more than $240. We reserve the right to change the payment frequency so that payments are at least $100.
The Annuitant’s actual age at the time of Annuitization will affect each Payment Amount for annuity payment options involving life income. The amount of each annuity payment to older Annuitants will be greater than for younger Annuitants because payments to older Annuitants are expected to be fewer in number. For annuity payment options that do not involve life payment, the length of the payment period will affect the amount of each payment. With a shorter period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.
The Payee or any other person who is entitled to receive payments may name a Beneficiary to receive any amount that we would otherwise pay to that person’s estate if that person died. The person who is entitled to receive payment may change the Beneficiary at any time.
Annuity payment options will be subject to our rules at the time of selection. We must approve any arrangements that involve a Payee who is not a natural person (for example, a corporation), or a Payee who is a fiduciary or an assignee. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. This includes:
•    rules on the minimum amount we will pay under an option;
•    minimum amounts for installment payments, surrender or commutation rights (your rights to receive payments over time, for which we may offer you a lump sum payment);
•    the naming of people who are entitled to receive payment and their Beneficiaries; and
•    our requirements for proof of age, gender, and survival.
You must elect the payment option at least 30 days before the Maturity Date.
If your Contract is a Qualified Contract, not all of the payment options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with deaths happening on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must now complete death benefit distributions within ten years of the owner’s death in order to satisfy required minimum distribution rules. Consult a tax advisor before electing such an option.
Fixed Payment Options
Payments under the fixed options are not affected by the investment experience of any Investment Option. The Contract Value (less any state premium taxes and any surrender charge) as of the Maturity Date will be applied to the fixed option selected. We guarantee interest under the fixed options at a rate of 1.00% a year. We may also credit interest under the fixed payment options at a rate that is above the 1.00% guaranteed rate (this is at our complete discretion). Thereafter, interest or payments are fixed according to the annuity option chosen.
Income Payment Options
The following four payout options are available:
1.    Income for Specified Period: We pay installments for a specified period of 5 to 20 years. We will pay the amount applied in equal installments plus applicable interest (excess interest may be paid at our discretion). This option may not satisfy required minimum distribution rules for qualified Contracts. Consult a tax advisor before electing this option under a qualified Contract. However, by current Company practice we may offer other options.
2.    Income for a Specified Amount: We pay income of the specified amount until the principal and interest are exhausted. The specified amount is subject to the limitation that principal and interest must be payable for at least 5 years and must be exhausted at the end of 20 years.

3.    Payment of Life Income: We will pay monthly income for the life of a single Annuitant. Joint Annuitants are permissible only under the Joint and Survivor Income option. Under the Payment of Life Income option, you may choose from 1 of 2 ways to receive the income:
a.    Life Annuity: We will pay monthly income for life. With a life annuity payment option, payments will only be made as long as the Annuitant is alive. Therefore, if the Annuitant dies after the first payment, then only one payment will be made and if the Annuitant dies before the first payment then no payments will be made.
b.    Life Annuity With Certain Period: We will pay equal monthly payments for either 120 or 240 guaranteed payments, and then for as long as the Annuitant is living thereafter. The period certain options are 10 and 20 years. However, by current company practice we may offer other options.
4.    Joint and Survivor Income: We will make monthly payments until the last surviving Payee’s death. Therefore, if both Payees die after the first payment, then only one payment will be made and if the both Payees die before the first payment then no payments will be made. The Annuitant must be at least 50 years old and the Joint Annuitant/Payee must be at least 45 years old at the time of the first monthly payment.
FEDERAL TAX STATUS
Introduction
NOTE: We have prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of Ownership or receipt of distributions under the Contract. You should consult your own tax advisor about your own circumstances. We have included an additional discussion regarding taxes in the SAI.

Annuity Contracts in General
Deferred annuities are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code for annuities.
Simply stated, these rules provide that generally you will not be taxed on the Gain, if any, on the money held in your annuity Contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you will be taxed depending on how you take the money out and the type of Contract – qualified or non-qualified (discussed below).
You will generally not be taxed on increases in the value of your Contract until a distribution occurs – either as a surrender or as annuity payments.
When a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts) owns a Non-Qualified Contract, the Contract will generally not be treated as an annuity for tax purposes and any increase in the excess of the Contract Value over the investment in the Contract during the taxable year must generally be included in income. There are some exceptions to this rule and a prospective Owner that is not a natural person should discuss these with a tax advisor.
Qualified and Non-Qualified Contracts
If you invest in a variable annuity as part of an individual retirement plan, your annuity is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract, including Non-Qualified Stretch. The tax rules applicable to qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.
Qualified Contracts are issued in connection with the plans listed below. There is additional information about qualified Contracts in the SAI.
•    Individual Retirement Annuity (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the annuity. Distributions from an IRA are generally subject to tax and, if made before age 59 1⁄2, may be subject to a 10% penalty tax.
•    Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to current tax. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1⁄2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.
Distributions that are rolled over to another IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP,

SIMPLE IRAs, and Inherited IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions of an IRA to a Roth IRA.
Minimum Distribution Rules and Eligible Rollover Distributions
Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. Consult with and rely upon your tax advisor. In addition, not all income options will always satisfy minimum required distribution rules. Consult with and rely upon your tax advisor before electing an income option.
The Setting Every Community Up for Retirement Enhancement Act of 2019 and 2022 (collectively, the “Secure Act”) made changes to the required minimum distribution rules. Under the Secure Act, the age on which required minimum distributions generally must begin is based on the individual’s applicable age. If the individual attains (1) age 701/2 before 2020, the applicable age is 701/2; (2) age 72 during or after 2020 but before 2023, the applicable age is 72; (3) age 72 during or after 2023 and age 73 before 2033, the applicable age is 73; or (4) age 74 after 2032, the applicable age is 75.
The Secure Act also provides that for qualified contract owners who die after January 1, 2020 that any designated beneficiary who is not an “eligible designated beneficiary” must withdraw the entire account value by the end of the tenth year following the year of death. This rule applies regardless of whether required minimum distributions have begun.
Diversification and Distribution Requirements
The Internal Revenue Code provides that the underlying investments for a non-qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity. The annuity must also meet certain distribution requirements at the death of the Annuitant or an Owner in order to be treated as an annuity Contract. These diversification and distribution requirements are discussed in the SAI. Midland National may modify the Contract to attempt to maintain favorable tax treatment.
Owner Control
In certain circumstances, a variable Contract Owner may be considered the Owner of the assets of a segregated account, such as the Registered Separate Account, if the IRS deems the Owner to possess “Ownership” in those assets, such as the ability to exercise investment control over the assets. If the Contract Owner is deemed to have “investor control” over the underlying Investment Options, then the Contract Owner will be taxed currently on income and recognized gains under the Contract. The IRS has issued Revenue Ruling 2003-91 providing a safe harbor when the facts of the ruling are present. The ruling goes on to state that whether a Contract Owner has sufficient investor control over the assets depends on the facts and circumstances. Due to the uncertainty in this area, we reserve the right to modify the Contract in an attempt to maintain favorable tax treatment. However, there is no assurance that such modifications would be successful. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract.
Surrenders and Partial Withdrawals
If you make a partial withdrawal from a Non-Qualified Contract before the annuity commencement date, the Internal Revenue Code treats that surrender as first coming from gain and then from your premium payments. When you make a partial withdrawal, you are taxed on the amount of the surrender that is gain. If you make a full surrender, you are generally taxed on the amount that your surrender proceeds exceed the “investment in the Contract,” which is generally your premiums paid (adjusted for any prior partial withdrawals that came out of the premiums). Withdrawals from Non-Qualified Contracts to pay third party registered investment advisor fees may be treated as taxable withdrawals. Consult a tax advisor. Different rules apply for annuity payments and under Qualified Contracts. See “Annuity Payments” below.
In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the Contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the Contract” generally equals the amount of your non-deductible premium payments. In many cases, the “investment in the Contract” under a Qualified Contract can be zero.
The Internal Revenue Code also provides that surrendered Gain may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includable in income. Some surrenders will be exempt from the penalty. In general, in the case of a distribution from a Non-Qualified Contract, this includes any amount:
•    paid on or after the taxpayer reaches age 59 1⁄2;
•    paid after an Owner dies;
•    paid if the taxpayer becomes totally disabled (as that term is defined in the Internal Revenue Code);
•    paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;
•    paid under an immediate maturity; or

•    which come from premium payments made prior to August 14, 1982.
Special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult your tax adviser with regard to exceptions from the penalty tax.
Multiple Contracts
All non-qualified deferred annuity contracts that are issued by Midland National (or its affiliates) to the same Owner during any calendar year are treated as one annuity for purposes of determining the amount includable in the Owner’s income when a taxable distribution occurs.
Withholding
Distributions from Qualified and Non-Qualified Contracts are generally subject to withholding for your federal income tax liability. The withholding rate varies according to the type of distribution and your tax status. You will be provided the opportunity to elect not to have tax withheld from distributions when allowed by law.
Annuity Payments
Although the tax consequences may vary depending on the annuity payment option you select, in general, for Non-Qualified and certain Qualified Contracts, only a portion of the annuity payments you receive will be includable in your gross income.
In general, the excludable portion of each annuity payment you receive will be determined by dividing the “investment in the Contract” on the Maturity Date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.
The remainder of each annuity payment is includable in gross income. Once the “investment in the Contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income.
If, after Annuitization, annuity payments stop because an Annuitant has died, the excess (if any) of the “investment in the Contract” as of the Annuitization over the aggregate amount of annuity payments received that was excluded from gross income is generally allowable as a deduction for your last taxable year.
Partial Annuitization
If part of an annuity Contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract are intended to qualify for this “partial Annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Investment Income Surtax
Distributions from non-qualified annuity Contracts will be considered “investment income” for purposes of the investment income tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

Definition of Spouse under Federal Law
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s Death Benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax advisor for more information on this subject.
Annuity Contracts Purchased by Nonresident Aliens and Foreign Corporations
The discussion above provided general information regarding U.S. federal income tax consequences to annuity Owners that are U.S. persons. Taxable distributions made to Owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, such distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the Owner’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective foreign

Owners are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation for any annuity Contract purchase.
Taxation of Death Benefit Proceeds
Amounts may be distributed from the Contract because of the death of the Annuitant (only if the Owner is a non-natural person) or an Owner. Generally, such amounts should be includable in the income of the recipient:
•    if distributed in a lump sum, these amounts are taxed in the same manner as a full surrender; or
•    if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.
Transfers, Assignments or Exchange of Contracts
A transfer of Ownership or absolute assignment of a Contract, the designation of an Annuitant or Payee or other Beneficiary who is not also the Owner, the selection of certain Maturity Date, or a change of Annuitant, may result in certain income or gift tax consequences to the Owner that are beyond the scope of this discussion. An Owner contemplating any such transfer, assignment, selection, or change should contact a competent tax advisor with respect to the potential tax effects of such a transaction.
Transfers of Non-Qualified Contracts for less than full and adequate consideration by the Owner at the time of such transfer, will trigger taxable income on the Gain in the Contract, with the transferee getting a step-up in basis for the amount included in the Owner’s income. This provision does not apply to transfers between spouses or transfers incident to a divorce.
Possible Tax Law Changes
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Contract. We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.
Federal Estate, Gift and Generation-Skipping Transfer Taxes
While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity Contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity Contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult with and rely on an estate planning advisor for more information.
Under certain circumstances, the Code may impose a generation-skipping transfer (“GST”) tax when all or part of an annuity Contract is transferred to, or a Death Benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Residents of Puerto Rico
The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity Contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Foreign Tax Credits
We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under Federal tax law.

OTHER INFORMATION
THE REGISTERED SEPARATE ACCOUNT
Registered Separate Account. The Midland National Life Separate Account C invests your premiums that are allocated to, and Contract Value that is transferred to, the Subaccounts. The Registered Separate Account was established under the insurance laws of the State of South Dakota in March 1991 and is now governed by Iowa law. It is registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940.
We are the legal owner of all assets held in the Registered Separate Account and use the assets to support your Contract and other variable annuity Contracts. We may permit charges owed to us to stay in the Registered Separate Account. Thus, we may also participate proportionately in the Registered Separate Account. These accumulated amounts belong to us and we may transfer them from the Registered Separate Account to our General Account. The assets in the Registered Separate Account equal to the reserves and other liabilities of the Registered Separate Account may not be charged with liabilities arising out of our other business. The obligations under the Contracts are our obligations. The income, gains and losses (realized and unrealized) of the Registered Separate Account are credited to or charged against the Registered Separate Account without regard to our other income, gains, or losses. Under certain unlikely circumstances, one Subaccount of the Registered Separate Account may be liable for claims relating to the operations of another Subaccount.
Our Right to Change How We Operate the Registered Separate Account.
We have the right to modify how we operate the Registered Separate Account. In making any changes, we may not seek approval of Owners (unless approval is required by law). We have the right to:
•    add Investment Options to, or remove Investment Options from our Registered Separate Account;
•    combine two or more Subaccounts;
•    withdraw assets relating to our variable annuities from one Subaccount and put them into another. However, if required, we would first seek approval from the Securities and Exchange Commission;
•    eliminate an Investment Portfolio’s shares and substitute shares of another Investment Portfolio or another open-end, registered investment company. This may happen if the Investment Portfolio’s shares are no longer available for investment or, if in our judgment, further investment in the Investment Portfolio is inappropriate in view of the Registered Separate Account’s purposes. However, if required, we would first seek approval from the Securities and Exchange Commission and the insurance regulator where the Contract is delivered;
•    end the registration of our Registered Separate Account under the Investment Company Act of 1940;
•    operate our Registered Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of “interested persons” of Midland under the Investment Company Act of 1940); and
•    operate our Registered Separate Account or one or more of the Subaccounts in any other form the law allows, including a form that allows us to make direct investments. In addition, we may disapprove any change in investment advisors or investment policies unless a law or regulation provides differently.
If any changes are made that result in a material change to any Subaccount, then you will be notified. We may, for example, cause the Subaccount to invest in another mutual fund other than or in addition to the current Investment Portfolios.
If you are enrolled in a dollar cost averaging, automatic rebalancing or a comparable program when an underlying Investment Portfolio merger, substitution or liquidation takes place, unless otherwise noted in a communication from us, your Accumulation Value invested in such Subaccounts will be transferred automatically to the designated surviving Subaccount, in the case of mergers; the replacement Subaccount, in the case of substitutions; and in the Default Account in the case of liquidations. Your DCA or automatic rebalancing enrollment instructions will be automatically updated to reflect the surviving Subaccount, the replacement Subaccount or the Default Account, as the case may be, for any continued and future transfers or premium payments.
If you want to transfer the amount in a Subaccount that is changed as a result of a fund merger, substitution or liquidation, you may do so, without charge, by writing to our Customer Service Center.
THE NON-REGISTERED SEPARATE ACCOUNT
To support our obligations under the Cycle Investments we have established under the Iowa Insurance Law, and hold assets in, the “non-unitized” separate account. The income, gains and losses, realized or unrealized, from assets allocated to this separate account will be credited to or charged against the account, without regard to other income, gains or losses of the Company.
We are the sole owner of the assets of the Non-Registered Separate Account. We may invest and trade the assets of the Non-Registered Separate Account in any manner we choose. The only restrictions on our investments of the assets held in the Non-Registered Separate Account are those set forth by Iowa Insurance Laws. While we plan to invest the assets of the separate Account in a manner that generates a return that approximates the change in the applicable Index, subject to the Cap Rate, Participation Rate, and Trigger Rate, the Floor Rate and Buffer Rate, all benefits payable are determined according to the applicable Cycle Investment Unit Value. The amounts payable under this Contract are determined by the Cycle Investment Unit Value, regardless of the performance of the assets held in the Non-Registered Separate Account. The Contract Owner does not participate in the performance of the assets held in the separate account.
We may, subject to applicable state law, transfer all assets allocated to the Non-Registered Separate Account to our General Account.
The separate account is not required to be registered, and is not registered, as an investment company under the Investment Company Act of 1940.
Our current plan is to invest Non-Registered Separate Account assets in fixed-income obligations, including but not limited to corporate bonds, mortgage-backed and asset-backed securities, government and agency issues and derivative contracts including but not limited to option contracts. We may also invest in interest rate swaps. Although the above generally describes our plan for investing the assets supporting our obligations under the Cycle Investments, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws.
No Contract Owner participates in the investment results of any assets we hold in relation to the Cycle Investments.
While we hold assets in the Non-Registered Separate Account we have established under the Iowa Insurance Law to support our obligations under Cycle Investments, the Cycle Investments are General Account obligations.
MODIFICATION TO THE CONTRACT
Upon notice to you, we may modify the Contract to:
(a)    permit the Contract or the Separate Accounts to comply with any applicable law or regulation issued by a government agency;
(b)    assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity Contracts;
(c)    reflect a change in the operation of the Separate Accounts; or
(d)    provide additional Investment Options.
In the event of such modifications, we will make an appropriate endorsement to the Contract.
ADMINISTRATIVE PROCEDURES
If you have any questions about your Contract or need to make changes, then contact the registered representative who sold you the Contract, or contact us at our Customer Service Center:
P.O. Box 9261
Des Moines, IA 50306-9261 (Regular Mail)
8300 Mills Civic Parkway
West Des Moines, IA 50266-3833 (Overnight Delivery)
Phone : (866) 747-3421 (toll-free)
Fax : (866) 511-7038 (toll-free)
You currently may send correspondence and transaction requests to us at the above Customer Service Center address or by facsimile or telephone at the numbers listed above. Our service representatives are available between the hours of 7:30 a.m. and 5:00 p.m. Monday through Friday (Central Time), excluding holidays and any day the New York Stock Exchange is not open. Any requests for partial withdrawals, transfers, and surrenders sent to another number or address may not be considered received at our Customer Service Center and will not receive that day’s price. The procedures we follow for facsimile requests include a written confirmation sent directly to you following any transaction request. We will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. We may revoke facsimile, internet and telephone transaction privileges at any time for some or all Owners.
The procedures we follow for transactions initiated by telephone may include requirements that callers identify themselves and the Owner by name, social security number, date of birth of the Annuitant or an Owner, or other identifying information. We disclaim any liability for losses resulting from unauthorized or allegedly unauthorized facsimile, internet or telephone requests that we believe to be genuine. We may record all telephone requests. There are risks associated with requests made by facsimile (possible falsification of faxed documents by others), internet or telephone (possible falsification of Owner identity) when the original signed request is not sent to our Customer Service Center. You bear those risks.
Facsimile, internet, and telephone correspondence and transaction requests may not always be available. Facsimile, internet, and telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should mail your correspondence and transaction request to our Customer Service Center.
Change of Address Notification. To protect you from fraud and theft, we may verify any changes in address you request by sending a confirmation of the change to both your old and new addresses. We may also call you to verify the change of address.
DISTRIBUTION OF THE CONTRACT
We have entered into a distribution agreement with our affiliate, Sammons Financial Network for the distribution and sale of the Contracts. Sammons Financial Network is a Delaware limited liability company and its principal office is located at 8300 Mills Civic Parkway, West Des Moines, IA 50266. Sammons Financial Network is an indirect wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, the ultimate parent company of Midland National Life Insurance Company. Sammons Financial Network may enter into written sales agreements with other broker-dealers (“selling firms”) for the sale of the Contracts. We pay commissions to Sammons Financial Network for sales of the Contracts.

Sales commissions are based on each premium payment. The maximum commission payable on a premium payment is 6.50%. Where lower commissions are paid on premium payments, we may also pay trail commissions up to 1.00% beginning in the second Contract Year.
We also pay for Sammons Financial Network’s operating and other expenses, including the following sales expenses: sales representative training allowances; compensation and bonuses for the Sammons Financial Network’s management team; advertising expenses; and all other expenses of distributing the Contracts.
Sammons Financial Network pays selling firms all or a portion of the commissions received for their sales of the Contract. Registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with Sammons Financial Network. Sales of the Contract may help these registered representatives and their supervisors qualify for such benefits. This compensation may influence your registered representative to recommend this Contract over another investment.
Non-cash items that we and Sammons Financial Network may provide include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.
A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.
In addition to ordinary commissions, Sammons Financial Network operating and other expenses and non-cash items, we provide payments to certain third parties for training, product development, marketing and development efforts with selling firms, and other wholesaling and relationship management services. It is possible that these third parties, or their personnel, may also act as your registered investment advisor providing advice with respect to portfolio allocations in the Contract. Please be certain to review your registered investment advisor’s Form ADV Part 2A and 2B carefully for disclosure about their compensation and conflicts of interest in connection with the Contracts.    Also note that your investment advisor could also be the broker-dealer, or a registered representative of the broker-dealer, who sold you the Contract; in that case, they would also receive commissions and other compensation for selling you the Contract, in addition to any investment advisory fees that you pay to your registered investment advisor (either directly or through partial withdrawals of your Accumulation Value in the Contract).
We intend to recoup commissions and other sales expenses indirectly through the following fees and charges deducted under the Contract: (a) the mortality and expense risks charge; (b) asset based administration charges, and (c) payments, if any, received from the investment portfolios, their distributors, service providers and/or managers. Commissions and other incentives or payments described above are not charged directly to you but they are reflected in the fees and charges that you do pay directly or indirectly.
LEGAL PROCEEDINGS
Midland National Life Insurance Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Midland National Life Insurance Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Registered Separate Account, on the ability of Sammons Financial Network, LLC to perform under its distribution agreement, or on the ability of the Company to meet its obligations under the Contract.
FINANCIAL STATEMENTS
The financial statements of Midland National Life Separate Account C and Midland National Life Insurance Company are included in the Statement of Additional Information. Instructions on how to obtain the Statement of Additional Information are included on the back cover page.
PORTFOLIO VOTING RIGHTS
We invest the assets of our Registered Separate Account in shares of the Investment Portfolios. Midland National is the legal Owner of the shares and has the right to vote on certain matters. Among other things, we may vote:
•    to elect the Funds’ or Trust’s Board of Directors/Trustees,
•    to ratify the selection of independent auditors for the Investment Portfolios,
•    on any other matters described in the Investment Portfolios’ current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940, and
•    in some cases, to change the investment objectives and Contracts.
Even though we own the shares, we may give you the opportunity to tell us how to vote the number of shares that are allocated to your Contract. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Investment Portfolio in our own right or to restrict Owner voting, then we may do so.

Fund companies determine if and how often shareholder meetings are held. As we receive notice of these meetings, we will ask for your voting instructions. The Investment Portfolios are not required to and generally do not hold a meeting in any given year.
If we do not receive instructions in time from all Owners, then we currently intend to vote those shares in the same proportion as we vote shares for which we have received instructions in that Investment Portfolio. We currently intend to vote any Investment Portfolio shares that we and our affiliates alone are entitled to vote in the same proportions that Owners vote. The effect of this proportional voting is that a small number of Owners may control the outcome of a vote.
How We Determine Your Voting Shares
You may participate in voting only on matters concerning the Investment Portfolios in which your Accumulation Value has been invested. We determine your voting shares in each Investment Option by dividing the amount of your Accumulation Value allocated to that Subaccount by the net asset value of one share of the corresponding Investment Portfolio. This is determined as of the record date set by the Fund’s/Trust’s Board of Directors/Trustees for the shareholders meeting.
If you have a voting interest, then we will provide you proxy material and a form for giving us voting instructions. In certain cases, we may disregard instructions relating to changes in the Investment Portfolio’s adviser or the investment adviser Contracts of the portfolios.
Voting Privileges of Participants in Other Companies
Other insurance companies own shares in the Investment Portfolios to support their variable life insurance and variable annuity products. We do not foresee any disadvantage to this. Nevertheless, each Fund’s/Trust’s Board of Directors/Trustees will monitor events to identify conflicts that may arise and determine appropriate action. If we disagree with any Investment Portfolio action, then we will see that appropriate action is taken to protect our Owners. If we ever believe that any of the Investment Portfolios are so large as to materially impair its investment performance, then we will consider exercising our right to remove or close the investing Subaccount.
Suitability of the Contract
Because of the fees and expenses and possible loss of principal and earnings from prior periods, the Contracts are not appropriate for short-term investment. In addition, Non-Qualified Contracts may be most appropriate for those who have already made maximum use of other tax favored investment plans such as 401(k) plans. The tax-deferred feature of the Contract is most favorable to those in high tax brackets. The tax-deferred feature is not necessary for a tax-qualified plan. In such instances, purchasers should consider whether other features, such as the lifetime annuity payments make the Contract appropriate for their purposes. Before purchasing a Contract, you should obtain competent tax advice and financial advice both as to the tax treatment of the Contract and the suitability of the investment for your particular situation.
This Contract is not designed for resale or speculation, arbitrage, viatical settlements or any type of collective investment scheme. This Contract may not be traded on any stock exchange or secondary market. By purchasing this Contract, you represent and warrant that you are not purchasing or intending to use this Contract, for resale, speculation, arbitrage, viatical settlements or any type of collective investment scheme.
Other Products
We may offer other variable annuity contracts through our Registered Separate Account that also invest in some of the same portfolios. These annuity contracts may have different charges and may offer different benefits. We encourage you to carefully consider the costs and benefits of the Contract to ensure that it is consistent with your personal investment goals and needs. To obtain more information about these annuity contracts, contact your registered representative, or call us at (866) 747-3421.
Electronic Delivery
You may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format, instead of receiving paper copies of these documents. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may elect to discontinue e-Delivery at any time and may also request paper copies of any documents by contacting our Customer Service Center. You may obtain more information and assistance at www.SRSLiveWell.com or by writing us at our mailing address P.O. Box 9261 Des Moines, IA 50306-9261 or by telephone at (866) 747-3421.
Reports to Owners
We send you a quarterly report within 31 days after the end of each calendar quarter showing the Contract Value, Surrender Value, and the Death Benefit as of the end of the Calendar Quarter. The report will also show the allocation of your Contract Value and reflects amounts deducted since the last report.

Confirmation notices will be sent to you for premiums, partial withdrawals, surrenders, transfers of amounts between Investment Options and certain other financial transactions in compliance with applicable regulatory requirements.
You should promptly notify our Customer Service Center of any errors or discrepancies. We will review and correct any errors.
Unless you specifically request paper copies, we will make semi-annual reports with financial information on the portfolios available on a website. Each time a report is posted, we will send you a notice that includes a link to the report.
Assigning Your Contract
In general, you may assign your rights in a Non-Qualified Contract, however, we reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the state insurance commissioner, to refuse assignments or transfers at any time on a non-discriminatory basis. You must send a copy of the assignment to our Customer Service Center. The assignment does not take effect until we accept and approve it.. We are not responsible for the validity of the assignment or for any payment we make or any action we take before we record notice of the assignment. An absolute assignment is a change of Ownership. There may be tax consequences.
This Contract is not designed for resale, speculation, arbitrage, viatical settlements or any other type of collective investment scheme. This Contract may not be traded on any stock exchange or secondary market.
Exemption from Exchange Act Reporting
We are relying on the exemption provided by Rule 12h-7 under the 1934 Act. In reliance on that exemption, we do not file periodic and current reports that we would be otherwise required to file pursuant to Section 15(d) of the 1934 Act.
Payment of Contract Proceeds
We will generally pay any Death Benefits, withdrawals, or surrenders within seven days after receiving the required form(s) in Good Order at our Customer Service Center.
We may delay payment or transfers for one or more of the following reasons:
•    We cannot determine the amount of the payment,
•    the New York Stock Exchange is closed,
•    trading in securities has been restricted by the SEC,
•    an emergency exists or if for any reason it is not reasonably practicable to dispose of or fairly value the securities held in an Investment Option,
•    The SEC by order permits us to delay payment to protect our Owners, or
•    Your premium check(s) have not cleared your bank.
If, pursuant to SEC rules, any Investment Portfolio suspends payment of redemption proceeds including, in the case of a money market fund Subaccount (which is the Subaccount used as the Default Account), in connection with liquidation of the underlying portfolio then we will delay payment of any transfer (including a transfer under a DCA program), partial withdrawal, surrender, or Death Benefit from the corresponding Subaccount until the suspension of redemptions is lifted or the portfolio pays redemption proceeds.
Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” an Owner’s account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or Death Benefits, make transfers, or continue making annuity payments. If a Contract or Investment Option is frozen, the applicable Contract Value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate federal regulator. We may also be required to provide information about you and your Contract to the government agencies and departments.

APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
PORTFOLIO COMPANIES

The following is a list of the portfolios currently available under the Contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which can be amended from time to time and can be found online at www.srslivewell.com/individual-investors-da-prospectuses. You can also request this information at no cost by calling 866-747-3421 or sending an email request to SecuritiesPI@sfgmembers.com.
The current expenses and performance information below reflects fees and expenses of the Investment Portfolios, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each investment portfolio’s past performance is not necessarily an indication of future performance.

		Average Annual Total Returns (as of 12/31/2025)
Type / Investment Objective	Portfolio Company	Current Expenses	1-Year Return	5-Year Return	10-Year Return
US Fund Money Market - Taxable	Fidelity® VIP Government Money Mkt Svc 2[1]	0.50	3.60	2.85	1.80
	Fidelity Management & Research Company LLC / FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd
Corporate Bond - General	Fidelity® VIP Investment Grade Bond Svc 2	0.63	6.93	(0.21)	2.45
	Fidelity Management & Research Company LLC
US Insurance Global Large-Stock Growth	American Funds IS® Global Growth	0.91	21.34	7.97	11.89
	Capital Research and Management Company
US Insurance Small Growth	ClearBridge Variable Small Cap Growth	1.05	8.97	(0.42)	9.11
	Legg Mason Partners Fund Advisor, LLC / ClearBridge Investments, LLC
US Insurance Large Blend	DWS Equity 500 Index VIP[2]	0.64	17.18	13.70	14.11
	DWS Investment Management Americas, Inc. / Northern Trust Investments Inc
	Soft-Closed
US Insurance Moderate Allocation	American Funds IS® Asset Allocation	0.79	15.59	8.70	9.50
	Capital Research and Management Company
US Insurance Moderate Allocation	Calvert VP SRI Balanced	0.89	11.68	8.44	9.51
	Calvert Research and Management
US Insurance Large Growth	Fidelity® VIP Growth Opportunities	0.82	21.65	11.03	19.64
	Fidelity Management & Research Company LLC / FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd;
US Insurance Mid-Cap Blend	Fidelity® VIP Mid Cap	0.82	11.49	9.83	10.31
	Fidelity Management & Research Company LLC / FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd;
US Insurance Multisector Bond	Lord Abbett Series Bond-Debenture	0.99	8.32	2.09	4.72
	Lord, Abbett & Co LLC
US Insurance Short-Term Bond	Lord Abbett Series Short Duration Inc	0.84	5.90	2.25	2.62
	Lord, Abbett & Co LLC
US Insurance Inflation-Protected Bond	PIMCO VIT Real Return Adv	1.17	7.74	1.11	3.11
	Pacific Investment Management Company, LLC
1

US Insurance Intermediate Core-Plus Bond	Western Asset Core Plus VIT[2]	0.78	7.69	(1.67)	1.85

Legg Mason Partners Fund Advisor, LLC / Western
Asset Management Company Pte Ltd. –
Singapore; Western Asset Management
Company, LLC; Western Asset Management
Company Ltd. – Japan; Western Asset
Management Company Limited – UK;

US Insurance Ultrashort Bond	PIMCO VIT Short-Term Adv	0.72	4.57	3.14	2.65
	Pacific Investment Management Company, LLC
US Insurance Large Value	Principal Equity Income	0.89	N/A	N/A	N/A
	Principal Global Investors, LLC

1    The Fidelity VIP Government Money Mkt Svc 2 Money Market Subaccount operates as the Default Account.
2    This investment option is subject to an expense reimbursement and/or fee waiver arrangement resulting in a temporary expense reduction. See the Investment Option’s prospectus for additional information.

CYCLE INVESTMENTS

The following is a list of Cycle Investments currently available under the Contract. We may change the features of the Cycle Investments listed below (including the Index and the current limits on Index gains), offer new Cycle Investments and terminate existing Cycle Investments. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at https://www.srslivewell.com/variable-annuities. The availability of investment options may vary depending on the broker-dealer through which the Contract is sold. See APPENDIX D: FINANCIAL INTERMEDIARY VARIATIONS.

Note: If amounts are removed from a Cycle Investment before the end of its Cycle Term, we will apply an adjustment based on the Fair Value of the Cycle Investment. This may result in a significant reduction in your Cycle Investment Value that could exceed any protection from Index loss that would be in place if you waited until the end of the Cycle Term.

See THE CYCLE INVESTMENT OPTIONS – Features of a Cycle Investment in the prospectus for a description of the features of the Cycle Investments. See THE CYCLE INVESTMENT OPTIONS – Valuation of a Cycle Investment in the prospectus for more information about adjustments for Fair Value.

Index	Type of Index	Cycle Term	Current Limit on Index Loss (if held until end of Cycle Term)	Minimum Limit on Index Gain (for the life of the Cycle Investment)	Current Trigger Point for Cycle Investments with a Trigger Rate Crediting Type
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	1 Year	-10% Floor	2.5% Cap Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	1 Year	-10% Buffer	5.0% Cap Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	1 Year	-30% Buffer	5.0% Cap Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	3 Year	-10% Buffer	5.0% Cap Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	6 Year	-10% Floor	5.0% Cap Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	6 Year	-10% Buffer	10.0% Participation Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	6 Year	-20% Buffer	10.0% Cap Rate
2

S&P 500® Price Return Index[1]	U.S. Large Cap Equities	6 Year	-30% Buffer	7.5% Cap Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	1 Year	-20% Buffer	2% Trigger Rate	-20% Trigger Point
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	1 Year	-20% Buffer	3% Trigger Rate	0% Trigger Point
MSCI EAFE Price Return Index[1]	International Equities	1 Year	-10% Buffer	5.0% Cap Rate
Russell 2000 Price Return Index[1]	U.S. Small Cap Equities	1 Year	-10% Buffer	5.0% Cap Rate
Nasdaq-100 Max 30TM Index[2]	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	1 Year	-10% Buffer	5.0% Cap Rate
Nasdaq-100 Max 30TM Index[2]	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	1 Year	-30% Buffer	7.5% Cap Rate
Nasdaq-100 Max 30TM Index[2]	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	6 Year	-10% Buffer	10.0% Participation Rate
Nasdaq-100 Max 30TM Index[2]	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	6 Year	-20% Buffer	10.0% Participation Rate
Nasdaq-100 Max 30TM Index[2]	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	6 Year	-30% Buffer	7.5% Participation Rate
Nasdaq-100 Max 30TM Index[2]	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	6 Year	‘-40% Buffer	7.5% Participation Rate
Nasdaq-100 Max 30TM Index[2]	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	1 Year	-20% Buffer	2% Trigger Rate	-20% Trigger Point
Nasdaq-100 Max 30TM Index[2]	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	1 Year	-20% Buffer	3% Trigger Rate	0% Trigger Point
S&P 500 35% Edge Volatility 1% Decrement Index (USD) ER3	U.S. Large Cap Equities with Additional Volatility Control	1 Year	-30% Buffer	7.5% Cap Rate
3

S&P 500 35% Edge Volatility 1% Decrement Index (USD) ER3	U.S. Large Cap Equities with Additional Volatility Control	6 Year	-10% Buffer	10.0% Participation Rate
S&P 500 35% Edge Volatility 1% Decrement Index (USD) ER3	U.S. Large Cap Equities with Additional Volatility Control	6 Year	-20% Buffer	10.0% Participation Rate
S&P 500 35% Edge Volatility 1% Decrement Index (USD) ER3	U.S. Large Cap Equities with Additional Volatility Control	1 Year	-20% Buffer	2% Trigger Rate	-20% Trigger Point
S&P 500 35% Edge Volatility 1% Decrement Index (USD) ER3	U.S. Large Cap Equities with Additional Volatility Control	1 Year	-20% Buffer	3% Trigger Rate	0% Trigger Point
Invsesco QQQ ETF[4]	U.S. and International Large Cap Non-Financial Industry Equities offered via an ETF	1 Year	-10% Buffer	5.0% Cap Rate
Invsesco QQQ ETF[4]	U.S. and International Large Cap Non-Financial Industry Equities offered via an ETF	1 Year	-30% Buffer	7.5% Cap Rate
Invsesco QQQ ETF[4]	U.S. and International Large Cap Non-Financial Industry Equities offered via an ETF	6 Year	-10% Buffer	10.0% Participation Rate
Invsesco QQQ ETF[4]	U.S. and International Large Cap Non-Financial Industry Equities offered via an ETF	6 Year	-20% Buffer	20.0% Participation Rate
Invsesco QQQ ETF[4]	U.S. and International Large Cap Non-Financial Industry Equities offered via an ETF	6 Year	-30% Buffer	7.5% Cap Rate
Invsesco QQQ ETF[4]	U.S. and International Large Cap Non-Financial Industry Equities offered via an ETF	6 Year	‘-40% Buffer	7.5% Cap Rate
Invsesco QQQ ETF[4]	U.S. and International Large Cap Non-Financial Industry Equities offered via an ETF	1 Year	-20% Buffer	2% Trigger Rate	-20% Trigger Point
Invsesco QQQ ETF[4]	U.S. and International Large Cap Non-Financial Industry Equities offered via an ETF	1 Year	-20% Buffer	3% Trigger Rate	0% Trigger Point

1 This Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
2 This Index reflects a daily deduction of 1% per annum, which will reduce the Index return and cause the Index to underperform a direct investment in the underlying securities composing the Index.
4

3 This Index has leveraged exposure to an “Underlying Benchmark” equal to the return of the S&P 500 Total Return Index less the federal funds rate and less 0.50% (each expressed as an annual percentage deducted daily). As of December 31, 2025, the current federal funds rate was 3.64%. The federal funds rate will fluctuate over time and may be higher or lower in the future.The Index also reflects the deduction of a 1% decrement per annum. The Index’s exposure to the Underlying Benchmark (which includes the deduction of the federal funds rate and 0.50% from the performance of the Underlying Index) and the Index’s deduction of the 1% decrement will reduce the Index return and cause the Index to underperform a direct investment in the underlying securities composing the Index.
4 This Index reflects dividends paid on the underlying securities, and applies a 0.20% expense ratio.

Not all Cycle Investments are available in all states. See APPENDIX B – STATE VARIATIONS.

Each Cycle Investment’s limit on Index losses is guaranteed not to change for so long as that Cycle Investment remains available under the Contract. However, we reserve the right to add and remove Cycle Investments as available investment options. As such, the limits on Index loss offered under the Contract may change from one Cycle Term to the next. We guarantee that we will never offer a Cycle Investment with a Floor Rate lower than -60% or a Buffer Rate lower than -2.5% for the life of your Contract. We reserve the right not to offer any Cycle Investments in the future. If we do so, you will be limited to investing in the Subaccounts, which are not tied to the performance of an Index and do not provide any protection against losses.
We guarantee that we will never offer a Cycle Investment with a Cap Rate below 2.5%, a Participation Rate below 10%, or a Trigger Rate below 2% for the life of your Contract. We reserve the right to offer Cycle Investments with different types of limits on Index gains.
APPENDIX B – STATE VARIATIONS [To be updated by amendment]
The prospectus provides a general description of the Contract, but your state of issue may provide different features from those described in the body of the prospectus.
All material state variations in the Contract are disclosed in this Appendix. For more information Contract variations applicable to your state, you may contact your registered representative or our Customer Service Center.

State	Variation
Hawaii	•The following Cycle Investments are not available:
	Index	Type of Index	Cycle Term	Minimum Limit on Index Loss (if held until end of Cycle Term)	Minimum Limit on Index Gains (for the life of the Cycle Investment)
	S&P500 Price Return Index	U.S. Large Cap Equities	1	-10% Buffer	2.5% Cap Rate
	S&P500	U.S. Large Cap Equities	6	-10% Buffer	10% Participation Rate
	MSCI EAFE	International Equities	1	-10% Buffer	5% Cap Rate
	MSCI EAFE	International Equities	6	-10% Buffer	10% Participation Rate
	Russell 2000	U.S. Small Cap Equities	1	-10% Buffer	5% Cap Rate
	Nasdaq-100 Max 30	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	1	-10% Buffer	5% Cap Rate
	Nasdaq-100 Max 30	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	1	-30% Buffer	7.5% Cap Rate
	Nasdaq-100 Max 30	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	6	-10% Buffer	10% Participation Rate
	Nasdaq-100 Max 30	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	6	-20% Buffer	10% Participation Rate
5

	Nasdaq-100 Max 30	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	6	-30% Buffer	7.5% Participation Rate

	•The Fair Value calculation prior to the Cycle End Date for Cycle Investments that have a Cycle Start Date on or after November 13, 2023 continues to incorporate the Proportional Cap Rate.
	•The optional Return of Premium Death Benefit Rider is not available.
	•The optional Waiver of Surrender Charges Rider is not available.

Indiana	•The Fair Value calculation prior to the Cycle End Date for Cycle Investments that have a Cycle Start Date prior to December 22, 2023 continue to incorporate the Proportional Cap Rate.

Maryland
•The Fair Value calculation prior to the Cycle End Date for Cycle Investments that have a Cycle Start Date prior to December 22, 2023 continue to incorporate the Proportional Cap Rate.
•Bailout is 10 days.

Massachusetts	•The Fair Value calculation prior to the Cycle End Date for Cycle Investments that have a Cycle Start Date prior to January 19, 2024, continue to incorporate the Proportional Cap Rate.

Missouri	•The following Cycle Investments are not available:
	Index	Type of Index	Cycle Term	Minimum Limit on Index Loss (if held until end of Cycle Term)	Minimum Limit on Index Gains (for the life of the Cycle Investment)
	S&P500 Price Return Index	U.S. Large Cap Equities	1	-10% Buffer	2.5% Cap Rate
	S&P500	U.S. Large Cap Equities	6	-10% Buffer	10% Participation Rate
	MSCI EAFE	International Equities	1	-10% Buffer	5% Cap Rate
	MSCI EAFE	International Equities	6	-10% Buffer	10% Participation Rate
	Russell 2000	U.S. Small Cap Equities	1	-10% Buffer	5% Cap Rate
	Nasdaq-100 Max 30	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	1	-10% Buffer	5% Cap Rate
	Nasdaq-100 Max 30	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	1	-30% Buffer	7.5% Cap Rate
	Nasdaq-100 Max 30	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	6	-10% Buffer	10% Participation Rate
	Nasdaq-100 Max 30	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	6	-20% Buffer	10% Participation Rate
	Nasdaq-100 Max 30	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	6	-30% Buffer	7.5% Participation Rate

	•The Fair Value calculation prior to the Cycle End Date for Cycle Investments that have a Cycle Start Date on or after November 13, 2023 continues to incorporate the Proportional Cap Rate.
	•The optional Return of Premium Death Benefit Rider is not available.
6

	•The optional Waiver of Surrender Charges Rider is not available.

Nebraska	•The following Cycle Investments are not available:
	Index	Type of Index	Cycle Term	Minimum Limit on Index Loss (if held until end of Cycle Term)	Minimum Limit on Index Gains (for the life of the Cycle Investment)
	S&P500 Price Return Index	U.S. Large Cap Equities	1	-10% Buffer	2.5% Cap Rate
	S&P500	U.S. Large Cap Equities	6	-10% Buffer	10% Participation Rate
	MSCI EAFE	International Equities	1	-10% Buffer	5% Cap Rate
	MSCI EAFE	International Equities	6	-10% Buffer	10% Participation Rate
	Russell 2000	U.S. Small Cap Equities	1	-10% Buffer	5% Cap Rate
	Nasdaq-100 Max 30	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	1	-10% Buffer	5% Cap Rate
	Nasdaq-100 Max 30	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	1	-30% Buffer	7.5% Cap Rate
	Nasdaq-100 Max 30	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	6	-10% Buffer	10% Participation Rate
	Nasdaq-100 Max 30	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	6	-20% Buffer	10% Participation Rate
	Nasdaq-100 Max 30	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	6	-30% Buffer	7.5% Participation Rate

	•The Fair Value calculation prior to the Cycle End Date for Cycle Investments that have a Cycle Start Date on or after November 13, 2023 continues to incorporate the Proportional Cap Rate.
	•The optional Return of Premium Death Benefit Rider is not available.
	•The optional Waiver of Surrender Charges Rider is not available.
	•Bailout is 10 days.

New Jersey	•Bailout is 10 days.

Pennsylvania	•The Fair Value calculation prior to the Cycle End Date for Cycle Investments that have a Cycle Start Date prior to December 22, 2023 continue to incorporate the Proportional Cap Rate.

Utah	•The following Cycle Investments are not available:
	Index	Type of Index	Cycle Term	Minimum Limit on Index Loss (if held until end of Cycle Term)	Minimum Limit on Index Gains (for the life of the Cycle Investment)
	S&P500 Price Return Index	U.S. Large Cap Equities	1	-10% Buffer	2.5% Cap Rate
	S&P500	U.S. Large Cap Equities	6	-10% Buffer	10% Participation Rate
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	MSCI EAFE	International Equities	1	-10% Buffer	5% Cap Rate
	MSCI EAFE	International Equities	6	-10% Buffer	10% Participation Rate
	Russell 2000	U.S. Small Cap Equities	1	-10% Buffer	5% Cap Rate
	Nasdaq-100 Max 30	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	1	-10% Buffer	5% Cap Rate
	Nasdaq-100 Max 30	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	1	-30% Buffer	7.5% Cap Rate
	Nasdaq-100 Max 30	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	6	-10% Buffer	10% Participation Rate
	Nasdaq-100 Max 30	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	6	-20% Buffer	10% Participation Rate
	Nasdaq-100 Max 30	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	6	-30% Buffer	7.5% Participation Rate

	•The Fair Value calculation prior to the Cycle End Date for Cycle Investments that have a Cycle Start Date on or after November 13, 2023 continues to incorporate the Proportional Cap Rate.
	•The optional Return of Premium Death Benefit Rider is not available.
	•The optional Waiver of Surrender Charges Rider is not available.

Vermont	•The following Cycle Investments are not available:
	Index	Type of Index	Cycle Term	Minimum Limit on Index Loss (if held until end of Cycle Term)	Minimum Limit on Index Gains (for the life of the Cycle Investment)
	S&P500 Price Return Index	U.S. Large Cap Equities	1	-10% Buffer	2.5% Cap Rate
	S&P500	U.S. Large Cap Equities	6	-10% Buffer	10% Participation Rate
	MSCI EAFE	International Equities	1	-10% Buffer	5% Cap Rate
	MSCI EAFE	International Equities	6	-10% Buffer	10% Participation Rate
	Russell 2000	U.S. Small Cap Equities	1	-10% Buffer	5% Cap Rate
	Nasdaq-100 Max 30	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	1	-10% Buffer	5% Cap Rate
	Nasdaq-100 Max 30	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	1	-30% Buffer	7.5% Cap Rate
	Nasdaq-100 Max 30	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	6	-10% Buffer	10% Participation Rate
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	Nasdaq-100 Max 30	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	6	-20% Buffer	10% Participation Rate
	Nasdaq-100 Max 30	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	6	-30% Buffer	7.5% Participation Rate

	•The Fair Value calculation prior to the Cycle End Date for Cycle Investments that have a Cycle Start Date on or after November 13, 2023 continues to incorporate the Proportional Cap Rate.
	•The optional Return of Premium Death Benefit Rider is not available.
	•The optional Waiver of Surrender Charges Rider is not available.

Virginia	•The Fair Value calculation prior to the Cycle End Date for Cycle Investments that have a Cycle Start Date prior to December 22, 2023 continue to incorporate the Proportional Cap Rate.

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APPENDIX C – INDEX DISCLOSURES
The Cycle Investments track certain Securities Indices that are published by third parties. Midland National uses these Securities Indices under license from the Indices’ respective publishers. The following information about the Indices is included in this Prospectus in accordance with Midland National’s license agreements with the publishers of the Indices:
S&P 500® PRICE RETURN INDEX
Standard & Poor’s requires that the following disclaimer be included in this prospectus:
The Cycle Investments are not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”) or its third party licensors. Neither S&P nor its third party licensors makes any representation or warranty, express or implied, to the owners of the Contract or any member of the public regarding the advisability of investing in securities generally or in the Contract particularly or the ability of the S&P 500 Index (the “Index”) to track general stock market performance. S&P’s and its third party licensor’s only relationship to Midland National is the licensing of certain trademarks and trade names of S&P and the third party licensors and of the Index which is determined, composed and calculated by S&P or its third party licensors without regard to Midland National or the Contract. S&P and its third party licensors have no obligation to take the needs of Midland National or the owners of the Contract into consideration in determining, composing or calculating the Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Contract or the timing of the issuance or sale of the Contract or in the determination or calculation of the equation by which the Contract is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Contract.
NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE INDEX OR ANY DATA INCLUDED THEREIN WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.
The name “S&P 500 Index” is a trademark of Standard & Poor’s and has been licensed for use by Midland National.
MSCI EAFE PRICE RETURN INDEX
THE CYCLE INVESTMENT OPTIONS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY MIDLAND NATIONAL. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE CYCLE INVESTMENT OPTIONS OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN THE CYCLE INVESTMENT OPTIONS GENERALLY OR IN THE CYCLE INVESTMENT OPTIONS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE CYCLE INVESTMENT OPTIONS OR THE ISSUER OR OWNERS OF THE CYCLE INVESTMENT OPTIONS OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE CYCLE INVESTMENT OPTIONS OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE CYCLE INVESTMENT OPTIONS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE CYCLE INVESTMENT OPTIONS ARE REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE CYCLE INVESTMENT OPTIONS OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE CYCLE INVESTMENT OPTIONS. ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE CYCLE INVESTMENT OPTIONS, OWNERS OF THE CYCLE INVESTMENT OPTIONS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF
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ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
RUSSELL 2000 PRICE RETURN INDEX
The Cycle Investment Options are not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”). Russell makes no representation or warranty, express or implied, to the owners of the Cycle Investment Options or any member of the public regarding the advisability of investing in securities generally or in the Cycle Investment Options particularly or the ability of the Russell Index to track general stock market performance or a segment of the same. Russell’s publication of the Russell Index in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell Index is based. Russell’s only relationship to Midland National is the licensing of certain trademarks and trade names of Russell and of the Russell Index which is determined, composed and calculated by Russell without regard to Midland National or the Cycle Investment Options. Russell is not responsible for and has not reviewed the Cycle Investment Options nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Index. Russell has no obligation or liability in connection with the administration, marketing or trading of the Cycle Investment Options.
RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RUSSELL INDEX OR ANY DATA INCLUDED THEREIN AND RUSSELL SHALL HA VE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY MIDLAND NATIONAL, INVESTORS, OWNERS OF THE CYCLE INVESTMENT OPTIONS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE RUSSELL INDEX OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RUSSELL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HA VE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
NASDAQ-100 MAX 30™ INDEX
This Index does not include dividends paid by the underlying companies.
The Cycle Investment Options are not sponsored, endorsed, sold or promoted by Nasdaq, Inc. its affiliates, or Salt Financial LLC (together referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Cycle Investment Options. The Corporations make no representation or warranty, express or implied to the owners of the Cycle Investment Options or any member of the public regarding the advisability of investing in securities generally or in the Cycle Investment Options particularly, or the ability of the Nasdaq-100 Max 30™ Index (the “Index”) to track general stock market performance. The Corporations' only relationship to Midland National® Life Insurance Company (“Licensee”) is in the licensing of the Index and certain trade names of the Corporations and the use of the Index which is determined, composed and calculated by Nasdaq without regard to Licensee or the Cycle Investment Options. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Cycle Investment Options into consideration in determining, composing or calculating the Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Cycle Investment Options to be issued or in the determination or calculation of the equation by which the Cycle Investment Options are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Cycle Investment Options.
The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Index or any data included therein. The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, owners of the Cycle Investment Options, or any other person or entity from the use of the Index or any data included therein. The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.
Additional Information about the Nasdaq-100 Max 30TM Index
The Nasdaq-100 Max 30™ Index (the “Index”) is administered by Nasdaq, Inc. (the “Index Administrator”). The description of the Index contained in this Prospectus is based on rules formulated by the Index Administrator. The Index is the intellectual property of the Index Administrator, which reserves all rights with respect to its ownership of the Index, and has been licensed for use by Midland National Life Insurance Company in connection with the Contract. Index values are available through Nasdaq Global Index Watch (GIW) website under the symbol “NDXMAX30.” The Index is new and has limited performance history. The Index is subject to important risks. See “Risks Associated with the Indices” for a discussion of the risks affecting the Index.
The Index uses a rules-based methodology that, on each index trading day, selects a hypothetical weighting to its underlying index to track for that index trading day.
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The underlying index is the Nasdaq-100 Futures Excess ReturnTM Index (NDXNQER). The underlying index is composed of futures contracts that reference the performance of the Nasdaq-100 Index®, which itself tracks the performance of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market. The underlying index is an “excess return” index, meaning its return reflects the investment return of its component futures contract, but does not reflect any return on collateral associated with the purchase of such futures contracts. The underlying index is also administered by the Index Administrator.
On each index trading day, the Index’s allocation to the underlying index is rebalanced to target an annual volatility level of 30%. The Index leverages the truVol® Risk Control Engine developed by Salt Financial, which uses intraday data with the potential for same-day updates to dynamically adjust exposure on a daily basis. There is a time lag associated with the Index’s volatility targeting features. The lengths of the volatility look-back periods may not accurately capture the volatility trend of the underlying index. This could lead to greater or less exposure to the underlying index than would have been determined by an alternative measure.
The Index computes a target weight based upon a variance adjustment factor, a scalar, and the 30% volatility target level. The variance adjustment factor is intended to more closely align the actual realized variance of the Index to the targeted variance, because the actual realized volatility of the Index may differ from the targeted volatility. The scalar adjusts the target weight upward if the realized volatility of the underlying index for the prior 20 days exceeds its realized volatility for the prior 40 days. The target weight calculated is subject to a maximum daily change of 15% and an overall maximum weight of 300%.
The Index is comprised of units of the underlying index which are determined by the prior day’s final weight. The performance of the Index is based on the product of the change in the underlying index and the prior day’s number of units, subject to a daily deduction of 1% per annum times the prior day’s Index level.

The Index is described as tracking hypothetical portfolios of underlying assets because there is no actual portfolio of assets to which any investor in the Contracts is entitled or in which any investor has any ownership interest.

S&P 500 35% EDGE VOLATILITY 1% DECREMENT INDEX (USD) ER
The "The S&P 500 35% EDGE VOLATILITY 1% DECREMENT INDEX (USD) ER” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by Midland National. S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”);
Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); It is not possible to invest directly in an index. LiveWell Dynamic is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the LiveWell Dynamic or any member of the public regarding the advisability of investing in securities generally or in LiveWell Dynamic particularly or the ability of the The S&P 500 35% EDGE VOLATILITY 1% DECREMENT INDEX (USD) ER to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Midland National with respect to the The S&P 500 35% EDGE VOLATILITY 1% DECREMENT INDEX (USD) ER is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The The S&P 500 35% EDGE VOLATILITY 1% DECREMENT INDEX (USD) ER is determined, composed and calculated by S&P Dow Jones Indices without regard to Midland National or the LiveWell Dynamic. S&P Dow Jones Indices have no obligation to take the needs of Midland National or the owners of LiveWell Dynamic into consideration in determining, composing or calculating the The S&P 500 35% EDGE VOLATILITY 1% DECREMENT INDEX (USD) ER. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of LiveWell Dynamic. There is no assurance that investment products based on the The S&P 500 35% EDGE VOLATILITY 1% DECREMENT INDEX (USD) ER will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisory, commodity pool operator, broker dealer, fiduciary promoter” (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a)
or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice.
NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES AND [THIRD PARTY LICENSOR] SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES AND THIRD PARTY LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE LICENSEE’S PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES OR THIRD PARTY LICENSOR BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME
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OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE PRODUCT REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Invesco QQQ ETF
“Invesco Capital Management LLC (“ICM”) serves as sponsor of Invesco QQQ TrustSM, Series 1 (“Invesco QQQ ETF”) and Invesco Distributors, Inc. (“IDI”), an affiliate of ICM, serves as distributor for Invesco QQQ ETF. The mark “Invesco” is the property of Invesco Holding Company Limited and is used under license. That trademark and the ability to offer a product based on Invesco QQQ ETF have been licensed for certain purposes by Midland National Life Insurance Company ( “Licensee”). Products offered by Licensee are not sponsored, endorsed, sold or promoted by ICM or Invesco Holding Company Limited, and purchasers of such products do not acquire any interest in Invesco QQQ ETF nor enter into any relationship with ICM or its affiliates. ICM makes no representations or warranties, express or implied, to the owners of any products offered by Licensee. ICM has no obligation or liability for any errors, omissions, interruptions or use of Invesco QQQ ETF or any data related thereto, or with the operation, marketing trading or sale of any products or services offered by Licensee.”
Nasdaq®, Nasdaq-100®, and QQQ®, are registered trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by Invesco Capital Management LLC and sub-licensed to Licensee. The Product(s) have not been passed on by the Corporations as to their legality or suitability. The Product(s) are not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).
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APPENDIX D - FINANCIAL INTERMEDIARY VARIATIONS
Certain Contract features described in this Prospectus may vary or may not be available through your broker-dealer. These variations are reflected in your Contract and in riders or endorsements to your Contract. This Appendix describes variations in the availability of investment options, Contract benefits, and other Contract features described in this Prospectus - including restrictions, limitations, and other variations - which may apply depending on the broker-dealer through which the Contract is sold.

Please note that there may be other variations not included in this Appendix or otherwise described in this Prospectus. Variations may be imposed by some broker-dealers without our knowledge. For example, your financial professional may not recommend a particular investment option or Contract benefit to you. The broker-dealers through which the Contract is sold are unaffiliated with us and we request and rely on information they provide to us about financial intermediary variations. We have identified all financial intermediary variations that are known to us as of [ ], 2026 based on the information reported to us. However, because we are unaffiliated with the broker-dealers and must rely on information reported to us, we cannot obtain information about any other financial intermediary variations without unreasonable effort or expense.

You should discuss with your financial professional any limitations, restrictions, or other variations related to the investment options, Contract benefits or other Contract features available to you through your financial professional. Your financial professional may not be able to provide you with information regarding those Contract features, benefits, or options that your financial professional does not make available or recommend to you. Therefore, you may contact us directly at 1-866-747-3421.

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Financial Intermediary	Variation
Next Financial Group, Inc.	•Waiver of Surrender Charge Rider not available •Cycle Investments linked to S&P 500 35% Edge Volatility 1% Decrement Index (USD) ER not available
Ameritas Investment Corp	•Waiver of Surrender Charge Rider not available
Cetera Financial Specialists, LLC	•Waiver of Surrender Charge Rider not available
CUSO Financial Services, L.P.	•Waiver of Surrender Charge Rider not available •Cycle Investments linked to S&P 500 35% Edge Volatility 1% Decrement Index (USD) ER not available
Cetera Wealth Services, LLC	•Waiver of Surrender Charge Rider not available
Avantax Investment Services, Inc.	•Waiver of Surrender Charge Rider not available
LPL Financial LLC	•Waiver of Surrender Charge Rider not available •Cycle Investments linked to S&P 500 35% Edge Volatility 1% Decrement Index (USD) ER not available
Cetera Advisors LLC	•Waiver of Surrender Charge Rider not available
Cetera Investment Services LLC	•Waiver of Surrender Charge Rider not available
Cadaret, Grant & Co., Inc.	•Waiver of Surrender Charge Rider not available •Cycle Investments linked to S&P 500 35% Edge Volatility 1% Decrement Index (USD) ER not available
Stifel, Nicolaus & Company	•Waiver of Surrender Charge Rider not available
RBC Capital Markets, LLC	•Waiver of Surrender Charge Rider not available
Cetera Financial Group	•Waiver of Surrender Charge Rider not available
D.A. Davidson & Co.	•Waiver of Surrender Charge Rider not available
Stifel Independent Advisors, LLC	•Waiver of Surrender Charge Rider not available
Raymond James Financial Services, INC.	•Cycle Investments linked to Nasdaq-100 Max 30TM not available
Raymond James Financial Services, INC.	•Cycle Investments linked to S&P 500 35% Edge Volatility 1% Decrement Index (USD) ER not available
Raymond James Financial Services, INC.	•Cycle Investments linked to Nasdaq-100 Max 30TM not available
Raymond James Financial Services, INC.	•Cycle Investments linked to S&P 500 35% Edge Volatility 1% Decrement Index (USD) ER not available
Sorrento Pacific Financial, LLC	•Cycle Investments linked to S&P 500 35% Edge Volatility 1% Decrement Index (USD) ER not available
Western International Securities, Inc.	•Cycle Investments linked to S&P 500 35% Edge Volatility 1% Decrement Index (USD) ER not available

15

The Statement of Additional Information (SAI) can provide you with more detailed information about the Contract, Midland National
Life Insurance Company and the Midland National Life Separate Account C, including more information about commissions and distribution expenses. For more information about the Contract and/or a free copy of the SAI or prospectus, contact your registered representative or our Customer Service Center at:
Sammons Retirement Solutions
P.O. Box 9261
Des Moines, IA 50306-9261 (Regular Mail)

Sammons Retirement Solutions
8300 Mills Civic Parkway
West Des Moines, IA 50266-3833 (Overnight Mail)
Phone: (866) 747-3421
Facsimile: (866) 511-7038
Reports and other information about Midland National Life Insurance Company and Midland National Life Separate Account C are available on the Securities and Exchange Commission’s website at http://www.sec.gov. You may obtain copies of this information, upon your payment of a duplicating fee, by electronic request at this e-mail address: publicinfo@sec.gov.
EDGAR Contract Identifier No. C000228204; C000257470

STATEMENT OF ADDITIONAL INFORMATION FOR THE
LIVEWELL DYNAMIC ANNUITY CONTRACT
Flexible Premium Deferred Index-Linked Variable Annuity Contract
Issued by
MIDLAND NATIONAL LIFE INSURANCE COMPANY
(Through Midland National Life Separate Account C)
Our Customer Service Center:
P.O. Box 9261
Des Moines, IA 50306-9261
(866) 747-3421

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the LiveWell Flexible Premium Index-Linked and Variable Annuity Contract (“Contract”) issued by Midland National Life Insurance Company. You may obtain a free copy of the Prospectus dated May 1, 2026, by contacting us at our Customer Service Center using the above address and phone number. Terms used in the current Prospectus for the contract are incorporated in this document.
This statement of additional information is not a prospectus and should be read only in conjunction with the prospectus for the contract and the prospectuses for all of the Investment Portfolios currently available in the contract.
Dated May 1, 2026

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REGISTERED SEPARATE ACCOUNT AND THE COMPANY
The Depositor, Midland National Life Insurance Company, is a stock life insurance company. It was organized in 1906, in South Dakota, as a mutual life insurance company at that time named “The Dakota Mutual Life Insurance Company.” We were reincorporated as a stock life insurance company, in 1909. Our name “Midland” was adopted in 1925. We were redomesticated to Iowa in 1999. We are licensed to do business in 49 states, the District of Columbia, Puerto Rico, the Virgin Islands, Guam and the Mariana Islands.
We are regulated and supervised by the Iowa Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where we sell insurance and annuity contracts. We are engaged in a broad range of insurance and insurance-related activities.
Midland National is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons Enterprises has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.
The Registered Separate Account, Separate Account C, was established under the insurance laws of the State of South Dakota in March 1991 and is now governed by Iowa law. It is registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 as a unit investment trust.
SERVICES
Midland National keeps the assets of the Midland National Life Separate Accounts and holds all funds of the Separate Account. Midland National maintains the proceeds of shares of the underlying Investment Options purchased and sold through the Midland National Life Separate Accounts. Financial statements of each Investment Option within Midland National Life Separate Account C and Midland National Life Insurance Company are prepared by PricewaterhouseCoopers LLP, 699 Walnut Street, Suite 1300, Des Moines, IA 50309.
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THE CONTRACT
ENTIRE CONTRACT
The entire contract between you and us consists of the contract, the attached written application and any attached endorsements, riders, and amendments.
CHANGES TO THE CONTRACT
No one has the right to change any part of the contract or to waive any of its provisions unless the change is approved in writing by one of our officers. Only our President or Secretary may modify the contract.
We may change the contract without your consent to conform to state or federal laws or regulations. A change will be made by attaching an endorsement to the contract.
INCONTESTABILITY
We will not contest the contract.
MISSTATEMENT OF AGE OR SEX
If the age or sex of the annuitant has been misstated, we will adjust the amount of each annuity payment to whatever the applied value would have purchased at the correct age and sex.
Any underpayments made by us will be paid to the payee. Any overpayments made by us will be charged against benefits falling due after adjustment. All underpayments and overpayments will include interest at the rate required by the jurisdiction in which the contract is delivered.
NON-PARTICIPATING
The contract does not participate in the surplus or profits of the Company and the Company does not pay any dividends on it.
CLAIMS OF CREDITORS
To the extent permitted by law, no benefits payable based on the assets in the Separate Account under the contract to a beneficiary or payee are subject to the claims of creditors.
MINIMUM BENEFITS
The annuity payments, surrender values and death benefit under the contract are not less than the minimum required by the laws of the state in which the contract is delivered.

OWNERSHIP
The contract belongs to you. You have all rights granted by the contract, including the right to change owners and beneficiaries, subject to the rights of:
1)    Any assignee of record with us;
2)    Any irrevocable beneficiary; and
3)    Any restricted ownership.
We must receive written notice informing us of any change, designation or revocation. Once recorded, a change, designation or revocation takes effect as of the date the written notice was signed. However, we are not liable for payments made by us before we record the written notice. A change of owner may have adverse tax consequences.
ACCUMULATION UNIT VALUE
We determine Accumulation Unit Values for each Subaccount of our Separate Account at the end of each Valuation Period. The Accumulation Unit Value for each Subaccount was initially set at $10.00. The Accumulation Unit Value for any Business Day is equal to the Accumulation Unit Value for the preceding Business Day multiplied by the net investment factor for that Subaccount on that Business Day.
We determine the net investment factor for each Subaccount every Valuation Period by taking a) divided by b) minus c) where:
a)    Is the total of:
1)    The net asset value per share at the end of the current Valuation Period; plus
2)    Any dividend or capital gains per share reinvested during the current Valuation Period; plus
3)    Total accrued, but not yet reinvested, capital gains per share as of the current Valuation Period.
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b)    Is the net asset value plus the total accrued but not yet reinvested capital gains per share as of the preceding Valuation Period.
c)    Is the Separate Account Annual Expenses for each day in the current Valuation Period.
We reserve the right to subtract any other daily charge for taxes or amounts set aside as a reserve for taxes. Generally, this means that we would adjust unit values to reflect what happens to the Investment Portfolios, and also for any charges.

ANNUITY PAYMENTS
The amount of each fixed annuity payment will be set on the Maturity Date and will not subsequently be affected by the investment performance of the Investment Options.
ADJUSTED HISTORICAL PERFORMANCE DATA
Midland National may also disclose adjusted historical performance data for an Subaccount for periods before the Subaccount commenced operations, based on the assumption that the Subaccount was in existence before it actually was, and that the Subaccount had been invested in a particular Investment Portfolio that was in existence prior to the Subaccount’s commencement of operations. The Investment Portfolio used for these calculations will be the actual Investment Portfolio that the Subaccount will invest in.
Adjusted historical performance data of this type will be calculated as follows. First, the value of an assumed $1,000 investment in the applicable Investment Portfolio is calculated on a monthly basis by comparing the net asset value per share at the beginning of the month with the net asset value per share at the end of the month (adjusted for any dividend distributions during the month), and the resulting ratio is applied to the value of the investment at the beginning of the month to get the gross value of the investment at the end of the month. Second, that gross value is then reduced by a “contract charges” factor to reflect the charges imposed under the contract. The contract charges factor is calculated by taking the daily Separate Account asset charge. The total is then divided by 12 to get the monthly contract charges factor, which is then applied to the value of the hypothetical initial payment in the applicable Investment Portfolio to get the value in the Subaccount. The contract charges factor is assumed to be deducted at the beginning of each month. In this manner, the Ending Redeemable Value (“ERV”) of a hypothetical $1,000 initial payment in the Subaccount is calculated each month during the applicable period, to get the ERV at the end of the period. Third, that ERV is then utilized in the formulas above.
This type of performance data may be disclosed on both an average annual total return and a cumulative total return basis. Moreover, it may be disclosed assuming that the contract is not surrendered (i.e., with no deduction for the contingent deferred sales charge) and assuming that the contract is surrendered at the end of the applicable period (i.e., reflecting a deduction for any applicable contingent deferred sales charge).
FEDERAL TAX MATTERS
TAX-FREE EXCHANGES (SECTION 1035)
Midland National accepts premiums which are the proceeds of a contract in a transaction qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code (“Code”).
We also accept “rollovers” from contracts qualifying as individual retirement annuities or accounts (IRAs), or any other qualified contract which is eligible to “roll-over” into an IRA. The Company differentiates between non-qualified contracts and IRAs to the extent necessary to comply with federal tax laws. In all events, a tax adviser should be consulted with and relied upon before you effect an exchange or a rollover.
REQUIRED DISTRIBUTIONS
In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code requires any non-qualified contract to provide that (a) if any owner dies on or after the annuity date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner’s death; and (b) any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed (1) within five years after the date of that owner’s death, or (2) as Annuity payments which will begin within one year of that owner’s death and which will be made over the life of the owner’s “designated beneficiary” or over a period not extending beyond the life expectancy of that beneficiary. The owner’s “designated beneficiary” is the person to whom ownership of the contract passes by reason of death and must be a natural person. However, if the owner’s designated beneficiary is the surviving spouse of the owner, the contract may be continued with the surviving spouse as the new owner.
The non-qualified contracts contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise.
Other rules may apply to qualified contracts.
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NON-NATURAL PERSON OWNERS
If a non-natural person (e.g., a corporation or a trust) owns a non-qualified contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year.
There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.
The tax discussion in the prospectus and herein generally applies to contracts owned by natural persons.
DIVERSIFICATION REQUIREMENTS
The Code requires that the investments of each Subaccount of the Separate Account underlying the contracts be “adequately diversified” in order for the contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each Subaccount, through the fund company in which it invests, will satisfy these diversification requirements.
OWNER CONTROL
In some circumstances, owners of variable contracts who retain control over the investment of the underlying Separate Account assets may be treated as owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, we believe that the owner of a contract should not be treated as the owner of the Separate Account assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying Separate Account assets.

TAXATION OF QUALIFIED CONTRACTS
The tax rules applicable to qualified contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a qualified contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.
Individual Retirement Accounts and Annuities (IRAs), as defined in Section 408 of the Code, permit individuals to make annual contributions of up to the lesser of a specific dollar amount or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income and whether the individual is a participant in a qualified plan. Distributions from certain retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1⁄2, unless certain exceptions apply.
Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. The owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other converted amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1⁄2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.
The Setting Every Community Up for Retirement Enhancement Act of 2019 and 2022 (collectively, the “Secure Act”) made changes to the required minimum distribution rules. Under the Secure Act, the age on which required minimum distributions generally must begin is based on the individual’s applicable age. If the individual attains (1) age 70 1/2 before 2020, the applicable age is 70 1/2; (2) age 72 during or after 2020 but before 2023, the applicable age is 72; (3) age 72 during or after 2023 and age 73 before 2033, the applicable age is 73; or (4) age 74 after 2032, the applicable age is 75.
The Secure Act also provides that for qualified contract owners who die after January 1, 2020 that any designated beneficiary who is not an “eligible designated beneficiary” must withdraw the entire account value by the end of the tenth year following the year of death. This rule applies regardless of whether required minimum distributions have begun.

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DISTRIBUTION OF THE CONTRACTS
The contracts will be offered on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering.
Sammons Financial Network, LLC. (“Sammons Financial Network”) serves as principal underwriter for the contracts. Sammons Financial Network is a Delaware limited liability company and its principal office is located at 8300 Mills Civic Parkway, West Des Moines, IA 50266. Sammons Financial Network is an indirect, wholly owned subsidiary of Sammons Enterprises, Inc. of Dallas, Texas, which in turn is the ultimate parent company of Midland National Life Insurance Company. Sammons Financial Network is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA, Inc. Sammons Financial Network offers the contracts through its registered representatives. Sammons Financial Network also may enter into selling agreements with other broker-dealers (“selling firms”) and compensates them for their services. Registered representatives, who offer contracts, are appointed as insurance agents for Midland National Life Insurance Company.
We intend to pay a distribution allowance to Sammons Financial Network of 1.50% of total premiums received on LiveWell Dynamic Annuity.
Sammons Financial Network or its affiliates via expense sharing agreements will pay the advertising and sales expenses related to the distribution of the contracts.
We and/or Sammons Financial Network may pay certain selling firms additional amounts for:
•    participation in their marketing programs, which may include marketing services and increased access to their sales representatives;
•    sales promotions relating to the contracts;
•    costs associated with sales conferences and educational seminars for their sales representatives; and
•    other sales expenses incurred by them.
We may pay flat dollar amounts to certain selling firms. Our sales and marketing personnel may be permitted to attend selling firm’s annual, sales, and other conferences and/or may be given booth time, speaking time, or access to lists of the selling firm’s registered representatives.
We and/or Sammons Financial Network may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.
SAFEKEEPING OF ACCOUNT ASSETS
Title to assets of the Separate Account is held by Midland National. The assets are held separate and apart from our Fixed Account assets. Records are maintained of all premiums and redemptions of Investment Portfolio shares held by each of the Subaccounts.
STATE REGULATION
Midland National is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain contract rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the contracts will be modified accordingly.
RECORDS AND REPORTS
All records and accounts relating to the Separate Account will be maintained by Midland National. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under that Act or by any other applicable law or regulation will be sent to owners semi-annually at their last known address of record.

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FAIR VALUE FORMULAS FOR CYCLE INVESTMENTS
We compute the Cycle Investment Unit Value using the Fair Value.
For Cycle Investments with a Cap Rate Crediting Type.
For Cycle Investments that have a Cycle Start Date prior to November 13, 2023:
The Cycle Business Day’s Cycle Investment Unit Value will equal the Fair Value per Cycle Values outstanding (see A Below) subject to the maximum Cycle Investment Unit Value Cap, which is adjusted for the Proportional Cap Rate (see B below).
A.    Cycle Business Day Fair Value per Cycle Units outstanding
The Cycle Business Day Fair Value per Cycle Units outstanding equals the Cycle’s Fair Value divided by the total number of Cycle Investment Units outstanding, each as of that day.
B.    Cycle Business Day maximum Cycle Investment Unit Value, which is adjusted for the Proportional Cap Rate
If the Cycle Business Day Fair Value per Cycle Units outstanding is greater than the Initial Cycle Investment Unit Value (i.e., $10.00), we determine the Cycle Business Day maximum Cycle Investment Unit Value, which is adjusted for the Proportional Cap Rate. The Cycle Business Day maximum Cycle Investment Unit Value, which is adjusted for the Proportional Cap Rate equals: (i) the Initial Cycle Investment Unit Value multiplied by (ii) one plus the Proportional Cap Rate. The Proportional Cap Rate is equal to the (i) the Cap Rate multiplied by (ii) the number of days lapsed during the Cycle Term divided by the number of days in the Cycle Term.
For Cycle Investments that have a Cycle Start Date on or after November 13, 2023:
The Cycle Business Day’s Cycle Investment Unit Value will equal the Fair Value per Cycle Values outstanding.
The Cycle Business Day Fair Value per Cycle Units outstanding equals the Cycle’s Fair Value divided by the total number of Cycle Investment Units outstanding, each as of that day.
The Floor Rate and the Buffer Rate do not apply during the Cycle Term prior to the Cycle End Date. Thus, there is no protection against any decrease in value of the Cycle Investment for withdrawals during the Cycle Term prior to the Cycle End Date.
On the Cycle End Date. For each Cycle Investment, we determine the Cycle Investment Unit Value on its Cycle End Date based on the change in the Index Value (see A below), the Cap Rate, and the Floor Rate or the Buffer Rate, as applicable. As of the Cycle End Date, we compute the Cycle End Date Initial Unit Value (see B below). The Cycle End Date Unit Value will equal the Cycle End Date Initial Unit Value subject to the Cycle End Date Unit Value Cap (see C below) and the Cycle End Date Unit Value Floor for Cycles Investments with Floor Rates (see D below) and the Cycle End Date Unit Value Cap (see C below) and the Buffer Rate (see E below) for Cycle Investments with Buffer Rates (see E below),
A.    Change in the Index Value
The change in Index Value equals:
1)    The last reported value of the Index on the Cycle End Date, minus the last reported value of the Index on the Cycle Start Date, divided by
2)    The last reported value of the Index on the Cycle Start Date.
B.    Cycle End Date Initial Unit Value
The Cycle End Date’s initial Unit Value equals:
1)    The initial Unit Value multiplied by
2)    One plus the Change in Index Value, computed as set forth in A above.
C.    Cycle End Date Unit Value Cap
The Cycle End Date’s Unit Value Cap equals the Initial Cycle Investment Unit Value multiplied by one plus the Cap Rate.
D.    Cycle End Date Unit Value Floor
The Cycle End Date Unit Value Floor equals the Initial Cycle Investment Unit Value multiplied by one plus the Floor Rate (which is a negative number).
E.    Cycle End Date Unit Value Buffer
The Cycle End Date Unit Value Buffer equals any negative change in the Index Value offset by the Buffer Rate. If there is negative change of less than the Buffer Rate, then impact is 0% to Unit Value. If there is negative change greater than the Buffer Rate, then the Cycle End Date Unit Value Buffer is the Initial Cycle Investment Unit Value multiplied by one plus the difference between the change and the Buffer Rate (which is a negative number).

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For Cycle Investments with a Participation Rate Crediting Type. The Cycle Business Day’s Cycle Investment Unit Value will equal the Fair Value per Cycle Values outstanding:
Cycle Business Day Fair Value per Cycle Units outstanding
The Cycle Business Day Fair Value per Cycle Units outstanding equals the Cycle’s Fair Value divided by the total number of Cycle Investment Units outstanding, each as of that day.
The Floor Rate and the Buffer Rate do not apply during the Cycle Term prior to the Cycle End Date. Thus, there is no protection against any decrease in value of the Cycle Investment for withdrawals during the Cycle Term prior to the Cycle End Date.
On the Cycle End Date. For each Cycle Investment, we determine the Cycle Investment Unit Value on its Cycle End Date based on the change in the Index Value (see A below), the Participation Rate, and the Floor Rate or the Buffer Rate, as applicable. The Cycle End Date Unit Value will be determined with reference to the Participation Rate (see B below) if there is Index gain. The Cycle End Date Unit Value will equal the Initial Unit Value subject to the Cycle End Date Unit Value Buffer (see C below),
A.Change in the Index Value
The change in Index Value equals:
1.The last reported value of the Index on the Cycle End Date, minus the last reported value of the Index on the Cycle Start Date, divided by
2.The last reported value of the Index on the Cycle Start Date.
B.Maturity unit value – Index gain
If the Change in Index Value, computed as set forth in A above, is greater than or equal to 0, the Cycle End Date’s Unit Value equals:
1.The initial Unit Value multiplied by
2.One plus
3.The Change in Index Value, computed as set forth in A above, multiplied by the Participation Rate.
C.Cycle End Date Unit Value Buffer
The Cycle End Date Unit Value Buffer equals any negative change in the Index Value offset by the Buffer Rate. If there is negative change of less than the Buffer Rate, then impact is 0% to Unit Value. If the Index performance is between 0% and the Buffer Rate, then impact is 0% to Unit Value. If the Index performance is less than the Buffer Rate, then the Cycle End Date Unit Value Buffer is the Initial Cycle Investment Unit Value multiplied by one plus the difference between the change and the Buffer Rate (which is a negative number).

For Cycle Investments with a Trigger Rate Crediting Type. The Cycle Business Day’s Cycle Investment Unit Value will equal the Fair Value per Cycle Values outstanding:
Cycle Business Day Fair Value per Cycle Units outstanding
The Cycle Business Day Fair Value per Cycle Units outstanding equals the Cycle’s Fair Value divided by the total number of Cycle Investment Units outstanding, each as of that day.
The Buffer Rate does not apply during the Cycle Term prior to the Cycle End Date. Thus, there is no protection against any decrease in value of the Cycle Investment for withdrawals during the Cycle Term prior to the Cycle End Date.
The Cycle End Date Unit Value will be determined with reference to the Change in the Index Value over the Cycle Term (See B below), the Trigger Point (See C below), and the Buffer Rate (see D below) if there is a negative Change in Index Value.

A.Initial Cycle Investment Unit Value:
1.The Initial Cycle Investment Unit Value = $10
B. Change in the Index Value:
The Change in the Index Value equals:
1.The last reported value of the Index on the Cycle End Date, minus the last reported value of the Index on the Cycle Start Date, divided by.
2.The last reported Value of the Index on the Cycle Start Date.
C. Trigger Point
If the Change in Index Value, as computed in (B) above. is greater than or equal to the Trigger Point, the Cycle End Date’s Unit Value equals:
1.The Initial Unit Value multiplied by
2.One plus the Trigger Rate
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If the Change in the Index Value, as computed in (B) above, is less than the Trigger Point and greater than or equal to the Buffer Rate, then the Cycle End Date Unit Value equals:
1.The Initial Cycle Investment Unit Value ($10).
D. Buffer Rate
1.If the Change in Index Value, as computed in (B) above, is less than the Buffer Rate (i.e. is a loss greater than the Buffer Rate) then the Cycle End Date Unit Value equals
2.The Initial Unit Value ($10) multiplied by
3.One plus the quantity of the Change in Index Value minus
4.The Buffer Rate (which is a negative value)..
Reporting. For each Cycle Investment in which you invest, we will make electronically available to you on each Cycle Business Day (i) the number of Cycle Investment Units credited to your Cycle Investment(s) and (ii) the Cycle Investment Unit Value on the Business Day preceding the Cycle Business Day.
At least once each year, we will send you a report containing information required by applicable state law and the following:
1)    The beginning date and end date for the reporting period;
2)    For each Cycle Investment in which you invested during the reporting period;
a)    The Start Date, Cycle Term, Floor Rate or Buffer Rate, Crediting Type (ie. Cap Rate, Participation Rate, or Trigger Rate), and the value of the Index on the Start Date, and if there was a Cycle End Date, the value of the Index on the Cycle End Date;
b)    The number of Cycle Investment Units credited to the Contract (i) at the beginning of the reporting period, and (ii) on the Cycle Business Day immediately prior to the date of the report;
c)    The number of Cycle Investment Units redeemed and the Cycle Investment Unit Value in connection with each withdrawal made during the current reporting period;
d)    The Cycle Investment Unit Value (i) at the beginning of the reporting period, and (ii) on the Cycle Business Day immediately prior to the date of the report;
3)    The Index price for each Cycle Investment on the Start Date and, at the end of the current report period.
We have contracted with S&P Global Market Intelligence, an independent analytics firm, to be the Fair Value Calculation Agent to compute the Fair Value of a Cycle Investment Unit each Business Day during a Cycle Term. The Fair Value reflects the current value of financial instruments that would provide a return equal to the change in Index Value at the end of the Cycle Term subject to the Cap Rate/Participation Rate/Trigger Rate and subject to the Floor Rate/Buffer Rate. The Fair Value is based on a variety of factors considered by the Fair Value Calculation Agent, which include the change in the Index Value from the Cycle Start Date, volatility of the Index, changes in prevailing interest rates, dividend yield on the index, changes in index level, and the time remaining until the Cycle End Date. Each of these factors is included in the applicable formulas for the Cycle Investment set forth below. The Fair Value is determined using these formulas which are based on the economic value of hypothetical investments at the time of the valuation designed to match the Cycle Investment Value at the Cycle End Date.
The value of each of these financial instruments is determined by the Fair Value Calculation Agent using standard financial industry calculations. The call and put options are all valued using the Black-Scholes option valuation formula. The value of the zero-coupon bond is determined by a present value of the maturity value at an applicable interest rate. For the derivatives valuation the we use a proxy risk-free interest rate (currently SOFR Rates). For Cycle Investments that have a Cycle Start Date before November 13, 2023 the bond discount rate is a proxy for the risk-free interest rate (currently SOFR rates). For Cycle Investments that have a Cycle Start Date on or after November 13, 2023 the bond discount rate is a proxy for the appropriate credit rate (currently SOFR plus a spread).
Calculation of Fair Value for Cycle Investments with a Floor Rate and a Cap Rate:
The Fair Value Calculation Agent uses five hypothetical financial instruments to determine the Fair Value of a Cycle Investment during the Cycle Term. These hypothetical financial instruments are constructed to produce a return equal to the proceeds payable on a Cycle Investment on its Cycle End Date. These financial instruments are:
1)    A zero-coupon bond with a maturity date equal to the Cycle End Date, plus;
2)    An at-the-money call option. This is an option to buy a position in the Index on the Cycle End Date at a strike price equal to the price of the Index on the Cycle Start Date, less;
3)    An at-the-money put option. This is an option to sell a position in the Index on the Cycle End Date at a strike price equal to the price of the Index on the Cycle Start Date, less;
4)    An out-of-the-money call option. This is an option to buy a position in the Index on the Cycle End Date at a strike price equal to the price of the Index on the Cycle Start Date times (1 + Cap Rate), plus;
5)    An out-of-the-money put option. This is an option to sell a position in the Index on the Cycle End Date at a strike price equal to the price of the Index on the Cycle Start Date times (1 + Floor Rate (which is a negative number)).
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The formulas for the above components are:
1)    Zero coupon bond = (Maturity Value) / [(1 + d)^T]
Whereas; d = the discount interest rate for the term T and T = time until Cycle End Date
2)    Black-Scholes formula for a call option = Ste-yTN(d1) – Ke-rTN(d2); where
d1 = [ln(St/K) + (r—y + σ2/2)T] / σ√T
d2 = d1 – σ√T
Below are the inputs to calculate the at-the-money call option:
St = the index level at the time of the valuation
S0 = the starting index level
K= strike price which is equal to S0(1 - Floor Rate)
N(x) = is cumulative probability function for the standard normal distribution r = risk free rate for term T less the annual dividend yield on the index
y = dividend yield
T = time until Cycle End Date
σ = volatility of an at-the-money call option on the index that reflects the moneyness and term T at the time of the valuation
3)    Black-Scholes formula for a put option = Ke-rTN(-d2) – Ste-yTN(-d1); where
d1 = [ln(St/K) + (r—y + σ2/2)T] / σ√T
d2 = d1 – σ√T

Below are the inputs to calculate the at-the-money put option:
St = the index level at the time of the valuation
S0 = the starting index level
K= strike price which is equal to S0(1 - Floor Rate)
N(x) = is cumulative probability function for the standard normal distribution r = risk free rate for term T less the annual dividend yield on the index
y = dividend yield
T = time until Cycle End Date
σ = volatility of an at-the-money call option on the index that reflects the moneyness and term T at the time of the valuation
4)    Black-Scholes formula for a call option = Ste-yTN(d1) – Ke-rTN(d2); where
d1 = [ln(St/K) + (r—y + σ2/2)T] / σ√T
d2 = d1 – σ√T

Below are the inputs to calculate the out-of-the-money call option:
St = the index level at the time of the valuation
S0 = the starting index level
K= strike price which is equal to S0(1 - Floor Rate)
N(x) = is cumulative probability function for the standard normal distribution r = risk free rate for term T less the annual dividend yield on the index
y = dividend yield
T = time until Cycle End Date
σ = volatility of an at-the-money call option on the index that reflects the moneyness and term T at the time of the valuation
5)    Black-Scholes formula for a put option = Ke-rTN(-d2) – Ste-yTN(-d1); where
d1 = [ln(St/K) + (r—y + σ2/2)T] / σ√T
d2 = d1 – σ√T
Below are the inputs to calculate the out-of-the-money put option:
St = the index level at the time of the valuation
S0 = the starting index level
K= strike price which is equal to S0(1 - Floor Rate)
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N(x) = is cumulative probability function for the standard normal distribution r = risk free rate for term T less the annual dividend yield on the index
y = dividend yield
T = time until Cycle End Date
σ = volatility of an at-the-money call option on the index that reflects the moneyness and term T at the time of the valuation

Calculation of Fair Value for Cycle Investments with a Buffer Rate and a Cap Rate:
The Fair Value Calculation Agent uses four hypothetical financial instruments to determine the Fair Value of a Cycle Investment during the Cycle Term. These hypothetical financial instruments are constructed to produce a return equal to the proceeds payable on a Cycle Investment on its Cycle End Date. These financial instruments are:
1)    A zero-coupon bond with a maturity date equal to the Cycle End Date, plus;
2)    An at-the-money call option. This is an option to buy a position in the Index on the Cycle End Date at a strike price equal to the price of the Index on the Cycle Start Date, less;
3)    An out-of-the-money call option. This is an option to buy a position in the Index on the Cycle End Date at a strike price equal to the price of the Index on the Cycle Start Date times (1 + Cap Rate), less;
4)    An out-of-the-money put option. This is an option to sell a position in the Index on the Cycle End Date at a strike price equal to the price of the Index on the Cycle Start Date times (1 + Buffer Rate (which is a negative number)).

The formulas for the above components are:
1)    Zero coupon bond = (Maturity Value) / [(1 + d)^T]
Whereas; d = the discount rate for term T (prevailing risk free rate, currently SOFR rate, for term T) and T = time until Cycle End Date
2)    Black-Scholes formula for a call option = Ste-yTN(d1) – Ke-rTN(d2); where
d1 = [ln(St/K) + (r—y + σ2/2)T] / σ√T
d2 = d1 – σ√T

Below are the inputs to calculate the at-the-money call option:
St = the index level at the time of the valuation
S0 = the starting index level
K= strike price which is equal to S0(1 - Floor Rate)
N(x) = is cumulative probability function for the standard normal distribution r = risk free rate for term T less the annual dividend yield on the index
y = dividend yield
T = time until Cycle End Date
σ = volatility of an at-the-money call option on the index that reflects the moneyness and term T at the time of the valuation
3)    Black-Scholes formula for a call option = Ste-yTN(d1) – Ke-rTN(d2); where
d1 = [ln(St/K) + (r—y + σ2/2)T] / σ√T
d2 = d1 – σ√T

Below are the inputs to calculate the out-of-the-money call option:
St = the index level at the time of the valuation
S0 = the starting index level
K= strike price which is equal to S0(1 - Floor Rate)
N(x) = is cumulative probability function for the standard normal distribution r = risk free rate for term T less the annual dividend yield on the index
y = dividend yield
T = time until Cycle End Date
σ = volatility of an at-the-money call option on the index that reflects the moneyness and term T at the time of the valuation
12

4)    Black-Scholes formula for a put option = Ke-rTN(-d2) – Ste-yTN(-d1); where
d1 = [ln(St/K) + (r—y + σ2/2)T] / σ√T
d2 = d1 – σ√T
Below are the inputs to calculate the out-of-the-money put option:
St = the index level at the time of the valuation
S0 = the starting index level
K= strike price which is equal to S0(1 - Floor Rate)
N(x) = is cumulative probability function for the standard normal distribution r = risk free rate for term T less the annual dividend yield on the index
y = dividend yield
T = time until Cycle End Date
σ = volatility of an at-the-money call option on the index that reflects the moneyness and term T at the time of the valuation

Calculation of Fair Value for Cycle Investments with a Buffer Rate and a Participation Rate:
The Fair Value Calculation Agent uses three hypothetical financial instruments to determine the Fair Value of a Cycle Investment during the Cycle Term. These hypothetical financial instruments are constructed to produce a return equal to the proceeds payable on a Cycle Investment on its Cycle End Date. These financial instruments are:
1)    A zero-coupon bond with a maturity date equal to the Cycle End Date, plus;
2)    An at-the-money call option for an amount equal to the Participation Rate. This is an option to buy a position in the Index on the Cycle End Date at a strike price equal to the price of the Index on the Cycle Start Date, less;
3)    An out-of-the-money put option. This is an option to sell a position in the Index on the Cycle End Date at a strike price equal to the price of the Index on the Cycle Start Date times (1 + Buffer Rate (which is a negative number)). .

The formulas for the above components are:
1)    Zero coupon bond = (Maturity Value) / [(1 + d)^T]
Whereas; d = the discount rate for term T and T = time until Cycle End Date
2)    Black-Scholes formula for a call option times the Participation Rate = Ste-yTN(d1) – Ke-rTN(d2); where
d1 = [ln(St/K) + (r—y + σ2/2)T] / σ√T
d2 = d1 – σ√T

St = the index level at the time of the valuation
S0 = the starting index level
K= strike price which is equal to S0(1 - Floor Rate)
N(x) = is cumulative probability function for the standard normal distribution r = risk free rate for term T less the annual dividend yield on the index
y = dividend yield
T = time until Cycle End Date
σ = volatility of an at-the-money call option on the index that reflects the moneyness and term T at the time of the valuation
3)    Black-Scholes formula for a put option = Ke-rTN(-d2) – Ste-yTN(-d1); where
d1 = [ln(St/K) + (r—y + σ2/2)T] / σ√T
d2 = d1 – σ√T

Below are the inputs to calculate the out-of-the-money put option:
St = the index level at the time of the valuation
S0 = the starting index level
K= strike price which is equal to S0(1 - Floor Rate)
N(x) = is cumulative probability function for the standard normal distribution r = risk free rate for term T less the annual dividend yield on the index
y = dividend yield
13

T = time until Cycle End Date
σ = volatility of an at-the-money call option on the index that reflects the moneyness and term T at the time of the valuation

Calculation of Fair Value for Cycle Investments with a Buffer Rate and a Trigger Rate:
The Fair Value Calculation Agent uses three hypothetical financial instruments to determine the Fair Value of a Cycle Investment during the Cycle Term. These hypothetical financial instruments are constructed to produce a return equal to the proceeds payable on a Cycle Investment on its Cycle End Date. These financial instruments are:
1)    A zero-coupon bond with a maturity date equal to the Cycle End Date, plus;
2)    A binary call option multiplied by the the Trigger Rate. The binary call option pays out $1 if the price of the Index at the Cycle End date is greater than or equal to the strike price which equals the price of the Index on the Cycle Start Date multiplied by (1 + Trigger Point (which may be a negative number)),less;
3)    An out-of-the-money put option. This is an option to sell a position in the Index on the Cycle End Date at a strike price equal to the price of the Index on the Cycle Start Date times (1 + Buffer Rate (which is a negative number)).

The formulas for the above components are:
1)    Zero coupon bond = (Maturity Value) / [(1 + d)^T]
Whereas; d = the discount rate for term T and T = time until Cycle End Date
2) Black-Scholes-Merton formula for a binary call option = e-rTN(d2); where
d1 = [ln(St/K) + (r – y + σ2/2)T] / σ√T
d2 = d1 – σ√T

Below are the inputs to calculate the at-the-money binary call option:
St = the index level at the time of the valuation
S0 = the starting index level
K= strike price which is equal to S0
N(x) = is cumulative probability function for the standard normal distribution
r = continuous risk free rate for term T
y = dividend yield
T = time until Cycle End Date
σ = volatility of call option on the index for the moneyness at time of valuation

3)    Black-Scholes formula for a put option = Ke-rTN(-d2) – Ste-yTN(-d1); where
d1 = [ln(St/K) + (r—y + σ2/2)T] / σ√T
d2 = d1 – σ√T

Below are the inputs to calculate the out-of-the-money put option:
St = the index level at the time of the valuation
S0 = the starting index level
K= strike price which is equal to S0(1 - Floor Rate)
N(x) = is cumulative probability function for the standard normal distribution r = risk free rate for term T less the annual dividend yield on the index
y = dividend yield
T = time until Cycle End Date
σ = volatility of an out-of-the-money put option on the index that reflects the amount of the Buffer rate on the index for the moneyness at the time of the valuation

The following examples illustrate the Fair Value calculation if the Index performance increases or decreases at various times during the Cycle Term. The examples are perfumed on a unit value basis with a starting unit value of $10. The examples also show the impact of surrender charges upon a full withdrawal from the Cycle Investment assuming no prior withdrawals.
14

Examples Fair Value Per Cycle Investment Unit: 6-Year Cycle; -10% Floor; Cap Rate Crediting Type with a Cycle State Date prior to November 13, 2023.

Component	6-Year Cycle; -10% Floor	6-Year Cycle; -10% Floor
Cycle Term (in months)	72	72
Valuation Date (months since Cycle Start Date)	12	66
Cap Rate	70%	70%
Time to End Date (in months)	60	6

Assuming Change in Index Value -40% (for example from 1,000 to 600)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.44	$9.83
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.34	$0.00
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$3.13	$3.87
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$2.48	$2.89
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$8.13	$8.85
7) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$11.17	$16.42
Cycle Investment Unit Value = Lessor 6) and 7)	$8.13	$8.85
Percentage Change in Contract Value as a result of Fair Value adjustment	-18.67%	-11.49%
Surrender Charge	$0.50	$0.24
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$7.63	$8.62

Assuming Change in Index Value -10% (for example from 1,000 to 900)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.44	$9.83
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$1.58	$0.22
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$1.54	$1.10
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.07	$0.00
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$1.16	$0.50
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$9.57	$9.45
7) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$11.17	$16.42
Cycle Investment Unit Value = Lessor 6) and 7)	$9.57	$9.45
Percentage Change in Contract Value as a result of Fair Value adjustment	-4.27%	-5.49%
Surrender Charge	$0.60	$0.25
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$8.97	$9.20

Assuming Change in Index Value +10% (for example from 1,000 to 1,100)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.44	$9.83
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$2.86	$1.31
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$0.93	$0.21
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.31	$0.00
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.69	$0.06
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$10.75	$11.00
7) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$11.17	$16.42
Cycle Investment Unit Value = Lessor 6) and 7)	$10.75	$11.00
Percentage Change in Contract Value as a result of Fair Value adjustment	7.53%	9.96%
Surrender Charge	$0.68	$0.30
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$10.07	$10.70

Assuming Change in Index Value +40% (for example from 1,000 to 1,400)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.44	$9.83
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$5.19	$4.09
15

3) Fair Value of hypothetical at-the-money put option (ATM Put)	$0.44	$0.01
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$1.22	$0.02
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.32	$0.00
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$12.30	$13.90
7) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$11.17	$16.42
Cycle Investment Unit Value = Lessor 6) and 7)	$11.17	$13.90
Percentage Change in Contract Value as a result of Fair Value adjustment	11.67%	38.98%
Surrender Charge	$0.71	$0.39
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$10.46	$13.51

Input Values used above as follows
Bond discount rate	3.44%	3.44%
Annual dividend yield	1.18%	1.18%
Risk free rate	3.44%	3.44%
ATM Call volatility	20.84%	20.84%
ATM Put volatility	20.84%	20.84%
OTM Call volatility	14.20%	14.20%
OTM Put volatility	21.98%	21.98%
Examples Fair Value Per Cycle Investment Unit: 3-Year Cycle; -10% Floor; Cap Rate Crediting Type with a Cycle State Date prior to November 13, 2023.

Component	3-Year Cycle; -10% Floor	3-Year Cycle; -10% Floor
Cycle Term (in months)	36	36
Valuation Date (months since Cycle Start Date)	12	30
Cap Rate	30%	30%
Time to End Date (in months)	24	6

Assuming Change in Index Value -40% (for example from 1,000 to 600)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.36	$9.84
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.03	$0.00
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$3.53	$3.87
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$2.67	$2.89
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$8.53	$8.85
7) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$11.00	$12.50
Cycle Investment Unit Value = Lessor 6) and 7)	$8.53	$8.85
Percentage Change in Contract Value as a result of Fair Value adjustment	-14.65%	-11.46%
Surrender Charge	$0.53	$0.47
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$8.01	$8.38

Assuming Change in Index Value -10% (for example from 1,000 to 900)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.36	$9.84
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.71	$0.18
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$1.28	$1.07
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.04	$0.00
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.84	$0.48
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$9.59	$9.43
7) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$11.00	$12.50
Cycle Investment Unit Value = Lessor 6) and 7)	$9.59	$9.43
Percentage Change in Contract Value as a result of Fair Value adjustment	-4.13%	-5.75%
16

Surrender Charge	$0.60	$0.51
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$8.99	$8.92

Assuming Change in Index Value +10% (for example from 1,000 to 1,100)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.36	$9.84
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$1.90	$1.27
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$0.52	$0.17
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.36	$0.03
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.32	$0.05
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$10.71	$10.96
7) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$11.00	$12.50
Cycle Investment Unit Value = Lessor 6) and 7)	$10.71	$10.96
Percentage Change in Contract Value as a result of Fair Value adjustment	7.06%	9.57%
Surrender Charge	$0.68	$0.60
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$10.03	$10.36

Assuming Change in Index Value +40% (for example from 1,000 to 1,400)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.36	$9.84
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$4.42	$4.08
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$0.11	$0.00
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$1.94	$1.27
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.07	$0.00
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$11.80	$12.65
7) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$11.00	$12.50
Cycle Investment Unit Value = Lessor 6) and 7)	$11.00	$12.50
Percentage Change in Contract Value as a result of Fair Value adjustment	10.00%	25.00%
Surrender Charge	$0.70	$0.69
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$10.30	$11.81

Input Values used above as follows
Bond discount rate	3.35%	3.35%
Annual dividend yield	1.18%	1.18%
Risk free rate	3.35%	3.35%
ATM Call volatility	18.98%	18.98%
ATM Put volatility	18.98%	18.98%
OTM Call volatility	13.96%	13.96%
OTM Put volatility	20.88%	20.88%
 Examples Fair Value Per Cycle Investment Unit: 1-Year Cycle; -10% Floor; Cap Rate Crediting Type with a Cycle State Date prior to November 13, 2023.

Component	1-Year Cycle; -10% Floor	1-Year Cycle; -10% Floor
Cycle Term (in months)	12	12
Valuation Date (months since Cycle Start Date)	2	10
Cap Rate	12%	12%
Time to End Date (in months)	10	2

Assuming Change in Index Value -40% (for example from 1,000 to 600)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.71	$9.94
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.00	$0.00
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$3.77	$3.95
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
17

5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$2.81	$2.96
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$8.75	$8.95
7) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$10.20	$11.00
Cycle Investment Unit Value = Lessor 6) and 7)	$8.75	$8.95
Percentage Change in Contract Value as a result of Fair Value adjustment	-12.52%	-10.53%
Surrender Charge	$0.62	$0.64
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$8.13	$8.31

Assuming Change in Index Value -10% (for example from 1,000 to 900)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.71	$9.94
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.28	$0.02
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$1.07	$0.98
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.03	$0.00
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.60	$0.29
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$9.48	$9.28
7) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$10.20	$11.00
Cycle Investment Unit Value = Lessor 6) and 7)	$9.48	$9.28
Percentage Change in Contract Value as a result of Fair Value adjustment	-5.21%	-7.24%
Surrender Charge	$0.68	$0.66
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$8.80	$8.61

Assuming Change in Index Value +10% (for example from 1,000 to 1,100)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.71	$9.94
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$1.41	$1.07
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$0.23	$0.03
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.57	$0.18
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.12	$0.00
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$10.45	$10.80
7) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$10.20	$11.00
Cycle Investment Unit Value = Lessor 6) and 7)	$10.20	$10.80
Percentage Change in Contract Value as a result of Fair Value adjustment	2.00%	7.98%
Surrender Charge	$0.74	$0.78
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$9.46	$10.01

Assuming Change in Index Value +40% (for example from 1,000 to 1,400)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.71	$9.94
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$4.17	$4.03
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$0.01	$0.00
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$3.01	$2.84
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.01	$0.00
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$10.86	$11.13
7) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$10.20	$11.00
Cycle Investment Unit Value = Lessor 6) and 7)	$10.20	$11.00
Percentage Change in Contract Value as a result of Fair Value adjustment	2.00%	10.00%
Surrender Charge	$0.74	$0.80
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$9.46	$10.20

Input Values used above as follows
Bond discount rate	3.64%	3.64%
Annual dividend yield	1.18%	1.18%
Risk free rate	3.64%	3.64%
18

ATM Call volatility	17.50%	17.50%
ATM Put volatility	17.50%	17.50%
OTM Call volatility	14.04%	14.04%
OTM Put volatility	21.32%	21.32%
 Examples Fair Value Per Cycle Investment Unit: 6-Year Cycle; -20% Buffer; Cap Rate Crediting Type with a Cycle State Date prior to November 13, 2023.

Component	6-Year Cycle; -20% Buffer	6-Year Cycle; -20% Buffer
Cycle Term (in months)	72	72
Valuation Date (months since Cycle Start Date)	12	66
Cap Rate	200%	200%
Time to End Date (in months)	60	6

Assuming Change in Index Value -40% (for example from 1,000 to 600)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.44	$9.83
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.34	$0.00
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$1.89	$1.92
5) Fair Value {1) + 2) - 3) - 4)}	$6.90	$7.91
6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$13.33	$28.33
Cycle Investment Unit Value = Lessor 5) and 6)	$6.90	$7.91
Percentage Change in Contract Value as a result of Fair Value adjustment	-31.04%	-20.90%
Surrender Charge	$0.41	$0.21
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$6.48	$7.70

Assuming Change in Index Value -10% (for example from 1,000 to 900)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.44	$9.83
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$1.58	$0.22
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.84	$0.17
5) Fair Value {1) + 2) - 3) - 4)}	$9.19	$9.88
6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$13.33	$28.33
Cycle Investment Unit Value = Lessor 5) and 6)	$9.19	$9.88
Percentage Change in Contract Value as a result of Fair Value adjustment	-8.13%	-1.19%
Surrender Charge	$0.57	$0.27
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$8.61	$9.61

Assuming Change in Index Value +10% (for example from 1,000 to 1,100)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.44	$9.83
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$2.86	$1.31
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.49	$0.01
5) Fair Value {1) + 2) - 3) - 4)}	$10.82	$11.13
6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$13.33	$28.33
Cycle Investment Unit Value = Lessor 5) and 6)	$10.82	$11.13
Percentage Change in Contract Value as a result of Fair Value adjustment	8.17%	11.33%
Surrender Charge	$0.69	$0.30
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$10.13	$10.83

Assuming Change in Index Value +40% (for example from 1,000 to 1,400)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.44	$9.83
19

2) Fair Value of hypothetical at-the-money call option (ATM Call)	$5.19	$4.09
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.22	$0.00
5) Fair Value {1) + 2) - 3) - 4)}	$13.42	$13.92
6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$13.33	$28.33
Cycle Investment Unit Value = Lessor 5) and 6)	$13.33	$13.92
Percentage Change in Contract Value as a result of Fair Value adjustment	33.33%	39.23%
Surrender Charge	$0.86	$0.39
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$12.47	$13.54

Input Values used above as follows
Bond discount rate	3.44%	3.44%
Annual dividend yield	1.18%	1.18%
Risk free rate	3.44%	3.44%
ATM Call volatility	20.84%	20.84%
OTM Call volatility	7.00%	7.00%
OTM Put volatility	23.21%	23.21%
 Examples Fair Value Per Cycle Investment Unit: 6-Year Cycle; -30% Buffer; Cap Rate Crediting Type with a Cycle State Date prior to November 13, 2023.

Component	6-Year Cycle; -30% Buffer	6-Year Cycle; -30% Buffer
Cycle Term (in months)	72	72
Valuation Date (months since Cycle Start Date)	12	66
Cap Rate	80%	80%
Time to End Date (in months)	60	6

Assuming Change in Index Value -40% (for example from 1,000 to 600)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.44	$9.83
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.34	$0.00
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$1.38	$1.05
5) Fair Value {1) + 2) - 3) - 4)}	$7.40	$8.79
6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$11.33	$17.33
Cycle Investment Unit Value = Lessor 5) and 6)	$7.40	$8.79
Percentage Change in Contract Value as a result of Fair Value adjustment	-25.97%	-12.14%
Surrender Charge	$0.45	$0.23
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$6.95	$8.55

Assuming Change in Index Value -10% (for example from 1,000 to 900)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.44	$9.83
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$1.58	$0.22
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.03	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.59	$0.04
5) Fair Value {1) + 2) - 3) - 4)}	$9.41	$10.01
6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$11.33	$17.33
Cycle Investment Unit Value = Lessor 5) and 6)	$9.41	$10.01
Percentage Change in Contract Value as a result of Fair Value adjustment	-5.93%	0.11%
Surrender Charge	$0.59	$0.27
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$8.82	$9.74

Assuming Change in Index Value +10% (for example from 1,000 to 1,100)
20

1) Fair Value hypothetical zero coupon bond (Bond)	$8.44	$9.83
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$2.86	$1.31
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.18	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.34	$0.00
5) Fair Value {1) + 2) - 3) - 4)}	$10.79	$11.14
6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$11.33	$17.33
Cycle Investment Unit Value = Lessor 5) and 6)	$10.79	$11.14
Percentage Change in Contract Value as a result of Fair Value adjustment	7.88%	11.44%
Surrender Charge	$0.69	$0.30
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$10.10	$10.84

Assuming Change in Index Value +40% (for example from 1,000 to 1,400)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.44	$9.83
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$5.19	$4.09
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.88	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.15	$0.00
5) Fair Value {1) + 2) - 3) - 4)}	$12.61	$13.92
6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$11.33	$17.33
Cycle Investment Unit Value = Lessor 5) and 6)	$11.33	$13.92
Percentage Change in Contract Value as a result of Fair Value adjustment	13.33%	39.21%
Surrender Charge	$0.72	$0.39
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$10.61	$13.53

Input Values used above as follows
Bond discount rate	3.44%	3.44%
Annual dividend yield	1.18%	1.18%
Risk free rate	3.44%	3.44%
ATM Call volatility	20.84%	20.84%
OTM Call volatility	13.45%	13.45%
OTM Put volatility	24.60%	24.60%
Examples Fair Value Per Cycle Investment Unit: 6-Year Cycle; -40% Buffer; Cap Rate Crediting Type with a Cycle State Date prior to November 13, 2023.

Component	6-Year Cycle; -40% Buffer	6-Year Cycle; -40% Buffer
Cycle Term (in months)	72	72
Valuation Date (months since Cycle Start Date)	12	66
Cap Rate	50%	50%
Time to End Date (in months)	60	6

Assuming Change in Index Value -40% (for example from 1,000 to 600)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.44	$9.83
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.34	$0.00
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.01	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.96	$0.41
5) Fair Value {1) + 2) - 3) - 4)}	$7.81	$9.43
6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$10.83	$14.58
Cycle Investment Unit Value = Lessor 5) and 6)	$7.81	$9.43
Percentage Change in Contract Value as a result of Fair Value adjustment	-21.87%	-5.74%
Surrender Charge	$0.48	$0.25
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$7.34	$9.17

21

Assuming Change in Index Value -10% (for example from 1,000 to 900)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.44	$9.83
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$1.58	$0.22
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.23	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.39	$0.01
5) Fair Value {1) + 2) - 3) - 4)}	$9.40	$10.04
6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$10.83	$14.58
Cycle Investment Unit Value = Lessor 5) and 6)	$9.40	$10.04
Percentage Change in Contract Value as a result of Fair Value adjustment	-6.00%	0.45%
Surrender Charge	$0.59	$0.27
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$8.81	$9.77

Assuming Change in Index Value +10% (for example from 1,000 to 1,100)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.44	$9.83
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$2.86	$1.31
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.72	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.22	$0.00
5) Fair Value {1) + 2) - 3) - 4)}	$10.36	$11.14
6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$10.83	$14.58
Cycle Investment Unit Value = Lessor 5) and 6)	$10.36	$11.14
Percentage Change in Contract Value as a result of Fair Value adjustment	3.64%	11.44%
Surrender Charge	$0.66	$0.30
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$9.71	$10.84

Assuming Change in Index Value +40% (for example from 1,000 to 1,400)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.44	$9.83
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$5.19	$4.09
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$2.10	$0.31
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.10	$0.00
5) Fair Value {1) + 2) - 3) - 4)}	$11.44	$13.62
6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$10.83	$14.58
Cycle Investment Unit Value = Lessor 5) and 6)	$10.83	$13.62
Percentage Change in Contract Value as a result of Fair Value adjustment	8.33%	36.15%
Surrender Charge	$0.69	$0.38
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$10.15	$13.24

Input Values used above as follows
Bond discount rate	3.44%	3.44%
Annual dividend yield	1.18%	1.18%
Risk free rate	3.44%	3.44%
ATM Call volatility	20.84%	20.84%
OTM Call volatility	15.83%	15.83%
OTM Put volatility	26.24%	26.24%
 Examples Fair Value Per Cycle Investment Unit: 3-Year Cycle; -10% Buffer; Cap Rate Crediting Type with a Cycle State Date prior to November 13, 2023.

Component	3-Year Cycle; -10% Buffer	3-Year Cycle; -10% Buffer
Cycle Term (in months)	36	36
Valuation Date (months since Cycle Start Date)	12	30
Cap Rate	100%	100%
22

Time to End Date (in months)	24	6

Assuming Change in Index Value -40% (for example from 1,000 to 600)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.36	$9.84
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.03	$0.00
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$2.67	$2.89
5) Fair Value {1) + 2) - 3) - 4)}	$6.72	$6.95
6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$13.33	$18.33
Cycle Investment Unit Value = Lessor 5) and 6)	$6.72	$6.95
Percentage Change in Contract Value as a result of Fair Value adjustment	-32.79%	-30.53%
Surrender Charge	$0.40	$0.36
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$6.32	$6.59

Assuming Change in Index Value -10% (for example from 1,000 to 900)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.36	$9.84
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.71	$0.18
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.84	$0.48
5) Fair Value {1) + 2) - 3) - 4)}	$9.23	$9.54
6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$13.33	$18.33
Cycle Investment Unit Value = Lessor 5) and 6)	$9.23	$9.54
Percentage Change in Contract Value as a result of Fair Value adjustment	-7.66%	-4.64%
Surrender Charge	$0.58	$0.51
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$8.66	$9.02

Assuming Change in Index Value +10% (for example from 1,000 to 1,100)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.36	$9.84
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$1.90	$1.27
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.32	$0.05
5) Fair Value {1) + 2) - 3) - 4)}	$10.94	$11.06
6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$13.33	$18.33
Cycle Investment Unit Value = Lessor 5) and 6)	$10.94	$11.06
Percentage Change in Contract Value as a result of Fair Value adjustment	9.42%	10.56%
Surrender Charge	$0.70	$0.60
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$10.25	$10.45

Assuming Change in Index Value +40% (for example from 1,000 to 1,400)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.36	$9.84
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$4.42	$4.08
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.02	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.07	$0.00
5) Fair Value {1) + 2) - 3) - 4)}	$13.69	$13.92
6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$13.33	$18.33
Cycle Investment Unit Value = Lessor 5) and 6)	$13.33	$13.92
Percentage Change in Contract Value as a result of Fair Value adjustment	33.33%	39.20%
Surrender Charge	$0.86	$0.78
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$12.47	$13.14

Input Values used above as follows
23

Bond discount rate	3.35%	3.35%
Annual dividend yield	1.18%	1.18%
Risk free rate	3.35%	3.35%
ATM Call volatility	18.98%	18.98%
OTM Call volatility	11.38%	11.38%
OTM Put volatility	20.88%	20.88%
 Examples Fair Value Per Cycle Investment Unit: 1-Year Cycle; -10% Buffer; Cap Rate Crediting Type with a Cycle State Date prior to November 13, 2023.

Component	1-Year Cycle; -10% Buffer	1-Year Cycle; -10% Buffer
Cycle Term (in months)	12	12
Valuation Date (months since Cycle Start Date)	2	10
Cap Rate	16%	16%
Time to End Date (in months)	10	2

Assuming Change in Index Value -40% (for example from 1,000 to 600)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.71	$9.94
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.00	$0.00
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$2.81	$2.96
5) Fair Value {1) + 2) - 3) - 4)}	$6.90	$6.98
6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$10.27	$11.33
Cycle Investment Unit Value = Lessor 5) and 6)	$6.90	$6.98
Percentage Change in Contract Value as a result of Fair Value adjustment	-31.00%	-30.18%
Surrender Charge	$0.47	$0.48
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$6.43	$6.50

Assuming Change in Index Value -10% (for example from 1,000 to 900)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.71	$9.94
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.28	$0.02
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.01	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.60	$0.29
5) Fair Value {1) + 2) - 3) - 4)}	$9.37	$9.67
6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$10.27	$11.33
Cycle Investment Unit Value = Lessor 5) and 6)	$9.37	$9.67
Percentage Change in Contract Value as a result of Fair Value adjustment	-6.26%	-3.29%
Surrender Charge	$0.67	$0.69
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$8.70	$8.98

Assuming Change in Index Value +10% (for example from 1,000 to 1,100)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.71	$9.94
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$1.41	$1.07
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.36	$0.06
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.12	$0.00
5) Fair Value {1) + 2) - 3) - 4)}	$10.64	$10.95
6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$10.27	$11.33
Cycle Investment Unit Value = Lessor 5) and 6)	$10.27	$10.95
Percentage Change in Contract Value as a result of Fair Value adjustment	2.67%	9.47%
Surrender Charge	$0.74	$0.80
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$9.53	$10.15

24

Assuming Change in Index Value +40% (for example from 1,000 to 1,400)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.71	$9.94
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$4.17	$4.03
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$2.63	$2.44
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.01	$0.00
5) Fair Value {1) + 2) - 3) - 4)}	$11.24	$11.53
6) Proportional Cap Rate = $10 * (1 + Cap Rate * (Valuation Date / Cycle Term))	$10.27	$11.33
Cycle Investment Unit Value = Lessor 5) and 6)	$10.27	$11.33
Percentage Change in Contract Value as a result of Fair Value adjustment	2.67%	13.33%
Surrender Charge	$0.74	$0.83
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$9.53	$10.51

Input Values used above as follows
Bond discount rate	3.64%	3.64%
Annual dividend yield	1.18%	1.18%
Risk free rate	3.64%	3.64%
ATM Call volatility	17.50%	17.50%
OTM Call volatility	12.96%	12.96%
OTM Put volatility	21.32%	21.32%
Examples Fair Value Per Cycle Investment Unit: 6-Year Cycle; -10% Floor; Cap Rate Crediting Type with a Cycle State Date on or after November 13, 2023.

Component	6-Year Cycle; -10% Floor	6-Year Cycle; -10% Floor
Cycle Term (in months)	72	72
Valuation Date (months since Cycle Start Date)	12	66
Cap Rate	70%	70%
Time to End Date (in months)	60	6

Assuming Change in Index Value -40% (for example from 1,000 to 600)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.43	$9.83
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.34	$0.00
3) Fair Value of hypothetical at-the-money put option (ATM put)	$3.13	$3.87
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$2.48	$2.89
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$8.11	$8.85
Percentage Change in Contract Value as a result of Fair Value adjustment	-18.85%	-11.51%
Surrender Charge	$0.50	$0.24
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$7.62	$8.61

Assuming Change in Index Value -10% (for example from 1,000 to 900)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.43	$9.83
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$1.58	$0.22
3) Fair Value of hypothetical at-the-money put option (ATM put)	$1.54	$1.10
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.07	$0.00
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$1.16	$0.50
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$9.55	$9.45
Percentage Change in Contract Value as a result of Fair Value adjustment	-4.46%	-5.51%
Surrender Charge	$0.60	$0.25
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$8.96	$9.20

Assuming Change in Index Value +10% (for example from 1,000 to 1,100)
25

1) Fair Value hypothetical zero coupon bond (Bond)	$8.43	$9.83
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$2.86	$1.31
3) Fair Value of hypothetical at-the-money put option (ATM put)	$0.93	$0.21
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.31	$0.00
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.69	$0.06
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$10.73	$10.99
Percentage Change in Contract Value as a result of Fair Value adjustment	7.35%	9.94%
Surrender Charge	$0.68	$0.30
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$10.05	$10.69

Assuming Change in Index Value +40% (for example from 1,000 to 1,400)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.43	$9.83
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$5.19	$4.09
3) Fair Value of hypothetical at-the-money put option (ATM put)	$0.44	$0.01
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$1.22	$0.02
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.32	$0.00
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$12.28	$13.90
Percentage Change in Contract Value as a result of Fair Value adjustment	22.79%	38.96%
Surrender Charge	$0.79	$0.39
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$11.49	$13.51

Input Values used above as follows
Bond discount rate	3.49%	3.49%
Annual dividend yield	1.18%	1.18%
Risk free rate	3.44%	3.44%
ATM Call volatility	20.84%	20.84%
ATM Put volatility	20.84%	20.84%
OTM Call volatility	14.20%	14.20%
OTM Put volatility	21.98%	21.98%
Examples Fair Value Per Cycle Investment Unit: 3-Year Cycle; -10% Floor; Cap Rate Crediting Type with a Cycle State Date on or after November 13, 2023.

Component	3-Year Cycle; -10% Floor	3-Year Cycle; -10% Floor
Cycle Term (in months)	36	36
Valuation Date (months since Cycle Start Date)	12	30
Cap Rate	30%	30%
Time to End Date (in months)	24	6

Assuming Change in Index Value -40% (for example from 1,000 to 600)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.35	$9.83
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.03	$0.00
3) Fair Value of hypothetical at-the-money put option (ATM put)	$3.53	$3.87
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$2.67	$2.89
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$8.52	$8.85
Percentage Change in Contract Value as a result of Fair Value adjustment	-14.79%	-11.49%
Surrender Charge	$0.53	$0.47
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$7.99	$8.38

Assuming Change in Index Value -10% (for example from 1,000 to 900)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.35	$9.83
26

2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.71	$0.18
3) Fair Value of hypothetical at-the-money put option (ATM put)	$1.28	$1.07
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.04	$0.00
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.84	$0.48
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$9.57	$9.42
Percentage Change in Contract Value as a result of Fair Value adjustment	-4.26%	-5.78%
Surrender Charge	$0.60	$0.51
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$8.97	$8.92

Assuming Change in Index Value +10% (for example from 1,000 to 1,100)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.35	$9.83
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$1.90	$1.27
3) Fair Value of hypothetical at-the-money put option (ATM put)	$0.52	$0.17
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.36	$0.03
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.32	$0.05
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$10.69	$10.95
Percentage Change in Contract Value as a result of Fair Value adjustment	6.93%	9.54%
Surrender Charge	$0.68	$0.60
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$10.01	$10.36

Assuming Change in Index Value +40% (for example from 1,000 to 1,400)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.35	$9.83
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$4.42	$4.08
3) Fair Value of hypothetical at-the-money put option (ATM put)	$0.11	$0.00
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$1.94	$1.27
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.07	$0.00
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$11.79	$12.64
Percentage Change in Contract Value as a result of Fair Value adjustment	17.89%	26.42%
Surrender Charge	$0.76	$0.70
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$11.03	$11.94

Input Values used above as follows
Bond discount rate	3.42%	3.42%
Annual dividend yield	1.18%	1.18%
Risk free rate	3.35%	3.35%
ATM Call volatility	18.98%	18.98%
ATM Put volatility	18.98%	18.98%
OTM Call volatility	13.96%	13.96%
OTM Put volatility	20.88%	20.88%
Examples Fair Value Per Cycle Investment Unit: 1-Year Cycle; -10% Floor; Cap Rate Crediting Type with a Cycle State Date on or after November 13, 2023.

Component	1-Year Cycle; -10% Floor	1-Year Cycle; -10% Floor
Cycle Term (in months)	12	12
Valuation Date (months since Cycle Start Date)	2	10
Cap Rate	12%	12%
Time to End Date (in months)	10	2

Assuming Change in Index Value -40% (for example from 1,000 to 600)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.72	$9.94
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.00	$0.00
27

3) Fair Value of hypothetical at-the-money put option (ATM put)	$3.77	$3.95
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$2.81	$2.96
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$8.76	$8.95
Percentage Change in Contract Value as a result of Fair Value adjustment	-12.36%	-10.50%
Surrender Charge	$0.62	$0.64
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$8.14	$8.31

Assuming Change in Index Value -10% (for example from 1,000 to 900)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.72	$9.94
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.28	$0.02
3) Fair Value of hypothetical at-the-money put option (ATM put)	$1.07	$0.98
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.03	$0.00
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.60	$0.29
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$9.49	$9.28
Percentage Change in Contract Value as a result of Fair Value adjustment	-5.06%	-7.21%
Surrender Charge	$0.68	$0.66
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$8.81	$8.62

Assuming Change in Index Value +10% (for example from 1,000 to 1,100)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.72	$9.94
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$1.41	$1.07
3) Fair Value of hypothetical at-the-money put option (ATM put)	$0.23	$0.03
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.57	$0.18
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.12	$0.00
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$10.46	$10.80
Percentage Change in Contract Value as a result of Fair Value adjustment	4.63%	8.02%
Surrender Charge	$0.76	$0.78
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$9.71	$10.02

Assuming Change in Index Value +40% (for example from 1,000 to 1,400)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.72	$9.94
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$4.17	$4.03
3) Fair Value of hypothetical at-the-money put option (ATM put)	$0.01	$0.00
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$3.01	$2.84
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.01	$0.00
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$10.88	$11.14
Percentage Change in Contract Value as a result of Fair Value adjustment	8.76%	11.37%
Surrender Charge	$0.79	$0.81
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$10.09	$10.33

Input Values used above as follows
Bond discount rate	3.44%	3.44%
Annual dividend yield	1.18%	1.18%
Risk free rate	3.64%	3.64%
ATM Call volatility	17.50%	17.50%
ATM Put volatility	17.50%	17.50%
28

OTM Call volatility	14.04%	14.04%
OTM Put volatility	21.32%	21.32%
Examples Fair Value Per Cycle Investment Unit: 6-Year Cycle; -20% Buffer; Cap Rate with a Cycle State Date on or after November 13, 2023.

Component	6-Year Cycle; -20% Buffer	6-Year Cycle; -20% Buffer
Cycle Term (in months)	72	72
Valuation Date (months since Cycle Start Date)	12	66
Cap Rate	200%	200%
Time to End Date (in months)	60	6

Assuming Change in Index Value -40% (for example from 1,000 to 600)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.57	$9.85
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.34	$0.00
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$1.89	$1.92
5) Fair Value {1) + 2) - 3) - 4)}	$7.02	$7.92
Percentage Change in Contract Value as a result of Fair Value adjustment	-29.83%	-20.76%
Surrender Charge	$0.42	$0.21
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$6.60	$7.72

Assuming Change in Index Value -10% (for example from 1,000 to 900)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.57	$9.85
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$1.58	$0.22
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.84	$0.17
5) Fair Value {1) + 2) - 3) - 4)}	$9.31	$9.89
Percentage Change in Contract Value as a result of Fair Value adjustment	-6.92%	-1.05%
Surrender Charge	$0.58	$0.27
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$8.73	$9.63

Assuming Change in Index Value +10% (for example from 1,000 to 1,100)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.57	$9.85
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$2.86	$1.31
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.49	$0.01
5) Fair Value {1) + 2) - 3) - 4)}	$10.94	$11.15
Percentage Change in Contract Value as a result of Fair Value adjustment	9.38%	11.47%
Surrender Charge	$0.70	$0.30
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$10.24	$10.84

Assuming Change in Index Value +40% (for example from 1,000 to 1,400)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.57	$9.85
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$5.19	$4.09
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.22	$0.00
5) Fair Value {1) + 2) - 3) - 4)}	$13.54	$13.94
Percentage Change in Contract Value as a result of Fair Value adjustment	35.37%	39.37%
Surrender Charge	$0.88	$0.39
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$12.66	$13.55

29

Input Values used above as follows
Bond discount rate	3.15%	3.15%
Annual dividend yield	1.18%	1.18%
Risk free rate	3.44%	3.44%
ATM Call volatility	20.84%	20.84%
OTM Call volatility	7.00%	7.00%
OTM Put volatility	23.21%	23.21%
Examples Fair Value Per Cycle Investment Unit: 6-Year Cycle; -30% Buffer; Cap Rate with a Cycle State Date on or after November 13, 2023.

Component	6-Year Cycle; -30% Buffer	6-Year Cycle; -30% Buffer
Cycle Term (in months)	72	72
Valuation Date (months since Cycle Start Date)	12	66
Cap Rate	80%	80%
Time to End Date (in months)	60	6

Assuming Change in Index Value -40% (for example from 1,000 to 600)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.52	$9.84
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.34	$0.00
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$1.38	$1.05
5) Fair Value {1) + 2) - 3) - 4)}	$7.48	$8.80
Percentage Change in Contract Value as a result of Fair Value adjustment	-25.21%	-12.05%
Surrender Charge	$0.45	$0.23
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$7.03	$8.56

Assuming Change in Index Value -10% (for example from 1,000 to 900)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.52	$9.84
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$1.58	$0.22
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.03	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.59	$0.04
5) Fair Value {1) + 2) - 3) - 4)}	$9.48	$10.02
Percentage Change in Contract Value as a result of Fair Value adjustment	-5.17%	0.20%
Surrender Charge	$0.59	$0.27
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$8.89	$9.75

Assuming Change in Index Value +10% (for example from 1,000 to 1,100)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.52	$9.84
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$2.86	$1.31
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.18	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.34	$0.00
5) Fair Value {1) + 2) - 3) - 4)}	$10.86	$11.15
Percentage Change in Contract Value as a result of Fair Value adjustment	8.64%	11.53%
Surrender Charge	$0.69	$0.30
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$10.17	$10.85

Assuming Change in Index Value +40% (for example from 1,000 to 1,400)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.52	$9.84
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$5.19	$4.09
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.88	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.15	$0.00
30

5) Fair Value {1) + 2) - 3) - 4)}	$12.68	$13.93
Percentage Change in Contract Value as a result of Fair Value adjustment	26.83%	39.30%
Surrender Charge	$0.82	$0.39
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$11.87	$13.54

Input Values used above as follows
Bond discount rate	3.25%	3.25%
Annual dividend yield	1.18%	1.18%
Risk free rate	3.44%	3.44%
ATM Call volatility	20.84%	20.84%
OTM Call volatility	13.45%	13.45%
OTM Put volatility	24.60%	24.60%
Examples Fair Value Per Cycle Investment Unit: 6-Year Cycle; -40% Buffer; Cap Rate with a Cycle State Date on or after November 13, 2023.

Component	6-Year Cycle; -40% Buffer	6-Year Cycle; -40% Buffer
Cycle Term (in months)	72	72
Valuation Date (months since Cycle Start Date)	12	66
Cap Rate	50%	50%
Time to End Date (in months)	60	6

Assuming Change in Index Value -40% (for example from 1,000 to 600)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.76	$9.87
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.34	$0.00
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.01	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.96	$0.41
5) Fair Value {1) + 2) - 3) - 4)}	$8.13	$9.46
Percentage Change in Contract Value as a result of Fair Value adjustment	-18.69%	-5.38%
Surrender Charge	$0.50	$0.25
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$7.63	$9.21

Assuming Change in Index Value -10% (for example from 1,000 to 900)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.76	$9.87
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$1.58	$0.22
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.23	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.39	$0.01
5) Fair Value {1) + 2) - 3) - 4)}	$9.72	$10.08
Percentage Change in Contract Value as a result of Fair Value adjustment	-2.81%	0.81%
Surrender Charge	$0.61	$0.27
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$9.11	$9.81

Assuming Change in Index Value +10% (for example from 1,000 to 1,100)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.76	$9.87
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$2.86	$1.31
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.72	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.22	$0.00
5) Fair Value {1) + 2) - 3) - 4)}	$10.68	$11.18
Percentage Change in Contract Value as a result of Fair Value adjustment	6.82%	11.80%
Surrender Charge	$0.68	$0.31
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$10.00	$10.88

31

Assuming Change in Index Value +40% (for example from 1,000 to 1,400)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.76	$9.87
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$5.19	$4.09
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$2.10	$0.31
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.10	$0.00
5) Fair Value {1) + 2) - 3) - 4)}	$11.76	$13.65
Percentage Change in Contract Value as a result of Fair Value adjustment	17.59%	36.52%
Surrender Charge	$0.75	$0.38
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$11.01	$13.27

Input Values used above as follows
Bond discount rate	2.68%	2.68%
Annual dividend yield	1.18%	1.18%
Risk free rate	3.44%	3.44%
ATM Call volatility	20.84%	20.84%
OTM Call volatility	15.83%	15.83%
OTM Put volatility	26.24%	26.24%
Examples Fair Value Per Cycle Investment Unit: 3-Year Cycle; -10% Buffer; Cap Rate with a Cycle State Date on or after November 13, 2023.

Component	3-Year Cycle; -10% Buffer	3-Year Cycle; -10% Buffer
Cycle Term (in months)	36	36
Valuation Date (months since Cycle Start Date)	12	30
Cap Rate	100%	100%
Time to End Date (in months)	24	6

Assuming Change in Index Value -40% (for example from 1,000 to 600)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.41	$9.85
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.03	$0.00
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$2.67	$2.89
5) Fair Value {1) + 2) - 3) - 4)}	$6.76	$6.96
Percentage Change in Contract Value as a result of Fair Value adjustment	-32.37%	-30.41%
Surrender Charge	$0.40	$0.36
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$6.36	$6.60

Assuming Change in Index Value -10% (for example from 1,000 to 900)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.41	$9.85
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.71	$0.18
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.84	$0.48
5) Fair Value {1) + 2) - 3) - 4)}	$9.28	$9.55
Percentage Change in Contract Value as a result of Fair Value adjustment	-7.23%	-4.52%
Surrender Charge	$0.58	$0.51
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$8.70	$9.03

Assuming Change in Index Value +10% (for example from 1,000 to 1,100)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.41	$9.85
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$1.90	$1.27
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.32	$0.05
32

5) Fair Value {1) + 2) - 3) - 4)}	$10.98	$11.07
Percentage Change in Contract Value as a result of Fair Value adjustment	9.85%	10.67%
Surrender Charge	$0.70	$0.60
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$10.29	$10.46

Assuming Change in Index Value +40% (for example from 1,000 to 1,400)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.41	$9.85
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$4.42	$4.08
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.02	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.07	$0.00
5) Fair Value {1) + 2) - 3) - 4)}	$13.73	$13.93
Percentage Change in Contract Value as a result of Fair Value adjustment	37.35%	39.31%
Surrender Charge	$0.89	$0.78
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$12.84	$13.16

Input Values used above as follows
Bond discount rate	3.11%	3.11%
Annual dividend yield	1.18%	1.18%
Risk free rate	3.35%	3.35%
ATM Call volatility	18.98%	18.98%
OTM Call volatility	11.38%	11.38%
OTM Put volatility	20.88%	20.88%

33

Examples Fair Value Per Cycle Investment Unit: 1-Year Cycle; -10% Buffer; Cap Rate with a Cycle State Date on or after November 13, 2023.

Component	1-Year Cycle; -10% Buffer	1-Year Cycle; -10% Buffer
Cycle Term (in months)	12	12
Valuation Date (months since Cycle Start Date)	2	10
Cap Rate	16%	16%
Time to End Date (in months)	10	2

Assuming Change in Index Value -40% (for example from 1,000 to 600)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.70	$9.94
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.00	$0.00
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.00	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$2.81	$2.96
5) Fair Value {1) + 2) - 3) - 4)}	$6.90	$6.98
Percentage Change in Contract Value as a result of Fair Value adjustment	-31.02%	-30.18%
Surrender Charge	$0.47	$0.48
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$6.43	$6.50

Assuming Change in Index Value -10% (for example from 1,000 to 900)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.70	$9.94
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.28	$0.02
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.01	$0.00
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.60	$0.29
5) Fair Value {1) + 2) - 3) - 4)}	$9.37	$9.67
Percentage Change in Contract Value as a result of Fair Value adjustment	-6.28%	-3.30%
Surrender Charge	$0.67	$0.69
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$8.70	$8.98

Assuming Change in Index Value +10% (for example from 1,000 to 1,100)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.70	$9.94
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$1.41	$1.07
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.36	$0.06
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.12	$0.00
5) Fair Value {1) + 2) - 3) - 4)}	$10.64	$10.95
Percentage Change in Contract Value as a result of Fair Value adjustment	6.36%	9.47%
Surrender Charge	$0.77	$0.80
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$9.86	$10.15

Assuming Change in Index Value +40% (for example from 1,000 to 1,400)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.70	$9.94
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$4.17	$4.03
3) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$2.63	$2.44
4) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.01	$0.00
5) Fair Value {1) + 2) - 3) - 4)}	$11.24	$11.53
Percentage Change in Contract Value as a result of Fair Value adjustment	12.36%	15.31%
Surrender Charge	$0.82	$0.84
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$10.42	$10.69

Input Values used above as follows
Bond discount rate	3.67%	3.67%
Annual dividend yield	1.18%	1.18%
34

Risk free rate	3.64%	3.64%
ATM Call volatility	17.50%	17.50%
OTM Call volatility	12.96%	12.96%
OTM Put volatility	21.32%	21.32%
35

Examples Fair Value Per Cycle Investment Unit: 6-Year Cycle; -10% Buffer; Par Rate with a Cycle State Date on or after November 13, 2023.

Component	6-Year Cycle; -10% Buffer	6-Year Cycle; -10% Buffer
Cycle Term (in months)	72	72
Valuation Date (months since Cycle Start Date)	12	66
Par Rate	110%	110%
Time to End Date (in months)	60	6

Assuming Change in Index Value -40% (for example from 1,000 to 600)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.57	$9.85
2) Fair Value of hypothetical at-the-money call option (ATM Call) * Participation %	$0.38	$0.00
3) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$2.48	$2.89
4) Fair Value {1) + 2) - 3)}	$6.47	$6.96
Percentage Change in Contract Value as a result of Fair Value adjustment	-35.29%	-30.39%
Surrender Charge	$0.38	$0.18
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$6.09	$6.78

Assuming Change in Index Value -10% (for example from 1,000 to 900)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.57	$9.85
2) Fair Value of hypothetical at-the-money call option (ATM Call) * Participation %	$1.74	$0.24
3) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$1.16	$0.50
4) Fair Value {1) + 2) - 3)}	$9.15	$9.58
Percentage Change in Contract Value as a result of Fair Value adjustment	-8.46%	-4.17%
Surrender Charge	$0.57	$0.26
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$8.58	$9.33

Assuming Change in Index Value +10% (for example from 1,000 to 1,100)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.57	$9.85
2) Fair Value of hypothetical at-the-money call option (ATM Call) * Participation %	$3.15	$1.44
3) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.69	$0.06
4) Fair Value {1) + 2) - 3)}	$11.03	$11.23
Percentage Change in Contract Value as a result of Fair Value adjustment	10.31%	12.31%
Surrender Charge	$0.70	$0.31
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$10.33	$10.92

Assuming Change in Index Value +40% (for example from 1,000 to 1,400)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.57	$9.85
2) Fair Value of hypothetical at-the-money call option (ATM Call) * Participation %	$5.71	$4.50
3) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.32	$0.00
4) Fair Value {1) + 2) - 3)}	$13.97	$14.35
Percentage Change in Contract Value as a result of Fair Value adjustment	39.67%	43.46%
Surrender Charge	$0.91	$0.40
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$13.06	$13.95

Input Values used above as follows
Bond discount rate	3.13%	3.13%
Annual dividend yield	1.18%	1.18%
Risk free rate	3.44%	3.44%
ATM Call volatility	20.84%	20.84%
OTM Put volatility	21.98%	21.98%

36

Examples: Fair Value when market inputs change after issue versus if market inputs are the same as from issue.
Examples Fair Value Per Cycle Investment Unit: 6-Year Cycle; -10% Floor; Cap Rate Crediting Type with a Cycle State Date on or after November 13, 2023.

Component	6-Year Cycle; -10% Floor	6-Year Cycle; -10% Floor
Cycle Term (in months)	72	72
Valuation Date (months since Cycle Start Date)	6	24
Cap Rate	70%	70%
Time to End Date (in months)	66	48

Assuming Change in Index Value +5% (for example from 1,000 to 1050)
1) Fair Value hypothetical zero coupon bond (Bond)	$8.28	$7.93
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$2.63	$2.27
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$1.08	$0.99
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.28	$0.13
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.81	$0.70
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$10.36	$9.78
Percentage Change in Contract Value as a result of Fair Value adjustment	3.61%	-2.18%
Surrender Charge	$0.75	$0.53
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$9.61	$9.25

Input Values used above as follows
Bond discount rate	3.49%	5.99%
Annual dividend yield	1.18%	1.18%
Risk free rate	3.44%	3.44%
ATM Call volatility	20.84%	20.84%
ATM Put volatility	20.84%	20.84%
OTM Call volatility	14.20%	14.20%
OTM Put volatility	21.98%	21.98%

37

Examples Fair Value Per Cycle Investment Unit: 3-Year Cycle; -10% Floor; Cap Rate Crediting Type with a Cycle State Date on or after November 13, 2023.

Component	3-Year Cycle; -10% Floor	3-Year Cycle; -10% Floor
Cycle Term (in months)	36	36
Valuation Date (months since Cycle Start Date)	6	12
Cap Rate	30%	30%
Time to End Date (in months)	30	24

Assuming Change in Index Value +2% (for example from 1,000 to 1020)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.19	$8.91
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$1.52	$1.36
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$0.82	$0.76
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.26	$0.18
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.55	$0.48
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$10.18	$9.82
Percentage Change in Contract Value as a result of Fair Value adjustment	1.81%	-1.84%
Surrender Charge	$0.73	$0.62
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$9.45	$9.20

Input Values used above as follows
Bond discount rate	3.42%	5.92%
Annual dividend yield	1.18%	1.18%
Risk free rate	3.35%	3.35%
ATM Call volatility	18.98%	18.98%
ATM Put volatility	18.98%	18.98%
OTM Call volatility	13.96%	13.96%
OTM Put volatility	20.88%	20.88%

38

Examples Fair Value Per Cycle Investment Unit: 1-Year Cycle; -10% Floor; Cap Rate with a Cycle State Date on or after November 13, 2023.

Component	1-Year Cycle; -10% Floor	1-Year Cycle; -10% Floor
Cycle Term (in months)	12	12
Valuation Date (months since Cycle Start Date)	2	6
Cap Rate	12%	12%
Time to End Date (in months)	10	6

Assuming Change in Index Value +1% (for example from 1,000 to 1010)
1) Fair Value hypothetical zero coupon bond (Bond)	$9.72	$9.70
2) Fair Value of hypothetical at-the-money call option (ATM Call)	$0.79	$0.61
3) Fair Value of hypothetical at-the-money put option (ATM Put)	$0.49	$0.39
4) Fair Value of hypothetical out-of-the-money call option (OTM Call)	$0.21	$0.10
5) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.26	$0.16
6) Fair Value {1) + 2) - 3) - 4) + 5)}	$10.07	$9.98
Percentage Change in Contract Value as a result of Fair Value adjustment	0.71%	-0.21%
Surrender Charge	$0.73	$0.72
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$9.35	$9.26

Input Values used above as follows
Bond discount rate	3.44%	6.19%
Annual dividend yield	1.18%	1.18%
Risk free rate	3.64%	3.64%
ATM Call volatility	17.50%	17.50%
ATM Put volatility	17.50%	17.50%
OTM Call volatility	14.04%	14.04%
OTM Put volatility	21.32%	21.32%

39

Examples Fair Value Per Cycle Investment Unit: 1-Year Cycle; -20% Buffer; Trigger Rate Crediting Type; 0% Trigger Point with a Cycle Start Date on or after November 13, 2023.

Component	1-Year Cycle; -20% Buffer	1-Year Cycle; -20% Buffer
Cycle Term (in months)	12	12
Valuation Date (months since Cycle Start Date)	2	10
Trigger Rate	10%	10%
Time to End Date (in months)	10	2

Assuming Change in Index Value -40% (for example from 1000 to 600)
1) Fair Value of hypothetical zero coupon bond (Bond)	$9.73	$9.95
2) Fair Value of hypothetical at-the-money binary call option (Binary ATM Call)	$0.00	$0.00
3) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$1.91	$1.96
4) Fair Value {1) + 2) - 3)}	$7.82	$7.98
Percentage Change in Contract Value as a result of Fair Value adjustment	-21.79%	-20.18%
Surrender Charge	$0.55	$0.56
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$7.28	$7.42

Assuming Change in Index Value -10% (for example from 1000 to 900)
1) Fair Value of hypothetical zero coupon bond (Bond)	$9.73	$9.95
2) Fair Value of hypothetical at-the-money binary call option (Binary ATM Call)	$0.26	$0.07
3) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.32	$0.05
4) Fair Value {1) + 2) - 3)}	$9.68	$9.97
Percentage Change in Contract Value as a result of Fair Value adjustment	-3.20%	-0.30%
Surrender Charge	$0.69	$0.72
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$8.99	$9.25

Assuming Change in Index Value +10% (for example from 1000 to 1100)
1) Fair Value of hypothetical zero coupon bond (Bond)	$9.73	$9.95
2) Fair Value of hypothetical at-the-money binary call option (Binary ATM Call)	$0.72	$0.91
3) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.06	$0.00
4) Fair Value {1) + 2) - 3)}	$10.39	$10.85
Percentage Change in Contract Value as a result of Fair Value adjustment	3.89%	8.53%
Surrender Charge	$0.75	$0.79
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$9.64	$10.06

Assuming Change in Index Value +40% (for example from 1000 to 1400)
1) Fair Value of hypothetical zero coupon bond (Bond)	$9.73	$9.95
2) Fair Value of hypothetical at-the-money binary call option (Binary ATM Call)	$0.96	$0.99
3) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.00	$0.00
4) Fair Value {1) + 2) - 3)}	$10.69	$10.94
Percentage Change in Contract Value as a result of Fair Value adjustment	6.86%	9.40%
Surrender Charge	$0.77	$0.80
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$9.91	$10.15

Input Values used above as follows
Bond discount rate	3.29%	3.29%
Annual dividend yield	1.18%	1.18%
Risk free rate	3.64%	3.64%
ATM Call volatility	17.50%	17.50%
ATM Put volatility	24.93%	24.93%

40

Examples Fair Value Per Cycle Investment Unit: 1-Year Cycle; -20% Buffer; Trigger Rate Crediting Type; -20% Trigger Point with a Cycle Start Date on or after November 13, 2023.

Component	1-Year Cycle; -20% Buffer	1-Year Cycle; -20% Buffer
Cycle Term (in months)	12	12
Valuation Date (months since Cycle Start Date)	2	10
Trigger Rate	8%	8%
Time to End Date (in months)	10	2

Assuming Change in Index Value -40% (for example from 1000 to 600)
1) Fair Value of hypothetical zero coupon bond (Bond)	$9.63	$9.93
2) Fair Value of hypothetical in-the-money binary call option (Binary ITM Call)	$0.08	$0.00
3) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$1.91	$1.96
4) Fair Value {1) + 2) - 3)}	$7.79	$7.96
Percentage Change in Contract Value as a result of Fair Value adjustment	-22.05%	-20.38%
Surrender Charge	$0.54	$0.56
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$7.25	$7.41

Assuming Change in Index Value -10% (for example from 1000 to 900)
1) Fair Value of hypothetical zero coupon bond (Bond)	$9.63	$9.93
2) Fair Value of hypothetical in-the-money binary call option (Binary ITM Call)	$0.53	$0.70
3) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.32	$0.05
4) Fair Value {1) + 2) - 3)}	$9.85	$10.57
Percentage Change in Contract Value as a result of Fair Value adjustment	-1.48%	5.72%
Surrender Charge	$0.71	$0.77
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$9.14	$9.81

Assuming Change in Index Value +10% (for example from 1000 to 1100)
1) Fair Value of hypothetical zero coupon bond (Bond)	$9.63	$9.93
2) Fair Value of hypothetical in-the-money binary call option (Binary ITM Call)	$0.71	$0.79
3) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.06	$0.00
4) Fair Value {1) + 2) - 3)}	$10.28	$10.72
Percentage Change in Contract Value as a result of Fair Value adjustment	2.80%	7.20%
Surrender Charge	$0.74	$0.78
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$9.54	$9.94

Assuming Change in Index Value +40% (for example from 1000 to 1400)
1) Fair Value of hypothetical zero coupon bond (Bond)	$9.63	$9.93
2) Fair Value of hypothetical in-the-money binary call option (Binary ITM Call)	$0.77	$0.80
3) Fair Value of hypothetical out-of-the-money put option (OTM Put)	$0.00	$0.00
4) Fair Value {1) + 2) - 3)}	$10.40	$10.72
Percentage Change in Contract Value as a result of Fair Value adjustment	3.99%	7.21%
Surrender Charge	$0.75	$0.78
Withdrawal Amount Received After Fair Value adjustment and Surrender Charge	$9.65	$9.94

Input Values used above as follows
Bond discount rate	4.60%	4.60%
Annual dividend yield	1.18%	1.18%
Risk free rate	3.64%	3.64%
ITM Call volatility	24.93%	24.93%
OTM Put volatility	24.93%	24.93%

41

CYCLE INVESTMENT UNIT VALUE EXAMPLES
For each active Cycle Investment, the Cycle Investment Unit Value will be calculated on each Cycle Business Day based on each (A) Cycle Investment’s Fair Value as determined by the Fair Value Calculation Agent;
(B) the number of Cycle Investment units held; and (C) the Floor Rate or Buffer Rate applicable to the Cycle Investment.
FOR CYCLE INVESTMENTS WITH A FLOOR RATE AND CAP RATE:
Start Date
The Initial Cycle Investment Unit Value will be set as $10 for each Cycle on the Start Date.
During the Cycle Term
For Cycle Investments that have a Cycle Start Date prior to November 13, 2023:
Each Cycle Business Day prior to Cycle End Date, the Cycle Investment Unit Value will be calculated as the lesser of:
(A)    The Cycle Investment Unit Value based on the Fair Value
Each Business Day the Fair Value of each Cycle Investment will be determined by a Fair Value Calculation Agent.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units
and
(B)    The Cycle Investment Unit Value adjusted for the Proportional Cap Rate
The percentage gain in the Cycle Investment Unit Value, prior to the Cycle End Date, is limited by the Proportional Cap Rate, which is the Cap Rate multiplied by the amount of time that has elapsed since the Cycle Start Date, divided by the Cycle Term.
The maximum Cycle Investment Unit Value is adjusted for the Proportional Cap Rate = { Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]}. This is the maximum that the Cycle Investment Unit Value can be prior to the Cycle End Date.
Example 1: A Cycle Investment that is 150 days since the Cycle Start Date, has a 3 year Cycle Term, a 20% Cap Rate, a Fair Value of $1,250,000, and current number of Cycle Investment Units of 100,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,250,000 / 100,000 = $12.50
(B) The initial Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + ( Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]} = $10 x {1+ 20% x (150/(365 x 3)} = $10.27. This is the maximum that the Cycle Investment Unit Value can be.
The Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$12.50, $10.27} = $10.27.
Example 2: A Cycle Investment that is 150 days since the Start Date, has a 3 year Cycle Term, a 20% Cap Rate, a Fair Value of $900,000, and current number of Cycle Investment Units of 100,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $900,000 / 100,000 = $9.00
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + ( Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]} = $10 x {1+ 20% x (150/(365 x 3)} = $10.27. This is the maximum that the Cycle Investment Unit Value can be.
The Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$9.00, $10.27} = $9.00.

For Cycle Investments that have a Cycle Start Date on or after November 13, 2023:
During the Cycle Term
Each Cycle Business Day prior to Cycle End Date, the Cycle Investment Unit Value will be calculated as: The Cycle Investment Unit Value based on the Fair Value
Each Business Day the Fair Value of each Cycle Investment will be determined by a Fair Value Calculation Agent. This is equivalent to the Fair Value / number of Cycle Investment Units.
42

Example 1: A Cycle Investment that is 150 days since the Cycle Start Date has a 3 year Cycle Term, a 20% Cap Rate, a Fair Value of $1,100,000, and the current number of Cycle Investment Units of 100,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,100,000 / 100,000 = $11.00
The Cycle Investment Unit Value = $11.00.
Example 2: A Cycle that is 150 days since the Cycle Start Date has a 3 year Cycle Term, a 20% Cap Rate, a Fair Value of $900,000, and the current number of Cycle Investment Units of 100,000.
The fair value per Cycle Units outstanding Unit Value = Fair Value / number of Cycle Investment Units = $900,000 / 100,000 = $9.00
The Cycle Investment Unit Value = $9.00.
During the Cycle Term prior to the Cycle End Date, no Floor Rate or Buffer Rate applies. Thus, during the Cycle Term, the decrease in the Cycle Investment Unit Value is not limited by Floor Rate or Buffer Rate protection. This means that you could lose all of your principal invested in a Cycle, if you take a withdrawal prior to the Cycle End Date.
Withdrawals from the Cycle Investment prior to the Cycle End Date are permitted and the impact of the withdrawal on the amount of investment remaining in the Cycle Investment is based on the dollar amount withdrawn and the Cycle Investment Unit Value at the time of the Withdrawal.
(A)    The dollar amount of the Withdrawal is translated into number of Cycle Investment Units withdrawn as (dollar amount of the Withdrawal) / (Cycle Investment Unit Value at the time of the Withdrawal) = number of Cycle Investment Units withdrawn.
(B)    The number of Cycle Investment Units remaining after the Withdrawal = (number of Cycle Investment Units prior to Withdrawal) – (number of Cycle Investment Units withdrawn [as calculated in (A) above]).
(C)    Value of the remaining investment in the Cycle Investment = (number of Cycle Investment Units remaining after the Withdrawal [as calculated in (B) above]) x (Cycle Investment Unit Value at the time of the Withdrawal).
Example 1: A Cycle Investment prior to the Cycle End Date has a current Cycle Investment Unit Value of $10 and current number of Cycle Investment Units of 10,000 has withdrawals of $10,000.
(A)    The number of Cycle Investment Units withdrawn = (dollar amount of the Withdrawal) / (Cycle Investment Unit Value at the time of the Withdrawal) = $10,000 / $10 = 1,000.
(B)    The number of Cycle Investment Units remaining after the withdrawal = (number of Cycle Investment Units prior to the Withdrawal) – (number of Cycle Investment Units withdrawn) = 10,000 – 1,000 = 9,000.
(C)    The value of the remaining investment in the Cycle Investment = (number of Cycle Investment Units remaining after the Withdrawal) x (Cycle Investment Unit Value at the time of the Withdrawal) = 9,000 x $10 = $90,000.
Example 2: A -10% Floor Cycle that had an initial Cycle Investment of $100,000, takes a withdrawal prior to the Cycle End Date. The current Cycle Investment Unit Value is $7.00 (note: if the Floor Rate applied prior to the Cycle End Date, the Cycle Investment Unit Value would be $9.00 = $10 * (1 + Cycle Floor Rate)) and current number of Cycle Investment Units of 10,000 has a withdrawal of $7,000.
(A)    The number of Cycle Investment Units withdrawn = (dollar amount of the Withdrawal) / (Cycle Investment Unit Value at the time of the Withdrawal) = $7,000 / $7.00 = 1,000.
(B)    The number of Cycle Investment Units remaining after the withdrawal = (number of Cycle Investment Units prior to the Withdrawal) – (number of Cycle Investment Units withdrawn) = 10,000 – 1,000 = 9,000.
(C)    The value of the remaining investment in the Cycle Investment = (number of Cycle Investment Units remaining after the Withdrawal) x (Cycle Investment Unit Value at the time of the Withdrawal) = 9,000 x $7 = $63,000.
Example 3: A -10% Buffer Cycle that had an initial Cycle Investment of $100,000, takes a withdrawal prior to the Cycle End Date. The current Cycle Investment Unit Value is $7.00 (note: if the Buffer Rate applied prior to the Cycle End Date, the Cycle Investment Unit Value would be $8.00 = $10 * (30% + Cycle Buffer Rate)) and current number of Cycle Investment Units of 10,000 has a withdrawal of $7,000.
(A)    The number of Cycle Investment Units withdrawn = (dollar amount of the Withdrawal) / (Cycle Investment Unit Value at the time of the Withdrawal) = $7,000 / $7.00 = 1,000.
(B)    The number of Cycle Investment Units remaining after the withdrawal = (number of Cycle Investment Units prior to the Withdrawal) – (number of Cycle Investment Units withdrawn) = 10,000 – 1,000 = 9,000.
(C)    The value of the remaining investment in the Cycle Investment = (number of Cycle Investment Units remaining after the Withdrawal) x (Cycle Investment Unit Value at the time of the Withdrawal) = 9,000 x $7 = $63,000.
43

On the Cycle End Date
The Cycle End Date Unit Value will equal the Cycle Investment Unit Value on the Cycle End Date subject to being no greater than the Cycle End Date Unit Value Cap (See D below) and being no less that the Cycle End Date Unit Value Floor (see E below).
(A)    Initial Cycle Investment Unit Value:
1.    The Initial Cycle Investment Unit Value = $10
(B)    Change in the Index Value
The Change in the Index Value equals:
1.    The last reported value of the Index on the Cycle End Date, minus the last reported value of the Index on the Start Date, divided by.
2.    The last reported Value of the Index on the Start Date.
(C)    Cycle End Date Initial Unit Value
The Cycle End Date’s initial Unit Value equals:
1.    The Initial Cycle Investment Unit Value multiplied by
2.    One plus the Change in Index Value, computed as set forth in (B) above.
(D)    Cycle End Date Unit Value Cap
The Cycle End Date’s Unit Value Cap equals the Initial Cycle Investment Unit Value multiplied by (one plus the Cap Rate.)
(E)    Cycle End Date Unit Value Floor
The Cycle End Date’s Unit Value Floor equals the Initial Cycle Investment Unit Value multiplied by (one plus the Floor Rate (which is a negative number)).
(F)    Maturity Unit Value
Cycle Investment Unit Cycle Investment Value is the greater of (i) (E) ; or (ii) the lesser of (C)and (D).
Example 1: A Cycle Investment matures, the Cap Rate is 20%, Index Value on the Cycle End Date is 1,500, Index Value on the Cycle Start Date is 1,000, and the Floor Rate is -10%.

(A) Initial Cycle Investment Unit Value = $10.00
(B) Change in Index Value = (1,500 – 1,000)/1,000 = 50%
(C) Cycle End Date Initial Unit Value = $10 x (1+50%) = $15.00
(D) Cycle End Date Unit Value Cap = $10 x (1+20%) = $12.00
(E) Cycle End Date Unit Value Floor = $10 x (1+ -10%) = $9.00
Cycle Investment Unit Value = (C) subject to being no greater than (D) and no less than (E) = Max {$9.00 and Min($15.00, $12.00)} = $12.00
Example 2: A Cycle Investment matures, the Cap Rate is 20%, Index Value on the Cycle End Date is 800, Index Value on the Start Date is 1,000, and the Floor Rate is -10%.

(A) Initial Cycle Investment Unit Value = $10.00
(B) Change in Index Value = (800 – 1,000)/1,000 = -20%
(C) Cycle End Date initial Unit Value = $10 x (1+-20%) = $8.00
(D) Cycle End Date Unit Value Cap = $10 x (1+20%) = $12.00
(E) Cycle End Date Unit Value Floor = $10 x (1+ -10%) = $9.00
Cycle Investment Unit Value = (C) subject to being no greater than (D) and no less than (E) = Max{$9.00 and Min($8.00, $12.00)} = $9.00
Example 3: A Cycle Investment matures, the Cap Rate is 20%, Index Value on the Cycle End Date is 1,100, Index Value on the Start Date is 1,000, and the Floor Rate is -10%.

(A) Initial Cycle Investment Unit Value = $10.00
(B) Change in Index Value = (1,100 – 1,000)/1,000 = 10%
(C) Cycle End Date initial Unit Value = $10 x (1+10%) = $11.00
(D) Cycle End Date Unit Value Cap = $10 x (1+20%) = $12.00
(E) Cycle End Date Unit Value Floor = $10 x (1+ -10%) = $9.00
44

Cycle Investment Unit Value = (C) subject to being no greater than (D) and no less than (E) = Max{$9.00 and Min($11.00 , $12.00)} = $11.00
The value of investment in a Cycle Investment on the Cycle End Date is equal to the (number of Cycle Investment Units at the Cycle End Date) x (Cycle Investment Unit Value on the Cycle End Date).
Example 1: A Cycle on the Cycle End Date has a current Cycle Investment Unit Value of $12.31 and current number of Units of 10,000. The value of the investments in the Cycle on the Cycle End Date is $12.31 x 10,000 = $123,100.
FOR CYCLE INVESTMENTS WITH A BUFFER RATE AND CAP RATE:
Start Date
The Initial Cycle Investment Unit Value will be set as $10 for each Cycle Investment on the Start Date.
During the Cycle Term
For Cycle Investments that have a Cycle Start Date prior to November 13, 2023:
Each Cycle Business Day prior to Cycle End Date, the Cycle Investment Unit Value will be calculated as the lesser of:
(A)    The Cycle Investment Unit Value based on the Fair Value
Each Business Day the Fair Value of each Cycle Investment will be determined by a Fair Value Calculation Agent.
The fair value per Cycle Units outstanding = Fair Value / number of Units
and
(B)    The Cycle Investment Unit Value adjusted for the Proportional Cap Rate
The percentage gain in the Cycle Investment Unit Value, prior to the Cycle End Date, is limited by the Proportional Cap Rate, which is the Cap Rate multiplied by the amount of time that has elapsed since the Cycle Start Date divided by the Cycle Term.
The maximum Cycle Investment Unit Value is adjusted for the Proportional Cap Rate = { Initial Cycle Investment Unit Value } x {1 + ( Cap Rate) x [(number of days elapsed since Cycle Start Date) / (number of days in a Cycle Term)]}. This is the maximum that the Cycle Investment Unit Value can be prior to the Cycle End Date
Example 1: A Cycle Investment that is 150 days since the Cycle Start Date, has a one year Cycle Term, a 20% Cap Rate, a Fair Value of $1,250,000, and current number of Cycle Investment Units of 100,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,250,000 / 100,000 = $12.50
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x (number of days elapsed since Cycle Start Date) / (number of days in a Cycle Term)]} = $10 x {1+ 20% x (150/365)} = $10.82. This is the maximum that the Cycle Investment Unit Value can be.
Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$12.50, $10.82} = $10.82

Example 2: A Cycle Investment that is 150 days since the Start Date, has a one year Cycle Term, a 20% Cap Rate, a Fair Value of $900,000, and current number of Cycle Investment Units of 100,000.
(A) The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $900,000 / 100,000 = $9.00
(B) The maximum Cycle Investment Unit Value adjusted for the Proportional Cap Rate = {Initial Cycle Investment Unit Value} x {1 + (Cap Rate) x [(number of days elapsed since Start Date) / (number of days in a Cycle Term)]}= $10 x {1+ 20% x (150/365)} = $10.82. This is the maximum that the Cycle Investment Unit Value can be.
Cycle Investment Unit Value = Lesser of (A) and (B) = Min {$9.00, $10.82} = $9.00
During the Cycle Term
For Cycle Investments that have a Cycle Start Date on or after November 13, 2023:
Each Cycle Business Day prior to Cycle End Date, the Cycle Investment Unit Value will be calculated as the Cycle Investment Unit Value based on the Fair Value
Each Business Day the Fair Value of each Cycle Investment will be determined by a Fair Value Calculation Agent. This is equivalent to the Fair Value / number of Cycle Investment Units
Example 1:A Cycle Investment that is 150 days since the Cycle Start Date, has a 3 year Cycle Term, a 35% Cap Rate, a Fair Value of $1,250,000, and the current number of Cycle Investment Units of 100,000.
45

The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,250,000 / 100,000 = $12.50
Cycle Investment Unit Value = $12.50.
Example 2:A Cycle Investment that is 150 days since the Cycle Start Date, has a 3 year Cycle Term, a 35% Cap Rate, a Fair Value of $490,000 and the current number of Cycle Investment Units of 100,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $490,000 / 100,000 = $4.90
Cycle Investment Unit Value = $4.90.

During the Cycle Term prior to the Cycle End Date, no Buffer Rate or Floor Rate applies. Thus, during the Cycle Term, the decrease in the Cycle Investment Unit Value is not limited by the Buffer Rate or Floor Rate protection.
Withdrawals from the Cycle Investment prior to the Cycle End Date are permitted and the impact of the withdrawal on the amount of investment remaining in the Cycle Investment is based on the dollar amount withdrawn and the Cycle Investment Unit Value at the time of the Withdrawal.
(A)    The dollar amount of the Withdrawal is translated into number of Cycle Investment Units withdrawn as (dollar amount of the Withdrawal) / (Cycle Investment Unit Value at the time of the Withdrawal) = number of Cycle Investment Units withdrawn.
(B)    The number of Cycle Investment Units remaining after the Withdrawal = (number of Cycle Investment Unit prior to Withdrawal) – (number of Cycle Investment Units withdrawn [as calculated in (A) above]).
(C)    Value of the remaining investment in the Cycle Investment = (number of Cycle Investment Units remaining after the Withdrawal [as calculated in (B) above]) * (Cycle Investment Unit Value at the time of the Withdrawal).
Example 1: A Cycle Investment prior to the Cycle End Date has a current Cycle Investment Unit Value of $10 and current number of Cycle Investment Units of 10,000 has withdrawals of $10,000.
(A)    The number of Cycle Investment Units withdrawn = (dollar amount of the Withdrawal) / (Cycle Investment Unit Value at the time of the Withdrawal) = $10,000 / $10 = 1,000.
(B)    The number of Cycle Investment Units remaining after the withdrawal = (number of Cycle Investment Units prior to the Withdrawal) – (number of Cycle Investment Units withdrawn) = 10,000 – 1,000 = 9,000.
(C)    The value of the remaining investment in the Cycle Investment = (number of Cycle Investment Units remaining after the Withdrawal) * (Cycle Investment Unit Value at the time of the Withdrawal) = 9,000 * $10 = $90,000.
On the Cycle End Date
The Cycle End Date Unit Value will equal the Cycle End Date Initial Unit Value subject to being no greater than the Cycle End Date Unit Value Cap (See D below) and for losses that occur in excess of the Cycle End Date Unit Value Buffer (see E below).
(A)    Initial Cycle Investment Unit Value:
1.    The Initial Cycle Investment Unit Value = $10
(B)    Change in the Index Value:
The Change in the Index Value equals:
1.    The last reported value of the Index on the Cycle End Date, minus the last reported value of the Index on the Cycle Start Date, divided by.
2.    The last reported Value of the Index on the Cycle Start Date.
(C)    Cycle End Date initial Unit Value
The Cycle End Date’s initial Unit Value equals:
1.    The Initial Unit Value multiplied by
2.    One plus the Change in Index Value, computed as set forth in (B) above.
(D)    Cycle End Date Unit Value Cap
The Cycle End Date’s Unit Value Cap equals the Initial Cycle Investment Unit Value multiplied by one plus the Cap Rate.
(E)    Cycle End Date Unit Value Buffer
If the Change in Index Value, as computed in (B) above, is greater than or equal to the Cycle Buffer Rate (i.e., is not a loss greater than the Buffer Rate) then the Cycle’s End Date Unit Value Buffer equals the Initial Unit Value. If the Change in the Index Value, as computed in (B) above, is less than the Cycle Buffer Rate (i.e., is a loss greater than the Buffer Rate) then the
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Cycle’s End Date Unit Value Buffer equals the Initial Unit Value multiplied by one plus the quantity of the Change in Index Value minus the Buffer Rate.
(F)    Maturity Unit Value
Cycle Investment Unit Value is the greater of (i) (E); or (ii) the lesser of (C) and (D).
Example 1: A Cycle Investment matures, the Cap Rate is 20%, Index Value on the Cycle End Date is 950, Index Value on the Start Date is 1,000, and the Buffer Rate is -10%.

(A) Initial Cycle Investment Unit Value = $10.00
(B) Change in Index Value = (950 – 1,000)/1,000 = -5.0%
(C) Cycle End Date initial Unit Value = $10 x (1+-5.0%) = $9.50
(D) Cycle End Date Unit Value Cap = $10 x (1+20%) = $12.00
(E) Cycle End Date Unit Value Buffer = $10.00; since the Change in Index Value of -5.0% is greater than Buffer Rate of -10%, the Cycle End Date Unit Value Buffer is the Initial Unit Value of $10.00.
Cycle Investment Unit Value = Greater of $10.00 versus Min{$9.50 , $12.00}, which is $10.00.
Example 2: A Cycle Investment matures, the Cap Rate is 20%, Index Value on the Cycle End Date is 800, Index Value on the Start Date is 1,000, and the Buffer Rate is -10%.

(A) Initial Unit Value = $10.00
(B) Change in Index Value = (800 – 1,000)/1,000 = -20.0%
(C) Cycle End Date Initial Unit Value = $10 x (1+-20.0%) = $8.00
(D) Cycle End Date Unit Value Cap = $10 x (1+20%) = $12.00
(E) Cycle End Date Unit Value Buffer = $9.00; since the Change in Index Value of -20.0% is less than the Buffer Rate of -10%, the Cycle End Date Unit Value Buffer is $10 * (1 + -20% - -10%) = $9.00.
Cycle Investment Unit Value = Greater of $9.00 versus Min{$8.00 , $12.00}, which is $9.00.
Example 3: A Cycle Investment matures, the Cap Rate is 20%, Index Value on the Cycle End Date is 1,100, Index Value on the Start Date is 1,000, and the Buffer Rate is -10%.

(A) Initial Cycle Investment Unit Value = $10.00
(B) Change in Index Value = (1,100 – 1,000)/1,000 = 10.0%
(C) Cycle End Date Initial Unit Value = $10 x (1+10.0%) = $11.00
(D) Cycle End Date Unit Value Cap = $10 x (1+20%) = $12.00
(E) Cycle End Date Unit Value Buffer = $10.00; since the Change in Index Value of 10% is greater than the Buffer Rate of -10%, the Cycle End Date Unit Value Buffer is $10.00.
Cycle Investment Unit Value = Greater of $10.00 versus Min{$11.00 , $12.00}, which is $11.00.
Example 4: A Cycle Investment matures, the Cap Rate is 20%, Index Value on the Cycle End Date is 1,500, Index Value on the Start Date is 1,000, and the Buffer Rate is -10%.

(A) Initial Unit Value = $10.00
(B) Change in Index Value = (1,500 – 1,000)/1,000 = 50.0%
(C) Cycle End Date Initial Unit Value = $10 x (1+50.0%) = $15.00
(D) Cycle End Date Unit Value Cap = $10 x (1+20%) = $12.00
(E) Cycle End Date Unit Value Buffer = $10.00; since the Change in Index Value of 50% is greater than the Buffer Rate of -10%, the Cycle End Date Unit Value Buffer is $10.00.
Cycle Investment Unit Value = Greater of $10.00 versus Min{$15.00, $12.00}, which is $12.00.
The value of investment in a Cycle Investment on the Cycle End Date is equal to the (number of Cycle Investment Units at the Cycle End Date) * (Cycle Investment Unit Value on the Cycle End Date).
Example 1: A Cycle Investment on the Cycle End Date has a current Cycle Investment Unit Value of $12.31 and current number of Cycle Investment Units of 10,000 the value of the investments in the Cycle Investment on the Cycle End Date is $12.31 * 10,000 = $123,100.
FOR CYCLE INVESTMENTS WITH A BUFFER RATE AND A PARTICIPATION RATE:
Start Date
The Initial Cycle Investment Unit Value will be set as $10 for each Cycle Investment on the Start Date.
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During the Cycle Term
Each Cycle Business Day prior to Cycle End Date, the Cycle Investment Unit Value will be calculated as the Cycle Investment Unit Value based on the Fair Value
Each Business Day the Fair Value of each Cycle Investment will be determined by a Fair Value Calculation Agent.
This is equivalent to the Fair Value / number of Cycle Investment Units.
Example 1: A Cycle Investment that is 150 days since the Cycle Start Date has a 6-year Cycle Term, an 80% Participation Rate, a Fair Value of $1,150,000, and current number of Cycle Investment Units of 100,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,150,000 / 100,000 = $11.50 Cycle Investment Unit Value = $11.50
Example 2: A Cycle Investment that is 150 days since the Start Date has a 6-year Cycle Term, an 110% Participation Rate, a Fair Value of $900,000, and current number of Cycle Investment Units of 100,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $900,000 / 100,000 = $9.00
Cycle Investment Unit Value = $9.00
During the Cycle Term prior to the Cycle End Date, no Buffer Rate or Floor Rate applies. Thus, during the Cycle Term, the decrease in the Cycle Investment Unit Value is not limited by the Buffer Rate or Floor Rate protection.
Withdrawals from the Cycle Investment prior to the Cycle End Date are permitted and the impact of the withdrawal on the amount of investment remaining in the Cycle Investment is based on the dollar amount withdrawn and the Cycle Investment Unit Value at the time of the Withdrawal.
A.The dollar amount of the Withdrawal is translated into number of Cycle Investment Units withdrawn as (dollar amount of the Withdrawal) / (Cycle Investment Unit Value at the time of the Withdrawal) = number of Cycle Investment Units withdrawn.
B.The number of Cycle Investment Units remaining after the Withdrawal = (number of Cycle Investment Unit prior to Withdrawal) – (number of Cycle Investment Units withdrawn [as calculated in (A) above]).
C.Value of the remaining investment in the Cycle Investment = (number of Cycle Investment Units remaining after the Withdrawal [as calculated in (B) above]) * (Cycle Investment Unit Value at the time of the Withdrawal).

Example 1: A Cycle Investment prior to the Cycle End Date has a current Cycle Investment Unit Value of $10 and current number of Cycle Investment Units of 10,000 has withdrawals of $10,000.
A.The number of Cycle Investment Units withdrawn = (dollar amount of the Withdrawal) / (Cycle Investment Unit Value at the time of the Withdrawal) = $10,000 / $10 = 1,000.
B.The number of Cycle Investment Units remaining after the withdrawal = (number of Cycle Investment Units prior to the Withdrawal) – (number of Cycle Investment Units withdrawn) = 10,000 – 1,000 = 9,000.
C.The value of the remaining investment in the Cycle Investment = (number of Cycle Investment Units remaining after the Withdrawal) * (Cycle Investment Unit Value at the time of the Withdrawal) = 9,000 * $10 = $90,000.

On the Cycle End Date
The Cycle End Date Unit Value will be determined with reference to the Participation Rate (See C below) if there is Index gain and will equal the Initial Unit Value subject to losses that occur in excess of the Cycle End Date Unit Value Buffer (see D below) if there is Index loss.
A.Initial Cycle Investment Unit Value:
1.The Initial Cycle Investment Unit Value = $10
B.Change in the Index Value:
The Change in the Index Value equals:
1.The last reported value of the Index on the Cycle End Date, minus the last reported value of the Index on the Cycle Start Date, divided by.
2.The last reported Value of the Index on the Cycle Start Date.
C.Maturity unit value – Index Gain
If the Change in Index Value, computed as set forth in (B) above is greater than or equal to zero, the Cycle End Date’s Unit Value equals:
1.The Initial Unit Value multiplied by
2.One plus
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3.The Change in Index Value, computed as set forth in (B) above, multiplied by the Participation Rate.
D.Cycle End Date Unit Value Buffer
If the Change in Index Value, as computed in (B) above, is greater than or equal to the Buffer Rate (i.e., is not a loss greater than the Buffer Rate) then the Cycle’s End Date Unit Value Buffer equals the Initial Unit Value. If the Change in the Index Value, as computed in (B) above, is less than the Buffer Rate (i.e., is a loss greater than the Buffer Rate) then the Cycle’s End Date Unit Value Buffer equals the Initial Unit Value multiplied by one plus the quantity of the Change in Index Value minus the Buffer Rate.
E.Maturity unit value – Index Loss
If the Change in Index Value is less than zero, the Cycle End Date’s Unit Value is subject to (D).

Example 1: A Cycle Investment matures, the Participation Rate is 80%, Index Value on the Cycle End Date is 950, Index Value on the Start Date is 1,000, and the Buffer Rate is -10%.
A.Initial Cycle Investment Unit Value = $10.00
B.Change in Index Value = (950 – 1,000)/1,000 = -5.0%
C.Is not applicable in this example because the Change in Index Value, computed in (B) above, is less than 0
D.Cycle End Date Unit Value Buffer = $10.00; since the Change in Index Value of -5.0% is greater than Buffer Rate of -10%, the Cycle End Date Unit Value Buffer is the Initial Unit Value of $10.00.
Cycle Investment Unit Value = Cycle End Date Unit Value Buffer computed as set forth in (D) above, which is $10.00.

Example 2: A Cycle Investment matures, the Participation Rate is 80%, Index Value on the Cycle End Date is 800, Index Value on the Start Date is 1,000, and the Buffer Rate is -10%.
A.Initial Unit Value = $10.00
B.Change in Index Value = (800 – 1,000)/1,000 = -20.0%
C.Is not applicable in this example because the Change in Index Value, computed in (B) above, is less than 0
D.Cycle End Date Unit Value Buffer = $9.00; since the Change in Index Value of -20.0% is less than the Buffer Rate of -10%, the Cycle End Date Unit Value Buffer is $10 * (1 + -20% — 10%) = $9.00.
Cycle Investment Unit Value = Cycle End Date Unit Value Buffer computed as set forth in (D) above, which is $9.00.

Example 3: A Cycle Investment matures, the Participation Rate is 80%, Index Value on the Cycle End Date is 1,100, Index Value on the Start Date is 1,000, and the Buffer Rate is -10%.
A.Initial Cycle Investment Unit Value = $10.00
B.Change in Index Value = (1,100 – 1,000)/1,000 = 10.0%
C.Cycle End Date Unit Value Buffer = $10 × (1+80%*10.0%) = $10.80
D.Is not applicable in this example because the Change in Index Value computed in (B) above is greater than 0

Cycle Investment Unit Value =$10.80 as computed in (C), since the Change in Index Value, as computed in (B) above, is greater than 0.
The value of investment in a Cycle on the Cycle End Date is equal to the (number of Cycle Investment Units at the Cycle End Date) * (Cycle Investment Unit Value on the Cycle End Date).
Example 1: A Cycle Investment on the Cycle End Date has a current Cycle Investment Unit Value of $12.31 and current number of Cycle Investment Units of 10,000 the value of the investments in the Cycle Investment on the Cycle End Date is $12.31 * 10,000 = $123,100.
CYCLE INVESTMENT
The Contract Holder’s Cycle Investment on any Cycle Business Day is the number of Cycle Investment Units credited to the Contract Holder multiplied by the day’s Cycle Investment Unit Value.
Example 1: On a Cycle Start Date a Contract Holder invests $100,000 in a Cycle Investment. The Initial Cycle Investment Unit Value is $10. After 6 months, the Cycle Investment Unit Value of the Cycle Investment is $13.00.
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(A)    Number of Cycle Investment Units = $100,000/10 = 10,000 Cycle Investment Units
(B)    Cycle Investment after 6 months = 10,000 x $13.00 = $130,000
Example 2: On a Cycle Start Date a Contract Holder invests $90,000 in a Cycle Investment. The Initial Cycle Investment Unit Value is $10. After 3 months, the Cycle Investment Unit Value of the Cycle Investment is $8.50.
(A)    Number of Cycle Investment Units = $90,000/10 = 9,000 Cycle Investment Units
(B)    Cycle Investment after 3 months = 9,000 x $8.50 = $76,500
Example 3: On a Cycle Start Date a Contract Holder invests $250,000 in a Cycle Investment. The Initial Cycle Investment Unit Value is $10. After 10 months, the Cycle Investment Unit Value of the Cycle Investment is $12.00.
(A)    Number of Cycle Investment Units = $250,000/10 = 25,000 Cycle Investment Units
(B)    Cycle Investment after 10 months = 25,000 x $12.00 = $300,000

FOR CYCLE INVESTMENTS WITH A TRIGGER RATE AND A BUFFER RATE
Start Date
The Initial Cycle Investment Unit Value will be set as $10 for each Cycle Investment on the Start Date.
During the Cycle Term
Each Cycle Business Day prior to Cycle End Date, the Cycle Investment Unit Value will be calculated as the Cycle Investment Unit
Value based on the Fair Value
Each Business Day the Fair Value of each Cycle Investment will be determined by a Fair Value Calculation Agent.
This is equivalent to the Fair Value / number of Cycle Investment Units.
Example 1: A Cycle Investment that is 150 days since the Cycle Start Date has a 1-year Cycle Term, an 8% Trigger Rate, a -20% Buffer Rate, a 0% Trigger Point, a Fair Value of $1,050,000, and current number of Cycle Investment Units of 100,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,050,000 / 100,000 = $10.50 Cycle Investment Unit Value = $10.50
Example 2: A Cycle Investment that is 150 days since the Cycle Start Date has a 1-year Cycle Term, an 8% Trigger Rate, a -20% Buffer, a 0% Trigger Point, a Fair Value of $900,000, and current number of Cycle Investment Units of 100,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $900,000 / 100,000 = $9.00
Cycle Investment Unit Value = $9.00
Example 3: A Cycle Investment that is 150 days since the Cycle Start Date has a 1-year Cycle Term, an 5% Trigger Rate, a -20% Buffer, a -20% Trigger Point, a Fair Value of $1,040,000, and current number of Cycle Investment Units of 100,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $1,040,000 / 100,000 = $10.40
Cycle Investment Unit Value = $10.40
Example 4: A Cycle Investment that is 150 days since the Cycle Start Date has a 1-year Cycle Term, an 5% Trigger Rate, a -20% Buffer, a -20% Trigger Point, a Fair Value of $980,000, and current number of Cycle Investment Units of 100,000.
The fair value per Cycle Units outstanding = Fair Value / number of Cycle Investment Units = $980,000 / 100,000 = $9.80
Cycle Investment Unit Value = $9.80
During the Cycle Term prior to the Cycle End Date, the Buffer Rate does not apply. Thus, during the Cycle Term, the decrease in the Cycle Investment Unit Value is not limited by the Buffer Rate protection.
Withdrawals from the Cycle Investment prior to the Cycle End Date are permitted and the impact of the withdrawal on the amount of investment remaining in the Cycle Investment is based on the dollar amount withdrawn and the Cycle Investment Unit Value at the time of the Withdrawal.
A.The dollar amount of the Withdrawal is translated into number of Cycle Investment Units withdrawn as (dollar amount of the Withdrawal) / (Cycle Investment Unit Value at the time of the Withdrawal) = number of Cycle Investment Units withdrawn.
B.The number of Cycle Investment Units remaining after the Withdrawal = (number of Cycle Investment Unit prior to Withdrawal) – (number of Cycle Investment Units withdrawn [as calculated in (A) above]).
C.Value of the remaining investment in the Cycle Investment = (number of Cycle Investment Units remaining after the Withdrawal [as calculated in (B) above]) * (Cycle Investment Unit Value at the time of the Withdrawal).
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Example 1: A Cycle Investment prior to the Cycle End Date has a current Cycle Investment Unit Value of $10 and current number of Cycle Investment Units of 10,000 has withdrawals of $10,000.
A.The number of Cycle Investment Units withdrawn = (dollar amount of the Withdrawal) / (Cycle Investment Unit Value at the time of the Withdrawal) = $10,000 / $10 = 1,000.
B.The number of Cycle Investment Units remaining after the withdrawal = (number of Cycle Investment Units prior to the Withdrawal) – (number of Cycle Investment Units withdrawn) = 10,000 – 1,000 = 9,000.
C.The value of the remaining investment in the Cycle Investment = (number of Cycle Investment Units remaining after the Withdrawal) * (Cycle Investment Unit Value at the time of the Withdrawal) = 9,000 * $10 = $90,000.

On the Cycle End Date
The Cycle End Date Unit Value will be determined with reference to the Change in the Index Value over the Cycle Term (See B below), the Trigger Point (See C below), and the Buffer Rate (see D below) if there is a negative Change in Index Value.
A.Initial Cycle Investment Unit Value:
1.The Initial Cycle Investment Unit Value = $10
B. Change in the Index Value:
The Change in the Index Value equals:
1.The last reported value of the Index on the Cycle End Date, minus the last reported value of the Index on the Cycle Start Date, divided by.
2.The last reported Value of the Index on the Cycle Start Date.
C. Trigger Point
If the Change in Index Value, as computed in (B) above. is greater than or equal to the Trigger Point, the Cycle End Date’s Unit Value equals:
1.The Initial Unit Value multiplied by
2.One plus the Trigger Rate
If the Change in the Index Value, as computed in (B) above, is less than the Trigger Point and greater than or equal to the Buffer Rate, then the Cycle End Date Unit Value equals:
1.The Initial Cycle Investment Unit Value ($10).
D. Buffer Rate
1.If the Change in Index Value, as computed in (B) above, is less than the Buffer Rate (i.e. is a loss greater than the Buffer Rate) then the Cycle End Date Unit Value equals
2.The Initial Unit Value ($10) multiplied by
3.One plus the quantity of the Change in Index Value minus
4.The Buffer Rate (which is a negative value).

Example 1: A Cycle Investment matures, the Trigger Rate is 8%, the Trigger Point is 0%, Index Value on the Cycle End Date is 950, Index Value on the Start Date is 1,000, and the Buffer Rate is -20%.
A.Initial Cycle Investment Unit Value = $10.00
B.Change in Index Value = (950 – 1,000)/1,000 = -5.0%
C.Cycle End Date Unit Value = $10, because the Change in Index Value is greater than the Buffer Rate (-20%), but less than the Trigger Point (0%).
D.Is not applicable in this example because the Change in Index Value of -5.0% is greater than Buffer Rate of -20%.
Cycle Investment Unit Value, as computed in (C) above, is $10.00.

Example 2: A Cycle Investment matures, the Trigger Rate 8%, the Trigger Point is 0%, Index Value on the Cycle End Date is 750, Index Value on the Start Date is 1,000, and the Buffer Rate is -20%.
A.Initial Unit Value = $10.00
B.Change in Index Value = (750 – 1,000)/1,000 = -25.0%
C.Is not applicable in this example because the Change in Index Value, computed in (B) above, is less than the Buffer Rate.
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D.Cycle End Date Unit Value = $9.50, because the Change in Index Value of -25.0% is less than the Buffer Rate of -20%, the Cycle End Date Unit Value is $10 * (1 + -25% — 20%) = $9.50.
Cycle Investment Unit Value, as computed in (D) above, is $9.50.

Example 3: A Cycle Investment matures, the Trigger Rate is 8%, Trigger Point is 0%, Index Value on the Cycle End Date is 1,100, Index Value on the Start Date is 1,000, and the Buffer Rate is -20%.
A.Initial Cycle Investment Unit Value = $10.00
B.Change in Index Value = (1,100 – 1,000)/1,000 = 10.0%
C.Cycle End Date Unit Value = $10 × (1+8%) = $10.80, because the Change in Index Value in (B) above is greater than the Trigger Point.
D.Is not applicable in this example because the Change in Index Value computed in (B) above is greater than 0
Cycle Investment Unit Value, as computed in (C) above, is $10.80

Example 4: A Cycle Investment matures, the Trigger Rate is 8%, the Trigger Point is -20%, Index Value on the Cycle End Date is 950, Index Value on the Start Date is 1,000, and the Buffer Rate is -20%.
A.Initial Cycle Investment Unit Value = $10.00
B.Change in Index Value = (950 – 1,000)/1,000 = -5.0%
C.Cycle End Date Unit Value = $10 × (1+8%) = $10.80, this is applicable because the Change in Index Value is greater than the Trigger Point.
D.Is not applicable in this example because the Change in Index Value computed in (B) above is greater than the Buffer Rate.
Cycle Investment Unit Value, as computed in (C) above, is $10.80

Example 5: A Cycle Investment matures, the Trigger Rate 8%, the Trigger Point is -20%, Index Value on the Cycle End Date is 750, Index Value on the Start Date is 1,000, and the Buffer Rate is -20%.
A.Initial Unit Value = $10.00
B.Change in Index Value = (750 – 1,000)/1,000 = -25.0%
C.Is not applicable in this example because the Change in Index Value, computed in (B) above, is less than the Buffer Rate.
D.Cycle End Date Unit Value = $9.50 because the Change in Index Value of -25.0% is less than the Buffer Rate of -20%, the Cycle End Date Unit Value is $10 * (1 + -25% — 20%) = $9.50.
Cycle Investment Unit Value, as computed in (D) above, is $9.50.

Example 6: A Cycle Investment matures, the Trigger Rate is 8%, Trigger Point is -20%, Index Value on the Cycle End Date is 1,100, Index Value on the Start Date is 1,000, and the Buffer Rate is -20%.
A.Initial Cycle Investment Unit Value = $10.00
B.Change in Index Value = (1,100 – 1,000)/1,000 = 10.0%
C.Cycle End Date Unit Value = $10 × (1+8%) = $10.80; this is applicable because the Change in Index Value is greater than the Trigger Point.
D.Is not applicable in this example because the Change in Index Value computed in (B) above is greater than the Trigger Point.
Cycle Investment Unit Value, as computed in (C) above, is $10.80.
The value of investment in a Cycle on the Cycle End Date is equal to the (number of Cycle Investment Units at the Cycle End Date) * (Cycle Investment Unit Value on the Cycle End Date).
Example 1: A Cycle on the Cycle End Date has a current Cycle Investment Unit Value of $12.31 and current number of Cycle Investment Units of 10,000 the value of the investments in the Cycle on the Cycle End Date is $12.31 * 10,000 = $123,100.
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EXPERTS
The statutory basis financial statements of Midland National Life Insurance Company as of December 31, 2025 and December 31, 2024 and for each of the three years in the period ended December 31, 2025 included in this Statement of Additional Information have been so included in reliance on the report of [], independent auditors, given on the authority of said firm as experts in auditing and accounting.

The financial statements of Midland National Life Insurance Company Separate Account C as of December 31, 2025 and for the year then ended included in this Statement of Additional Information have been so included in reliance on the report of [], an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
OTHER INFORMATION
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

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AUDITED FINANCIAL STATEMENTS

The statutory basis financial statements of Midland National Life Insurance Company as of December 31, 2025 and December 31, 2024 and for each of the three years in the period ended December 31, 2025 and the financial statements of Midland National Life Insurance Company Separate Account C as of December 31, 2025 and for the year then ended are incorporated by reference to Form N-VPFS filed by the Registered Separate Account on April [ ], 2025.
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Part C
OTHER INFORMATION
Item 27. Exhibits

(a)		Resolution of the Board of Directors of Midland National Life Insurance Company authorizing establishment of Separate Account C (2)
(b)		Not Applicable
(c)	(1)	Distribution Agreement between Sammons Financial Network, LLC and Midland National Life Insurance Company (19)
	(2)	Registered Representative Contract (8)
(d)	(1)	Form of Registered Index-Linked and Variable Annuity Contract (18)
	(2)	Form of Return of Death Benefit Rider (20)
	(3)	Form of Waiver of Surrender Charge Rider (20)
	(4)	Form of Participation Rate Crediting Type Endorsement (20)
	(5)	Form of Trigger Rate Crediting Type Endorsement (22)
	(6)	Form of Non-Qualified Stretch Endorsement (22)
	(7)	Form of Joint Annuitant Endorsement (22)
(e)		Application for Registered Index-Linked and Variable Annuity Contract (20)
(f)	(1)	Articles of Incorporation of Midland National Life Insurance Company (2)
	(2)	By-laws of Midland National Life Insurance Company (2)
(g)		Not Applicable
(h)	(1)	Participation Agreement between Midland National Life Insurance Company and Fidelity VIP I and VIP II. (5)
	(2)	Amendments to Participation Agreement for Fidelity Distributors Corporation/Variable Insurance Products Fund, and Variable Products Fund II. (1)
	(3)	Participation Agreement between Midland National Life Insurance Company and Fidelity VIP III. (6)
	(4)	Amendments to Participation Agreement for Fidelity Distributors Corporation/Variable Insurance Products Fund III. (3)
	(5)	Participation Agreement between Midland National Life Insurance Company and Janus Capital Management LLC. (4)
	(6)	Rule 22c-2 Agreement between Midland National Life Insurance Company Calvert Distributors, Inc. (7)
	(7)	SEC Rule 22c-2 Amendment to Participation Agreement between Midland National Life Insurance Company and Fidelity Distributors Corporation. (7)
	(8)	SEC Rule 22c-2 Supplement to Participation Agreement between Midland National Life Insurance Company and Janus Capital Management LLC. (7)
	(9)	Rule 22c-2 Shareholder Information Agreement between Midland National and MFS Fund Distributors Inc. (7)
	(10)	Participation agreement between Midland National Life Insurance Company and BlackRock. (9)
	(11)	Participation agreement between Midland National Life Insurance Company and DWS. (9)
	(12)	Participation agreement between Midland National Life Insurance Company and Eaton Vance. (9)
	(13)	Participation agreement between Midland National Life Insurance Company and Franklin Templeton. (9)
	(14)	Amendment to Participation agreement between Midland National Life Insurance Company and Franklin Templeton. (9)
	(15)	Participation agreement between Midland National Life Insurance Company and Ivy Funds. (9)
	(16)	Participation agreement between Midland National Life Insurance Company and Legg Mason. (9)
	(17)	Participation agreement between Midland National Life Insurance Company and Pioneer Funds. (9)
	(18)	Participation agreement between Midland National Life Insurance Company and Prudential. (9)
	(19)	Participation agreement between Midland National Life Insurance Company and Royce Funds. (9)
	(20)	Amendment to Participation agreement between Midland National Life Insurance Company and Janus Capital Management LLC. (9)
	(21)	Participation Agreement between Midland National Life Insurance Company and Massachusetts Financial Variable Insurance Trusts. (9)
	(22)	Participation Agreement between Midland National Life Insurance Company and Fred Alger Management, Inc. (9)

(23)	Participation Agreement between Midland National Life Insurance Company and Calvert Asset Management Company, Inc. (9)
(24)	Participation Agreement between Midland National Life Insurance Company and Pacific Investment Management Company LLC. (9)
(25)	Participation Agreement between Midland National Life Insurance Company and Rydex Distributors LLC. (9)
(26)	Participation Agreement between Midland National Life Insurance Company and AllianceBernstein. (10)
(27)	Amendment to Participation Agreement between Midland National Life Insurance Company and American Century. (10)
(28)	Participation Agreement Amended and Restated between Midland National Life Insurance Company and DWS. (10)
(29)	Participation Agreement between Midland National Life Insurance Company and Lazard. (10)
(30)	Participation Agreement between Midland National Life Insurance Company and Lord Abbett. (10)
(31)	Amendment to Participation Agreement between Midland National Life Insurance Company and Northern Lights Variable Trust. (10)
(32)	Amendment to Participation Agreement between Midland National Life Insurance Company and Van Eck. (10)
(33)	Amendment to the Participation Agreement between Midland National Life Insurance Company, American Century Investment Services, Inc. and American Century Investment Management, Inc. (11)
(34)	Summary Prospectus Agreement between Midland National Life Insurance Company and Fidelity Distributors Corporation. (11)
(35)	Amendment to the Participation Agreement between Midland National Life Insurance Company and Janus Aspen Series. (11)
(36)	Amendment to the Participation Agreement between Midland National Life Insurance Company, The Alger American Portfolios and Fred Alger & Company, Incorporated. (12)
(37)	Amendment to the Participation Agreement between Midland National Life Insurance Company, Sammons Financial Network, LLC, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. (12)
(38)
Amendment to the Participation Agreement between Midland National Life Insurance Company, DWS Variable Series I, DWS Variable Series II, DWS Investments VIT Funds, DWS Investment Distributors, Inc. and Deutsche Investment Management Americas Inc. (12)

(39)	Amendment to the Participation Agreement between Midland National Life Insurance Company, Eaton Vance Variable Trust and Eaton Vance Distributors, Inc. (12)
(40)	Amendment to the Participation Agreement between Midland National Life Insurance Company, Sammons Financial Network, LLC, Lazard Asset Management Securities LLC and Lazard Retirement Series, LLC. (12)
(41)
Amendment to the Participation Agreement between Midland National Life Insurance Company, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investor Services, LLC and Legg Mason Partners Fund Advisor, LLC. (12)

(42)	Amendment to the Participation Agreement between Midland National Life Insurance Company, Lord Abbett Series Fund, Inc. and Lord Abbett Distributor LLC. (12)
(43)	Amendment to the Participation Agreement between Midland National Life Insurance Company, Northern Lights Variable Trust and Northern Lights Distributors, LLC. (12)
(44)	Amendment to the Participation Agreement between Midland National Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Investments LLC. (12)
(45)
Amendment to the Participation Agreement between Midland National Life Insurance Company, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc., and Pioneer Funds Distributors, Inc. (12)

(46)	Amendment to the Participation Agreement between Midland National Life Insurance Company, Royce Capital Fund and Royce Fund Services, Inc. (12)
(47)	Participation Agreement between Midland National Life Insurance Company, First Life Investors Series Funds and First Investors Corporation (13)
(48)
Participation Agreement between Midland National Life Insurance Company, Columbia Funds Variable Insurance Trust, Columbia Management Investment Advisers, LLC and Columbia Management Investment Distributors,
Inc. (13)

(49)
Participation Agreement between Midland National Life Insurance Company, Columbia Funds Variable Insurance Trust I, Columbia Management Investment Advisers, LLC and Columbia Management Investment Distributors,
Inc. (13)

(50)
Participation Agreement between Midland National Life Insurance Company, Columbia Funds Variable Series Trust II, Columbia Management Investment Advisers, LLC and Columbia Management Investment Distributors, Inc. (13)

(51)	Participation Agreement between Midland National Life Insurance Company, Wanger Advisors Trust, Columbia Wanger Asset Management, LLC and Columbia Management Investment Distributors, Inc. (13)
(52)	Participation Agreement between Midland National Life Insurance Company, ALPS Variable Investment Trust, ALPS Advisors, Inc and ALPS Portfolio Solutions Distributor, Inc. (14)

(53)
Participation Agreement between Midland National Life Insurance Company, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series. (14)

	(54)	Participation Agreement between Midland National Life Insurance Company, Oppenheimer Variable Account Funds and Oppenheimer Funds, Inc. (14)
(55)
Participation Agreement between Midland National Life Insurance Company, Sammons Financial Network, LLC., Transparent Value Trust, Guggenheim Partners Investment Management, LLC, and ALPS Distributors, Inc. (14)

	(56)	Amendment to the Participation Agreement between Midland National Life Insurance Company, BlackRock Variable Series Funds, Inc., and BlackRock Investments, LLC. (14)
	(57)	Amendment to the Participation Agreement between Midland National Life Insurance Company, First Life Investors Series Funds and First Investors Corporation. (14)
	(58)	Participation Agreement between Midland National Life Insurance Company and T. Rowe Price. (15)
(59)
Amendment to the Participation Agreement between Midland National Life Insurance Company, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investor Services, LLC and Legg Mason Partners Fund Advisor, LLC. (15)

	(60)	Participation Agreement between Midland National Life Insurance Company, Sammons Financial Network, John Hancock Variable Insurance Trust and John Hancock Distributors, LLC (16)
	(61)	Participation Agreement between Midland National Life Insurance Company, Federated Insurance Series and Federated Securities Corp. (17)
(k)	(1)	Opinion and Consent of Counsel (21)
(l)	(1)	Consent of Independent Registered Public Accounting Firm (21)
(m)		Not Applicable
(n)		Not Applicable
(o)		Form of Initial Summary Prospectus (22)
(p)		Powers of Attorney (22)
(q)		Not Applicable
(r)		Historical Current Limits on Index Gains (21)

1	Incorporated herein by reference to Pre-Effective Amendment No. 2 for Form S-6 on April 23, 1997 (File No. 333-14061)
2	Incorporated herein by reference to Post-Effective Amendment No. 5 for Form N-4 on February 23, 1998 (File No. 33-64016)
3	Incorporated herein by reference to Post-Effective Amendment No. 6 for Form S-6 on February 15, 2001 (File No. 333-14061)
4	Incorporated herein by reference to Post-Effective Amendment No. 5 for Form N-4 on April 28, 2003 (File No. 333-71800)
5	Incorporated herein by reference to Initial N-4 Filing on June 7, 1993 (File 33-64016)
6	Incorporated herein by reference to Post-Effective Amendment No. 4 for Form N-4 on April 29, 1997 (File No. 33-64016)
7	Incorporated herein by reference to Post-Effective Amendment No. 12 for Form N-4 on April 28, 2008 (File No. 333-108437)
8	Incorporated herein by reference to Pre-Effective Amendment No. 1 for Form N-4 on December 15, 2011 (File No. 333-176870)
9	Incorporated herein by reference to Post-Effective Amendment No. 1 for Form N-4 on April 25, 2012 (File No. 333-176870)
10	Incorporated herein by reference to Post-Effective Amendment No. 2 for Form N-4 on September 20, 2012 (File No. 333-176870)
11	Incorporated herein by reference to Post-Effective Amendment No. 8 for Form N-6 on April 26, 2013 (File No. 333-148824)
12	Incorporated herein by reference to Post-Effective Amendment No. 3 for Form N-4 on April 26, 2013 (File No. 333-176870)
13	Incorporated herein by reference to Post-Effective Amendment No. 4 for Form N-4 on July 12, 2013 (File No. 333-176870)
14	Incorporated herein by reference to Post-Effective Amendment No. 7 for Form N-4 on July 25, 2014 (File No. 333-176870)
15	Incorporated herein by reference to Post-Effective Amendment No. 9 for Form N-4 on July 16, 2015 (File No. 333-176870)

16	Incorporated herein by reference to Post-Effective Amendment No. 12 for Form N-4 on April 26, 2018 (File No. 333-176870)
17	Incorporated herein by reference to Post-Effective Amendment No. 13 for Form N-4 on April 29, 2019 (File No. 333-176870)
18	Incorporated herein by reference to Pre-Effective Amendment No. 1 for Form N-4 on December 9, 2021 (File No. 333-255058)
19	Incorporated herein by reference to Post-Effective Amendment No. 1 for Form N-4 on April 29, 2022 (File No. 333-255058)

20	Incorporated herein by reference to Post-Effective Amendment No. 4 for Form N-4 on November 13, 2023 (File No. 333-255058)
21	To be filed by post-effective amendment
22	Filed herewith.
Item 28. Directors and Officers of the Insurance Company

Name and Principal Business Address[1]	Position and Offices with Depositor
Esfandyar E. Dinshaw	Chairman and Chief Executive Officer
Robert R. TeKolste	President and Director
Darron K. Ash	Director
Thomas J. Corcoran	Director
Susan T. Deakins	Director
George A. Fisk	Director
Carl M. Harris	Director
William D. Heinz	Director
Gina A. Norris	Director
Gerald R. Blair[3]	President – Sammons Life Insurance Group
Casey C. Decker	Chief Operating Officer
William L. Lowe	President – Sammons Institutional Group and Director
Joseph E. Paul	President – Sammons Corporate Markets
Brett L. Agnew	Senior Vice President, Deputy General Counsel – Securities & Investments and Assistant Secretary
David C. Attaway	Senior Vice President
Kathleen Bartling[2]	Chief People Officer
Kelly L. Coomer[3]	Senior Vice President & Chief Information Officer
Brian D. Hansen	Senior Vice President & Chief Development Officer
Eric Y. Lin	Senior Vice President & Corporate Actuary
Michael L. Mock	Senior Vice President – Wealth Management Strategy
Michael A. Pietig	Senior Vice President – Services
Amy E. Teas	Senior Vice President, General Counsel & Secretary
Stacy L. Bagby	Vice President – Sales & Compliance Administration
Marcy L. Baker	Vice President – Risk & Asset Liability Management
Neil A.Berns	Vice President & Chief Strategy Officer-Life
Jamie E. Beyer[2]	Vice President – Valuation
Bryce A. Biklen	Vice President & Chief Distribution Officer SIAG
Lori L. Bochner	Vice President – Corporate Marketing and Communications
Gregory J. Bonzagni	Vice President – National Sales
Eric Boucher	Vice President – Enterprise Risk Management
Kerry Cahill	Vice President – Business & Sales Development
Jackie L. Cockrum	Vice President – New Business Operations
Timothy D. Crawford	Vice President & Associate General Counsel-Life & Annuity Operations
Nathan L. Driskill	Vice President – Sales MNL

Linda M. Durman	Vice President – Annuity Product Development & Inforce Management
Daniel E. Edsen	Vice President, Chief Financial Officer & Treasurer
Adora M. Ellis	Vice President – Investment Portfolio Management
Kirk P. Evans	Vice President – Product Development & Risk Management
Lynne M. Flater	Vice President & Chief Tax Officer
Trent J. Freier	Vice President – Corporate Markets
Chancie M. Garbe	Vice President – Operations Life
Patrick Glover	Vice President – Financial Reporting
Christie S. Goodrich	Vice President – Life Product
Cyndi J. Hall	Vice President – Chief Compliance Officer
Jeffrey P. Heppner	Vice President – Information Technology
Robert Johnson, Jr.	Vice President – Chief Distribution & Sales Officer MNL
Mark E. Kalinowski[3]	Vice President – Senior Investment Portfolio Manager Alternatives
Tracey E. Knudtson	Vice President – Talent & Organizational Development and HR Business Partner
Khen C. Leuk[3]	Vice President – Chief Underwriting Officer, SFG Bermuda Ltd.
Brent A. Mardis	Vice President - Chief Strategy Officer
Kevin W. Mechtley	Vice President – Business Development & Chief Innovation Officer
Paul J. Mocarski	Vice President & Chief Information Security Officer
Seth G. Nailor	Vice President – Agency and Customer Support
Issac Norton	Vice President - SAIG Marketing
Katrisha Neisse[2]	Vice President - Strategy & Business Development- Life
Adam W. Newland	Vice President – Audit
Jackson P. Ode	Vice President – Sales MNL
Susan B. Osweiler	Vice President – Chief Risk Officer
Varun B. Parekh[3]	Vice President – Information Technology
Matthew P. Pelham	Vice President – Information Technology
Melissa R. Phillips	Vice President – Operations, Strategy and Planning
Henry Pietrkowski[3]	Vice President – Associate General Counsel – Litigation
Amy E. Rider	Vice President – Strategic Risk & Mortality Management
Aparna Singh	Vice President – Portfolio Manager – Bermuda
Sarah E. Theis	Vice President & Chief Strategy Officer
Rachelle L. Tieszen[2]	Vice President – Total Rewards and HR Business Partner
Andrea Truax	Vice President – Corporate Actuarial Model
Piera Valle	Vice President – Financial Institutions
Carmen R. Walter	Vice President – Product Development Corporate Markets
Heath C. Williams[2]	Vice President – Information Technology
Aaron D. Witt	Vice President – Chief Digital & Corporate Solutions Officer
Stephanie Wynne	Vice President – Corporate Development Operations & Integration
Lori DenHerder	Associate Vice President – Compliance Investigations & AML Officer
Logan S. Veurink[2]	Associate Vice President – Capital Planning & Analysis
Jill Williams[3]	Associate Vice President – Operational Compliance
1    Unless noted otherwise, the principal business address for each officer and director is 8300 Mills Civic Parkway, West Des Moines, IA 50266
2    One Sammons Plaza, Sioux Falls, SD 57193-9991
3    433 W. Van Buren Street, Chicago, IL 60607
Item 29. Persons Controlled By or Under Common Control With the Insurance Company or Registered Separate Account.
The Insurance Company, Midland National Life Insurance Company (Midland) is an indirect subsidiary of Sammons Enterprises, Inc. The Registered Separate Account is a segregated asset account of Midland. Shares of Sammons Enterprises, Inc. are held by GreatBanc Trust Company, as Trustee of the Sammons Enterprises, Inc. Employee Stock Ownership Trust (ESOT). Other direct or indirect subsidiaries of Sammons Enterprises, Inc. (SEI), as of December 31, 2025, are: [To be updated by amendment]

Name of Parent, Subsidiaries Or Affiliates	Domiciliary Location	If Control is Ownership Provide Percentage
1110 Inwood Holdings, LLC	DE	90.00
1110 Inwood, LLC	DE	100.00
19160 West Bellfort Richmond Owner, LLC	DE	100.00
215 Castro LLC	DE	100.00
2748 Grant Avenue Venture, LLC	DE	95.00
2748 Grant Avenue, L.L.C.	DE	100.00
49 North, LLC	DE	100.00
5 Burlington Woods JV, LLC	DE	44.00
5 Burlington Woods, LLC	DE	100.00
550 Capital, Inc.	DE	100.00
800 Main Street Providence Village Owner, LLC	DE	100.00
ABV Holdings, LLC	NC	100.00
Access Plus (Scotland) Ltd.	ZZZ	100.00
Aerial Platform Hire Limited	IRL	100.00
AIS SIND, LLC	DE	100.00
AJ Highland Park Investors, LLC	DE	100.00
AJ Renaissance Place Investors, LLC	DE	100.00
AK Des Peres Manager, LLC	DE	100.00
AK St. Louis Holdings, LLC	DE	100.00
AK St. Louis Manager, LLC	DE	50.00
AK St. Louis Owner, LLC	DE	100.00
Albemarle Solar Center, LLC	NC	100.00
Albion 636 Division, LLC	DE	100.00
Albion at Evanston Investors I, LLC	DE	100.00
Albion at Evanston, LLC	DE	100.00
Albion at Highland Park, LLC	DE	100.00
Albion at Murfreesboro, LLC	DE	100.00
Albion at New Forum Member, LLC	DE	100.00
Albion at Oak Park Investors I, LLC	DE	100.00
Albion at Oak Park Member, LLC	DE	100.00
Albion at Oak Park, LLC	DE	100.00
Albion at Palatine, LLC	DE	100.00
Albion at Parklane GP, LLC	DE	100.00
Albion at Parklane Limited Partner, LLC	DE	100.00
Albion at Renaissance Place, LLC	DE	100.00
Albion Construction LLC	DE	100.00
Albion Des Peres, LLC	DE	100.00
Albion HoldCo LLC	DE	100.00
Albion in the Gulch Investors, LLC	DE	100.00
Albion in the Gulch Member, LLC	DE	100.00
Albion in the Gulch, LLC	DE	100.00
Albion Jacobs Highland Park, LLC	DE	100.00
Albion Jacobs Renaissance Place, LLC	DE	100.00
Albion Lawrenceville, LLC	DE	100.00
Albion Murfreesboro Investors, LLC	DE	20.00
Albion Murfreesboro Member, LLC	DE	100.00
Albion Music Row II, LLC	DE	100.00
Albion Music Row, LLC	DE	100.00

Albion on Lake Cook Mezz, LLC	DE	100.00
Albion on Lake Cook, LLC	DE	100.00
Albion Residential LLC	DE	100.00
Albion St. Louis, LLC	DE	100.00
AmeyBriggs Fleet and Equipment Limited	GBR	50.00
AmeyBriggs Services Holding Limited	GBR	50.00
AmeyBriggs Services Limited	GBR	100.00
Arvada Prime I, LLC	DE	100.00
Asheville Resolution Corporation	DE	100.00
Aspen Solar, LLC	NC	100.00
Astor Investment Management LLC	DE	100.00
ATCAP-CCI Atlanta Industrial II, LLC	DE	95.00
ATCAP-CCI Atlanta Industrial, LLC	DE	92.50
ATCAP-CCI Brookville Industrial, LLC	DE	95.00
ATCAP-CCI Emerson Industrial, LLC	DE	95.00
ATCAP-CCI Flint Industrial, LLC	DE	95.00
ATCAP-CCI Riverbend Industrial, LLC	DE	95.00
Atlas Atlanta Cobb International, LLC	DE	100.00
Atlas Atlanta II Doan, LLC	DE	100.00
Atlas Atlanta II International, LLC	DE	100.00
Atlas Atlanta II Park, LLC	DE	100.00
Atlas Atlanta II Shackleford, LLC	DE	100.00
Atlas Atlanta Mountain Industrial, LLC	DE	100.00
Atlas Atlanta Oakcliff, LLC	DE	100.00
Atlas Atlanta Royal Atlanta, LLC	DE	100.00
Atlas Atlanta Tuckerstone, LLC	DE	100.00
Atlas Brookville, LLC	DE	100.00
Atlas Emerson, LLC	DE	100.00
Atlas Flint 146, LLC	DE	100.00
Atlas Flint Air Center, LLC	DE	100.00
Atlas Flint Bergen, LLC	DE	100.00
Atlas Flint Dorothy, LLC	DE	100.00
Atlas Flint International, LLC	DE	100.00
Atlas Flint Lake Emma, LLC	DE	100.00
Atlas Flint Park Row, LLC	DE	100.00
Atlas Riverbend, LLC	DE	100.00
Ballad Gerrity Bridge, LLC	DE	100.00
Balloo Hire Centre Limited	IRL	100.00
Balloo Hire Limited	IRL	100.00
Balsam Solar, LLC	NC	100.00
Bannagroe Limited	IRL	100.00
Barn Owl I, LLC	DE	100.00
BE Finance Limited	GBR	100.00
Beacon Capital Management, Inc.	OH	100.00
Beulah Belle Grazing Association, LLC	WY	100.00
Blulift Limited	IRL	100.00
BRE NC Solar 1, LLC	NC	100.00
Briggs Equipment Ireland Limited	IRL	100.00
Briggs Equipment Mexico, Inc.	DE	100.00
Briggs Equipment UK Limited	GBR	100.00

Briggs Equipment, S.A. de C.V.	MEX	99.00
Briggs Equipment, S.A. de C.V.	MEX	1.00
Briggs Industrial Solutions, Inc.	DE	100.00
Briggs International, Inc.	DE	100.00
Briggs UK Holdings, Inc.	DE	100.00
Broadway Solar Center, LLC	NC	100.00
Burleson Wilshire Investment Partners, LLC	DE	100.00
Canal Reinsurance Company	IA	100.00
Cast Iron Energy, LLC	DE	100.00
CCE Funding LLC	DE	100.00
CCI Alexandria SL LLC	DE	100.00
CCI Atlanta Industrial LLC	DE	100.00
CCI Bethesda SL LLC	DE	100.00
CCI GG Prime 1 LLC	DE	100.00
CCI Historic, Inc.	DE	100.00
CCI Horizon LLC	DE	100.00
CCI Industrial - ATCAP Atlanta II Investor LLC	DE	100.00
CCI Industrial - ATCAP Brookville Investor LLC	DE	100.00
CCI Industrial - ATCAP Emerson Investor LLC	DE	100.00
CCI Industrial - ATCAP Flint Investor LLC	DE	100.00
CCI Industrial - ATCAP RIverbend Investor LLC	DE	100.00
CCI Industrial – CHI 2748 Grant Avenue Investor LLC	DE	100.00
CCI Industrial - JSC Georgetown I Investor LLC	DE	100.00
CCI Industrial - JSC Georgetown II Investor LLC	DE	100.00
CCI Industrial - JSC Lakeview I Investor LLC	DE	100.00
CCI Industrial - JSC Lakeview II - SAF BTS Investor LLC	DE	100.00
CCI Industrial - JSC Lakeview II Investor LLC	DE	100.00
CCI Industrial - JSC Landis I Investor LLC	DE	100.00
CCI Industrial - JSC Landis II Investor LLC	DE	100.00
CCI Industrial - JSC Richey Investor LLC	DE	100.00
CCI Industrial - KDC Oncor Investor LLC	DE	100.00
CCI Industrial – M2G Inwood Investor LLC	DE	100.00
CCI Industrial - SM Cary Investor LLC	DE	100.00
CCI Industrial - SM Locust Grove Investor LLC	DE	100.00
CCI Industrial Holdings LLC	DE	100.00
CCI JSC Holdings LLC	DE	100.00
CCI MAC 5BW LLC	DE	100.00
CCI Manager LLC	DE	100.00
CCI MF Holdings LLC	DE	100.00
CCI MFH – JLB 64M Investor LLC	DE	100.00
CCI MFH - KV Desert View Investor LLC	DE	100.00
CCI MFH - KV San Cierra Investor LLC	DE	100.00
CCI MFH - KV Tribeca/Encore Investor LLC	DE	100.00
CCI MFH - KV Vera Sanford Investor LLC	DE	100.00
CCI Residential LLC	DE	100.00
CCI Retail – GBT TX Sprouts Investor LLC	DE	100.00
CCI Retail Holdings LLC	DE	100.00
CCI SSL Funding LLC	DE	100.00
CCI SSL Holding LLC	DE	100.00
CCI Tysons SL, LLC	DE	100.00

CCI Westfields Investor LLC (fka CCI Ohana LLC)	DE	100.00
CCI/HTC, Inc.	DE	100.00
Cedar Solar, LLC	NC	100.00
Clemina Hydro Power GP Ltd.	CAN	100.00
Clemina Hydro Power LP	CAN	99.00
Clemina Hydro Power LP	CAN	1.00
Columbia Mountains Power GP Ltd.	CAN	100.00
Columbia Mountains Power LP	CAN	99.00
Columbia Mountains Power LP	CAN	1.00
Community Investments, Inc.	DE	100.00
Compatriot Capital, Inc.	DE	100.00
Connect18 Energy Holdings, Inc.	DE	100.00
Consolidated Investment Services, Inc.	DE	100.00
Constitution, LLC	DE	100.00
Controladora Briggs de Mexico, S. de R.L. de C.V.	MEX	99.00
Controladora Briggs de Mexico, S. de R.L. de C.V.	MEX	1.00
Cornwall Solar Center, LLC	NC	100.00
Crestwood Solar Center, LLC	NC	100.00
Dement Farm, LLC	NC	100.00
Duplin Solar II, LLC	NC	100.00
Durham Solar, LLC	NC	100.00
E2M Holdings, LLC	DE	30.00
E2M Partners, LLC	DE	100.00
Elevare Energy, LLC	DE	100.00
Elm Solar, LLC	NC	100.00
Enterhealth, LLC	TX	21.30
ESA Newton Grove 1 NC, LLC	NC	100.00
ESA Selma NC 1, LLC	NC	100.00
ESA Smithfield 1 NC, LLC	NC	100.00
Financeware Technologies, LLC	VA	100.00
Flagship Energy, LLC	DE	100.00
Forklift Operations de Mexico, S.A. de C.V.	MEX	99.00
Forklift Operations de Mexico, S.A. de C.V.	MEX	1.00
Forkway (Hire) Limited	GBR	100.00
Forkway Group Limited	GBR	100.00
Forkway Limited	GBR	100.00
Foundation X, LLC	DE	100.00
Galway Pland and Tool Hire Limited	IRL	100.00
GBT-CCI TX Sprouts JV, LLC	DE	82.00
Gerrity Bridge, LLC	DE	100.00
Gerrity Group, LLC	DE	100.00
Gerrity Holdings LLC	DE	40.00
Gerrity Prime 1, LLC	DE	99.00
Gerrity Prime 1, LLC	DE	1.00
Gerrity Retail Fund 3 Management, LLC	DE	100.00
Gerrity Retail Fund 3, L.P.	DE	40.00
Gerrity Retail Fund 3, L.P.	DE	0.00
Gerrity Retail Fund 3, L.P.	DE	4.30
Gerrity Retail Investors 3, LLC	DE	94.70
Gerrity Retail Partners 3, LLC	DE	100.00

GFL Access Limited	GBR	100.00
GFL Holdings Limited	GBR	100.00
Gila Bend Power Partners, LLC	DE	100.00
GRF Special, LLC	DE	0.00
GRF Special, LLC	DE	100.00
Gwynedd Forklifts Limited	GBR	100.00
H2 Fuels, Inc.	DE	100.00
Harrell's Hill Solar Center, LLC	NC	100.00
Heelstone Energy II, LLC	DE	100.00
Heelstone Energy III, LLC	DE	100.00
Heelstone Energy IV, LLC	DE	100.00
Heelstone Energy V, LLC	DE	100.00
Heelstone Energy VI, LLC	DE	100.00
Heelstone Energy VIII, LLC	DE	100.00
Heelstone Energy, LLC	DE	100.00
Heelstone Land Holdings, LLC	DE	100.00
Heestone Energy VII, LLC	DE	100.00
Heyday Insurance Agency LLC	DE	100.00
Highland Solar Center, LLC	NC	100.00
Hiremech Holdings Limited	GBR	100.00
Hiremech Limited	GBR	100.00
Hitec Lift Trucks Limited	GBR	100.00
HyElement Power, Inc.	DE	100.00
Industrial US Holdings, Inc.	DE	100.00
Innovative Solar 23, LLC	NC	100.00
J.B. Plant Hire (Dungannon) Limited	GBR	100.00
J.B. Plant Hire Limited	GBR	100.00
Jackson-Shaw Company LLC	DE	100.00
Jackson-Shaw Holdings LLC	DE	44.75
JLB 2728 Cedar Springs, LP	TX	30.00
JLB 2728 Cedar Springs, LP	TX	70.00
JLB 64th and Mayo Phase I LLC	DE	87.50
JLB 64th and Mayo Phase I LLC	DE	5.00
JLB BUILDERS LLC	TX	100.00
JLB CCI Westfields LLC	DE	80.00
JLB CCI Westfields LLC	DE	11.62
JLB Chapman GP LLC	DE	100.00
JLB Chapman LP	DE	98.00
JLB Chapman LP	DE	100.00
JLB Chapman LP	DE	2.00
JLB McLean LLC	DE	39.00
JLB McLean LLC	DE	21.90
JLB McLean Partners LP	DE	65.70
JLB Partners LLC	DE	40.00
JLB REALTY LLC	TX	100.00
JLB RESIDENTIAL LLC	TX	100.00
JLB Stafford Land LP	TX	100.00
JLB West Paces Phase I GP LLC	TX	100.00
JLB West Paces Phase I L.P.	TX	80.00
JLB West Paces Phase I L.P.	TX	19.00

JLB West Paces Phase I L.P.	TX	1.00
JSC Manager LLC	DE	100.00
JSC-CCI Georgetown I JV LLC	DE	94.00
JSC-CCI Georgetown I JV LLC	DE	3.50
JSC-CCI Georgetown II JV LLC	DE	95.00
JSC-CCI Georgetown II JV LLC	DE	3.50
JSC-CCI Lakeview I JV LLC	DE	95.00
JSC-CCI Lakeview I JV LLC	DE	3.50
JSC-CCI Lakeview I LLC	DE	100.00
JSC-CCI Lakeview I Mezz LLC	DE	100.00
JSC-CCI Lakeview II - SAF BTS, LLC	DE	100.00
JSC-CCI Lakeview II JV LLC	DE	95.00
JSC-CCI Lakeview II JV LLC	DE	3.50
JSC-CCI Landis I, LLC	DE	95.00
JSC-CCI Landis I, LLC	DE	3.50
JSC-CCI Landis II, LLC	DE	95.00
JSC-CCI Landis II, LLC	DE	3.50
JSC-CCI Richey, LLC	DE	95.00
JSC-CCI Richey, LLC	DE	3.50
K2 Development, LLC	DE	100.00
KDC HoldCo LLC	DE	100.00
KDC OEDC Investments One LP	TX	75.00
KDC Park Center Investments One LLC	DE	100.00
KDC Park Center Investments Two LLC	DE	100.00
Kenansville Solar Farm, LLC	NC	100.00
Keystone Energy Holdings, LLC	DE	100.00
KV Desert View Apartments, LLC	DE	100.00
KV Desert View Holdings, LLC	DE	90.00
KV Encore Apartments, LLC	DE	100.00
KV San Cierra Apartments, LLC	DE	100.00
KV San Cierra Holdings, LLC	DE	85.00
KV Tribeca Apartments, LLC	DE	100.00
KV Tribeca/Encore Holdings, LLC	DE	75.00
KV Vera Sanford Apartments, LLC	DE	100.00
KV Vera Sanford Holdings, LLC	DE	90.00
Kyle Kohlers Crossing, LLC	DE	100.00
Lafayette Solar I, LLC	NC	100.00
Lantern Insurance Company	IA	100.00
Laois Hire Services Limited	IRL	100.00
Laurinburg Solar, LLC	NC	100.00
Legacy KDC Holdings, LLC	DE	50.00
Littlefield Solar Center, LLC	NC	100.00
Maxim (GB) Limited	GBR	100.00
Mexcolift Servicios de Personnel, S. de R.L. de C.V.	MEX	99.00
Mexcolift Servicios de Personnel, S. de R.L. de C.V.	MEX	1.00
Midland National Life Insurance Company	IA	100.00
Midway Wind, LLC	DE	100.00
MNL Reinsurance Company	IA	100.00
Montacargas Yale de Mexico, S.A. de C.V.	MEX	99.00
Montacargas Yale de Mexico, S.A. de C.V.	MEX	1.00

Morgan Farm, LLC	NC	100.00
My Financial Freedom LLC	DE	100.00
Nashville Farms, LLC	NC	100.00
Neckar Investments Limited	GBR	100.00
New Forum Apartments JV Investors, LLC	DE	10.00
New Forum Owner LLC	DE	100.00
New Roots M Alterntative Holdings LLC	DE	100.00
New Roots M Trust	DE	100.00
New Roots N Alterntative Holdings LLC	DE	100.00
New Roots N Trust	DE	100.00
Neworld Energy Investor LLC	DE	90.00
Neworld.Energy Holdings, LLC	DE	25.00
Neworld.Energy Holdings, LLC	DE	3.00
Neworld.Energy LLC	NV	100.00
Nextgen Re Holdings, LLC	DE	100.00
Nishhen Denshi Limited	GBR	100.00
North American Company for Life and Health Insurance	IA	100.00
North Carolina Solar III, LLC	NC	100.00
Northern Forklift (Scotland) Limited	GBR	100.00
Northrock Financial Services, LLC	DE	100.00
Northrock Partners Holdco, LLC	DE	55.00
NorthRock Partners Intermediate, LLC	DE	55.00
NorthRock Partners Tax Services, LLC	DE	100.00
NorthRock Partners, LLC	DE	100.00
NRX Hockey, LLC	DE	100.00
NRX Holding, LLC	DE	100.00
Oswego Gerrity Bridge, LLC	DE	100.00
Otter, Inc.	OK	100.00
Parkway Mortgage, Inc.	DE	100.00
Pathfinder Bison Bend, LLC	WY	100.00
Pathfinder Buzzard Bird Ranch, LLC	WY	100.00
Pathfinder Cardwell Access Ranch, LLC	WY	100.00
Pathfinder Cardwell Ranch, LLC	WY	100.00
Pathfinder Dumbell Ranch, LLC	WY	100.00
Pathfinder Land and Ranch Management, LLC	WY	100.00
Pathfinder Miracle Mile Ranch, LLC	WY	100.00
Pathfinder Pathfinder Ranch, LLC	WY	100.00
Pathfinder Perkins Ranch, LLC	WY	100.00
Pathfinder Ranches, LLC	WY	100.00
Pathfinder Sand Creek, LLC	WY	100.00
Pathfinder Stewart Creek Ranch, LLC	WY	100.00
Pathfinder Sun Ranch, LLC	WY	100.00
Pathfinder Two Iron Ranch, LLC	WY	100.00
Pent House Associates	DE	99.00
Pent House Associates	DE	1.00
PR Holdings Inc.	DE	100.00
Private Tax Services, LLC	DE	100.00
Property Disposition, Inc.	DE	100.00
PV Project Holdings I, LLC	NC	100.00
PV Project Holdings II, LLC	NC	100.00

PV Project Holdings III, LLC	NC	100.00
PV Project Holdings IV, LLC	NC	100.00
PV Project Holdings V, LLC	NC	100.00
Raeford Farm, LLC	NC	100.00
Red Hill Solar Center, LLC	NC	100.00
Red Toad 1425 A Powatan Road, LLC	NC	100.00
Redondo Prime 1, LLC	DE	100.00
Relay Energy Partners, LLC	DE	100.00
Rio Bravo Wind Capital, LLC	DE	100.00
Rio Bravo Wind Renewables, LLC	DE	100.00
Rockingham Solar, LLC	NC	100.00
Rosemount Holdings Ltd	ZZZ	100.00
RSG Hockey, LLC	DE	100.00
SAGE Assets, Inc.	DE	100.00
Samarcand Solar Farm, LLC	NC	100.00
Sammons BW, Inc.	DE	100.00
Sammons Capital, Inc.	DE	100.00
Sammons Corporation	DE	100.00
Sammons Distribution Holdings, Inc.	DE	100.00
Sammons Enterprises, Inc.	DE	100.00
Sammons Enterprises, Inc. ESOT	TX
Sammons Equity Alliance, Inc.	DE	100.00
Sammons Financial Group Asset Management, LLC	DE	100.00
Sammons Financial Group U.S. Insurance Holdings, LLC	DE	100.00
Sammons Financial Group Wealth Management Holdings, LLC	DE	100.00
Sammons Financial Group, Inc.	DE	100.00
Sammons Financial Network, LLC	DE	100.00
Sammons Industrial Capital, LLC	DE	100.00
Sammons Industrial, Inc.	DE	100.00
Sammons Infrastructure, Inc.	DE	100.00
Sammons Institutional Group, Inc.	DE	100.00
Sammons Power Development, Inc.	DE	100.00
Sammons Renewable Energy Canada Holdings Inc.	CAN	100.00
Sammons Renewable Energy Holdings, Inc.	DE	100.00
Sammons Securities, Inc.	DE	100.00
Sammons Warehouse Solutions, Inc.	DE	100.00
Serpentine Hydro Power LP	CAN	100.00
SFG Bermuda, LTD	BM	100.00
SFG Cary Investors, LLC	DE	95.00
SFG Cary, LLC	DE	100.00
SFG Fortuna, LLC	DE	100.00
SFG Locust Grove Investors, LLC	DE	95.00
SFG Locust Grove, LLC	GA	100.00
SFG Tenura, LLC	DE	100.00
Shelby Randolph Road Solar I, LLC	NC	100.00
SID Solar I, LLC	NC	100.00
SII TWC Holding Company, Inc.	DE	100.00
Silverstone Alexandria II Owner, LLC	DE	100.00
Silverstone Alexandria II, LP	DE	90.00
Silverstone Bethesda Owner, LLC	DE	100.00

Silverstone Bethesda, LP	DE	85.00
Silverstone Senior Living, LLC	DE	37.33
Silverstone Tysons Owner, LLC	DE	100.00
Silverstone Tysons, LP	DE	85.00
SitePro Rentals, Inc.	DE	100.00
Ski Partners II, LLC	DE	32.75
Ski Partners, LLC	DE	85.37
SLBCA Holding LLC	DE	100.00
Solberg Reinsurance Company	IA	100.00
Solent Forklift Trucks Limited	GBR	100.00
Sonterra Energy, LLC	DE	100.00
Soo Line Building City Apartments LLC	DE	100.00
SP Land Company, LLC	DE	80.00
SRE Blocker #1, Inc.	DE	100.00
SRE Blocker #2, Inc.	DE	100.00
SRE Blocker #3, Inc.	DE	100.00
SRE Blocker #4, Inc.	DE	100.00
SRE DevCo, Inc.	DE	100.00
SRE Focalpoint Holdings, Inc.	DE	100.00
SRE Focalpoint Member, LLC	DE	100.00
SRE Focalpoint, LLC	DE	100.00
SRE Hydro Canada Corp	CAN	100.00
SRE Hydro Canada General Services Ltd.	CAN	100.00
SRE Hydro Canada-1, LLC	DE	100.00
SRE Hydro DevCo, Inc.	DE	100.00
SRE Midway HoldCo LLC	DE	100.00
SRE Midway LLC	DE	100.00
SRE Midway Member LLC	DE	100.00
SRE NC Solar, LLC	DE	99.50
SRE OpCo, Inc.	DE	100.00
SRE Rio Bravo, LLC	DE	100.00
SRE Solar OpCo, Inc.	DE	100.00
SRE Utility Solar 1, LLC	DE	100.00
SRE Wind OpCo Inc.	DE	100.00
SRK Holdings, LLC	NC	100.00
SSL CCI Funding, LLC	DE	85.00
Stanford GP1, LLC	DE	100.00
Stewart Creek Grazing Association, LLC	WY	50.00
Stewart Creek Grazing Association, LLC	WY	50.00
Stone Roots M Alternative Holdings LLC	DE	100.00
Stone Roots M Trust	DE	100.00
Stone Roots N Alternative Holdings LLC	DE	100.00
Stone Roots N Trust	DE	100.00
Sweetgum Solar, LLC	NC	100.00
Sweetwater River Conservancy Bald and Golden Eagle Bank, LLC	WY	100.00
Sweetwater River Conservancy Greater Sage-Grouse Habitat Bank, LLC	WY	100.00
Sweetwater River Conservancy Wetland Mitigation Bank, LLC	WY	100.00
Sweetwater River Conservancy, LLC	WY	100.00
SWS Precision Warehouse Design LLC	DE	60.00
SWS ServiceCo, Inc.	DE	100.00

Sync Storage Solutions, Inc.	DE	100.00
Ton Roots M Trust	DE	100.00
Ton Roots N Trust	DE	100.00
Trail Boss Partners, LLC	DE	100.00
Trainingplus.Com Ltd.	ZZZ	100.00
Two Crosses Grazing Association, LLC	WY	25.00
Two Crosses Grazing Association, LLC	WY	25.00
Two Crosses Grazing Association, LLC	WY	25.00
Two Crosses Grazing Association, LLC	WY	25.00
Union Gerrity Bridge, LLC	DE	100.00
Van Slyke Solar Center, LLC	NC	100.00
VGH/Dallas LLC	DE	70.00
Victory GP1, LLC	DE	100.00
Wealthcare Advisory Partners LLC	DE	100.00
Wealthcare Capital Management IP, LLC	DE	100.00
Wealthcare Capital Management LLC	DE	100.00
Wealthcare Capital Partners LLC	DE	100.00
Wealthcare LLC	DE	100.00
Wealthcare Parent Holdings LLC	DE	100.00
Wealthcare Parent Inc.	DE	100.00
Wealthcare Partners, LLC	DE	100.00
Woodbine Legacy Holdings, LLC	DE	93.00
Woodbine Legacy Holdings, LLC	DE	7.00
Woodbine Legacy Investment Partners, LP	DE	45.70
Woodbine Legacy Pref Partners, LP	DE	42.10
Wooden Rifle Grazing Association, LLC	WY	20.00
Wooden Rifle Grazing Association, LLC	WY	20.00
Wooden Rifle Grazing Association, LLC	WY	20.00
Wooden Rifle Grazing Association, LLC	WY	20.00
Wooden Rifle Grazing Association, LLC	WY	20.00
York Road Solar I, LLC	NC	100.00
ZV Solar 3, LLC	NC	100.00
Item 30. Indemnification
Midland National Life Insurance Company indemnifies actions against all officers, directors, and employees to the full extent permitted by Iowa law. This includes any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative. Such indemnification includes expenses, judgments, fines, and amounts paid in settlement of such actions, suits, or proceedings.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31a. Relationship of Principal Underwriter to Other Investment Companies
In addition to Midland National Life Separate Account C, Sammons Financial Network, LLC, the principal underwriter/distributor of the Registered Separate Account, is also the principal underwriter/distributor for variable universal life policies issued through Midland National Life Separate Account A.

Item 31b. Principal Underwriters
The directors and principal officers of Sammons Financial Network, LLC are as follows:

Name and Principal Business Address	Positions and Offices with Sammons Financial Network, LLC
William L. Lowe 8300 Mills Civic Parkway West Des Moines, IA 50266	President
Stephanie Surette 8300 Mills Civic Parkway West Des Moines, IA 50266	Chief Compliance Officer—Broker Dealer
Arlen Dykhuis 8300 Mills Civic Parkway West Des Moines, IA 50266	Financial Operations Principal
Brett Agnew 8300 Mills Civic Parkway West Des Moines, IA 50266	Corporate Secretary
Item 31c. Compensation of Principal Underwriters
The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year: [To be updated by amendment]

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions*	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation**
Sammons Financial Network, LLC	[32935712]	[0]	[0]	[8923126]

*    Represents commissions paid on the LiveWell Variable Annuity, LiveWell Dynamic Annuity, and the Legacy Variable Annuity.
**    Represents an underwriting fee paid to Sammons Financial Network, LLC for LiveWell Variable Annuity contract, LiveWell Dynamic Annuity contract, and the Legacy Variable Annuity contract under Separate Account C.

Item 31A. Information about Contract with Index-Linked Options [To be updated by amendment]

Name of the Contract	Number of Contracts Outstanding	Total Value Attributable to the Index-Option Subject to an Adjustment	Number of Contracts Sold During the Prior Calendar Year	Gross Premiums Received During the Prior Calendar Year	Amount of Contract Value Redeemed During the Prior Calendar Year	Combination Contract (Yes/No)
LiveWell Dynamic Annuity	[2846]	[485785899]	[2212]	[385605371]	[5629461]	Yes
Item 33. Management Services
No management related services are provided to the Registrant, except as discussed in Parts A and B.

Item 34. Fee Representation and Undertakings
With regard to the offering of the variable Subaccounts under this registration statement, Midland National Life Insurance Company represents that all fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risk assumed by Midland National Life Insurance Company.

With regard to the offering of the index-linked Cycle Investments under this registration statement, Midland National Life Insurance Company hereby undertakes:
1. To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities
Act; and
2. That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Section 403(b) Representation

On behalf of Midland National Life Separate Account C, Midland National Life Insurance Company represents that the Separate Account is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Contracts, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, Midland National Life Insurance Company has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of West Des Moines, and State of Iowa, on this twelfth day of January, 2026.

MIDLAND NATIONAL LIFE SEPARATE
ACCOUNT C (REGISTERED SEPARATE ACCOUNT)

By:	/S/ *
ESFANDYAR E. DINSHAW
Chairman of the Board

MIDLAND NATIONAL LIFE
INSURANCE COMPANY (INSURANCE COMPANY)

By:	/S/ *
ESFANDYAR E. DINSHAW
Chairman of the Board
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title
/S/ *	Chairman of the Board of Directors & Chief Executive Officer
ESFANDYAR E. DINSHAW	(Principal Executive Officer)
/S/ *	Vice President, Chief Financial Officer & Treasurer
*DANIEL E. EDSEN	(Principal Financial & Accounting Officer)
/S/ *	Director
* DARRON K. ASH
/S/ *	Director
THOMAS J. CORCORAN
/S/ *	Director
SUSAN T. DEAKINS
/S/ *	Director
GEORGE A. FISK
/S/ *	Director
CARL M. HARRIS
/S/ *	Director
WILLIAM D. HEINZ
/S/ *	Director
WILLIAM L. LOWE
/S/ *	Director
GINA A. NORRIS
/S/ *	President & Director
ROBERT R. TEKOLSTE

*BY:	/s/ Brett Agnew	Date: January 12, 2026
Brett Agnew
Attorney-in-Fact
Pursuant to Power of Attorney

EXHIBIT INDEX

Item	Exhibit

27(d)(5)	Form of Trigger Rate Crediting Type Endorsement

27(d)(6)	Form of Non-Qualified Stretch Endorsement

27(d)(7)	Form of Joint Annuitant Endorsement

27(o)	Form of Initial Summary Prospectus

27(p)	Powers of Attorney